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                                                          ANNUAL
                                                          REPORT
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                                                      To Shareholders
                                                     December 31, 2000

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TABLE OF CONTENTS
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LETTER TO SHAREHOLDERS ....................................   1

MANAGER'S DISCUSSION & ANALYSIS ...........................   4

SCHEDULES OF INVESTMENTS/
    STATEMENTS OF NET ASSETS ..............................  22

STATEMENTS OF ASSETS AND LIABILITIES ......................  56

STATEMENTS OF OPERATIONS ..................................  57

STATEMENTS OF CHANGES IN NET ASSETS .......................  60

FINANCIAL HIGHLIGHTS ......................................  66

NOTES TO FINANCIAL STATEMENTS .............................  72

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS .................. 103

SHAREHOLDER VOTING RESULTS ................................ 104

NOTICE TO SHAREHOLDERS .................................... 105

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                    NOT          MAY LOSE VALUE
                    FDIC
                   INSURED      NO BANK GUARANTEE
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LETTER TO SHAREHOLDERS
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                                                               DECEMBER 31, 2000

[Photo of Hilton M. Jervey Omitted]
HILTON M. JERVEY, CFA
CHIEF INVESTMENT OFFICER
SUMMIT BANK

[Photo of Mark E. Nagel Omitted]
MARK E.NAGLE
PRESIDENT AND CEO
THE PILLAR FUNDS



INVESTMENT OUTLOOK

January 2001

RISING INTEREST RATES AND DECLINING MARKETS
     Throughout the year 2000, we watched carefully as virtually all of the world's stock markets declined as central banks raised interest rates in response to a perceived threat of inflation. In the U.S. the pattern was similar but with a twist. In 1998 and 1999 more stocks in the S&P 500 Index declined than rose while the Index average went up strongly. This reflected the influence of the largest companies. In contrast, during 2000 more stocks rose than fell in the S&P 500 while the Index declined more than 10%.
     The NASDAQ Index, after a very strong year in 1999, dropped almost 40% -- its worst decline ever. The combination of inflated growth expectations and very high valuations proved to be a lethal combination. It's important to note that almost all of the negative impact on the market averages came from the technology sector where expectations were highest.

MIXED PERFORMANCE IN THE BOND MARKETS
     Even though short-term interest rates stayed high during 2000, longer-term interest rates for high quality bonds dropped significantly. Investors were attracted to fixed-income securities by high real rates and the stability offered as the economy slowed.
     Returns for intermediate government bonds were the best in the last five years. And, for the first time in 10 years, they beat stock returns. In contrast, lower quality instruments, known as high-yield bonds or "junk bonds," performed poorly. The deteriorating condition of corporate balance sheets seriously affected their returns.

SURPRISING ACTION BY THE FEDERAL RESERVE
     On the second business day of 2000, the Federal Reserve surprised financial markets by reducing their target for short-term rates by one half of a percent. This action was particularly startling in that, as recently as their mid-November 1999 meeting, the Board had repeated their bias toward raising rates and their continued concern about inflationary pressures. The cumulative effect has been a lack of liquidity in our economy culminating in the rapid reduction in growth prospects we've witnessed in the last few months.
     This turn of events also points up the vulnerability of even robust business conditions to a sustained error in monetary policy. We have been saying for some time that Federal Reserve policy was focused far too much on fighting inflation and not enough on sustaining growth. This is particularly true since there has been no meaningful acceleration of wage pressures and unemployment has remained low. Now that their policy mistake is apparent, it will be no easy feat to reverse the current deceleration and generate growth again.
     Monetary policy almost always works with a lag when a change in direction occurs. This phenomenon is particularly true because of the Federal Reserve's practice of managing interest rates rather than liquidity.
     For example, consider the recent reduction in the target rate for Federal funds from 6 1/2% to 6%. A

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LETTER TO SHAREHOLDERS
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(CONTINUED)

target rate is maintained by the actions of the Open Market Committee which can raise or lower interest rates by buying or selling government bonds, reducing liquidity in the system through sales, and increasing liquidity through purchases. The Federal Reserve's intention, when implementing the most recent reduction in the target rate, was to stimulate the economy by lowering borrowing costs and improving access to funds. One would think that the Open Market Committee would be buying bonds to carry out the Board's intent. But, that is not the case. Why? It is because they are targeting a rate and not aiming for a certain level of liquidity.
     Picture how you would act as a potential borrower under current circumstances when expectations are that the recent reduction is only the first of several to come. Unless your borrowing needs are immediate, you will postpone any action for as long as you can. But, if you are a lender, you would like to make the loan as soon as you can before rates decline more. How do these actions by borrowers and lenders affect monetary policy? In order to maintain the current target rate, the Federal Reserve most likely will have to be selling bonds and removing liquidity from the system. This counter intuitive action occurs because all the market pressures are for rates lower than the current target. The lenders stand ready with funds now but borrowers are on strike. Such a perverse situation can continue for some time until lenders and borrowers become convinced that no further reductions in rates are likely.
     There is also a real danger that an extended episode of gradual reductions can result in a moribund economy. Japan, where interest rates today are virtually zero, is a real life example of such an outcome. We, as observers of this process over the coming months, will be able to judge the state of liquidity in the economy. We see liquidity as a much more important ingredient for restoring growth than rates. Evidence of this may be found by watching the price of gold and the CRB-Bridge Index, which is a broad measure of commodity prices. Rises in these two indicators should be viewed with relief and not alarm.

SIGNS OF CHANGE
     Signs of the intensity of the change in the business climate are all around us. With the sophisticated systems in place today, most companies have been able to fine tune production and inventories to match the consumption of their output. However, during the fall of 2000, the reduction in consumer demand was so sharp that overproduction resulted in unwanted inventories. So, in addition to adjusting to the current lower level of growth in consumption, manufacturing must suffer through still lower levels of production to work off inventories. The first few months of this year are going to be a difficult time for many companies.
     The abrupt change in consumer buying patterns occurred during a period of low unemployment, making it more difficult to explain. And so far, rates of unemployment have not changed, keeping consumer incomes stable. Why the sudden shift in willingness to spend? Three factors seem to explain the change in behavior.
     First, in the last several months, we've seen consumer confidence drop rather sharply. Anecdotal evidence suggests that this change in attitude was mostly attributable to stock market weakness. Compared with ten years ago, the average person is much more aware of what's happening in financial markets and has a greater portion of his or her net worth invested in stocks. The combination has meant that the so-called "wealth effect" has some basis in reality and does have an impact on consumption.
     Second, sharp increases in the prices of petroleum-derived fuels and natural gas has raised the level of nondiscretionary spending. This leaves less money for other buying.

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                                                               DECEMBER 31, 2000

     And finally, the decline in confidence and squeeze on discretionary spending came after a sustained period of very high spending that left very little, if any, part of incomes for savings. As people become more uncertain about what lies ahead, the natural reaction is to raise their level of savings. Some time will be needed this year to re-establish a higher level of confidence, deal with higher energy costs, and raise the level of savings before businesses can begin to see an acceleration in buying patterns.


ADJUSTED CAPITAL SPENDING AND MODEST EARNINGS GAINS EXPECTED
     Lower levels of consumer demand have made the need for capacity additions, particularly in technology, less compelling. As a result, companies are adjusting their capital spending levels. Nevertheless, the continued pressure to constantly improve processes and sustain high labor productivity has not changed so current forecasts still expect that capital spending, while growing less rapidly, will remain the pace setter for our economy.
     Overall, conditions suggest that profits and profit margins will be squeezed for at least the first half of 2001. Beyond having to deal with the implications of a lower rate of sales growth, businesses will be very reluctant to make any significant adjustments in their labor force. Having worked hard to train their workers and having spent aggressively through capital improvements to make them more productive, we believe that companies will resist letting employees go. Employers realize that these workers will be vital to their organizations when business prospects improve. So, something has to give in the corporate income statement under these circumstances and profits seem likely to be impacted. For the full year 2001, about the best that can be expected is a very modest gain in earnings.


CONTINUING OUR FOCUS
     As we have often said, our focus has been on developing sector-diversified equity portfolios that emphasize the portions of the economy with the best revenue growth. These sectors have promised the most sustainable trends in earnings. That kind of focus becomes even more important when business conditions become more difficult, as we expect will be the case throughout 2001.
     We believe that the change in business climate should require very little redirection of our portfolio selections. The sectors and companies that have excelled in the recent past because their markets were most attractive, their strategies most appropriate, and their execution superior, will probably continue to be the most desirable investments in a tougher environment. So our concentration in technology, health care, and financial services as the core of our portfolios continues full force with an emphasis on valuation as we work to avoid the temptation to pay too much for growth.


Sincerely,

/s/Hilton M. Jervey's signature omitted

Hilton M. Jervey
Chief Investment Officer
Summit Bank

/s/Mark Nagel's signature omitted

Mark E. Nagle
President and CEO
The Pillar Funds

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MANAGER'S DISCUSSION & ANALYSIS
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MONEY MARKET FUNDS

[square bullet] U.S. TREASURY SECURITIES MONEY MARKET FUND
[square bullet] PRIME OBLIGATION MONEY MARKET FUND
[square bullet] U.S. TREASURY SECURITIES PLUS MONEY MARKET FUND
[square bullet] INSTITUTIONAL SELECT MONEY MARKET FUND

[photo of JUDITH C. TOMO Omitted]

JUDITH C. TOMO
VICE PRESIDENT/PORTFOLIO MANAGER

JUDITH TOMO BEGAN HER INVESTMENT CAREER IN 1984. MS. TOMO IS CURRENTLY RESPONSIBLE FOR THE MANAGEMENT OF ALL MONEY MARKET PORTFOLIOS HOLDING TAXABLE SECURITIES AS WELL AS MANY SHORT-TERM INVESTMENT PORTFOLIOS. SHE JOINED SUMMIT BANK IN 1995 FROM SIGNET BANK, WHERE MS. TOMO MANAGED SHORT-TERM PORTFOLIOS AND TRADED MONEY MARKET INSTRUMENTS.

MS. TOMO RECEIVED HER BACHELOR OF ARTS DEGREE IN BUSINESS ADMINISTRATION FROM RUTGERS UNIVERSITY.

     The year 2000 was a great period for money market investors! As the Federal Reserve raised rates during the first half of the year, money market participants reaped the rewards. During the first six months of 2000, the Pillar Money Market Funds were positioned to take advantage of increasing rates.
     In late Spring, it became evident that the economy was beginning to slow and that the Fed would be keeping rates stable. As a result, we lengthened the maturities on the Funds.
     As the Fall approached, we anticipated that the Federal Reserve would begin to lower rates to prevent a further economic slowdown. We again restructured the Funds to lock in higher yields at the longer end of the maturity structure.
     This strategy benefited investors in the Funds as all of them outperformed their indices. We accomplished this positive performance by maintaining very conservative investment strategies.
     Looking forward, the economy and the interest rate environment are changing. The Federal Reserve lowered short-term rates in early January 2001. The market expects this trend to continue. We have restructured the Funds once again to meet these new challenges.


[square bullet] TAX-EXEMPT MONEY MARKET FUND

[photo of CHARLENE PALMER Omitted]

CHARLENE PALMER
VICE PRESIDENT/PORTFOLIO MANAGER

CHARLENE PALMER BEGAN HER INVESTMENT CAREER IN 1977 AND HAS BEEN WITH SUMMIT BANK SINCE 1981. MS. PALMER HAS THE ADDITIONAL RESPONSIBILITY OF MANAGING THE NEW JERSEY MUNICIPAL SECURITIES FUND IN THE PILLAR FUNDS MUTUAL FUND COMPLEX. SHE HAS RECENTLY TAKEN ON THE MANAGEMENT OF THE PENNSYLVANIA MUNICIPAL SECURITIES FUND.

MS. PALMER RECEIVED HER BACHELOR'S DEGREE FROM EXETER UNIVERSITY, ENGLAND, AND HAS PARTICIPATED IN POST-GRADUATE COURSES AT NEW YORK UNIVERSITY AND THE NEW YORK INSTITUTE OF FINANCE.

     Beginning in the second quarter of 2000, increased volatility in the equity markets prompted an increase in cash flowing into the Fund. This trend continued through the rest of the year.
     Strong demand combined with mixed economic data pointing to a slowdown in growth, resulted in a decline in short-term interest rates. This decline was even more evident in states with specialty state status such as California, New York, New Jersey and Connecticut. These are states with issues that are desirable to both residents and the general market.
     Anticipating a decline in rates, the Pillar Tax-Exempt Money Market Fund maintained a slightly longer average weighted maturity of 63 days relative to the IBC Donahue I Money Net All Tax Free Average's average weighted maturity of 41 days. This action resulted in a one-year return of 3.60% for the Fund (Class
I) versus 3.53% for the Index.
     As we enter 2001, we expect the Federal Reserve Bank to be inclined to ease interest rates further. We will position the Fund accordingly.

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                                                               DECEMBER 31, 2000

FIXED INCOME FUNDS

[square bullet] INTERMEDIATE-TERM GOVERNMENT SECURITIES FUND

[photo of SARAH KRIEGER Omitted]

SARAH KRIEGER
VICE PRESIDENT/PORTFOLIO MANAGER

SARAH KRIEGER BEGAN HER CAREER AT TRUST INVESTMENTS IN 1983. MS. KRIEGER JOINED SUMMIT BANK IN 1997 AFTER AN EXTENSIVE BACKGROUND IN FIXED INCOME TRADING AND SALES.

MS. KRIEGER EARNED A BACHELOR OF ARTS DEGREE FROM BUCKNELL UNIVERSITY AND
AN MBA IN FINANCE FROM FORDHAM UNIVERSITY. SHE IS AFFILIATED WITH THE NEW YORK SOCIETY OF SECURITY ANALYSTS AND THE ASSOCIATION FOR INVESTMENT MANAGEMENT AND RESEARCH.


     In response to economic conditions, the Pillar Intermediate-Term Government Fund was invested in the shorter end of the intermediate sector. With a duration of just under three years, the Fund (Class I) had a fourth quarter return of 3.52% and an annual return of 9.39%. While these numbers compare favorably to the short government sector, they fall short of the intermediate sector returns. In addition to total return, the Fund seeks yield and thus at year end had approximately 52% of its portfolio invested in Government Agency bonds.
     December was a good month to be invested in intermediate Treasury Bonds. The weak economic data that adversely affected the equity market provided a positive environment for Treasury Bonds. As the holidays approached, it seemed that consensus was forecasting a decrease in the Fed Funds rate of 100 basis points by mid 2001.
     Looking ahead, we expect the Fed to be accommodative as economic growth slows but remains in positive territory and inflation continues to be tame. This should give a positive tone to the Fixed Income Market into 2001.


COMPARISON OF CHANGE IN VALUE
OF A $10,000 INVESTMENT

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Plot Points are as follows:
                      Pillar          Pillar              Lehman
                 Intermediate-     Intermediate-      Intermediate-
                Term Government   Term Government   Term U.S. Government/
                Securities Fund   Securities Fund      Credit Bond
                    (Class I)       (Class A)              Index
4/30/92              $10,000        $ 9,600              $10,000
12/92                 10,540         10,112               10,721
12/93                 11,417         10,915               11,663
12/94                 10,863         10,360               11,438
12/95                 12,493         11,884               13,189
12/96                 12,900         12,241               13,724
12/97                 13,798         13,049               14,804
12/98                 14,708         13,893               16,051
12/99                 14,586         13,729               16,113
12/00                 15,956         14,997               17,741

INVESTMENT GROWTH ANALYSIS
Average Annual Total Return1
                       1 Year        3 Year       5 Year        Since Inception
CLASS I                 9.39%         4.96%        5.02%              5.54%
CLASS A                 9.23%         4.74%        4.76%              5.29%
CLASS A* (with load)    4.82%         3.32%        3.91%              4.79%

*RETURN FIGURES REFLECT THE IMPACT OF THE MAXIMUM 4.00% SALES CHARGE.

1FOR THE PERIOD ENDED DECEMBER 31, 2000. PAST PERFORMANCE IS NOT PREDICTIVE OF
 FUTURE PERFORMANCE. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INTERMEDIATE-TERM GOVERNMENT SECURITIES FUND CLASS I AND CLASS A SHARES COMMENCED OPERATIONS ON APRIL 1, 1992.

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MANAGER'S DISCUSSION & ANALYSIS

FIXED INCOME FUNDS (CONTINUED)

[square bullet] FIXED INCOME FUND

 [photo of JOSEPH MARKOVICH Omitted]

JOSEPH MARKOVICH
SENIOR VICE PRESIDENT/REGIONAL
MANAGER, CENTRAL REGION

JOSEPH MARKOVICH HAS BEEN WITH SUMMIT BANK FOR MORE THAN A DECADE.

MR. MARKOVICH RECEIVED BOTH HIS BACHELOR OF SCIENCE DEGREE IN BUSINESS ADMINISTRATION AND AN MBA IN FINANCE FROM SETON HALL UNIVERSITY. HE IS AFFILIATED WITH THE NEW YORK SOCIETY OF SECURITY ANALYSTS AND THE ASSOCIATION FOR INVESTMENT MANAGEMENT AND RESEARCH.

     December 2000 was another stellar month for fixed-income investments. Strong December performance enabled the fourth quarter of 2000 to be one of the best three-month periods for the bond market in recent memory.
     The very same factors that hurt the stock market -- dramatically decelerating economic and corporate earnings growth -- created an extremely positive environment for bonds. The stage was set for the Federal Reserve Board to change the direction of its monetary policy 180 degrees. As late as June 2000, Mr. Greenspan found it necessary to raise rates and expressed a bias toward a restrictive monetary approach. But, by year-end, the market consensus was projecting a decrease in the Fed Funds rate of 50 to 100 basis points over the course of 2001.
     The Pillar Fixed Income Fund was well positioned to take advantage of these changes. The I shares generated a 4.09% return in the fourth quarter and 10.42% for the year 2000. These results outperformed those of the Lehman Intermediate Government/ Corporate Index and the Lipper A Rated Corporate Bond Fund average.
     While seeking to achieve attractive yield and total return results, the Fund also stayed highly focused on the management of risk. As of year-end, more than 70% of the Fund's holdings were rated AA or better and the Fund's average maturity was 5.5 years. We believe that these characteristics will help minimize the erosion of share value should the market take a negative turn.
     Looking forward over the next 12 months, we anticipate moderate -- but positive -- economic growth, tame inflation, and an accommodative Fed. These elements should provide the bond market with sufficient liquidity and allow interest rate levels to have a flat-to-downward trend. All of this would be very positive for fixed-income investments.

COMPARISON OF CHANGE IN VALUE
OF A $10,000 INVESTMENT

[Line Graphic Omitted]
Plot Points are as follows:


                      Pillar         Pillar               Lehman
                      Fixed          Fixed             Intermediate
                      Income         Income           U.S. Government/
                    (Class I)      (Class A)          Credit Index
4/30/92              $10,000        $ 9,575              $10,000
12/92                 10,867         10,390               10,721
12/93                 12,069         11,509               11,663
12/94                 11,386         10,830               11,438
12/95                 13,408         12,710               13,189
12/96                 13,802         13,050               13,724
12/97                 14,876         14,017               14,804
12/98                 16,036         15,074               16,051
12/99                 15,762         14,777               16,113
12/00                 17,404         16,295               17,741

INVESTMENT GROWTH ANALYSIS
Average Annual Total Return1
                        1 Year        3 Year       5 Year        Since Inception
CLASS I                 10.42%         5.37%        5.36%              6.53%
CLASS A                 10.27%         5.15%        5.10%              6.26%
CLASS A* (with load)     5.63%         3.63%        4.18%              5.74%
CLASS B                  9.32%         4.40%          N/A              5.28%
CLASS B** (with load)    3.82%         3.18%          N/A              4.55%

 *Return figures reflect the impact of the maximum 4.25% sales charge.

**Return figures reflect the impact of paying the maximum contingent deferred sales charge (CDSC) as disclosed in the prospectus.

1 For the period ended December 31, 2000. Past performance is not predictive of future performance. The investment return and principal value of an investment will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost. Fixed Income Fund Class I and Class A shares commenced operations on April 1, 1992 and Class B shares commenced operations on May 16, 1997.

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                                                               DECEMBER 31, 2000

[square bullet] PENNSYLVANIA MUNICIPAL SECURITIES FUND


[photo of CHARLENE PALMER Omitted]

CHARLENE PALMER
VICE PRESIDENT/PORTFOLIO MANAGER

CHARLENE PALMER BEGAN HER INVESTMENT CAREER IN 1977 AND HAS BEEN WITH SUMMIT BANK SINCE 1981. MS. PALMER HAS THE ADDITIONAL RESPONSIBILITY OF MANAGING BOTH THE TAX-EXEMPT MONEY MARKET AND NEW JERSEY MUNICIPAL SECURITIES FUNDS IN THE PILLAR FUNDS MUTUAL FUND COMPLEX.

MS. PALMER RECEIVED HER BACHELOR'S DEGREE FROM EXETER UNIVERSITY, ENGLAND, AND HAS PARTICIPATED IN POST-GRADUATE COURSES AT NEW YORK UNIVERSITY AND THE NEW YORK INSTITUTE OF FINANCE.

     During 2000, total volume of general market issuance declined from 1999 levels and Pennsylvania was no exception. Issuance in Pennsylvania for the year 2000 totaled about $10 billion. Negotiated issues outpaced competitive issues by approximately a 3 to 1 margin. The three largest issuers were: the State of Pennsylvania, Allegheny Hospital Systems, and Carbon County Industrial Development Authority.
     Hospital issues remained under pressure in light of accelerating credit downgrades. This was in contrast to the overall market where credit upgrades were increasing.
     Early in 2000, we restructured the Pillar Pennsylvania Municipal Securities Fund portfolio. We further diversified the holdings by reducing weightings in certain sectors. We also made moves to improve the Fund's liquidity and overall credit quality.
     These decisions, coupled with a declining interest rate environment, proved rewarding. Total returns for 2000 exceeded 13%, outpacing the Lehman Brothers 5-Year Municipal Bond Index.
     We expect little change in the municipal market for 2001. Supply will undoubtedly remain at odds with demand. And, if there is a reduction in personal income tax rates, municipal issues should continue to compare favorably with their taxable counterparts.

COMPARISON OF CHANGE IN VALUE
OF A $10,000 INVESTMENT

[Line Graphic Omitted]
Plot Points are as follows:
                      Pillar          Pillar              Lehman
                  Pennsylvania     Pennsylvania           5-Year
                   Municipal        Municipal            Municipal/
                Securities Fund   Securities Fund          Bond
                    (Class I)       (Class A)              Index
5/31/93              $10,000        $ 9,700              $10,000
12/93                 10,417         10,101               10,501
12/94                 10,149          9,815               10,338
12/95                 11,319         10,910               11,541
12/96                 11,759         11,318               12,030
12/97                 12,603         12,068               12,798
12/98                 13,213         12,621               13,547
12/99                 12,282         11,697               13,647
12/00                 13,917         13,225               14,698

INVESTMENT GROWTH ANALYSIS
Average Annual Total Return1
                       1 Year        3 Year       5 Year        Since Inception
CLASS I                13.31%         3.36%        4.22%              4.38%
CLASS A                13.06%         3.10%        3.92%              4.12%
CLASS A* (with load)    9.64%         2.06%        3.28%              3.70%

*Return figures reflect the impact of the maximum 3.00% sales charge.

1For the period ended December 31, 2000. Past performance is not predictive of future performance. The investment return and principal value of an investment will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost. Pennsylvania Municipal Securities Fund Class I and Class A shares commenced operations on May 3, 1993 and May 13, 1993, respectively.

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MANAGER'S DISCUSSION & ANALYSIS
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FIXED INCOME FUNDS (CONTINUED)

[square bullet] NEW JERSEY MUNICIPAL SECURITIES FUND


[photo of CHARLENE PALMER Omitted]

CHARLENE PALMER
VICE PRESIDENT/PORTFOLIO MANAGER

CHARLENE PALMER BEGAN HER INVESTMENT CAREER IN 1977 AND HAS BEEN WITH SUMMIT BANK SINCE 1981. MS. PALMER HAS THE ADDITIONAL RESPONSIBILITY OF MANAGING THE TAX-EXEMPT MONEY MARKET FUND IN THE PILLAR FUNDS MUTUAL FUND COMPLEX. SHE HAS RECENTLY TAKEN ON THE MANAGEMENT OF THE PENNSYLVANIA MUNICIPAL SECURITIES FUND.

MS. PALMER RECEIVED HER BACHELOR'S DEGREE FROM EXETER UNIVERSITY, ENGLAND, AND HAS PARTICIPATED IN POST-GRADUATE COURSES AT NEW YORK UNIVERSITY AND THE NEW YORK INSTITUTE OF FINANCE.

     During 2000, total volume for municipal issues declined 13% from 1999 levels. Most of this lack of activity came from a reduction in refunding which was down by 50%.
     Strong demand and diminished supply resulted in tax-exempt issues outperforming their taxable counterparts. Prices of municipal issues were up for 10 out of 12 months in 2000, causing yields to fall. During the year, yields on AAA rated, general market paper fell by as much as 130 basis points in the two-to-five-year maturity range. Spreads on lesser credit issues, which had been tight, widened and health care issuers continued to be a concern.
     Volume in New Jersey declined to $8.5 billion with negotiated issues comprising 60% of market share. The two largest issuers were the New Jersey Turnpike Authority and the New Jersey Transit Trust. The New Jersey Transit Trust Corporation, which made its debut in 1999, ranked as the third largest issuer. In addition to a decrease in supply, New Jersey maintained its "specialty state" status, enjoying strong demand by both New Jersey residents and general market investors.

     The Pillar New Jersey Municipal Securities Fund experienced considerable cash outflows early in the year as investors moved to equities. Most of the Fund activity focused on managing maturities and maintaining quality characteristics. For the year ending December 31, 2000, the Pillar New Jersey Municipal Securities Fund returned more than 8%.
     If the proposed reduction in personal income tax rates is enacted, we believe that given the present interest rate environment, municipals will remain attractive.

COMPARISON OF CHANGE IN VALUE
OF A $10,000 INVESTMENT

[Line Graphic Omitted]
Plot Points are as follows:
                      Pillar         Pillar         Lehman          Lehman
                   New Jersey      New Jersey       7-Year          5-Year
                   Municipal        Municipal       Municipal       General
                Securities Fund   Securities Fund    Bond          Obligation
                    (Class I)       (Class A)        Index         Bond Index
5/31/92              $10,000        $ 9,700         $10,000         $10,000
12/92                 10,505         10,176          10,610          10,557
12/93                 11,605         11,203          11,716          11,460
12/94                 11,127         10,716          11,392          11,302
12/95                 12,637         12,141          13,006          12,615
12/96                 13,069         12,515          13,576          13,198
12/97                 13,953         13,305          14,620          14,053
12/98                 14,621         13,895          15,530          14,875
12/99                 14,387         13,635          15,509          14,982
12/00                 15,653         14,801          16,918          16,133

INVESTMENT GROWTH ANALYSIS
Average Annual Total Return1
                       1 Year        3 Year       5 Year        Since Inception
CLASS I                 8.80%         3.91%        4.38%              5.41%
CLASS A                 8.55%         3.62%        4.04%              5.05%
CLASS A* (with load)    5.25%         2.56%        3.42%              4.68%

*Return figures reflect the impact of the maximum 3.00% sales charge.

1For the period ended December 31, 2000. Past performance is not predictive of future performance. The investment return and principal value of an investment will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost. Investment performance and resulting ranking reflect voluntary fee waivers in effect. In the absence of such fee waivers, total return would be reduced. New Jersey Municipal Securities Fund Class I and Class A shares commenced operations on May 4, 1992.

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                                                               DECEMBER 31, 2000

FIXED INCOME FUNDS (CONTINUED)

[square bullet] HIGH YIELD BOND FUND


     The year 2000 was a disappointing period for the high yield market. Volatility in the equity markets, funding concerns in the telecommunication and cable sectors, a dismal European high yield market, escalated default rates, high energy prices, uncertainty over the outcome of the U.S. Presidential election, and virtually no liquidity in the market all contributed to the poor performance of the high yield asset class. The high yield market spread, relative to the 10-year U.S. Treasury, stood at 950 basis points (bps) at year-end, representing a 396 bp widening from the close of 1999. This spread widening can be attributed mostly to investors' increased demand for a liquidity premium, as liquidity in the market was severely depressed throughout the year. In addition, escalating default rates also factored into wider spread levels.
     As a result of these conditions, the Pillar High Yield Bond Fund underperformed for the year 2000. The fixed communications sector generated one of the worst returns for the period. For the most part, all sub-sectors (data/Internet, long distance, CLEC) contributed to the poor sector return.
     The cable sector also suffered with fourth quarter returns serving as the catalyst for a negative annual return. The Fund's overweight to cable detracted from results.
     Issue selection in the consumer manufacturing sector, and in particular Drypers Corp., a diaper manufacturer, was the largest detractor from return in this sector after the company filed Chapter 11 status under the U.S. Bankruptcy Code.
     The gaming sector, viewed as a more defensive sector, strongly outpaced the aggregate market for the year, and thus, the Fund's overweight to this sector aided results. The Atlantic City sub-sector lagged somewhat, and the Fund's underweight to "pure" Atlantic City credits boosted return.
     The metals sector was negatively impacted by higher commodity prices, such as natural gas. As a result of this, many companies in this sector experienced downward pressure on their margins.

     Looking ahead, the Fund will maintain its long-term investment strategy. We continue to work to mitigate the impact of challenging conditions in the high yield asset class. We will be ready to take advantage of market opportunities when conditions for high yield bonds improve.

COMPARISON OF CHANGE IN VALUE
OF A $10,000 INVESTMENT

[Line Graphic Omitted]
Plot Points are as follows:
                      Pillar         Pillar         Lehman           C.S.
                   High Yield      High Yield      High Yield     First Boston
                    Bond Fund       Bond Fund      Bond Fund       High Yield
                  (Synthetic       (Synthetic     (Synthetic          Bond
                     Class I)       (Class A)       Class B)         Index
1/31/95              $10,000        $ 9,575         $10,000         $10,000
12/95                 11,577         11,085          11,577          11,617
12/96                 13,225         12,663          13,225          13,059
12/97                 15,039         14,399          15,039          14,709
12/98                 15,093         14,434          15,051          14,794
12/99                 15,472         14,761          15,267          15,284
12/00                 14,156         13,470          13,758          14,487

INVESTMENT GROWTH ANALYSIS
Average Annual Total Return1
                         1 Year        3 Year       5 Year      Since Inception
CLASS I                  -8.50%        -1.99%        4.11%             5.97%
CLASS A                  -8.75%        -2.20%        3.97%             5.86%
CLASS A* (with load)    -12.63%        -3.61%        3.07%             5.09%
CLASS B                  -9.34%        -2.73%        3.64%             5.57%
CLASS B** (with load)   -13.93%        -3.77%        3.36%             5.47%

 *Return figures reflect the impact of the maximum 4.25% sales charge. **Return figures reflect the impact of paying the maximum contingent deferred sales charge (CDSC) as disclosed in the prospectus.

1For the period ended December 31, 2000. Past performance is not predictive of future performance. The investment return and principal value of an investment will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost. High Yield Bond Fund Class I, Class A and Class B shares commenced operations on January 11, 1995. The information set forth represents portfolio information relating to the SEI Institutional Managed Trust (SIMT) High Yield Bond Portfolio Class A, which began operation on January 11,1995. The Pillar High Yield Bond Fund, a new series of The Pillar Funds that began investment operations on September 10, 1998 for Class A and Class B and on September 22, 1998 for Class I, invests substantially all its assets in the SIMT High Yield Bond Portfolio, and can be expected to have a performance record that closely resembles that of the SIMT High Yield Bond Portfolio. The performance information contained herein has been adjusted to reflect the actual fees and expenses of the Pillar High Yield Bond Fund, whose fees and expenses are higher than those of the SIMT High Yield Bond Portfolio. This is not an advertisement, an offer to sell, nor a solicitation of offers to purchase the SIMT High Yield Bond Portfolio.

[Graphic of Marble block Omitted]
--------------------------------------------------------------------------------
MANAGER'S DISCUSSION & ANALYSIS

EQUITY FUNDS

[square bullet] BALANCED FUND


[photo of EDWARD KASPERAVICH Omitted]

EDWARD KASPERAVICH,
CHARTERED FINANCIAL ANALYST
VICE PRESIDENT/PORTFOLIO
MANAGER/TEAM LEADER
EDWARD KASPERAVICH HAS BEEN WITH SUMMIT BANK SINCE 1985.

MR. KASPERAVICH RECEIVED HIS BACHELOR OF SCIENCE DEGREE FROM KUTZTOWN UNIVERSITY AND EARNED HIS CERTIFICATION AS A CHARTERED FINANCIAL ANALYST IN 1991. HE IS AFFILIATED WITH THE NEW YORK SOCIETY OF SECURITY ANALYSTS AND THE ASSOCIATION FOR INVESTMENT MANAGEMENT AND RESEARCH AND IS A MEMBER OF THE INSTITUTE FOR CHARTERED FINANCIAL ANALYSTS.

     The year 2000 was extremely difficult for the financial markets as many stocks corrected severely. U.S. Government securities benefited from the lower long-term interest rate environment. The U.S. economy began the year very strongly. GDP growth continued on the above-average pace that began several years ago. This growth was primarily driven by the U.S. consumer and strong spending on technology in the capital goods area. As a result, corporate profits rose at a healthy clip as measured by the S&P 500 Composite Index. As the economy grew, the Federal Reserve continued its aggressive stance against anticipated inflationary expectations. Interest rates were increased during the first half of 2000, completing the cycle it started in June of 1999. During this timeframe, short-term interest rates were increased by 1.75%.
     The effect of higher rates was eventually seen in both the stock market and the overall economy. The impact was initially felt among the more marginal Internet companies. These are companies that barely had revenues and were trading at astronomical levels. Next, we saw slow corporate profits in the third and fourth quarters and multiples in many of the technology names began to deflate. The NASDAQ Index, well known for its technology exposure, corrected 38% during the year.

                                                          [Pillar Logo Omitted]
--------------------------------------------------------------------------------
                                                              DECEMBER 31, 2000


     The year 2000 was hard for the Pillar Balanced Fund for several reasons. First, we held many large capitalization technology names that were hurt during the second half of the year. Second, our bond exposure was too low and was comprised of high grade corporate bonds that did not follow U.S. Treasuries higher. Our strategy has always been to own sector leaders and to try to keep capital gain distributions to a minimum. Although this strategy did not pay off last year, we still believe it is a solid strategy for long-term investment horizons.
     Looking forward, two very encouraging events occurred during 2000 which make us optimistic about 2001. First, expectations and valuations have been substantially lowered. The S&P 500 Composite Index now trades at a P/E multiple of 22, on reduced earnings expectations. This, combined with the cash that now rests on the sidelines, is very positive. Second, the Federal Reserve apparently has now switched direction and likely will look to lower short-term interest rates during 2001. Investing is almost always made easier when the Fed is working with you. The combination of these two factors should give both stocks and bonds a positive lift in 2001.

COMPARISON OF CHANGE IN VALUE
OF A $10,000 INVESTMENT

[Line Graphic Omitted]
Plot Points are as follows:
          Pillar            Pillar         S&P             Lehman       50/50
         Balanced          Balanced        500          Intermediate    Blend
          Fund               Fund        Composite    U.S. Government/ of Above
        (Class I)         (Class A)        Index       Credit Index     Indices
4/30/92   10,000             9,450        10,000           10,000        10,000
12/92     10,533             9,935        10,726           10,721        10,729
12/93     11,364            10,692        11,802           11,663        11,743
12/94     10,840            10,172        11,957           11,438        11,715
12/95     13,849            12,972        16,446           13,189        14,762
12/96     15,756            14,709        20,218           13,724        16,720
12/97     18,857            17,571        26,961           14,804        20,109
12/98     22,373            20,792        34,672           16,051        23,899
12/99     24,461            22,670        41,967           16,113        26,399
12/00     22,152            22,670        38,144           17,741        26,499

INVESTMENT GROWTH ANALYSIS
Average Annual Total Return1
                          1 Year        3 Year       5 Year      Since Inception
CLASS I                   -9.44%         5.51%        9.85%           9.63%
CLASS A                   -9.66%         5.24%        9.56%           9.35%
CLASS A* (with load)     -14.63%         3.27%        8.34%           8.65%
CLASS B                  -10.28%         4.45%          N/A           7.09%
CLASS B** (with load)    -15.18%         3.22%          N/A           6.40%

 *Return figures reflect the impact of the maximum 5.50% sales charge.

**Return figures reflect the impact of paying the maximum contingent deferred sales charge (CDSC) as disclosed in the prospectus.

1For the period ended December 31, 2000. Past performance is not predictive of future performance. The investment return and principal value of an investment will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost. Balanced Growth Fund Class I and Class A shares commenced operations on April 1, 1992 and Class B shares commenced operations on May 8, 1997.

[Graphic of Marble block Omitted]

MANAGER'S DISCUSSION & ANALYSIS
--------------------------------------------------------------------------------
EQUITY FUNDS (CONTINUED)

{square bullet] EQUITY INCOME FUND

[photo of RICHARD CARO Omitted]



RICHARD CARO
VICE PRESIDENT / PORTFOLIO MANAGER
RICHARD CARO BEGAN HIS INVESTMENT CAREER IN 1969. PRIOR TO JOINING SUMMIT BANK IN 1993, HE WAS ASSOCIATED WITH SEVERAL LEADING INVESTMENT COUNSELING FIRMS IN NEW YORK CITY.

MR. CARO RECEIVED HIS BACHELOR OF SCIENCE DEGREE FROM SYRACUSE UNIVERSITY AND HIS LAW DEGREE AND MASTER OF LAW DEGREE FROM NEW YORK UNIVERSITY.

     During 2000, the economy continued to slow faster than expected as more companies reported slowing sales and rising inventories. This was especially true in the retail sector where the Holiday selling season was the poorest since this recovery began in 1991. Anticipating the slowdown, interest rates declined quite significantly and energy prices stabilized. With inflation at low levels, and companies lacking pricing power, a decline in corporate profits became quite noticeable in late December and should continue into early 2001.
     In this environment, the Pillar Equity Income Fund held its ground. Lower rates helped financial stocks and health care stocks were aided by the perceived steadiness of that sector's profitability. The Fund maintains overweighted positions in both of these areas. We expect these trends to continue to assist results in the first part of 2001.

COMPARISON OF CHANGE IN VALUE
OF A $10,000 INVESTMENT

[Line Graphic Omitted]
Plot Points are as follows:
               Pillar            Pillar         S&P
            Equity Income    Equity Income      500
                Fund              Fund        Composite
             (Class I)          (Class A)       Index
4/30/92        10,000             9,450        10,000
12/92          10,662            10,056        10,726
12/93          11,757            11,055        11,802
12/94          11,238            10,551        11,957
12/95          15,233            14,266        16,446
12/96          18,434            17,219        20,218
12/97          23,049            21,469        26,961
12/98          25,682            23,856        34,672
12/99          27,164            25,168        41,967
12/00          28,410            26,271        38,144

INVESTMENT GROWTH ANALYSIS
Average Annual Total Return1
                      1 Year        3 Year       5 Year       Since Inception
CLASS I                4.59%         7.22%       13.28%             13.01%
CLASS A                4.38%         6.96%       12.99%             12.73%
CLASS A* (with load)  -1.39%         4.96%       11.72%             12.01%
CLASS B                3.55%         6.15%          N/A              9.09%
CLASS B** (with load) -1.95%         4.95%          N/A              8.44%

* Return figures reflect the impact of the maximum 5.50% sales charge.

**Return figures reflect the impact of paying the maximum contingent deferred sales charge (CDSC) as disclosed in the prospectus.

1 For the period ended December 31, 2000. Past performance is not predictive of future performance. The investment return and principal value of an investment will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost. Equity Income Fund Class I and Class A shares commenced operations on April 1, 1992 and Class B shares commenced operations on May 8, 1997.

                                                          [Pillar Logo Omitted]
--------------------------------------------------------------------------------
                                                              DECEMBER 31, 2000
[square bullet] EQUITY INDEX FUND

     For the calendar year 2000, the return of the Pillar Equity Index Fund closely tracked its benchmark -- the S&P 500 Index. During the year, we saw U.S. equity investors shift their preferences from expensive technology stocks in the first quarter to those with more reasonable valuations in the second, third, and fourth quarters. Tobacco, tires & rubber, paper & forest products, apparel, and railroads posted significant positive returns in the broad market during the fourth quarter, while technology, including the Internet, electronics, and business machines industries, fared the poorest.
     For the fourth quarter of 2000, the S&P 500 Index declined. Within the S&P 500 Index, growth stocks posted a negative return ten times the magnitude of the positive return of value stocks for the fourth quarter. The S&P 500/BARRA Growth Index reported a loss of 16.72% vs. the +1.63% return of the S&P 500/BARRA Value Index.
     During such times of wide dispersion, the Fund's disciplined approach to maintaining index-like qualities has provided investors with a buffer against potentially significant disappointing returns and exceptional volatility risk.

COMPARISON OF CHANGE IN VALUE
OF A $10,000 INVESTMENT

[Line Graphic Omitted]
Plot Points are as follows:
              Pillar             Pillar        Pillar             S&P
            Equity Index      Equity Index    Equity Index        500
          Fund (Synthetic    Fund (Synthetic Fund (Synthetic   Composite
              Class I)          Class A)       Class B)          Index
12/31/90       10,000             9,450        10,000           10,000
12/91          12,920            12,209        12,920           13,046
12/92          13,792            13,034        13,792           14,039
12/93          15,061            14,233        15,061           15,448
12/94          15,121            14,290        15,121           15,651
12/95          20,648            19,512        20,648           21,526
12/96          25,170            23,786        25,170           26,464
12/97          33,297            31,466        33,297           35,290
12/98          40,789            38,285        40,543           45,383
12/99          48,837            45,662        48,043           54,931
12/00          43,909            40,977        42,778           49,927


INVESTMENT GROWTH ANALYSIS
Average Annual Total Return1
                        1 Year  3 Year   5 Year   10 Year       Since Inception
CLASS I                -10.09%   9.66%   16.29%     15.95            14.96%
CLASS A                -10.26%   9.20%   16.00%     15.80            14.87%
CLASS A* (with load)   -15.22%   7.16%   14.69%     15.14            14.45%
CLASS B                -10.96%   8.71%   15.68%     15.65            14.77%
CLASS B** (with load)  -15.83%   7.57%   15.46%     15.65            14.77%

* Return figures reflect the impact of the maximum 5.50% sales charge. **Return figures reflect the impact of paying the maximum contingent deferred sales charge (CDSC) as disclosed in the prospectus.

1For the period ended December 31, 2000. Past performance is not predictive of future performance. The investment return and principal value of an investment will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost. Equity Index Class I, Class A and Class B shares commenced operations on July 31, 1985. The information set forth represents portfolio information relating to the SEI Index Funds (SIF) S&P 500 Index Portfolio Class E, which began operation on July 31,1998. The Pillar Equity Index Fund, a new series of The Pillar Funds that began investment operations for Class I on September 3, 1998, Class A on September 10, 1998, and Class B shares on September 8, 1998, invests substantially all its assets in the SIF S&P 500 Index Portfolio, and can be expected to have a performance record that closely resembles that of the SIF S&P 500 Index Portfolio. The performance information contained herein has been adjusted to reflect the actual fees and expenses of the Pillar Equity Index Fund, whose fees and expenses are higher than those of the SIF S&P 500 Index Portfolio. This is not an advertisement, an offer to sell, nor a solicitation of offers to purchase the SIF S&P 500 Index Portfolio.

[Graphic of Marble block Omitted]

MANAGER'S DISCUSSION & ANALYSIS
--------------------------------------------------------------------------------
EQUITY FUNDS (CONTINUED)

[square bullet] EQUITY VALUE FUND

[photo of FERNANDO GARIP Omitted]

FERNANDO GARIP
SENIOR VICE PRESIDENT/REGIONAL MANAGER, NORTHERN REGION
 FERNANDO GARIP HAS BEEN WITH SUMMIT BANK SINCE 1982.

MR. GARIP EARNED A BACHELOR OF ARTS DEGREE FROM VILLANOVA UNIVERSITY AND PURSUED POST GRADUATE COURSES SPONSORED BY THE FINANCIAL ANALYSTS FEDERATION AND THE NEW YORK INSTITUTE OF FINANCE. HE IS A MEMBER OF THE NEW YORK SOCIETY OF SECURITY ANALYSTS AND THE ASSOCIATION FOR INVESTMENT MANAGEMENT AND RESEARCH.

     The year 2000 was a difficult one for the equity markets. Investors began focusing more on valuation and less on growth rate predictions. During the second half of the year, a surprising number of companies warned of lower than expected earnings. This was presumably the result of a broader slowdown in overall domestic economic growth. While a slowdown had been expected, the equity market apparently didn't anticipate the speed and magnitude of the drop in overall demand. The drop had a very negative impact on valuations in the technology sector where expectations for growth had been highest.
     The Pillar Equity Value Fund performed very well relative to the overall market. The Fund posted returns well in excess of the S&P 500 Composite Index. This was primarily the result of the Fund's attention to valuation and diversification. Clearly, earlier in the year, many companies were trading at unsustainably high valuations based upon unrealistic growth rate assumptions. We strategically maintained exposure to the technology sector that was roughly half that of the S&P 500 (the technology sector hit a peak in March of 2000, when it accounted for approximately 34% of the S&P 500). We also maintained meaningful positions in consumer staples, as well as the pharmaceutical and financial sectors, all of which were significant contributors to performance and stability as we closed the 4th quarter of 2000.

                                                           [Pillar Logo Omitted]
--------------------------------------------------------------------------------
                                                              DECEMBER 31, 2000

     Going forward, we are positioning the Fund to take advantage of what we believe will be a more favorable environment, especially during the second half of 2001. With the Federal Reserve easing credit, and overall sentiment quite negative, we appear to be experiencing more positive overall conditions in many areas, including the beaten down technology sector. In response to this, we have begun to increase our technology and cyclical exposure effectively raising the portfolio's profile. By doing so, we are working to take advantage of newly created values in any number of high quality companies that retain the financial and market strength to weather a temporary economic slowdown.
     As always, we believe the Fund will continue to be a conservative, diversified, and reasonably valued portfolio. Time and again this strategy has delivered consistent growth and preservation of principal.


COMPARISON OF CHANGE IN VALUE
OF A $10,000 INVESTMENT

[Line Graphic Omitted]
Plot Points are as follows:
               Pillar            Pillar          S&P
            Equity Value      Equity value      500
            Fund (Class I)   Fund (Class A) Composite Index
4/30/92        10,000             9,450        10,000
12/92          10,668            10,071        10,726
12/93          11,321            10,660        11,802
12/94          10,686            10,039        11,957
12/95          14,608            13,689        16,446
12/96          17,777            16,584        20,218
12/97          22,347            20,814        26,961
12/98          28,510            26,472        34,672
12/99          32,536            30,117        41,967
12/00          31,580            29,172        38,144

INVESTMENT GROWTH ANALYSIS
Average Annual Total Return1
                        1 Year        3 Year       5 Year      Since Inception
CLASS I                 -2.94%        12.22%       16.67%             14.18%
CLASS A                 -3.14%        11.91%       16.34%             13.88%
CLASS A* (with load)    -8.47%         9.82%       15.02%             13.15%
CLASS B                 -3.92%        11.09%          N/A             12.58%
CLASS B** (with load)   -8.91%        10.00%          N/A             11.97%

 *Return figures reflect the impact of the maximum 5.50% sales charge.

**Return figures reflect the impact of paying the maximum contingent deferred sales charge (CDSC) as disclosed in the prospectus.

1For the period ended December 31, 2000. Past performance is not predictive of future performance. The investment return and principal value of an investment will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost. Equity Value Fund Class I and Class A shares commenced operations on April 1, 1992 and Class B shares commenced operations on May 12, 1997.

[Graphic of Marble block Omitted]

MANAGER'S DISCUSSION & ANALYSIS
--------------------------------------------------------------------------------
EQUITY FUNDS

[square bullet] EQUITY GROWTH FUND

[photo of GLEN C. CORBITT Omitted]

GLEN C. CORBITT
VICE PRESIDENT/PORTFOLIO MANAGER

GLEN CORBITT HAS BEEN WITH SUMMIT BANK SINCE 1995 AND WITH THE INVESTMENT MANAGEMENT DIVISION FOR THE PAST THREE YEARS. PRIOR TO JOINING SUMMIT, MR. CORBITT SERVED AS AN ACCOUNTANT FOR ROCKEFELLER FINANCIAL SERVICES.

MR. CORBITT RECEIVED A BACHELOR OF ARTS DEGREE FROM PROVIDENCE COLLEGE AND AN MBA FROM NEW YORK UNIVERSITY. HE SPENT FIVE YEARS AS AN OFFICER IN THE UNITED STATES ARMY. HE IS A MEMBER OF THE NEW YORK SOCIETY OF SECURITY ANALYSTS AND IS CURRENTLY A CHARTERED FINANCIAL ANALYST LEVEL 3 CANDIDATE.

     The year 2000 was characterized by generally poor performance in large-cap and mid-cap growth stocks. Technology and Internet stocks were the worst performing sectors of the market. In contrast, value stocks performed well, primarily those within the mid-cap and small-cap sectors.
     The Pillar Equity Growth Fund (Class I) reported a loss of 11.86% for the year 2000. This performance compares with a 19.68% one-year decline in the Lipper Large Cap Growth Index, the most comparable benchmark to the Fund.
     The Fund's relative outperformance was the result of both strategic sector weighting and stock selection. Most of the Fund's Internet exposure was reduced during the first week of January. Although the Fund continues to maintain an overweighting in the technology sector, we continued to decrease our general exposure to this sector during the first quarter. The 51 percent decline in the NASDAQ Composite Index from the second week of March through the end of the year confirms how considerably overpriced many Internet and technology stocks really were. The slowing economy also had a damaging impact on equity prices in general and growth stocks in particular.

     During this weak market environment we continued to own many of the strongest stocks at what we considered to be an optimal portfolio weighting. We watched relative strength metrics closely and pared back positions when fundamental conditions began to deteriorate. Being invested in reasonably-priced stocks in recession-resistant sectors proved to be our best defensive strategy during the second half of the year.
     For 2001, we are ready for an environment of modest economic growth. Overall, most sectors are priced within relatively normal historic ranges. We believe that individual stock selection may prove to be even more critical to performance than sector weightings. Our management strategy involves continuous reassessment of our holdings. We want to make sure that we remain invested in reasonably-priced companies that are well-managed and have a high probability of being able to deliver consistent earnings over time.

                                                          [Pillar Logo Omitted]
--------------------------------------------------------------------------------
                                                              DECEMBER 31, 2000

COMPARISON OF CHANGE IN VALUE
OF A $10,000 INVESTMENT

[Line Graphic Omitted]
Plot Points are as follows:
               Pillar            Pillar        S&P 500
           Equity Growth      Equity Growth   Composite
          Fund (Class I)     Fund (Class A)     Index
1/31/97        10,000             9,450        10,000
12/97          11,290            10,664        12,550
12/98          14,882            13,397        16,139
12/99          22,266            20,782        19,535
12/00          19,625            18,284        17,755


INVESTMENT GROWTH ANALYSIS
Average Annual Total Return1
                                 1 Year      3 Year        Since Inception
CLASS I                         -11.86%      20.24%             18.77%
CLASS A                         -12.02%      19.69%             18.35%
CLASS A* (with load)            -16.84%      17.45%             16.66%
CLASS B                         -12.71%      19.00%             18.01%
CLASS B** (with load)           -16.98%      18.05%             17.47%

 *Return figures reflect the impact of the maximum 5.50% sales charge.

**Return figures reflect the impact of paying the maximum contingent deferred sales charge (CDSC) as disclosed in the prospectus.

1For the period ended December 31, 2000. Past performance is not predictive of future performance. The investment return and principal value of an investment will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost. Equity Growth Fund Class I and Class A shares commenced operations on February 3, 1997 and Class B shares commenced operations on May 21, 1997.

[Graphic of Marble block Omitted]

MANAGER'S DISCUSSION & ANALYSIS
--------------------------------------------------------------------------------
EQUITY FUNDS (CONTINUED)

[square bullet] MID CAP FUND

[photo of GLEN C. CORBITT Omitted]

GLEN C. CORBITT
VICE PRESIDENT/PORTFOLIO MANAGER
GLEN CORBITT HAS BEEN WITH SUMMIT BANK SINCE 1995 AND WITH THE INVESTMENT MANAGEMENT DIVISION FOR THE PAST THREE YEARS. PRIOR TO JOINING SUMMIT, MR. CORBITT SERVED AS AN ACCOUNTANT FOR ROCKEFELLER FINANCIAL SERVICES.

MR. CORBITT RECEIVED A BACHELOR OF ARTS DEGREE FROM PROVIDENCE COLLEGE AND AN MBA FROM NEW YORK UNIVERSITY. HE SPENT FIVE YEARS AS AN OFFICER IN THE UNITED STATES ARMY. HE IS A MEMBER OF THE NEW YORK SOCIETY OF SECURITY ANALYSTS AND IS CURRENTLY A CHARTERED FINANCIAL ANALYST LEVEL 3 CANDIDATE.

     The year 2000 was characterized by generally poor performance in large-cap and mid-cap growth stocks. Technology and Internet stocks were the worst performing sectors of the market. In contrast, value stocks performed well, primarily those within the mid-cap and small-cap sectors.
     The Pillar Mid Cap Fund reported a loss of 3.02% for the year 2000. This performance compares with a 12.05% one-year decline in the Lipper Multicap Growth Index, the most comparable benchmark. The relative outperformance of the Fund was primarily the result of stock selection. The Fund's sector weightings had little impact on the Fund's relative performance. Throughout the year, the Fund was modestly overweighted in the technology sector. The 51% decline in the NASDAQ Composite Index from the second week of March through the end of the year negatively impacted the Fund's performance. Additionally, while utilities performed extraordinarily well during the year, the Fund maintained a significant underweighting in this traditionally slow-growth sector. On the positive side, the Fund was overweighted in business services stocks which performed well. It also had a significant weighting in the biotechnology sector. Biotechnology and health care stocks proved to be a positive counterweight to the struggling technology sector during the year.

     During this weak market environment we continued to own many of the strongest stocks at what we considered to be an optimal portfolio weighting. We watched relative strength metrics closely and pared back positions when fundamental conditions began to deteriorate. Being invested in reasonably-priced stocks in recession-resistant sectors proved to be our best defensive strategy during the second half of the year.
     For 2001, we are ready for an environment of modest economic growth. Overall, most sectors are priced within relatively normal historic ranges. We believe that individual stock selection may prove to be even more critical to performance than sector weightings. Our management strategy involves continuous reassessment of our holdings. We want to make sure that we remain invested in reasonably-priced companies that are well-managed and have a high probability of being able to deliver consistent earnings over time.

COMPARISON OF CHANGE IN VALUE
OF A $10,000 INVESTMENT

[Line Graphic Omitted]
Plot Points are as follows:
               Pillar            S&P 400
             Mid Cap Fund        Mid Cap
           Index (Class I)        Index
4/30/92        10,000            10,000
12/92          11,037            11,385
12/93          12,496            12,968
12/94          11,329            12,502
12/95          13,537            16,368
12/96          15,372            19,514
12/97          18,522            25,803
12/98          19,961            30,736
12/99          20,765            35,261
12/00          20,138            41,431

INVESTMENT GROWTH ANALYSIS
Average Annual Total Return1
         1 Year      3 Year        5 Year        Since Inception
CLASS I  -3.02%       2.83%         8.27%               8.36%

1For the period ended December 31, 2000. Past performance is not predictive of future performance. The investment return and principal value of an investment will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost. Mid Cap Fund Class I shares commenced operations on April 1, 1992.

                                                           [Pillar Logo Omitted]
--------------------------------------------------------------------------------
                                                              DECEMBER 31, 2000
[square bullet] INTERNATIONAL EQUITY FUND

[photo of FABRIZIO PIERALLINI Omitted]

FABRIZIO PIERALLINI
SENIOR VICE PRESIDENT, CIO
MANAGING DIRECTOR INTERNATIONAL INVESTMENTS ECONOMICS AND BUSINESS ADMINISTRATION, UNIVERSITY OF BERNE, SWITZERLAND (1980)

FABRIZIO PIERALLINI IS A GRADUATE OF THE SCHOOL OF ECONOMICS AND BUSINESS ADMINISTRATION IN BERNE, SWITZERLAND (1980). IN 1981, HE BEGAN A FIVE-YEAR FINANCIAL ANALYST TRAINING PROGRAM WITH UNION BANK OF SWITZERLAND (UBS) IN ZURICH AND LONDON, AFTER WHICH HE WAS SENT TO UBS SINGAPORE AS A FINANCIAL ANALYST.

IN 1986 HE JOINED BANK JULIUS BAER IN ZURICH AS A FINANCIAL ANALYST SPECIALIZING IN THE SWISS EQUITY MARKET. IN 1988 MR. PIERALLINI JOINED SBC PORTFOLIO MANAGEMENT LTD. IN ZURICH AS A PORTFOLIO MANAGER ACTIVELY MANAGING INTERNATIONAL EQUITY PORTFOLIOS FOR INSTITUTIONAL CLIENTS IN THE MSCI WORLD UNIVERSE. IN 1991, HE WAS TRANSFERRED TO SWISS BANK CORPORATION (SBC) IN NEW YORK TO ASSUME OVERALL RESPONSIBILITY FOR INTERNATIONAL ASSET ALLOCATION AND TO MANAGE THE INTERNATIONAL EQUITY PORTION OF THE SBC WORLD GROWTH FUND.

MR. PIERALLINI JOINED VONTOBEL USA IN APRIL 1994, AND IS RESPONSIBLE FOR INTERNATIONAL EQUITY RESEARCH AND PORTFOLIO MANAGEMENT.

MR. RAJIV JAIN (PICTURE NOT AVAILABLE)

MR. JAIN SERVES AS A FIRST VICE PRESIDENT OF VONTOBEL USA, AND HAS SERVED AS ASSOCIATE PORTFOLIO MANAGER OF THE INTERNATIONAL EQUITY FUND SINCE SEPTEMBER, 1998. HE HAS MORE THAN 9 YEARS OF INVESTMENT EXPERIENCE. PRIOR TO JOINING VONTOBEL USA IN 1994, MR. JAIN WAS AN ANALYST WITH SWISS BANK CORPORATION, NEW YORK.

     Regression to the mean, plunging earnings estimates, and the slowdown in the U.S. economy drove global markets lower in 2000. As a result of our analysis, we significantly reduced our exposure to technology stocks during the first half of the year. Technology stock valuations at the end of 1999 no longer provided a margin of safety. However, we did not escape the global sell-off in these issues, which were dumped by investors regardless of their individual merits.
     Pillar International Equity Fund (Class I) lost 2.82% for the fourth quarter, resulting in an 18.92% loss for the year. The benchmark Morgan Stanley Capital International EAFE Index posted declines of 2.68% and 14.17% respectively. The Fund suffered from negative performance in such sectors as information technology, consumer electronics, telecom, semiconductors and media. However, our positions in defensive sectors like consumer staples, pharmaceuticals, industrials and insurance stocks performed well, somewhat offsetting the portfolio's decline.

THE EUROPEAN MARKETS
     Now that the global tech bubble has deflated and market multiples have contracted, what's next? Let's start by reminding ourselves that, even before last year's multiple contraction, valuations in European equity markets had not been particularly stretched. One exception to this was the Frankfurt-based New Market, in which we did not invest. For the past 30 years European stocks have traded at a price to cash earnings discount to their U.S. counterparts. This was not because growth was worse in Europe - the growth rate of European firms throughout the period actually exceeded that of U.S. firms by a margin of 35 basis points. The reasons for this disparity in market valuation were Europe's lack of a broad shareholder base and lack of accounting transparency in the 1970s and 1980s.
     European stocks today are about 20% cheaper and growth rates are about 35% higher than they are in the U.S. European CEOs have made great strides in creating shareholder value, as reflected in the rising returns on equity and returns on assets over the last five years of such firms as Allianz*, Societe Generale*, AstraZeneca*, Assa Abloy*, and Unilever*. The ongoing privatization process has put pressure on European firms to focus on core activities and produce better returns. Privatization has also accelerated the de-institutionalization of European equity markets. This in turn has prompted a frenzy of merger and acquisition activity. For example, the UK oil producer Lasmo*, which we bought last July, was recently acquired by Amerada Hess*. Also, the adoption of international accounting standards, similar to U.S. GAAP, has resulted in greater


                                                          (CONTINUED NEXT PAGE)

[Graphic of Marble block Omitted]

MANAGER'S DISCUSSION & ANALYSIS
--------------------------------------------------------------------------------
EQUITY FUNDS (CONTINUED)

accountability and improved visibility. This is raising investor confidence. These secular changes will, over time, drive a significant revaluation of many European corporations.

THE JAPANESE MARKET
     In contrast, shareholder value creation has made far fewer inroads in Japan which remains mired in its worst period of growth since 1945. Although Japan's economy is growing at a faster pace than a year ago, it is no better off than it was in 1990. In a reversal of its strong 1999 performance, the Nikkei Index was last year's biggest loser, declining 34.3%. The problems in the Japanese economy are still being worked out. Corporate debt levels, which were running sky high in 1990, have been to a large extent transferred to bank balance sheets and the national debt. For this reason, we again in 2000 shunned the banking sector, which is unable to generate returns on equity in excess of 4%-5%. The rebuilding of corporate balance sheets will continue to be a painfully slow process.
     Despite severe structural problems in Japan's domestic economy, we've been able to benefit consistently from unique growth opportunities in several companies that have generated strong recurring profits over the last five years. We purchased Rohm*, Murata Manufacturing*, and Hoya* at significant discounts to their intrinsic worth and have seen them go through extraordinary multiple expansions over the last two to three years. During the second half of 2000, we further reduced our weighting in Japan to about 16%, vs. 23% for the EAFE Index.

THE TECHNOLOGY SECTOR
     The slowdown in global IT (technology) spending will make it difficult to forecast a re-rating in that sector until the second quarter of 2001. The lesson from the year 2000 is that you shouldn't value stocks on a relative basis. We don't. We value tech firms in the same manner as all the companies in our investable universe, by performing a discounted cash flow calculation. Our tech holdings have a high level of visibility, low cyclicality, strong financials and a consistent track record. These are requirements for all of our investments, whatever their business. In line with our investment discipline, we've avoided startups due to their lack of a track record and high valuations. We've also stayed away from most firms focusing solely on hardware or software. The exception is Dassault Systems*, due to its dominance in CAD-CAM. Its 3-dimensional CATIA software is in use by most industrial firms worldwide, making it the uncontested market leader. Dassault Systems* gained 20% in 2000.
     We remain underweight in the telecom sector at 6% vs. 10% for the EAFE Index, which remains under pressure due to stock overhang. Our largest holding is Vodafone*, the uncontested market leader in mobile phones. Vodafone* has been a core holding in our portfolio for six years.
     Our second-largest telecom holding is NTT DoCoMo*, Japan's No. 1 cell phone operator with a 42% market share. Operating profits should sustain growth rates of over 20%, and revenue from its mobile internet I-mode should continue to grow at 75% a year.
     In the service sector we own firms like the UK's Logica* and CMG*. Both are global IT consultancies with proven records of stable, consistent revenue and earnings growth.
     One major risk to the tech sector is the huge number of placements coming to the market this year. In the telecom sector alone, which is worth $750 billion in market cap, $150 billion of new paper will be issued. The markets may still be discounting that supply/demand imbalance so it's important to be selective. We invest only in high-quality technology stocks to which we can attach a valuation on a discounted cash flow basis, ideally with a 10-year time horizon.

GLOBAL CURRENCIES
     For the short term, the U.S. dollar has lost momentum due to the U.S. economic slowdown, the fall in oil prices, the large U.S. current account deficit, and rising business confidence in Europe. In

                                                           [Pillar Logo Omitted]
                                                              DECEMBER 31, 2000
--------------------------------------------------------------------------------
[square bullet] INTERNATIONAL EQUITY FUND (CONTINUED)

the fourth quarter we completely unhedged our exposure against the euro, Swiss franc, and pound sterling and initiated a hedge of close to 20% against the yen. The good news about a weaker yen is that it could translate into higher earnings for Japanese exporters. However, the value added by our hedges over the last 12 months was not enough to offset the 6% year-over-year depreciation of the euro against the dollar.

WILL OUR OPTIMISM PAY OFF?
     We believe that international equity valuations are far from being stretched, especially considering the lower cost of capital for the companies in our investable universe. Central bankers have been preemptive in curbing inflation risk throughout 2000, and risk-free rates are at an historic low. Yield spreads between high-quality bonds and lower-rated issues are as high as they were in 1990. With U.S. and European 10-year bonds yielding 5.18% and 4.70% respectively, bond markets seem to have discounted a gloomy economic environment. Historically, such low yields have provided a solid cushion to equity markets. The equity risk premium stands at 6%, 30% lower than the historical norm.
    Technological innovation will continue to force firms to operate more efficiently and increase productivity. Earnings expectations, even after downward revisions, are on average 14% for Europe and 19% for Japan. Stronger than average growth rates should support the multiple expansion of our core holdings in 2001. Our portfolio trades at a 23 times price-to-earnings ratio with an expected growth rate of 21%. This is significantly higher than that of the benchmark. On a discounted cash flow basis our portfolio trades on a weighted average at an estimated 8% discount to intrinsic worth.


*ALL OR PART OF SECURITY POSITION MAY HAVE BEEN SOLD PRIOR TO DECEMBER 31, 2000.
 A PORTFOLIO'S HOLDINGS AND ALLOCATIONS ARE SUBJECT TO CHANGE BECAUSE IT IS ACTIVELY MANAGED AND SHOULD NOT BE CONSIDERED RECOMMENDATIONS TO BUY INDIVIDUAL SECURITIES.



COMPARISON OF CHANGE IN VALUE
OF A $10,000 INVESTMENT

[Line Graphic Omitted]
Plot Points are as follows:
                Pillar              Pillar         MSCI
             International      International      EAFE
               Equity Fund       Equity Fund      Index
               (Class I)         (Class A)
5/31/95         10,000              9,450         10,000
12/95           10,747             10,141         10,648
12/96           11,948             11,244         11,293
12/97           11,978             11,244         11,495
12/98           13,053             12,221         13,793
12/99           18,987             17,732         17,512
12/00           15,395             14,352         15,031

INVESTMENT GROWTH ANALYSIS
Average Annual Total Return1
                        1 Year        3 Year       5 Year      Since Inception
CLASS I                -18.92%         8.72%        7.45%              7.98%
CLASS A                -19.06%         8.48%        7.19%              7.72%
CLASS A* (with load)   -23.53%         6.45%        6.00%              6.66%
CLASS B                -19.79%         7.63%          N/A              5.52%
CLASS B** (with load)  -24.08%         6.46%          N/A              4.80%

 *Return figures reflect the impact of the maximum 5.50% sales charge.

**Return figures reflect the impact of paying the maximum contingent deferred
  Sales charge (CDSC) as disclosed in the prospectus.

1For the period ended December 31, 2000. Past performance is not predictive of future performance. The investment return and principal value of an investment will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost. International Equity Fund Class I and Class A shares commenced operations on May 1, 1995 and Class B shares commenced operations on May 7, 1997.

[Graphic of Marble block Omitted]

SCHEDULE OF INVESTMENTS/
STATEMENT OF NET ASSETS

U.S. TREASURY SECURITIES MONEY MARKET FUND
-------------------------------------------------------------------------------
DESCRIPTION                          PAR (000)     VALUE (000)
-------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS--26.9%
   U.S. Treasury Bills (A)
     5.860%, 03/15/01                 $ 45,000        $ 44,465
   U.S. Treasury Notes
     5.375%, 02/15/01                   50,000          49,945
     6.375%, 03/31/01                  106,000         106,037
     4.875%, 03/31/01                   50,000          49,824
                                                      --------
Total U.S. Treasury Obligations
   (Cost $250,271)                                     250,271
                                                      --------

REPURCHASE AGREEMENTS--52.4%
   Barclays (B)
     5.920%, dated 12/29/00,
     matures 01/02/01, repurchase price
     $204,419,634 (collateralized by
     U.S. Treasury Obligations, total
     market value $208,371,339)        204,285         204,285
   JP Morgan (B)
     5.920%, dated 12/29/00,
     matures 01/02/01, repurchase price
     $40,757,215 (collateralized by
     U.S. Treasury Obligations, total
     market value $41,545,855)          40,731          40,731
   Lehman Brothers (B)
     5.920%, dated 12/29/00,
     matures 01/02/01, repurchase price
     $37,915,957 (collateralized by
     U.S. Treasury Obligations, total
     market value $38,650,994)          37,891          37,891
   Merrill Lynch (B)
     5.920%, dated 12/29/00,
     matures 01/02/01, repurchase price
     $31,037,915 (collateralized by
     U.S. Treasury Obligations, total
     market value $31,639,600)          31,018          31,018
   UBS Warburg Dillion (B)
     5.920%, dated 12/29/00,
     matures 01/02/01, repurchase price
     $175,018,289 (collateralized by
     U.S. Treasury Obligations, total
     market value $178,402,499)        174,903         174,903
                                                      --------
Total Repurchase Agreements
   (Cost $488,828)                                     488,828
                                                      --------
Total Investments--79.3%
   (Cost $739,099)                                     739,099
                                                      --------
OTHER ASSETS AND LIABILITIES, NET--20.7% 192,611
                                                      --------
Total Net Assets--100.0%                              $931,710
                                                      ========

(A) THE RATE REFLECTED ON THE STATEMENT OF NET ASSETS REPRESENTS THE SECURITY'S DISCOUNT RATE AT PURCHASE.
(B) TRI-PARTY REPURCHASE AGREEMENT.
THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.



TAX-EXEMPT MONEY MARKET FUND

--------------------------------------------------------------------------------
DESCRIPTION                          PAR (000)     VALUE (000)
--------------------------------------------------------------------------------
MUNICIPAL BONDS--87.0%
COLORADO--1.4%
   Moffat County, Pollution Control,
     RB, AMBAC (A) (B)
     5.050%, 01/09/01                 $  3,000        $  3,000
                                                      --------
DISTRICT OF COLUMBIA--2.7%
   District of Columbia,
     George Washington University,
     Ser C, RB, MBIA (A) (B)
     5.000%, 01/02/01                    3,465           3,465
   District of Columbia,
     Ser B-3, GO (A) (B) (C)
     5.300%, 01/09/01                    2,300           2,300
                                                      --------
                                                         5,765
                                                      --------
FLORIDA--3.7%
   Florida State, Board of Education,
     Ser B, GO Pre-Refunded @ 101 (D)
     6.700%, 06/01/01                    2,800           2,854
   Florida State, Municipal Power
     Authority, Sub-Stanton Project,
     RB, AMBAC (A) (B)
     3.300%, 01/09/01                    3,000           3,000
   Sunshine State, Governmental Funding,
     RB, AMBAC (A) (B)
     4.850%, 01/09/01                    2,000           2,000
                                                      --------
                                                         7,854
                                                      --------
GEORGIA--3.0%
   Georgia, Municipal Electric Authority,
     General Resolution Project,
     Sub-Ser A, RB, MBIA
     5.000%, 01/01/01                    2,500           2,500
   Georgia State, Ser A, GO
     7.700%, 02/01/01                    1,000           1,003
   Georgia State, Ser B, GO
     6.250%, 04/01/01                    1,000           1,005
   Marietta, Multi-Family Housing
     Authority, Falls at Bells Ferry
     Housing Project, RB (A) (B) (C)
     5.250%, 07/15/01                    1,850           1,850
                                                      --------
                                                         6,358
                                                      --------
ILLINOIS--2.3%
   Elgin, GO Pre-Refunded @ 100 (D)
     5.750%, 01/01/01                    1,500           1,500
   Illinois State, Development Finance
     Authority, Illinois Power Project,
     Ser B, RB (A) (B) (C)
     4.900%, 01/09/01                    2,000           2,000

                                                          [Pillar Logo Omitted]
                                                          DECEMBER 31, 2000

-------------------------------------------------------------------------------
DESCRIPTION                          PAR (000)     VALUE (000)
-------------------------------------------------------------------------------
   Rock Island County, Illinois
     School District, GO, FGIC
     3.400%, 02/01/01                 $  1,440        $  1,438
                                                      --------
                                                         4,938
                                                      --------
INDIANA--1.7%
   Richmond, Hospital Authority,
     Reid Hospital & Health Care Project,
     RB (A) (B)
     4.350%, 01/02/02                    3,500           3,500
                                                      --------
LOUISIANA--1.8%
   Jefferson Parish, Industrial Development
     Board, George J. Ackel Sr. Project,
     RB (A) (B) (C)
     5.050%, 01/09/01                    2,000           2,000
   Louisiana State, Public Facilities
     Authority, Willis-Knighton Medical
     Center Project, RB, AMBAC (A) (B)
     4.750%, 01/09/01                    1,900           1,900
                                                      --------
                                                         3,900
                                                      --------
MAINE--0.9%
   Bath, BAN
     4.750%, 03/01/01                    1,800           1,801
                                                      --------
MASSACHUSETTS--3.2%
   Athol Royalston, Regional School
     District, BAN
     4.500%, 01/19/01                    3,785           3,786
   Massachusetts State, Health &
     Education Facilities Authority,
     Brigham & Womens Hospital Project,
     RB, MBIA Pre-Refunded @ 102 (D)
     6.750%, 07/01/01                    3,000           3,094
                                                      --------
                                                         6,880
                                                      --------
MICHIGAN--3.8%
   Grand Rapids, Water Supply, RB,
     FGIC Pre-Refunded @ 100 (D)
     5.750%, 01/01/01                    2,000           2,000
   Huron Valley, School District, GO,
     FGIC Pre-Refunded @ 102 (D)
     7.100%, 05/01/01                    1,000           1,029
   Lanse Creuse, Public School District,
     GO, AMBAC
     5.000%, 05/01/01                    1,565           1,569
   Michigan State, Building Authority,
     Facilities Program, Ser I, RB
     5.000%, 10/15/01                    3,440           3,459
                                                      --------
                                                         8,057
                                                      --------


-------------------------------------------------------------------------------
DESCRIPTION                          PAR (000)     VALUE (000)
-------------------------------------------------------------------------------
MINNESOTA--1.6%
   New Brighton, Industrial Development
     Authority, Unicare Nursing Homes
     Project (A) (B) (C)
     4.950%, 01/09/01                  $ 1,400        $  1,400
   University of Minnesota, Ser A,
     RB (A) (B)
     4.900%, 01/09/01                    2,000           2,000
                                                      --------
                                                         3,400
                                                      --------
MISSOURI--0.6%
   Springfield, Industrial Development
     Authority, Pebblecreek Apartments
     Project, RB (A) (B) (C)
     4.850%, 01/09/01                    1,200           1,200
                                                      --------
NEBRASKA--3.7%
   Douglas County, Hospital Authority,
     Immanuel Medical Center Project,
     RB, AMBAC Pre-Refunded @ 102 (D)
     7.000%, 09/01/01                    2,000           2,072
   Nebraska State, Public Power District
     Authority, Ser A, RB
     5.000%, 01/01/01                    3,500           3,500
   Nebraska State, Public Power District
     Authority, Power Supply Systems Project,
     Ser C, RB, ETM
     4.250%, 01/01/01                    2,235           2,235
                                                      --------
                                                         7,807
                                                      --------
NEVADA--0.2%
   Clark County, School District, Ser A,
     GO, MBIA Pre-Refunded @ 101 (D)
     7.000%, 06/01/01                      500             510
                                                      --------
NEW JERSEY--20.3%
   Alpine Boro, BAN
     4.600%, 10/11/01                      900             901
   Bayonne, BAN
     5.000%, 07/12/01                    3,326           3,336
   Bayonne, Municipal Utilities
     Authority, Sewer Project, RN
     4.750%, 02/01/01                    1,500           1,500
   Bergen County, Vocational &
     School, RAN
     5.000%, 01/19/01                    3,000           3,001
   Berkleley Heights Township,
     School District, Temporary Notes
     4.350%, 04/27/01                    3,000           3,002
   Bloomingdale, BAN
     4.625%, 03/09/01                    2,925           2,928
   Bridgewater Township, BAN
     4.500%, 08/16/01                    2,500           2,501

[Graphic of Marble block Omitted]

STATEMENT OF NET ASSETS


TAX-EXEMPT MONEY MARKET FUND  (CONTINUED)

------------------------------------------------------------------------------
DESCRIPTION                          PAR (000)     VALUE (000)
------------------------------------------------------------------------------
   Edison Township, BAN
     5.000%, 01/11/01                 $  2,234        $  2,234
   Harding Township, BAN
     4.500%, 07/06/01                    1,404           1,405
   Jersey City, BAN
     4.750%, 01/12/01                    3,500           3,500
   Maplewood Township, BAN
     4.500%, 03/23/01                      646             646
   Morristown, TAN
     4.600%, 02/16/01                    2,500           2,500
   New Hanover Township,
     Board of Education,
     Temporary Notes
     5.500%, 06/01/01                      750             751
   New Jersey State, Economic
     Development Authority,
     Peddie School Project,
     RB (A) (B)
     4.800%, 01/09/01                    1,350           1,350
   New Jersey State, Economic
     Development Authority,
     United Water Project,
     Ser B, RB,
     AMBAC (A) (B)
     5.150%, 01/02/01                    2,500           2,500
   North Plainfield,
     Board of Education,
     Temporary Notes
     4.750%, 03/12/01                    3,000           3,002
   Passaic County,
     Utilities Authority, RN
     4.500%, 03/01/01                    3,000           3,000
   Upper Saddle River, BAN
     4.500%, 12/14/01                    2,016           2,022
   Washington Township,
     Gloucester County, Ser A, BAN
     4.850%, 04/17/01                    3,000           3,003
                                                      --------
                                                        43,082
                                                      --------
NEW YORK--10.7%
   New York City, Municipal Water
   Finance Authority, Ser A,
     RB, FGIC (A) (B)
     4.750%, 01/02/01                    5,100           5,100
   New York City, Sub-Ser A-6,
     GO (A) (B) (C)
     4.500%, 01/09/01                    5,230           5,230
   New York City, Sub-Ser A-10,
     GO (A) (B) (C)
     4.850%, 01/02/01                    3,000           3,000
   New York City, Sub-Ser B-2,
     GO (A) (B) (C)
     4.850%, 01/02/01                    1,300           1,300


------------------------------------------------------------------------------
DESCRIPTION                          PAR (000)     VALUE (000)
------------------------------------------------------------------------------
   New York City, Transitional Finance
     Authority, Ser A-1, Future Tax
     Secured, RB, (A) (B)
     4.850%, 01/09/01                 $  8,000        $  8,000
                                                      --------
                                                        22,630
                                                      --------
NORTH CAROLINA--4.0%
   Charlotte-Mecklenberg,
     Hospital Authority,
     Ser B, RB (A) (B)
     4.750%, 02/01/01                    4,000           4,000
   North Carolina,
     Medical Care Commission,
     Duke University Hospital Project,
     Ser A, GO (A) (B)
     4.900%, 01/09/01                    1,500           1,500
   North Carolina,
     Medical Care Commission,
     Duke University Hospital Project,
     Ser B, RB (A) (B)
     4.900%, 01/09/01                    3,000           3,000
                                                      --------
                                                         8,500
                                                      --------
OHIO--1.9%
   Ohio State, Public Facilities
     Commission, Higher Education
     Facilities Project, Ser II-A, RB,
     AMBAC Pre-Refunded @ 102 (D)
     6.300%, 05/01/01                    3,000           3,078
   Ohio State, Infrastructure
     Improvement Project, Ser A, GO
     4.000%, 02/01/01                    1,000             998
                                                      --------
                                                         4,076
                                                      --------
OKLAHOMA--1.4%
   Tulsa, Industrial Authority,
     University of Tulsa Project,
     Ser B, RB, MBIA (A) (B)
     5.000%, 01/09/01                    3,000           3,000
                                                      --------
OREGON--1.7%
   Multnomah County,
     School District, GO
     4.500%, 06/01/01                    3,675           3,678
                                                      --------
PENNSYLVANIA--2.4%
   Dauphin County,
     General Authority, School District
     Pooled Financing Program II, RB
     Partially Pre-Refunded @ 100 (D)
     4.450%, 09/01/01                    3,500           3,502
   Pennsylvania State,
     Higher Educational Authority,
     University of Pennsylvania
     Health Services Project, Ser B,
     RB (A) (B) (C)
     5.000%, 01/09/01                    1,500           1,500
                                                      --------
                                                         5,002
                                                      --------

                                                          [Pillar Logo Omitted]
                                                             DECEMBER 31, 2000

-------------------------------------------------------------------------------
DESCRIPTION                          PAR (000)     VALUE (000)
-------------------------------------------------------------------------------
SOUTH CAROLINA--1.2%
   Richland County, Ser B, GO
     6.250%, 03/01/01                 $  1,090        $  1,094
   South Carolina, Public Service
     Authority, Ser A, RB
     4.500%, 01/01/01                    1,500           1,500
                                                      --------
                                                         2,594
                                                      --------
TENNESSEE--2.1%
   Kingsport, GO
     4.875%, 08/01/01                    1,410           1,414
   Memphis, General Improvement
     Project, GO
     5.250%, 04/01/01                    1,000           1,003
   Nashville & Davidson Counties,
     Metropolitan Government
     Muti-Family Housing Authority,
     Old Hickory Towers Project,
     Ser A, RB (A) (B) (C)
     5.100%, 01/09/01                    2,000           2,000
                                                      --------
                                                         4,417
                                                      --------
TEXAS--5.8%
   Austin, Utility Systems Authority,
     RB, AMBAC
     Pre-Refunded @ 102 (D)
     7.000%, 05/15/01                    2,325           2,393
   Harris County, Ser C, GO (A) (B)
     4.900%, 01/09/01                    2,000           2,000
   Houston, Water & Sewer Systems
     Authority, Ser C, RB, AMBAC
     Pre-Refunded @ 102 (D)
     6.375%, 12/01/01                      880             913
   Texas State, Texas A&M University
     Financing System, RB
     5.250%, 05/15/01                    2,300           2,308
   Texas State, University Financing
     System, Ser A, RB, FSA
     4.500%, 03/15/01                    3,315           3,317
   Waco, GO, MBIA
     4.250%, 02/01/01                    1,255           1,255
                                                      --------
                                                        12,186
                                                      --------
VIRGINIA--1.9%
   Pecan Grove, Municipal Utilities
     District Authority, GO
     4.300%, 03/09/01                    3,000           3,000
   Richmond, Public Improvement
     Project, Ser B, GO
     Pre-Refunded @ 102 (D)
     6.250%, 01/15/01                    1,000           1,021
                                                      --------
                                                         4,021
                                                      --------

--------------------------------------------------------------------------------
DESCRIPTION                          PAR (000)     VALUE (000)
--------------------------------------------------------------------------------
WASHINGTON--2.4%
   Chelan County, Public Utility District,
     Chelan Hydro Project,
     Ser A, RB, MBIA (A) (B)
     5.000%, 01/09/01                 $  1,940        $  1,940
   Seattle, Metropolitan Sewer
     Authority, Ser U, RB FGIC
     Pre-Refunded @ 102 (D)
     6.600%, 01/01/01                    1,600           1,632
   Washington State, Health Care
     Facilities Authority,
     Fred Hutchinson Cancer Center,
     RB (A) (B) (C)
     5.250%, 01/02/01                    1,500           1,500
                                                      --------
                                                         5,072
                                                      --------
WISCONSIN--0.6%
   Janesville, School District, GO, FSA
     5.400%, 03/01/01                    1,200           1,202
                                                      --------
Total Municipal Bonds
   (Cost $184,430)                                     184,430
                                                      --------

TAX-EXEMPT COMMERCIAL PAPER--9.7%
FLORIDA--1.4%
   Indian River, Florida
     4.150%, 04/06/01                    3,000           3,000
                                                      --------
GEORGIA--1.7%
   Georgia Meag
     4.300%, 01/10/01                    2,600           2,600
   Georgia Municipal Electric Authority
     4.400%, 01/10/01                    1,000           1,000
                                                      --------
                                                         3,600
                                                      --------
MARYLAND--2.6%
   Baltimore County
     4.300%, 02/08/01                    2,000           2,000
     4.300%, 04/10/01                    3,600           3,600
                                                      --------
                                                         5,600
                                                      --------
PENNSYLVANIA--1.4%
   Montgomery County
     4.400%, 01/09/01                    3,000           3,000
                                                      --------
UTAH--1.4%
   Utah Intermountain Power Agency
     4.200%, 02/05/01                    3,000           3,000
                                                      --------
VIRGINIA--1.2%
   York County
     4.350%, 02/06/01                    2,500           2,500
                                                      --------
Total Tax-Exempt Commercial Paper
   (Cost $20,700)                                       20,700
                                                      --------

[Graphic of Marble block Omitted]

STATEMENT OF NET ASSETS


TAX-EXEMPT MONEY MARKET FUND  (CONTINUED)

-------------------------------------------------------------------------------
DESCRIPTION                          PAR (000)     VALUE (000)
-------------------------------------------------------------------------------
OTHER INVESTMENT COMPANIES--2.5%
   Goldman Sachs
     Tax-Free Money Market,
     Class A                           513,567        $    514
   SEI Institutional Tax-Free Fund   4,697,463           4,697
                                                      --------
Total Other Investment Companies
   (Cost $5,211)                                         5,211
                                                      --------
Total Investments--99.2%
   (Cost $210,341)                                     210,341
                                                      --------
OTHER ASSETS AND LIABILITIES, NET--0.8%                  1,790
                                                      --------

NET ASSETS:
   Portfolio Shares of Class I
    (unlimited authorization -- no par value)
     based on 164,643,230 outstanding shares of
     beneficial interest                               164,643
   Portfolio Shares of Class A
     (unlimited authorization -- no par value) based
     on 47,507,268 outstanding shares of
     beneficial interest                                47,507
   Distributions in excess of net investment income        (12)
   Accumulated net realized loss on investments             (7)
                                                      --------
Total Net Assets --100.0%                             $212,131
                                                      ========
Net Asset Value, Offering and Redemption
   Price Per Share -- Class I                            $1.00
                                                      ========
Net Asset Value, Offering and Redemption
   Price Per Share -- Class A                            $1.00
                                                      ========

(A) VARIABLE RATE SECURITY. THE RATE REFLECTED ON THE STATEMENT OF NET ASSETS IS THE RATE IN EFFECT ON DECEMBER 31, 2000.
(B) PUT AND DEMAND FEATURE- THE DATE REPORTED ON THE STATEMENT OF NET ASSETS IS THE EARLIER OF THE MATURITY DATE OR THE PUT DATE.
(C) SECURITIES ARE HELD IN CONNECTION WITH A LETTER OF CREDIT OR OTHER CREDIT SUPPORT.
(D) PRE-REFUNDED SECURITY -- THE MATURITY DATE SHOWN ON THE STATEMENT OF NET ASSETS IS THE PRE-REFUNDED DATE.
BAN -- BOND ANTICIPATION NOTE
ETM -- ESCROWED TO MATURITY
GO -- GENERAL OBLIGATION
RAN -- REVENUE ANTICIPATION NOTE
RB -- REVENUE BOND
RN -- REVENUE NOTE
SER -- SERIES
TAN -- TAX ANTICIPATION NOTE THE
FOLLOWING ORGANIZATIONS HAVE PROVIDED UNDERLYING CREDIT SUPPORT FOR CERTAIN SECURITIES AS DEFINED IN THE STATEMENT OF NET ASSETS:
AMBAC -- AMERICAN MUNICIPAL BOND ASSURANCE CORPORATION
FGIC -- FINANCIAL GUARANTY INSURANCE COMPANY
FSA -- FINANCIAL SECURITIES ASSURANCE
MBIA -- MUNICIPAL BOND INSURANCE ASSOCIATION
THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.




PRIME OBLIGATION MONEY MARKET FUND

--------------------------------------------------------------------------------
DESCRIPTION                             SHARES     VALUE (000)
--------------------------------------------------------------------------------
COMMERCIAL PAPER--84.6%
BANKS--20.1%
   Abbey National Bank
     6.610%, 01/08/01                  $20,000        $ 19,974
     6.500%, 01/29/01                   10,000           9,949
     6.500%, 02/20/01                   10,000           9,910
   ABN-AMRO
     6.570%, 01/24/01                   15,000          14,937
   ANZ (Delaware)
     6.550%, 01/08/01                   20,000          19,975
     6.540%, 01/12/01                   20,000          19,960
   Bank Nova Scotia
     6.480%, 01/25/01                   10,000           9,957
     6.540%, 01/29/01                    6,000           5,969
   Bank of America
     6.610%, 01/03/01                   20,000          19,993
     6.580%, 01/17/01                   15,000          14,956
   Deutsche Bank Financial
     6.490%, 02/05/01                   15,000          14,905
     6.480%, 02/05/01                   10,000           9,937
   Liberty Street Funding
     6.510%, 02/16/01                    7,709           7,645
   Royal Bank of Canada
     6.500%, 02/13/01                   15,000          14,884
   UBS Finance
     6.370%, 04/04/01                   12,000          11,803
     6.250%, 04/04/01                    8,000           7,871
   Wells Fargo
     6.320%, 03/09/01                   15,000          14,824
     6.250%, 04/06/01                   10,000           9,835
                                                      --------
                                                       237,284
                                                      --------
BROKER/DEALERS--12.1%
   Bear Stearns
     6.420%, 03/01/01                   20,000          19,790
     6.220%, 04/12/01                   10,000           9,826
     6.200%, 04/20/01                   15,000          14,718
   Goldman Sachs Group
     6.560%, 01/19/01                   10,000           9,967
     6.510%, 01/19/01                    5,000           4,984
     6.540%, 02/16/01                   20,000          19,833
     6.420%, 04/11/01                   10,000           9,822
     6.240%, 05/11/01                   10,000           9,775
   Merrill Lynch
     6.500%, 01/19/01                   15,000          14,951
     6.550%, 02/09/01                   15,000          14,894
     6.440%, 02/09/01                   15,000          14,895
                                                      --------
                                                       143,455
                                                      --------

                                                          [Pillar Logo Omitted]
                                                               DECEMBER 31, 2000

--------------------------------------------------------------------------------
DESCRIPTION                          PAR (000)     VALUE (000)
--------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES--25.0%
   American General
     6.530%, 01/17/01                  $10,000        $  9,971
   American General Finance
     6.550%, 01/16/01                   10,000           9,973
     6.530%, 01/18/01                   10,000           9,969
   American Honda
     6.510%, 02/23/01                   10,000           9,904
     6.340%, 03/09/01                   30,000          29,646
   Associates Finance
     6.500%, 02/20/01                      750             743
   Ford Motor Credit
     6.340%, 03/13/01                   10,000           9,875
   Galaxy Funding
     6.550%, 02/21/01                   20,000          19,814
     6.510%, 03/15/01                   20,000          19,736
     6.430%, 04/25/01                    5,000           4,898
     6.230%, 06/22/01                   10,000           9,702
   General Electric
     6.540%, 01/09/01                   15,000          14,978
     6.530%, 01/22/01                    5,000           4,981
     6.390%, 04/02/01                   10,000           9,838
   General Motors Acceptance
     6.520%, 01/09/01                   15,000          14,978
     6.560%, 01/10/01                   15,000          14,975
     6.590%, 01/12/01                   10,000           9,980
     6.530%, 01/22/01                   10,000           9,962
   John Deere Capital
     6.320%, 03/07/01                   15,000          14,829
   Paccar Financial
     6.350%, 03/06/01                    3,200           3,164
     6.340%, 03/12/01                    8,325           8,222
   Societe Generale
     6.500%, 02/02/01                   20,000          19,884
     6.510%, 02/20/01                   10,000           9,910
     6.480%, 04/09/01                   15,000          14,735
   Transamerica
     6.550%, 01/12/01                    3,499           3,492
     6.450%, 05/02/01                    1,000             978
   USAA Capital
     6.500%, 01/26/01                    6,650           6,620
                                                      --------
                                                       295,757
                                                      --------
ELECTRICAL SERVICES--1.3%
   Southern Cal Edison (A)
     6.440%, 03/19/01                   15,000          14,793
                                                      --------
FOOD, BEVERAGE & TOBACCO--2.9%
   Archer Daniels Midland
     6.490%, 02/13/01                   14,167          14,057
     6.440%, 03/14/01                   20,000          19,742
                                                      --------
                                                        33,799
                                                      --------


-------------------------------------------------------------------------------
DESCRIPTION                          PAR (000)     VALUE (000)
-------------------------------------------------------------------------------
LEASING & RENTING--4.6%
   International Lease Finance
     6.540%, 01/12/01                  $20,000        $ 19,960
     6.485%, 02/08/01                   15,100          14,997
     6.480%, 02/15/01                   20,000          19,838
                                                      --------
                                                        54,795
                                                      --------
PETROLEUM & FUEL PRODUCTS--2.5%
   Colonial Pipeline
     6.500%, 02/20/01                    5,600           5,549
     6.470%, 03/15/01                    4,300           4,244
     6.430%, 03/16/01                   10,000           9,868
     6.320%, 03/30/01                    4,000           3,938
     6.650%, 04/12/01                    5,500           5,397
                                                      --------
                                                        28,996
                                                      --------
PRINTING & PUBLISHING--2.0%
   McGraw-Hill
     6.500%, 01/25/01                    4,000           3,983
     6.250%, 06/04/01                   10,000           9,733
     6.130%, 06/27/01                   10,500          10,184
                                                      --------
                                                        23,900
                                                      --------
SPECIAL PURPOSE ENTITY--4.8%
   Centric Capital
     6.700%, 01/02/01                    4,000           3,999
     6.570%, 01/10/01                   10,450          10,433
     6.550%, 01/10/01                    4,300           4,293
     6.530%, 01/19/01                   10,000           9,967
     6.530%, 02/20/01                    4,000           3,964
     6.400%, 04/30/01                   10,000           9,788
   Ciesco
     6.570%, 01/26/01                    3,840           3,822
     6.520%, 01/29/01                   10,000           9,949
                                                      --------
                                                        56,215
                                                      --------
TELEPHONES & TELECOMMUNICATIONS--5.6%
   Alltel
     6.530%, 01/26/01                   10,000           9,955
     6.460%, 03/06/01                    5,000           4,943
     6.470%, 03/09/01                    5,000           4,940
     6.380%, 03/13/01                   15,000          14,811
   AT&T
     6.520%, 01/12/01                    5,000           4,990
   Verizon Communications
     6.530%, 01/08/01                   17,800          17,777
     6.520%, 01/24/01                    6,200           6,174
     6.500%, 02/14/01                    3,000           2,976
                                                      --------
                                                        66,566
                                                      --------

[Graphic of Marble block Omitted]

STATEMENTS OF NET ASSETS/
SCHEDULE OF INVESTMENTS

PRIME OBLIGATION MONEY MARKET FUND (CONTINUED)

-------------------------------------------------------------------------------
DESCRIPTION                          PAR (000)     VALUE (000)
-------------------------------------------------------------------------------
UTILITIES--3.7%
   National Rural Utilities
     6.530%, 01/12/01                  $10,000      $    9,980
     6.480%, 01/26/01                   10,000           9,955
     6.470%, 02/22/01                    7,000           6,935
     6.390%, 05/14/01                    7,000           6,835
     6.120%, 07/19/01                   10,000           9,662
                                                    ----------
                                                        43,367
                                                    ----------
Total Commercial Paper
   (Cost $998,927)                                     998,927
                                                    ----------

CERTIFICATES OF DEPOSIT--0.4%
   National City
     6.645%, 11/13/01                    5,000           5,000
                                                    ----------
Total Certificates of Deposit
   (Cost $5,000)                                         5,000
                                                    ----------

U.S. GOVERNMENT AGENCY OBLIGATIONS--9.4%
   Federal Home Loan Bank
     6.280%, 01/12/01                   10,000          10,000
     6.210%, 01/12/01                   10,000          10,000
     6.600%, 02/02/01                    7,000           7,000
     6.550%, 02/15/01                    5,000           5,000
     6.700%, 02/23/01                    5,000           5,000
     6.750%, 03/01/01                   10,000          10,000
     6.930%, 06/14/01                    4,000           4,000
     6.640%, 10/30/01                   10,000          10,000
     6.650%, 11/14/01                   20,000          19,996
   Federal Home Loan Mortgage, MTN
     6.800%, 05/08/01                   10,000          10,000
   Federal National Mortgage Association
     6.500%, 11/14/01                   10,000          10,003
   Federal National Mortgage
     Association, MTN
     6.320%, 02/02/01                   10,000           9,998
                                                    ----------
Total U.S. Government Agency Obligations
   (Cost $110,997)                                     110,997
                                                    ----------

CORPORATE OBLIGATIONS--1.7%
   Bank One
     6.800%, 09/17/01                    5,000           5,004
   National City Bank, MTN
     6.720%, 03/21/01                   15,000          14,999
                                                    ----------
Total Corporate Obligations
   (Cost $20,003)                                       20,003
                                                    ----------
-------------------------------------------------------------------------------
DESCRIPTION                          PAR (000)     VALUE (000)
-------------------------------------------------------------------------------
REPURCHASE AGREEMENTS--4.1%
   JP Morgan (B)
     5.950%, dated 12/29/00,
     matures 01/02/01, repurchase price
     $42,828,848 (collateralized by
     U.S. Treasury Obligations,
     total market value $43,656,586)   $42,801      $   42,801
   UBS Warburg Dillion (B)
     5.950%, dated 12/29/00,
     matures 01/02/01, repurchase price
     $5,566,658 (collateralized by
     U.S. Treasury Obligations,
     total market value $5,674,320)      5,563           5,563
                                                    ----------
Total Repurchase Agreements
   (Cost $48,364)                                       48,364
                                                    ----------
Total Investments--100.2%
   (Cost $1,183,291)                                 1,183,291
                                                    ----------
OTHER ASSETS AND LIABILITIES, NET--(0.2%)               (1,907)
                                                    ----------

NET ASSETS:
   Portfolio Shares of Class I (unlimited
     authorization -- no par value) based
     on 891,108,752 outstanding shares
     of beneficial interest                            891,109
   Portfolio Shares of Class A (unlimited
     authorization -- no par value) based
     on 3,883,568 outstanding shares
     of beneficial interest                              3,884
   Portfolio Shares of Class B (unlimited
     authorization -- no par value) based
     on 1,307,647 outstanding shares
     of beneficial interest                              1,307
   Portfolio Shares of Class S (unlimited
     authorization -- no par value) based
     on 285,122,811 outstanding shares
     of beneficial interest                            285,123
   Accumulated net realized loss on investments            (39)
                                                    ----------
Total Net Assets--100.0%                            $1,181,384
                                                    ==========
Net Asset Value, Offering and Redemption
   Price Per Share -- Class I                            $1.00
                                                    ==========
Net Asset Value, Offering and Redemption
   Price Per Share -- Class A                            $1.00
                                                    ==========
Net Asset Value, Offering and Redemption
   Price Per Share -- Class B                            $1.00
                                                    ==========
Net Asset Value, Offering and Redemption
   Price Per Share -- Class S                            $1.00
                                                    ==========

(A) SEE NOTE 12 IN NOTES TO FINANCIAL STATEMENTS.
(B) TRI-PARTY REPURCHASE AGREEMENT.
MTN -- MEDIUM TERM NOTE
THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                           [Pillar Logo Omitted]
                                                              DECEMBER 31, 2000

U.S. TREASURY SECURITIES PLUS MONEY MARKET FUND

-------------------------------------------------------------------------------
DESCRIPTION                          PAR (000)     VALUE (000)
-------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS--37.3%
   U.S. Treasury Bills (A)
     5.860%, 03/15/01                  $ 5,000         $ 4,941
   U.S. Treasury Notes
     5.375%, 02/15/01                    5,000           4,995
     6.375%, 03/31/01                    9,000           9,002
     4.875%, 03/31/01                    5,000           4,982
                                                       -------
Total U.S. Treasury Obligations
   (Cost $23,920)                                       23,920
                                                       -------

REPURCHASE AGREEMENTS--39.9%
   Barclays (B)
     5.850%, dated 12/29/00,
     matures 01/02/01, repurchase price
     $10,059,887 (collateralized by
     U.S. Treasury Obligations,
     total market value $10,255,200)    10,053          10,053
   JP Morgan (B)
     5.850%, dated 12/29/00,
     matures 01/02/01, repurchase price
     $2,734,254 (collateralized by
     U.S. Treasury Obligations,
     total market value $2,787,559)      2,733           2,733
   Lehman Brothers (B)
     5.850%, dated 12/29/00,
     matures 01/02/01, repurchase price
     $10,041,399 (collateralized by
     U.S. Treasury Obligations,
     total market value $10,236,171)    10,035          10,035
   UBS Warburg Dillion (B)
     5.850%, dated 12/29/00,
     matures 01/02/01, repurchase price
     $2,829,142 (collateralized by
     U.S. Treasury Obligations,
     total market value $2,883,917)      2,827           2,827
                                                       -------
Total Repurchase Agreements
   (Cost $25,648)                                       25,648
                                                       -------
Total Investments--77.2%
   (Cost $49,568)                                       49,568
                                                       -------
OTHER ASSETS AND LIABILITIES, NET--22.8%                14,640
                                                       -------
Total Net Assets--100.0%                               $64,208
                                                       =======

(A) THE RATE REPORTED ON THE STATEMENT OF NET ASSETS REFLECTS THE SECURITY'S DISCOUNT RATE AT PURCHASE.
(B) TRI-PARTY REPURCHASE AGREEMENT.
THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


INSTITUTIONAL SELECT MONEY MARKET FUND

-------------------------------------------------------------------------------
DESCRIPTION                          PAR (000)     VALUE (000)
-------------------------------------------------------------------------------
COMMERCIAL PAPER--82.4%
BANKS--22.6%
   Abbey National Bank
     6.610%, 01/08/01                  $10,000        $  9,987
     6.500%, 01/29/01                    7,000           6,965
   ABN-AMRO
     6.630%, 01/04/01                    1,300           1,299
     6.570%, 01/24/01                   10,000           9,958
   ANZ (Delaware)
     6.550%, 01/08/01                   10,000           9,987
   Bank Nova Scotia
     6.480%, 01/25/01                    5,000           4,978
     6.540%, 01/29/01                   10,000           9,949
   Bank of America
     6.610%, 01/03/01                    5,000           4,998
     6.580%, 01/17/01                    7,000           6,980
     6.440%, 02/13/01                   10,000           9,923
   Deutsche Bank Financial
     6.490%, 02/05/01                   10,000           9,937
     6.480%, 02/05/01                    4,550           4,521
   Liberty Street Funding
     6.610%, 01/17/01                   20,000          19,941
     6.500%, 02/22/01                    5,000           4,953
   Wells Fargo
     6.500%, 02/09/01                   15,000          14,894
     6.320%, 03/09/01                    5,000           4,941
     6.250%, 04/06/01                    5,000           4,918
                                                      --------
                                                       139,129
                                                      --------
BROKER/DEALERS--8.4%
   Bear Stearns
     6.420%, 03/01/01                    5,000           4,947
     6.200%, 04/20/01                    5,000           4,906
   Goldman Sachs Group
     6.560%, 01/19/01                    5,000           4,984
     6.510%, 01/19/01                    5,000           4,984
     6.450%, 03/14/01                    5,000           4,936
     6.420%, 04/11/01                    5,000           4,911
   Merrill Lynch
     6.550%, 01/08/01                    3,000           2,996
     6.500%, 01/19/01                    7,000           6,977
     6.500%, 02/02/01                    2,000           1,988
     6.440%, 02/09/01                    7,000           6,951
     6.440%, 02/09/01                    3,000           2,979
                                                      --------
                                                        51,559
                                                      --------

[Graphic of Marble block Omitted]

STATEMENT OF NET ASSETS


INSTITUTIONAL SELECT MONEY MARKET FUND (CONTINUED)
------------------------------------------------------------------------------
DESCRIPTION                          PAR (000)     VALUE (000)
------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES--21.6%
   American General Finance
     6.530%, 01/18/01                  $10,000        $  9,969
   American Honda
     6.340%, 03/09/01                   10,000           9,882
     6.510%, 02/23/01                    9,000           8,914
   Ford Motor Credit
     6.570%, 01/08/01                    5,000           4,994
   Galaxy Funding
     6.580%, 01/30/01                    2,000           1,989
     6.550%, 02/21/01                    5,000           4,954
     6.510%, 03/15/01                    5,000           4,934
     6.430%, 04/25/01                    3,000           2,939
     6.230%, 06/22/01                    7,000           6,792
   General Electric
     6.620%, 01/03/01                    5,000           4,998
     6.520%, 01/03/01                   15,000          14,995
     6.530%, 01/22/01                    5,000           4,981
   General Motors Acceptance
     6.560%, 01/10/01                    5,000           4,992
     6.540%, 01/10/01                    7,000           6,989
     6.530%, 01/22/01                    5,000           4,981
   Paccar Financial
     6.500%, 02/22/01                    4,600           4,557
   Societe Generale
     6.530%, 01/09/01                    1,750           1,747
     6.500%, 02/02/01                   10,000           9,942
     6.480%, 04/09/01                    5,000           4,912
   Toyota Motor Credit
     6.490%, 02/01/01                    5,000           4,972
   Transamerica
     6.590%, 01/18/01                    2,320           2,313
     6.480%, 02/23/01                    7,600           7,527
                                                      --------
                                                       133,273
                                                      --------
ELECTRICAL SERVICES--0.5%
   Southern Cal Edison (A)
     6.440%, 03/19/01                    3,000           2,959
                                                      --------
FOOD, BEVERAGE & TOBACCO--0.8%
   Archer Daniels Midland
     6.500%, 02/05/01                    5,000           4,968
                                                      --------
LEASING & RENTING--4.2%
   International Lease Finance
     6.500%, 01/08/01                    1,000             999
     6.540%, 01/12/01                    7,000           6,986
     6.480%, 02/15/01                   10,000           9,919
     6.440%, 02/16/01                    2,000           1,984
     6.450%, 03/05/01                    6,000           5,932
                                                      --------
                                                        25,820
                                                      --------
MACHINERY--2.4%
   Deere
     6.520%, 01/09/01                   15,000          14,978
                                                      --------



-------------------------------------------------------------------------------
DESCRIPTION                          PAR (000)     VALUE (000)
-------------------------------------------------------------------------------
PRINTING & PUBLISHING--1.8%
   McGraw-Hill
     6.500%, 01/25/01                  $ 3,700        $  3,684
     6.170%, 06/08/01                    7,875           7,662
                                                      --------
                                                        11,346
                                                      --------
SPECIAL PURPOSE ENTITY--9.5%
   Cargill Global Funding
     6.530%, 01/04/01                   15,000          14,992
   Centric Capital
     6.750%, 01/03/01                   10,000           9,996
     6.430%, 03/26/01                    2,100           2,068
     6.420%, 04/20/01                    6,000           5,883
     6.400%, 04/30/01                    9,100           8,907
   Ciesco
     6.580%, 01/03/01                    3,900           3,899
     6.580%, 01/04/01                    3,172           3,170
     6.520%, 01/29/01                   10,000           9,949
                                                      --------
                                                        58,864
                                                      --------
TELEPHONES & TELECOMMUNICATIONS--6.9%
   Alltel
     6.600%, 01/08/01                    7,747           7,737
     6.530%, 01/26/01                    3,000           2,986
   AT&T
     6.520%, 01/12/01                    5,000           4,990
   UBS
     6.650%, 01/16/01                    1,300           1,296
   Verizon Communications
     6.600%, 01/05/01                   10,000           9,993
     6.620%, 01/08/01                    1,800           1,798
     6.530%, 01/09/01                   11,000          10,984
     6.500%, 02/14/01                    3,000           2,976
                                                      --------
                                                        42,760
                                                      --------
UTILITIES--3.7%
   National Rural Utilities
     6.530%, 01/12/01                    3,000           2,994
     6.480%, 01/26/01                    5,000           4,978
     6.490%, 01/29/01                    9,257           9,210
     6.470%, 02/22/01                    3,000           2,972
     6.390%, 05/14/01                    3,000           2,929
                                                      --------
                                                        23,083
                                                      --------
Total Commercial Paper
   (Cost $508,739)                                     508,739
                                                      --------

CERTIFICATE OF DEPOSIT--0.3%
   National City
     6.645%, 11/13/01                    2,000           2,000
                                                      --------
Total Certificate of Deposit
   (Cost $2,000)                                         2,000
                                                      --------

                                                          [Pillar Logo Omitted]
                                                              DECEMBER 31, 2000

-------------------------------------------------------------------------------
DESCRIPTION                          PAR (000)     VALUE (000)
-------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS--8.5%
   Federal Home Loan Bank
     6.280%, 01/12/01                  $ 5,000        $  5,000
     6.210%, 01/12/01                    2,750           2,750
     6.600%, 02/02/01                    2,250           2,250
     6.700%, 02/23/01                    3,000           3,000
     6.750%, 03/01/01                    5,000           5,000
     6.930%, 06/14/01                    1,000           1,000
     6.640%, 10/30/01                    8,000           8,000
     6.650%, 11/14/01                   10,700          10,698
   Federal Home Loan Mortgage, MTN
     6.800%, 05/08/01                    5,000           5,000
   Federal National Mortgage Association
     6.500%, 11/14/01                    5,000           5,002
   Federal National Mortgage Association,
     MTN
     6.320%, 02/02/01                    5,000           4,999
                                                      --------
Total U.S. Government Agency Obligations
   (Cost $52,699)                                       52,699
                                                      --------

CORPORATE OBLIGATIONS--1.6%
   Bank One
     6.800%, 09/17/01                    5,000           5,004
   National City Bank, MTN
     6.720%, 03/21/01                    5,000           5,000
                                                      --------
Total Corporate Obligations
   (Cost $10,004)                                       10,004
                                                      --------

REPURCHASE AGREEMENTS--7.4%
   Barclays (B)
     5.950%, dated 12/29/00,
     matures 01/02/01, repurchase price
     $14,765,413 (collateralized by
     U.S. Treasury Obligations,
     total market value $15,051,755)    14,756          14,756
   JP Morgan (B)
     5.950%, dated 12/29/00,
     matures 01/02/01, repurchase price
     $30,069,000 (collateralized by
     U.S. Treasury Obligations,
     total market value $30,650,950)    30,049          30,049
   UBS Warburg Dillion (B)
     5.950%, dated 12/29/00,
     matures 01/02/01, repurchase price
     $626,262 (collateralized by
     U.S. Treasury Obligations,
     total market value $639,572)          626             626
                                                      --------
Total Repurchase Agreements
   (Cost $45,431)                                       45,431
                                                      --------
Total Investments--100.2%
   (Cost $618,873)                                     618,873
                                                      --------
--------------------------------------------------------------------------------
DESCRIPTION                          PAR (000)     VALUE (000)
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES, NET--(0.2%)             $ (1,543)
                                                      --------
NET ASSETS:
   Portfolio Shares
     (unlimited authorization-- no par value)
     based on 617,334,262 outstanding shares of
     beneficial interest                               617,334
   Accumulated net realized loss on investments             (4)
                                                      --------
Total Net Assets--100.0%                              $617,330
                                                      ========
Net Asset Value, Offering and Redemption
   Price Per Share                                       $1.00
                                                      ========

(A) SEE NOTE 12 IN NOTES TO FINANCIAL STATEMENTS.
(B) TRI-PARTY REPURCHASE AGREEMENT.
MTN - MEDIUM TERM NOTE
THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

INTERMEDIATE-TERM GOVERNMENT
SECURITIES FUND
-------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS--46.3%
   U.S. Treasury Notes
     6.500%, 03/31/02                   $  500         $   506
     6.250%, 06/30/02                    2,000           2,027
     5.875%, 11/15/05                    1,000           1,034
     5.625%, 02/15/06                    1,500           1,535
     5.500%, 01/31/03                    1,000           1,007
     5.500%, 02/28/03                    1,000           1,007
     5.500%, 05/31/03                    1,250           1,260
     5.375%, 06/30/03                    1,000           1,006
                                                       -------
Total U.S. Treasury Obligations
   (Cost $9,277)                                         9,382
                                                       -------

U.S. GOVERNMENT AGENCY OBLIGATIONS--51.3%
   Federal Farm Credit Bank
     6.550%, 02/07/04                    1,000           1,025
   Federal Home Loan Bank
     8.000%, 02/23/07                    1,000           1,002
     7.250%, 11/19/09                    1,000           1,012
     7.025%, 02/17/05                    1,000           1,000
     6.530%, 06/09/09                    1,000             998
     6.220%, 06/15/05                    1,000             994
   Federal Home Loan
     Mortgage Association
     7.100%, 10/12/04                      200             200
   Federal Home Loan Mortgage
     Association, MTN
     8.070%, 01/12/10                    1,000           1,003
   Federal National
     Mortgage Association
     7.500%, 08/08/05                      500             504

[Graphic of Marble block Omitted]

STATEMENT OF NET ASSETS


INTERMEDIATE-TERM GOVERNMENT SECURITIES FUND (CONTINUED)
-------------------------------------------------------------------------------
Description                   Par (000)/Shares     Value (000)
-------------------------------------------------------------------------------
   Federal National Mortgage Association,
     MTN
     7.110%, 03/20/06                   $  125         $   126
     6.500%, 03/12/09                      800             795
     6.430%, 04/01/09                    1,000             991
     6.010%, 05/03/06                      750             744
                                                       -------
Total U.S. Government Agency Obligations
   (Cost $10,399)                                       10,394
                                                       -------

OTHER INVESTMENT COMPANIES--0.8%
   SEI Liquid Asset Trust --
     Government Fund                   165,488             165
   SEI Liquid Asset Trust --
     Treasury Fund                          21              --
                                                       -------
Total Other Investment Companies
   (Cost $165)                                             165
                                                       -------
Total Investments--98.4%
   (Cost $19,841)                                       19,941
                                                       -------
OTHER ASSETS AND LIABILITIES, NET--1.6%                    314
                                                       -------

NET ASSETS:
   Portfolio Shares of Class I (unlimited
     authorization -- no par value) based
     on 1,921,838 outstanding shares of
     beneficial interest                                20,820
   Portfolio Shares of Class A (unlimited
     authorization -- no par value) based
     on 81,170 outstanding shares of
     beneficial interest                                 1,083
   Accumulated net realized loss on investments         (1,748)
   Net unrealized appreciation on investments              100
                                                       -------
Total Net Assets--100.0%                               $20,255
                                                       =======
Net Asset Value, Offering and Redemption
   Price Per Share -- Class I                           $10.11
                                                       =======
Net Asset Value, Offering and Redemption
   Price Per Share -- Class A                           $10.11
                                                       =======
Maximum Public Offering Price
   Per Share -- Class A ($10.11 / 96%)                  $10.53
                                                       =======
MTN -- MEDIUM TERM NOTE
THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

FIXED INCOME FUND
--------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS--11.9%
   U.S. Treasury Notes
     6.500%, 02/15/10                 $ 10,000        $ 10,945
     6.000%, 08/15/09                    5,000           5,277
     5.750%, 08/15/10                    7,000           7,336
                                                      --------
Total U.S. Treasury Obligations
   (Cost $22,182)                                       23,558
                                                      --------

-------------------------------------------------------------------------------
DESCRIPTION                          PAR (000)     VALUE (000)
-------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS--34.9%
   Federal Home Loan Bank
     7.500%, 03/14/05                  $ 2,500        $  2,589
     7.200%, 10/30/12                    5,000           4,943
     7.125%, 02/15/05                    5,000           5,252
     6.250%, 11/06/02                    2,000           1,998
     5.785%, 03/17/03                    5,000           5,020
   Federal Home Loan
     Mortgage Corporation
     7.585%, 09/19/06                    1,000           1,009
     6.300%, 06/01/04                    3,000           2,992
   Federal National Mortgage Association
     7.250%, 04/04/05                    4,000           4,125
     6.990%, 07/09/07                    5,000           5,048
     6.375%, 06/15/09                    4,982           5,102
     5.750%, 02/15/08                    5,000           4,960
     5.625%, 05/14/04                    4,000           3,995
   Federal National Mortgage
     Association, MTN
     6.810%, 12/18/07                    5,000           4,999
     6.620%, 12/28/07                    4,000           3,983
     6.580%, 06/24/04                    3,250           3,285
     6.290%, 04/23/08                    5,000           4,983
     6.240%, 01/14/08                    5,000           4,975
                                                      --------
Total U.S. Government Agency Obligations
   (Cost $68,727)                                       69,258
                                                      --------

U.S. GOVERNMENT MORTGAGE-BACKED OBLIGATIONS--0.8%
   Federal Home Loan Mortgage
     10.250%, 11/01/10                      11              12
     10.000%, 02/01/09                      28              30
     10.000%, 04/01/10                       8               9
     10.000%, 05/01/11                      47              51
     10.000%, 12/01/13                      17              18
      9.750%, 11/01/10                      28              29
      9.500%, 03/01/11                       9               9
      9.500%, 04/01/11                      38              40
      9.500%, 08/01/09                      20              21
      9.500%, 09/01/10                      51              53
      9.500%, 09/01/16                      10              10
      9.500%, 10/01/04                      20              21
      9.500%, 11/01/16                      24              25
      9.250%, 05/01/09                     202             210
      9.250%, 08/01/15                      67              70
      9.000%, 08/01/08                      27              28
      9.000%, 10/01/15                      35              36
      9.000%, 10/01/16                      14              15
      9.000%, 10/01/19                     100             104
      8.750%, 07/01/15                      12              12
      8.750%, 09/01/09                      24              25
      8.750%, 09/01/10                      37              38
      8.000%, 06/01/07                      75              78

                                                           [Pillar Logo Omitted]
                                                              DECEMBER 31, 2000

-------------------------------------------------------------------------------
DESCRIPTION                          PAR (000)     VALUE (000)
-------------------------------------------------------------------------------
   Federal Home Loan Mortgage,
     CMO/REMIC
     6.500%, 04/15/16                    $  93        $     93
   Federal National Mortgage Association
     9.000%, 03/01/09                       27              28
     8.500%, 08/01/17                       30              31
     8.000%, 03/01/07                       70              71
     7.000%, 04/01/07                       70              70
   Federal National Mortgage Association,
     CMO/REMIC
     8.000%, 01/25/19                       45              45
     6.950%, 05/25/06                      243             243
   Government National
     Mortgage Association
     9.500%, 10/15/20                       37              38
     9.000%, 03/15/08                       19              19
     9.000%, 11/15/08                       67              69
                                                      --------
Total U.S. Government Mortgage-Backed
   Obligations
   (Cost $1,619)                                         1,651
                                                      --------

CORPORATE BONDS--37.1%
AGRICULTURAL BIOTECHNOLOGY--1.4%
   Pioneer Hi-Bred International
     5.750%, 01/15/09                    3,000           2,846
                                                      --------
BANKS--2.6%
   First Union
     6.950%, 11/01/04                    3,000           3,034
   Wells Fargo
     7.250%, 08/24/05                    2,000           2,081
                                                      --------
                                                         5,115
                                                      --------
CHEMICALS--0.5%
   E.I. DuPont de Nemours
     6.750%, 10/15/02                    1,000           1,014
                                                      --------
COMPUTERS & SERVICES--4.1%
   Computer Sciences
     7.500%, 08/08/05                    3,000           3,094
   Hewlett-Packard
     7.150%, 06/15/05                    1,000           1,033
   IBM, MTN
     5.100%, 11/10/03                    4,000           3,895
                                                      --------
                                                         8,022
                                                      --------
COSMETICS & TOILETRIES--1.8%
   Colgate-Palmolive, Ser D, MTN
     7.950%, 06/01/10                    3,300           3,619
                                                      --------

-------------------------------------------------------------------------------
DESCRIPTION                          PAR (000)     VALUE (000)
-------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES--9.1%
   Bear Stearns
     6.150%, 03/02/04                  $ 3,000        $  2,940
   Ford Motor Credit
     6.700%, 07/16/04                    5,000           4,987
   General Electric Capital, Ser A, MTN
     6.700%, 10/01/02                    2,000           2,025
   General Motors Acceptance
     5.750%, 11/10/03                    3,000           2,921
   General Motors Acceptance, MTN
     7.000%, 10/25/04                    2,250           2,278
   Lehman Brothers Holdings
     6.625%, 04/01/04                    2,000           1,993
   Toyota Motor Credit
     5.625%, 11/13/03                    1,000             989
                                                      --------
                                                        18,133
                                                      --------
FOOD, BEVERAGE & TOBACCO--2.0%
   Anheuser-Busch
     6.750%, 06/01/05                    1,000           1,018
   Bass North America
     6.625%, 03/01/03                    3,000           3,002
                                                      --------
                                                         4,020
                                                      --------
MULTIMEDIA--1.2%
   Walt Disney
     5.125%, 12/15/03                    2,500           2,431
                                                      --------
PHARMACEUTICALS--2.0%
   Eli Lilly
     6.250%, 03/15/03                    2,000           2,015
   SmithKline Beecham, Ser A, MTN
     6.625%, 10/01/05                    2,000           2,015
                                                      --------
                                                         4,030
                                                      --------
PIPELINES--1.7%
   Oneok, Ser B
     7.750%, 03/01/05                    3,250           3,372
                                                      --------
PRINTING & PUBLISHING--1.5%
   Reed Elsevier Capital, MTN
     7.000%, 05/15/05                    3,000           3,034
                                                      --------
RETAIL--3.6%
   May Department Stores
     6.875%, 11/01/05                    3,000           3,034
   Wal-Mart Stores
     6.550%, 08/10/04                    4,000           4,090
                                                      --------
                                                         7,124
                                                      --------
TELEPHONES & TELECOMMUNICATIONS--1.6%
   New England Telephone & Telegraph
     7.650%, 06/15/07                    3,000           3,153
                                                      --------

[Graphic of Marble block Omitted]

STATEMENT OF NET ASSETS


FIXED INCOME FUND (CONTINUED)
-------------------------------------------------------------------------------
Description                          Par (000)     Value (000)
-------------------------------------------------------------------------------
TOYS--1.4%
   Mattel, Ser B, MTN
     7.140%, 03/11/08                  $ 3,000        $  2,739
                                                      --------
WIRELESS EQUIPMENT--2.6%
   Motorola
     7.625%, 11/15/10                    5,000           5,144
                                                      --------
Total Corporate Bonds
   (Cost $73,402)                                       73,796
                                                      --------

TAXABLE MUNICIPAL BONDS--12.4%
   Alabama State, Multi-Family Housing
     Finance Authority, Willow Project,
     Ser H, RB (A)
     7.625%, 08/01/10                      705             723
   Baltimore, Maryland,
     City Parking Project, Ser B, RB, FGIC
     Callable 07/01/02 @ 102
     7.950%, 07/01/03                      510             533
   Buffalo, New York, Pens System Project,
     Ser D, GO, FGIC
     8.500%, 08/15/03                      360             382
   Camden County, New Jersey,
     Improvement Authority, Ser A, RB,
     Callable 07/01/03 @ 100.5
     7.200%, 01/01/04                    2,200           2,258
   Collier County, Florida,
     Water & Sewer Authority, Ser A, RB,
     FGIC Callable 07/01/03 @ 102
     6.750%, 07/01/08                      790             801
     6.300%, 07/01/04                      450             453
   Fort Myers, Florida,
     Improvement Authority,
     Ser B, RB, AMBAC
     Callable 12/01/02 @ 102
     8.450%, 12/01/03                      645             685
   Gillette, Wyoming, FMHA Community
     Program, Special Obligation Bond,
     FMHA Insured, ETM
     Callable 01/01/02 @ 100
     10.250%, 01/01/11                   1,095           1,135
   Houston, Texas, Airport Systems
     Authority, RB, FGIC
     6.100%, 07/01/01                    1,260           1,261
   Metropolitan Washington D.C. &
     Virginia Airport Authority, Ser B,
     RB, MBIA Callable 10/01/03 @ 102
     6.900%, 10/01/08                    1,980           2,020
   Michigan State, Higher Education
     Student Loan Authority, Ser XV-C, RB
     7.250%, 09/01/02                      775             788
-------------------------------------------------------------------------------
DESCRIPTION                          PAR (000)     VALUE (000)
-------------------------------------------------------------------------------
   Minneapolis & St. Paul, Minnesota,
     Metropolitan Airports Authority,
     Ser 9, GO
     Callable 01/01/02 @ 104.50
     8.600%, 01/01/10                   $  900        $    956
   Monrovia, California,
     Central Redevelopment Project,
     TA, AMBAC, ETM
     8.100%, 05/01/01                      650             654
   New Hampshire State,
     Business Finance Authority, Ser A,
     RB Callable 11/01/02 @ 102
     8.600%, 11/01/12                    2,165           2,289
   New Hampshire State,
     Pease Development Authority,
     GO Pre-Refunded @ 102 (B)
     7.050%, 07/01/03                      410             426
   New Jersey State, COP
     8.000%, 12/15/02                      555             569
   New Jersey State,
     Economic Development Authority,
     Economic Recovery Project, Ser B, RB
     Callable 09/15/02 @ 102
     7.800%, 03/15/07                    1,645           1,715
   Oklahoma City,
     Oklahoma Airport Trust, Junior Lien,
     21st Series, RB, MBIA
     Callable 07/01/04 @ 100
     6.750%, 07/01/05                    1,010           1,029
   Oklahoma City, Oklahoma Airport
     Trust, Senior Lien, 17th Series, RB
     Callable 10/01/02 @ 100
     8.300%, 10/01/12                    2,015           2,073
   Oklahoma State, Single-Family
     Housing Finance Authority,
     Homeownership Loan Project,
     RB, MBIA Callable 09/01/04 @ 102
     8.700%, 09/01/13                      210             222
   Palm Beach County, Florida,
     Airport Systems Authority, RB, MBIA
     Callable 02/08/01 @ 101
     9.500%, 10/01/10                    1,040           1,058
   Secaucus, New Jersey,
     Municipal Utilities Authority, Ser B,
     RB Callable 12/01/04 @ 102
     8.500%, 12/01/06                      600             653
   Vero Beach, Florida, Water & Sewer
     Authority, Ser A, RB, FGIC
     Callable 12/01/03 @ 102
     6.400%, 12/01/08                    1,885           1,885
                                                      --------
Total Taxable Municipal Bonds
   (Cost $24,173)                                       24,568
                                                      --------

                                                           [Pillar Logo Omitted]
                                                               DECEMBER 31, 2000

-------------------------------------------------------------------------------
DESCRIPTION                      PAR (000)/SHARES  VALUE (000)
-------------------------------------------------------------------------------
ASSET-BACKED SECURITIES--1.3%
   Discover Card Master Trust I,
     Ser 1993-3, Cl A
     6.200%, 05/16/06                  $ 1,000        $  1,006
   EAB Lease Receivables Trust,
     Ser 1998-1, Cl A3 (C)
     5.660%, 09/15/02                    1,561           1,531
                                                      --------
Total Asset-Backed Securities
   (Cost $2,542)                                         2,537
                                                      --------

OTHER INVESTMENT COMPANIES--0.2%
   SEI Liquid Asset Trust --
     Treasury Fund                     352,437             352
                                                      --------
Total Other Investment Companies
   (Cost $352)                                             352
                                                      --------
Total Investments--98.6%
   (Cost $192,997)                                     195,720
                                                      --------
OTHER ASSETS AND LIABILITIES, NET--1.4%                  2,712
                                                      --------

NET ASSETS:
   Portfolio Shares of Class I (unlimited
     authorization -- no par value) based
     on 18,501,419 outstanding shares of
     beneficial interest                               189,527
   Portfolio Shares of Class A (unlimited
     authorization -- no par value) based
     on 305,171 outstanding shares of
     beneficial interest                                 3,696
   Portfolio Shares of Class B (unlimited
     authorization -- no par value) based
     on 595,773 outstanding shares of
     beneficial interest                                 6,445
   Accumulated net realized loss on investments         (3,959)
   Net unrealized appreciation on investments            2,723
                                                      --------
Total Net Assets -- 100.0%                            $198,432
                                                      ========
Net Asset Value, Offering and Redemption
   Price Per Share -- Class I                           $10.23
                                                      ========
Net Asset Value, Offering and Redemption
   Price Per Share -- Class A                           $10.22
                                                      ========
Maximum Public Offering Price
   Per Share -- Class A ($10.22 / 95.75%)               $10.67
                                                      ========
Net Asset Value, Offering and Redemption
   Price Per Share -- Class B (1)                       $10.26
                                                      ========
-------------------------------------------------------------------------------
DESCRIPTION                          PAR (000)     VALUE (000)
-------------------------------------------------------------------------------
(1) CLASS B HAS A CONTINGENT DEFERRED SALES CHARGE.
(A) VARIABLE RATE SECURITY -- THE RATE REFLECTED ON THE STATEMENT OF NET ASSETS IS THE RATE IN EFFECT ON DECEMBER 31, 2000. (B) PRE-REFUNDED SECURITY-THE MATURITY DATE SHOWN ON THE STATEMENT OF NET ASSETS IS THE PRE-REFUNDED DATE.
(C) SECURITY SOLD WITHIN THE TERMS OF A PRIVATE PLACEMENT MEMORANDUM, EXEMPT FROM REGISTRATION UNDER SECTION 144A OF THE SECURITIES ACT OF 1933, AS AMENDED AND MAY BE SOLD ONLY TO QUALIFIED BUYERS.
CL -- CLASS
CMO -- COLLATERALIZED MORTGAGE OBLIGATION
COP -- CERTIFICATE OF PARTICIPATION
ETM -- ESCROWED TO MATURITY
FMHA -- FARMERS HOME ADMINISTRATION
MTN -- MEDIUM TERM NOTE
GO -- GENERAL OBLIGATION
RB -- REVENUE BOND
REMIC -- REAL ESTATE MORTGAGE INVESTMENT CONDUIT
SER -- SERIES
TA -- TAX ALLOCATION
THE FOLLOWING ORGANIZATIONS HAVE PROVIDED UNDERLYING CREDIT SUPPORT FOR CERTAIN SECURITIES AS DEFINED IN THE STATEMENT OF NET ASSETS:
AMBAC -- AMERICAN MUNICIPAL BOND ASSURANCE COMPANY
FGIC -- FEDERAL GUARANTY INSURANCE COMPANY
MBIA -- MUNICIPAL BOND INSURANCE ASSOCIATION
THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

PENNSYLVANIA MUNICIPAL SECURITIES FUND
-------------------------------------------------------------------------------
MUNICIPAL BONDS--95.3%
PENNSYLVANIA--95.3%
   Allegheny County, Airport Authority,
     Pittsburgh International Airport
     Project, Ser B, RB, MBIA
     Callable 01/01/08 @ 101
     5.000%, 01/01/17                   $  500         $   500
   Allegheny County, Hospital
     Development Authority,
     Catholic Health East Project,
     Ser A, RB, AMBAC
     Callable 11/15/08 @ 102
     4.875%, 11/15/18                      500             480
   Allegheny County, Ser C-49,
     GO, MBIA
     5.000%, 04/01/08                      500             519
   Bucks County, Saint Mary Hospital
     Authority, Catholic Health
     Initiatives Project, Ser A, RB
     Callable 06/01/08 @ 101
     5.000%, 12/01/28                    1,000             894
   Chester County,
     GO Callable 06/15/2008 @ 100
     5.000%, 06/15/15                      500             501

[Graphic of Marble block Omitted]

STATEMENT OF NET ASSETS


PENNSYLVANIA MUNICIPAL SECURITIES FUND (CONTINUED)

--------------------------------------------------------------------------------
Description                          Par (000)     Value (000)
--------------------------------------------------------------------------------
   Chester County, Health &
     Education Facilities Authority,
     Jefferson Health Systems, Ser B, RB
     Callable 05/15/08 @ 101
     5.375%, 05/15/27                   $  500         $   459
   Delaware County, GO
     Callable 10/01/2009 @ 100
     5.125%, 10/01/16                      500             506
   Erie, Sewer Authority, Ser A, RB,
     AMBAC  Callable 06/01/08 @ 100
     5.000%, 06/01/18                      450             448
   Harrisburg, Pennsylvania Authority,
     Pooled Board Program, Ser II, RB,
     MBIA Callable 09/15/07 @ 100
     5.600%, 09/15/11                      500             529
   Lancaster County, Ser A, GO, FGIC
     5.100%, 05/01/04                      500             514
   Montgomery County, Higher Education
     Authority, Abington Memorial
     Hospital Project, Ser A, RB, AMBAC
     Callable 06/01/08 @ 101
     4.875%, 06/01/18                      500             482
   New Kensington, Arnold, School District,
     Ser A, GO, MBIA
     3.500%, 05/15/01                      325             324
   Northampton County, GO
     Callable 08/15/2009 @ 100
     5.000%, 08/15/16                    1,000           1,002
   Penn Trafford, School District, GO,
     AMBAC Callable 05/01/08 @ 100
     4.800%, 05/01/15                    1,000             984
   Pennsylvania State, Financing Authority,
     Municipal Capital Improvements Program,
     RB Callable 11/01/03 @ 102
     6.600%, 11/01/09                      500             534
   Pennsylvania State, Financing Authority,
     Penn Hills Project, Ser A, RB,
     FGIC Callable 02/01/10 @ 100
     5.500%, 12/01/22                    1,000           1,021
   Pennsylvania State, GO, AMBAC
     Callable  03/15/07 @ 101.50
     5.125%, 09/15/07                      500             523
   Pennsylvania State, Higher Education
     Facilities Authority, College of Pharmacy
     & Science Project, RB, MBIA
     Callable 05/01/06 @ 100
     5.000%, 11/01/07                      500             516
   Pennsylvania State, Higher Education
     Facilities Authority,
     Drexel University Project, RB, MBIA
     Callable 05/01/08 @ 100
     4.500%, 05/01/13                    1,000             972

-------------------------------------------------------------------------------
Description                          Par (000)     Value (000)
-------------------------------------------------------------------------------
   Pennsylvania State, Higher Education
     Facilities Authority,
     University of Pennsylvania
     Health Services Project,
     Ser A, RB
     6.000%, 01/01/06                   $  750         $   773
   Pennsylvania State, Higher Education
     Facilities Authority, University of
     Pennsylvania Trustees Project, RB
     Callable 07/15/08 @ 100
     4.500%, 07/15/21                    1,000             914
   Pennsylvania State, Higher Education
     Facilities Authority, University of
     Pennsylvania Trustees Project, RB
     Callable 07/15/08 @ 100
     4.500%, 07/15/18                    1,000             935
   Pennsylvania State, Intergovernmental
     Cooperative Authority,
     Philadelphia Funding Program,
     ST, FGIC Callable 06/15/09 @ 100
     5.000%, 06/15/18                      200             199
     4.750%, 06/15/19                      500             476
   Pennsylvania State, Second Ser, GO
     Callable 10/15/07 @ 101.50
     5.000%, 10/15/15                    1,000           1,010
     5.000%, 10/15/16                    1,400           1,407
   Pennsylvania State, Ser A, COP,
     AMBAC Callable 07/01/03 @ 102
     5.000%, 07/01/15                      500             500
   Philadelphia, Gas Works Authority,
     Unprerefunded Credit Support, RB
     Callable 07/01/03 @ 102
     6.375%, 07/01/26                    1,000           1,053
   Philadelphia, Industrial Development
     Authority, Educational Commission
     Foreign Medical Graduates Project,
     RB, MBIA
     4.900%, 06/01/12                      700             709
   Philadelphia, Industrial Development
     Authority, PGH Development Project,
     RB Callable 07/01/03 @ 102
     5.250%, 07/01/17                    1,000             970
   Philadelphia, Hospitals & Higher
     Education Facilities Authority,
     Jefferson Health System, Ser A, RB
     Callable 05/15/09 @ 101
     5.000%, 05/15/18                      450             398
   Philadelphia, Water & Wastewater,
     RB, MBIA
     5.625%, 06/15/09                    1,000           1,086
   Philadelphia, Water & Wastewater,
     RB, FSA Callable 06/15/03 @ 100
     5.000%, 06/15/16                    1,000           1,001

                                                         [Pillar Logo Omitted]
                                                              DECEMBER 31, 2000

-------------------------------------------------------------------------------
Description                          Par (000)     Value (000)
-------------------------------------------------------------------------------
   Pittsburgh & Allegheny Counties,
     Hotel Room Project, RB, AMBAC
     Callable 08/01/09 @ 101
     5.250%, 02/01/12                   $  500         $   523
                                                       -------
                                                        23,662
                                                       -------
Total Municipal Bonds
   (Cost $23,421)                                       23,662
                                                       -------

OTHER INVESTMENT COMPANIES--3.8%
   Federated Pennsylvania Municipal
     Cash Trust                        936,875             937
                                                       -------
Total Other Investment Companies
   (Cost $937)                                             937
                                                       -------
Total Investments--99.1%
   (Cost $24,358)                                       24,599
                                                       -------
OTHER ASSETS AND LIABILITIES, NET--0.9%                    218
                                                       -------

NET ASSETS:
   Portfolio Shares of Class I (unlimited
     authorization -- no par value) based
     on 2,505,456 outstanding shares of
     beneficial interest                               $25,873
   Portfolio Shares of Class A (unlimited
     authorization -- no par value) based
     on 32,193 outstanding shares of
     beneficial interest                                   333
   Accumulated net realized loss on investments         (1,630)
   Net unrealized appreciation on investments              241
                                                       -------
Total Net Assets--100.0%                               $24,817
                                                       =======
Net Asset Value, Offering and Redemption
   Price Per Share -- Class I                            $9.78
                                                       =======
Net Asset Value, Offering and Redemption
   Price Per Share -- Class A                            $9.75
                                                       =======
Maximum Public Offering Price
   Per Share -- Class A ($9.75 / 97%)                   $10.05
                                                       =======
COP -- CERTIFICATE OF PARTICIPATION
GO -- GENERAL OBLIGATION
RB -- REVENUE BOND
SER -- SERIES
ST -- SPECIAL TAX
THE FOLLOWING ORGANIZATIONS HAVE PROVIDED UNDERLYING CREDIT SUPPORT FOR CERTAIN SECURITIES AS DEFINED IN THE STATEMENT OF NET ASSETS:
AMBAC -- AMERICAN MUNICIPAL BOND ASSURANCE CORPORATION
FGIC -- FINANCIAL GUARANTY INSURANCE COMPANY
FSA -- FINANCIAL SECURITY ASSISTANCE
MBIA -- MUNICIPAL BOND INSURANCE ASSOCIATION
THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.



NEW JERSEY MUNICIPAL SECURITIES FUND

-------------------------------------------------------------------------------
DESCRIPTION                   PAR (000)/SHARES     VALUE (000)
-------------------------------------------------------------------------------
MUNICIPAL BONDS--99.2%
NEW JERSEY--88.2%
   Atlantic County, GO, MBIA
     Callable 12/01/02 @ 102
     5.400%, 12/01/05                   $  400         $   416
   Atlantic County,
     Improvement Authority,
     Convention Center Project,
     RB, MBIA, ETM
     7.375%, 07/01/10                      400             461
   Bayonne, GO, AMBAC
     6.200%, 07/15/01                      300             304
   Bayonne, GO, FGIC
     Callable 05/01/03 @ 102
     5.900%, 05/01/05                      150             158
   Bayonne, Municipal Utilities Authority,
     Water Systems, RB, MBIA
     Callable 01/01/08 @ 101
     5.000%, 01/01/12                      500             513
   Bergen County, Utilities Authority,
     Ser A, RB, FGIC
     6.100%, 06/15/04                      500             529
   Bergen County, Utilities Authority,
     Water Systems, Ser A, RB, FGIC
     Callable 12/15/07 @ 101
     4.750%, 12/15/15                      900             884
   Burlington County, GO
     Callable 10/01/02 @ 101
     5.200%, 10/01/07                      700             717
   Camden County, GO, MBIA
     Callable 06/01/02 @ 100
     5.600%, 06/01/03                      200             204
   Camden County, Health Care
     Improvement Authority,
     Catholic Health East Project,
     Ser B, RB, AMBAC
     Callable 05/15/08 @ 102
     5.000%, 11/15/18                      500             492
   Camden County, Ser A, GO, FGIC
     5.000%, 02/01/04                      200             205
   Cape May County, Municipal Utilities
     Authority, RB, AMBAC
     5.000%, 08/01/03                      800             816
   Casino Reinvestment Development
     Authority, Ser A, RB, FSA
     5.000%, 10/01/04                    1,000           1,027
   Casino Reinvestment Development
     Authority, Ser A, RB, FSA
     Callable 10/01/07 @ 100
     5.250%, 10/01/09                    1,000           1,051
     5.250%, 10/01/13                      500             513

[Graphic of Marble block Omitted]

STATEMENT OF NET ASSETS


NEW JERSEY MUNICIPAL SECURITIES FUND (CONTINUED)

-------------------------------------------------------------------------------
Description                          Par (000)     Value (000)
-------------------------------------------------------------------------------
   Cherry Hill Township,
     Ser A, GO, FGIC
     Callable 07/15/09 @ 100
     5.250%, 07/15/19                   $  500         $   507
   Cherry Hill Township, Ser B, GO
     5.250%, 07/15/11                      500             531
   Clinton Township,
     Board of Education, GO
     7.350%, 08/01/01                      300             306
   Edison Township, GO
     5.400%, 06/01/02                      250             254
   Edison Township, GO, AMBAC
     4.500%, 01/01/02                      500             503
   Edison Township, GO, AMBAC
     Callable 01/01/04 @ 102
     4.800%, 01/01/05                      300             307
   Elizabeth, Board of Education,
     GO, MBIA
     7.000%, 03/15/04                      250             271
   Essex County, GO, MBIA
     4.750%, 07/15/07                      200             205
   Essex County, Improvement Authority,
     Property & Equipment Leasing Program,
     Ser A, RB Callable 12/01/02 @ 102
     5.850%, 12/01/03                      300             309
   Essex County, Improvement Authority,
     RB, AMBAC
     4.875%, 12/01/02                      300             304
   Essex County, Improvement Lease
     Authority, County Correctional
     Facility Project, RB, FGIC
     Callable 10/01/10 @ 100
     5.250%, 10/01/11                      500             529
   Essex County, Improvement Lease
     Authority, County Jail & Youth
     Housing Project, RB, AMBAC
     Callable 12/01/04 @ 102
     6.500%, 12/01/06                      345             379
   Essex County, Improvement Lease
     Authority, County Jail & Youth
     Housing Project, RB, AMBAC
     Callable 12/01/06 @ 102
     5.000%, 12/01/08                      250             261
   Essex County, Utilities Authority,
     Ser A, RB, FSA, ETM
     5.000%, 04/01/04                      250             257
   Evesham Township,
     Board of Education, GO, FGIC
     Callable 03/01/2009 @ 100
     4.600%, 03/01/19                    1,000             945


-------------------------------------------------------------------------------
DESCRIPTION                          PAR (000)     VALUE (000)
-------------------------------------------------------------------------------
   Evesham Township,
     General Improvement Project,
     Ser A, GO, FGIC
     Callable 09/15/06 @ 101
     5.000%, 09/15/12                   $  500         $   512
   Franklin Township, Refunding
     Improvement Project, GO
     Callable 11/01/02 @ 102
     5.600%, 11/01/05                      400             417
   Gloucester County, GO
     5.000%, 09/01/03                      500             511
   Gloucester County,
     Improvement Authority,
     Landfill Project, Ser A, RB
     Callable 09/01/02 @ 100
     6.000%, 09/01/06                      300             309
   Greenwich Township,
     Board of Education, GO, FSA
     Callable 01/15/08 @ 100
     5.000%, 01/15/13                      500             509
     5.000%, 01/15/14                      800             812
   Hackensack, GO
     Callable 03/15/08 @ 102
     4.900%, 03/15/09                      500             518
   Hackensack, GO
     Pre-Refunded @ 102 (A)
     6.100%, 06/01/07                      250             257
   Hackensack, Meadowlands
     Development Common Authority, RB
     7.125%, 06/01/01                      265             270
   Hackettstown, Municipal Utilities
     Authority, Ser F, RB, FGIC
     Callable 10/01/03 @ 102
     5.050%, 10/01/04                      500             514
   Hudson County, Utilities Authority,
     RB Pre-Refunded @ 100 (A)
     11.875%, 07/01/02                     285             307
   Jersey City, GO
     Callable 02/15/02 @ 102
     6.500%, 02/15/03                      370             387
   Jersey City, GO, MBIA
     Callable 03/15/07 @ 102
     5.500%, 03/15/14                      500             525
   Kearny, GO, FGIC
     5.250%, 02/15/08                      600             636
   Long Branch, Sewer Authority,
     RB, FGIC
     4.900%, 06/01/02                      300             303
   Long Branch, Sewer Authority,
     RB, FGIC Callable 06/01/03 @ 102
     5.250%, 06/01/06                      200             208
     5.200%, 06/01/05                      500             519

                                                           [Pillar Logo Omitted]
                                                               DECEMBER 31, 2000

-------------------------------------------------------------------------------
DESCRIPTION                          PAR (000)     VALUE (000)
-------------------------------------------------------------------------------
   Mercer County, Improvement
     Authority, Ewing Board of
     Education Lease Project,
     RB, MBIA
     Pre-Refunded @ 102 (A)
     6.300%, 05/15/02                   $  250         $   262
   Mercer County, Improvement
     Authority, Hamilton Board of
     Education Project, RB, MBIA
     5.500%, 06/01/01                      200             201
   Mercer County, Improvement
     Authority, Hamilton Board of
     Education Project, RB, MBIA
     Callable 06/01/01 @ 102
     6.000%, 06/01/04                      250             257
   Middlesex County, GO
     5.000%, 10/01/05                      500             518
     5.000%, 10/01/09                      500             526
   Middlesex County, GO
     Pre-Refunded @ 102 (A)
     5.800%, 10/01/02                      500             524
   Middlesex County, Utilities Authority,
     Ser A, RB, FGIC
     Callable 12/01/07 @ 101
     5.000%, 12/01/12                      400             410
   Monmouth County,
     Improvement Authority, RB, AMBAC
     Callable 12/01/10 @ 100
     5.000%, 12/01/12                      500             512
   Monmouth County,
     Improvement Authority, RB, FSA
     Callable 07/15/06 @ 102
     5.450%, 07/15/13                      850             887
   Monmouth County,
     Improvement Authority, RB, MBIA
     Callable 12/01/07 @ 101
     5.125%, 12/01/16                      500             506
     5.000%, 12/01/08                      250             261
   Moorestown Township, GO, AMBAC
     Pre-Refunded @ 102 (A)
     6.000%, 09/01/02                      300             314
   Morristown, GO, FSA
     5.500%, 08/01/01                      100             101
   Newark, Board of Education, GO, MBIA
     Callable 12/15/04 @ 102
     5.875%, 12/15/11                      370             397
   New Brunswick, Housing Authority,
     RB, FGIC Callable 01/01/09 @ 101
     4.750%, 07/01/18                      500             481
   New Brunswick, Parking Authority,
     RB, FGIC Callable 01/01/06 @ 102
     5.000%, 01/01/20                      500             492
-------------------------------------------------------------------------------
DESCRIPTION                          PAR (000)     VALUE (000)
-------------------------------------------------------------------------------
   New Jersey, Ecomonic Development
     Authority, Public Schools
     Small Loan Project, RB
     Callable 08/15/03 @ 102
     4.900%, 08/15/04                   $  200         $   205
   New Jersey, Economic Development
     Authority, Bergen County
     Administration Complex Project,
     RB, MBIA
     Callable 11/15/08 @ 101
     4.550%, 11/15/10                    1,000           1,009
   New Jersey, Economic Development
     Authority, First Mortgage
     Franciscan Oaks Project, RB
     Callable 04/01/03 @ 100
     5.600%, 10/01/12                      500             437
   New Jersey, Economic Development
     Authority, First Mortgage
     Franciscan Oaks Project,
     RB Callable 04/01/08 @ 101
     5.700%, 10/01/17                    1,000             839
   New Jersey, Economic Development
     Authority, Hillcrest Health Service
     Systems Project RB, AMBAC
     5.000%, 01/01/07                      300             309
   New Jersey, Economic Development
     Authority, Unrefunded Balance,
     Health Village-96 Project, RB
     Callable 05/01/06 @ 101 (B)
     6.000%, 05/01/09                      175             183
   New Jersey, Environmental Infrastructure,
     Wastewater Treatment Project, RB
     Callable 09/01/07 @ 101
     5.000%, 09/01/17                      400             401
   New Jersey, Environmental Infrastructure,
     Wastewater Treatment Project, Ser D,
     RB Callable 05/01/08 @ 102
     5.000%, 05/01/11                      500             518
   New Jersey, Environmental Infrastructure,
     Wastewater Treatment Project, Ser G,
     RB, FGIC Callable 04/01/08 @ 102
     5.000%, 04/01/11                      450             466
   New Jersey, Health Care
     Facilities Authority, Atlantic City
     Medical Center Project, Ser C, RB
     Callable 07/01/02 @ 102
     6.550%, 07/01/03                      300             309
   New Jersey, Health Care Facilities
     Authority, Hackensack University
     Medical Center Project, RB
     Callable 01/01/10 @ 101
     5.875%, 01/01/15                      500             509
     5.700%, 01/01/11                      500             519

[Graphic of Marble block Omitted]

STATEMENT OF NET ASSETS


NEW JERSEY MUNICIPAL SECURITIES FUND (CONTINUED)

-------------------------------------------------------------------------------
DESCRIPTION                          PAR (000)     VALUE (000)
-------------------------------------------------------------------------------
   New Jersey, Health Care Facilities
     Authority, Hackensack University
     Medical Center Project,
     Ser A, RB, MBIA
     Callable 01/01/08 @ 101
     5.000%, 01/01/18                   $  500         $   493
   New Jersey, Health Care Facilities
     Authority, Kennedy Health Systems
     Project, Ser A, RB, MBIA
     Callable 07/01/07 @ 101
     5.200%, 07/01/18                      500             502
   New Jersey, Health Care Facilities
     Authority, Mountainside Hospital
     Project, RB, MBIA
     5.100%, 07/01/03                      500             510
   New Jersey, Health Care Facilities
     Authority, Underwood Memorial
     Hospital Project, Ser B, RB, AMBAC
     5.000%, 07/01/02                      300             303
   New Jersey, Health Care Facilities
     Financing Authority, RB, FHA
     Pre-Refunded @ 100 (A)
     6.800%, 02/01/01                      425             434
   New Jersey, Health Care Facilities
     Financing Authority, Refunded Balance,
     RB, FHA Callable 02/01/01 @ 102
     6.800%, 08/01/19                    1,000           1,022
   New Jersey, Sports & Exposition
     Authority, Ser A, RB
     Callable 09/01/03 @ 101
     5.000%, 09/01/06                      200             206
   New Jersey, Sports & Exposition
     Authority, Ser A, RB, MBIA
     5.600%, 07/01/01                      175             176
   New Jersey, Sports & Exposition
     Authority, State Guaranteed,
     RB, ETM Callable 02/08/01 @ 100
     8.300%, 01/01/03                      380             409
   New Jersey, Sports & Expostion
     Authority, Ser A, RB, MBIA
     Pre-Refunded @ 102 (A)
     5.900%, 07/01/02                      300             314
   New Jersey, Wastewater Treatment,
     Ser A, RB
     5.000%, 09/01/06                      450             467
   New Jersey, Wastewater Treatment,
     Ser A, RB Pre-Refunded @ 102 (A)
     6.000%, 07/01/01                      955             983
   New Jersey State, Building Authority, RB
     Callable 06/15/03 @ 102
     4.700%, 06/15/06                      250             254
-------------------------------------------------------------------------------
DESCRIPTION                          PAR (000)     VALUE (000)
-------------------------------------------------------------------------------
   New Jersey State, Building Authority,
     RB Callable 06/15/07 @ 102
     5.000%, 06/15/10                   $  600         $   624
     4.750%, 06/15/17                      500             482
   New Jersey State, Building Authority,
     RB, MBIA Callable 06/15/07 @ 102
     5.000%, 06/15/18                    1,000             991
   New Jersey State,
     Economic Development Authority,
     International Center for Public
     Health Project, RB, AMBAC
     5.500%, 06/01/09                      315             339
   New Jersey State,
     Educational Facilities Authority,
     Drew University Project,
     Ser E, RB, ETM
     5.750%, 07/01/02                      360             369
   New Jersey State,
     Educational Facilities Authority,
     Glassboro State College Project,
     RB Callable 02/08/01 @ 100
     6.750%, 07/01/09                      275             276
   New Jersey State,
     Educational Facilities Authority,
     Higher Education Facilities Trust Fund,
     Ser A, RB, AMBAC
     Callable 09/01/05 @ 102
     5.125%, 09/01/06                      300             313
   New Jersey State,
     Educational Facilities Authority,
     Higher Education Trust Fund,
     Ser A, RB Callable 9/1/05 @ 102
     5.125%, 09/01/10                      500             517
   New Jersey State,
     Educational Facilities Authority,
     Medicine & Dentistry Project,
     Ser B, RB, AMBAC
     Callable 12/01/05 @ 101
     5.000%, 12/01/07                      250             259
   New Jersey State,
     Educational Facilities Authority,
     Montclair State University Project,
     Ser C, RB, AMBAC
     Callable 07/01/06 @ 101
     5.375%, 07/01/08                    1,285           1,360
   New Jersey State,
     Educational Facilities Authority,
     Richard Stockton State College Project,
     Ser B, RB, AMBAC
     Callable 07/01/02 @ 102
     6.200%, 07/01/04                      300             314

                                                         [Pillar Logo Omitted]
                                                              DECEMBER 31, 2000

-------------------------------------------------------------------------------
DESCRIPTION                          PAR (000)     VALUE (000)
-------------------------------------------------------------------------------
   New Jersey State,
     Educational Facilities Authority,
     Rowan College Project,
     Ser C, RB, MBIA
     5.050%, 07/01/03                   $  300         $   306
   New Jersey State,
     Educational Facilities Authority,
     Rowan College Project, Ser C, RB,
     MBIA Callable 07/01/03 @ 102
     5.250%, 07/01/05                      300             312
   New Jersey State,
     Educational Facilities Authority,
     Stevens Institute Technology Project,
     Ser I, RB Callable 07/01/08 @ 101
     5.000%, 07/01/09                      200             206
     5.000%, 07/01/28                      250             234
   New Jersey State, Environmental
     Infrastructure Authority, Ser A, RB
     Callable 09/01/10 @ 101
     5.000%, 09/01/14                      350             357
   New Jersey State, Environmental
     Infrastructure, Wastewater
     Treatment Project, RB
     Callable 09/01/07 @ 101
     5.000%, 09/01/10                    1,000           1,040
     5.000%, 09/01/14                    1,000           1,012
   New Jersey State, GO
     Callable 03/01/2008 @ 100
     4.750%, 03/01/17                    1,000             972
   New Jersey State, GO
     Pre-Refunded @ 100.25 (A)
     7.000%, 04/01/01                      250             252
     6.400%, 09/15/01                      250             255
   New Jersey State, Highway Authority,
     Garden State Parkway, RB, ETM
     Callable 02/08/01 @ 100
     6.000%, 01/01/19                    1,000           1,114
   New Jersey State, Housing & Mortgage
     Finance Authority, Home Buyer Project,
     Ser N, RB, MBIA
     Callable 10/01/05 @ 101.50
     5.200%, 04/01/06                      500             517
   New Jersey State, Housing & Mortgage
     Finance Authority, Presidential Plaza
     Project, RB, FHA
     Callable 11/01/01 @ 102
     6.300%, 05/01/02                      400             408
   New Jersey State, Housing & Mortgage
     Finance Authority, Ser A, RB
     6.400%, 05/01/02                      520             531
-------------------------------------------------------------------------------
DESCRIPTION                          PAR (000)     VALUE (000)
-------------------------------------------------------------------------------
   New Jersey State, Housing & Mortgage
     Finance Authority, Ser A, RB, AMBAC
     Callable 05/01/05 @ 102
     5.300%, 05/01/06                   $  325         $   338
   New Jersey State, Housing & Mortgage
     Finance Authority, Ser One, RB
     6.000%, 11/01/02                      375             383
   New Jersey State, Ser A, COP,
     AMBAC Pre-Refunded @ 100 (A)
     5.000%, 06/15/07                    1,500           1,515
   New Jersey State, Ser D, GO
     5.400%, 02/15/03                      300             308
     5.300%, 02/15/02                      850             861
   New Jersey State, Ser E, GO
     5.000%, 07/15/04                      100             103
   New Jersey State, Sports & Exposition
     Authority, Ser C, RB
     5.000%, 03/01/11                      500             518
   New Jersey State,
     Transportation Trust Fund,
     Transportation Systems Project,
     Ser A, RB
     5.750%, 06/15/15                    1,000           1,107
   New Jersey State,
     Transportation Trust Fund,
     Transportation Systems Project,
     Ser A, RB, FSA
     Callable 06/15/08 @ 100
     5.000%, 06/15/18                    1,000             996
   New Jersey State,
     Transportation Trust Fund,
     Transportation Systems Project,
     Ser A, RB, FSA
     Callable 06/15/09 @ 100
     4.500%, 06/15/19                    1,000             930
   New Jersey State,
     Transportation Trust Fund,
     Transportation Systems Project,
     Ser A, RB, FSA, ETM
     5.300%, 12/15/01                      200             203
   New Jersey State,
     Transportation Trust Fund,
     Transportation Systems Project,
     Ser A, RB, MBIA
     4.500%, 12/15/02                      450             453
   New Jersey State,
     Transportation Trust Fund,
     Transportation Systems Project,
     Ser A, RB, MBIA
     Callable 06/15/05 @ 102
     5.500%, 06/15/11                      750             792
     5.000%, 06/15/15                      500             503

[Graphic of Marble block Omitted]

STATEMENT OF NET ASSETS


NEW JERSEY MUNICIPAL SECURITIES FUND (CONTINUED)
-------------------------------------------------------------------------------
DESCRIPTION                           PAR (000)    VALUE (000)
-------------------------------------------------------------------------------
   New Jersey State,
     Transportation Trust Fund,
     Transportation Systems Project,
     Ser B, RB, MBIA
     Callable 06/15/05 @ 102
     5.200%, 06/15/06                  $ 1,850         $ 1,933
   New Jersey State,
     Turnpike Authority, RB, ETM
     10.375%, 01/01/03                     320             344
   New Jersey State,
     Turnpike Authority, Ser A,  RB
     6.400%, 01/01/02                      300             307
   New Jersey State,
     Turnpike Authority, Ser C, RB,
     AMBAC Pre-Refunded @ 101.50 (A)
     6.400%, 01/01/01                      620             629
   New Jersey State,
     Turnpike Authority,
     Unrefunded Balance, Ser A, RB
     Callable 01/01/02 @ 102
     5.900%, 01/01/04                      340             352
   New York & New Jersey Port Authority,
     Ser 71, RB Callable 01/15/01 @ 101
     6.800%, 07/15/08                      250             253
   North Bergen Township, GO, MBIA
     4.400%, 08/01/01                      500             501
   North Brunswick Township,
     Board of Education, GO, FGIC
     Callable 02/01/07 @ 101
     5.000%, 02/01/10                      750             777
   North Brunswick Township, GO, FGIC
     Callable 05/15/07 @ 101
     5.000%, 05/15/12                    1,000           1,029
   North Jersey District, Water Supply,
     Wanaque North Project, RB, MBIA
     Callable 11/15/07 @ 101
     5.000%, 11/15/10                      500             521
     4.875%, 11/15/09                      250             259
   North Jersey District, Water Supply,
     Wanaque South Project, RB, MBIA
     5.500%, 07/01/03                      200             206
     5.400%, 07/01/02                      300             306
   Ocean County, GO
     Pre-Refunded @ 102 (A)
     5.800%, 09/01/02                      500             523
   Ocean County, Ser A, GO
     4.600%, 11/01/03                      500             507
   Ocean Township, School District,
     GO, MBIA Pre-Refunded @ 100 (A)
     5.400%, 06/01/04                      250             260
   Old Tappan, Board of Education,
     GO, FGIC Callable 04/01/06 @ 101
     5.100%, 04/01/18                      500             503

-------------------------------------------------------------------------------
Description                           Par (000)    Value (000)
-------------------------------------------------------------------------------
   Parsippany, Troy Hills Township,
     GO Callable 12/01/02 @ 103
     4.700%, 12/01/04                   $  400          $  408
   Parsippany, Troy Hills Township,
     GO, MBIA
     Callable 12/01/07 @ 102
     5.000%, 12/01/15                      500             505
   Passaic County, General Improvement
     Project, GO, MBIA
     4.450%, 05/01/04                      200             202
   Passaic County, GO
     Callable 02/08/01 @ 102
     6.400%, 11/15/01                      300             306
   Passaic County, GO, FGIC
     Callable 09/01/03 @ 101
     4.750%, 09/01/04                      500             511
   Paterson, GO, FSA
     Pre-Refunded @ 101 (A)
     6.350%, 02/15/02                      235             243
   Pequannock Lincoln Park,
     Ser E-I, RB, MBIA
     4.400%, 12/01/02                      500             503
   Pleasantville, School District,
     GO, MBIA
     Callable 02/15/08 @ 100
     5.000%, 02/15/11                      500             514
   Princeton Township, GO
     4.400%, 09/01/01                      300             301
   Rahway Valley, Sewer Authority, RB
     Callable 02/08/01 @ 100
     6.200%, 04/01/01                      210             211
   Randolph Township, School District,
     GO, FGIC Callable 08/01/08 @ 100
     5.000%, 08/01/15                      500             504
   Roselle, GO, MBIA
     Callable 10/15/03 @ 102
     4.750%, 10/15/04                      700             715
   Rutgers State University, Ser A, RB
     4.375%, 05/01/01                      500             501
   Rutgers State University, Ser S, RB
     Callable 05/01/03 @ 102
     5.000%, 05/01/04                      500             511
   Rutgers State University, Ser U, RB
     Callable 05/01/08 @ 101
     5.000%, 05/01/14                      500             505
   Secaucus, Municipal Utilities Authority,
     Sewer Project, Ser A, RB
     5.650%, 12/01/04                      200             210
   Secaucus, Municipal Utilities Authority,
     Sewer Project, Ser A, RB
     Callable 12/01/04 @ 102
     5.750%, 12/01/05                      385             411

                                                           [Pillar Logo Omitted]
                                                              DECEMBER 31, 2000

-------------------------------------------------------------------------------
DESCRIPTION                           PAR (000)    VALUE (000)
-------------------------------------------------------------------------------
   Somerset County, GO
     5.000%, 10/01/02                   $  200         $   203
   Somerset, Raritan Valley,
     Sewer Improvement Authority,
     Ser H, GO
     5.150%, 07/01/01                      300             302
   South Brunswick Township,
     Board of Education, GO,
     Pre-Refunded @ 102 (A)
     6.300%, 04/01/02                      250             262
   South Jersey, Transportation Authority,
     Ser B, RB, MBIA
     5.500%, 11/01/02                      250             256
   Union County,
     General Improvement Project, GO
     4.750%, 02/01/03                      500             507
   Union County, GO
     4.400%, 09/01/01                      500             502
   Union County, Improvement Authority,
     Capital Equipment & Facilities
     Lease Project, Ser A, RB
     4.900%, 04/01/02                      350             354
   Union County, Improvement Authority,
     Capital Equipment & Facilities
     Lease Project, Ser A, RB
     Callable 04/01/02 @ 102
     5.150%, 04/01/05                      500             514
   Union County, Improvement Authority,
     Educational Services Commission,
     RB Callable 03/01/07 @ 101
     5.050%, 03/01/08                      125             131
   University Medicine & Dentistry,
     Ser E, RB Callable 12/01/01 @ 102
     6.200%, 12/01/03                      500             518
   Wanaque Valley, Regional Sewer Authority,
     Ser B, RB, AMBAC
     5.100%, 09/01/03                      300             307
   Warren County,
     Municipal Utilities Authority, RB
     Callable 12/01/03 @ 101
     5.050%, 12/01/04                      225             231
   Warren County, Pollution Control,
     Resource Recovery Project, RB, MBIA
     6.150%, 12/01/02                      210             212
   Warren County, Pollution Control,
     Resource Recovery Project, RB, MBIA
     Callable 12/01/02 @ 102
     6.550%, 12/01/06                      300             309
   Washington Township,
     Board of Education, GO, MBIA
     5.000%, 02/01/03                      250             255
     5.000%, 02/01/06                      250             259

--------------------------------------------------------------------------------
DESCRIPTION                           PAR (000)    VALUE (000)
--------------------------------------------------------------------------------
   Wayne Township,
     General Improvement Project, GO
     Callable 02/08/01 @ 101
     5.450%, 10/01/04                   $  250         $   253
   Woodbridge Township, Ser A, GO
     Callable 09/15/04 @ 102
     4.650%, 09/15/05                      100             102
   Woodbridge Township, Ser C, GO
     Callable 09/15/04 @ 102
     4.650%, 09/15/05                      100             102
                                                       -------
                                                        84,318
                                                       -------
DELAWARE--1.1%
   Delaware River & Bay Authority,
     RB, FGIC Callable 01/01/06 @ 102
     5.350%, 01/01/14                    1,000           1,029
                                                       -------
NEW YORK--1.9%
   Port Authority of New York &
     New Jersey, Consolidated 114th
     Ser, RB, MBIA
     Callable 08/01/05 @ 101
     4.750%, 08/01/16                      500             492
   Port Authority of New York &
     New Jersey, Consolidated
     Eighty-Second Ser, RB
     Callable 08/01/02 @ 101
     5.300%, 08/01/03                      300             308
   Port Authority of New York &
     New Jersey, Consolidated
     One-Hundred Fourth Ser, RB,
     AMBAC Callable 01/15/06 @ 101
     5.200%, 07/15/17                    1,000           1,018
                                                       -------
                                                         1,818
                                                       -------
PENNSYLVANIA--3.7%
   Delaware River Port Authority,
     Pennsylvania & New Jersey, RB,
     FGIC Callable 01/01/06 @ 102
     5.400%, 01/01/13                    1,000           1,044
   Delaware River Port Authority,
     Pennsylvania & New Jersey,
     Port District Project, Ser B, RB,
     MBIA Callable 01/01/08 @ 101
     4.750%, 01/01/14                      480             479
     4.750%, 01/01/17                    1,000             981
   Deleware River Port Authority,
     Pennsylvania & New Jersey, Ser B,
     RB, AMBAC
     5.250%, 01/01/09                    1,000           1,059
                                                       -------
                                                         3,563
                                                       -------

[Graphic of Marble block Omitted]

STATEMENT OF NET ASSETS


NEW JERSEY MUNICIPAL SECURITIES FUND (CONTINUED)
-------------------------------------------------------------------------------
DESCRIPTION                            PAR (000)   VALUE (000)
-------------------------------------------------------------------------------
PUERTO RICO--4.3%
   Puerto Rico,
     Electric Power Authority,
     Ser AA, RB, MBIA
     4.900%, 07/01/05                  $ 1,000         $ 1,036
   Puerto Rico,
     Electric Power Authority,
     Ser Y, RB, MBIA
     6.500%, 07/01/06                      500             560
   Puerto Rico,
     Industrial & Educational
     Tourist Authority,
     Dr. Pila Hospital
     Project, Ser A, RB, FHA
     Callable 08/01/05 @ 101.50
     5.250%, 08/01/06                      200             203
   Puerto Rico,
     Industrial & Educational
     Tourist Authority,
     International American University
     Project, Ser A, RB, MBIA
     Callable 10/01/08 @ 101
     5.000%, 10/01/22                    1,000             996
   Puerto Rico, Telephone Authority,
     Ser M, RB
     Pre-Refunded @ 101.50 (A)
     5.400%, 01/01/03                      260             271
   Puerto Rico, Telephone Authority,
     Ser M, RB, AMBAC
     Pre-Refunded @ 101.50 (A)
     5.050%, 01/01/03                      590             611
   Puerto Rico, Telephone Authority,
     Ser N, RB
     Pre-Refunded @ 101.50 (A)
     5.100%, 01/01/03                      395             409
                                                       -------
                                                         4,086
                                                       -------
Total Municipal Bonds
   (Cost $92,839)                                       94,814
                                                       -------
Total Investments--99.2%
   (Cost $92,839)                                       94,814
                                                       -------
OTHER ASSETS AND LIABILITIES, NET--0.8%                    735
                                                       -------
--------------------------------------------------------------------------------
DESCRIPTION                               SHARES   VALUE (000)
--------------------------------------------------------------------------------
NET ASSETS:
   Portfolio Shares of Class I (unlimited
     authorization -- no par value) based
     on 8,124,880 outstanding shares of
     beneficial interest                               $84,820
   Portfolio Shares of Class A (unlimited
     authorization -- no par value) based
     on 832,056 outstanding shares of
     beneficial interest                                 9,057
   Accumulated net realized loss on investments           (303)
   Net unrealized appreciation on investments            1,975
                                                       -------
Total Net Assets--100.0%                               $95,549
                                                       =======
Net Asset Value, Offering and Redemption
   Price Per Share -- Class I                           $10.67
                                                       =======
Net Asset Value, Offering and Redemption
   Price Per Share -- Class A                           $10.63
                                                       =======
Maximum Public Offering
   Price Per Share -- Class A ($10.63 / 97%)            $10.96
                                                       =======

(A) PRE-REFUNDED SECURITY-THE MATURITY DATE SHOWN ON THE STATEMENT OF NET ASSETS IS THE PRE-REFUNDED DATE.
(B) SECURITIES ARE HELD IN CONJUNCTION WITH A LETTER OF CREDIT FROM A MAJOR
    BANK OR FINANCIAL INSTITUTION.
COP -- CERTIFICATE OF PARTICIPATION
GO -- GENERAL OBLIGATION
RB -- REVENUE BOND
SER -- SERIES
ETM -- ESCROWED TO MATURITY THE FOLLOWING ORGANIZATIONS HAVE PROVIDED UNDERLYING
       CREDIT SUPPORT FOR CERTAIN SECURITIES AS DEFINED IN THE STATEMENT OF NET
       ASSETS:
AMBAC -- AMERICAN MUNICIPAL BOND ASSURANCE CORPORATION
FGIC -- FINANCIAL GUARANTY INSURANCE COMPANY
FHA -- FEDERAL HOUSING AGENCY
FSA -- FINANCIAL SECURITY ASSISTANCE
MBIA -- MUNICIPAL BOND INSURANCE ASSOCIATION
THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

HIGH YIELD BOND FUND
-------------------------------------------------------------------------------
MUTUAL FUNDS--99.4%
   SEI Institutional Managed Trust
     High Yield Bond Fund --
     Class A                           882,491          $7,422
                                                        ------
Total Mutual Funds
   (Cost $8,936)                                         7,422
                                                        ------
Total Investments--99.4% (Cost $8,936)                   7,422
                                                        ------
OTHER ASSETS AND LIABILITIES, NET--0.6%                     43
                                                        ------

                                                          [Pillar Logo Omitted]
                                                            DECEMBER 31, 2000

--------------------------------------------------------------------------------
DESCRIPTION                              SHARES     VALUE (000)
--------------------------------------------------------------------------------
NET ASSETS:
   Portfolio Shares of Class I (unlimited
authorization -- no par value) based
     on 416,094 outstanding shares of
     beneficial interest                                $4,096
   Portfolio Shares of Class A (unlimited
authorization -- no par value) based
     on 17,261 outstanding shares of
     beneficial interest                                   178
   Portfolio Shares of Class B (unlimited
authorization -- no par value) based
     on 512,739 outstanding shares of
     beneficial interest                                 5,203
   Accumulated net realized loss on investments           (498)
   Net unrealized depreciation on investments           (1,514)
                                                        ------
Total Net Assets--100.0%                                $7,465
                                                        ======
Net Asset Value, Offering and Redemption
   Price Per Share -- Class I                            $7.90
                                                        ======
Net Asset Value, Offering and Redemption
   Price Per Share -- Class A                            $7.89
                                                        ======
Maximum Public Offering
   Price Per Share -- Class A ($7.89 / 95.75%)           $8.24
                                                        ======
Net Asset Value, Offering and Redemption
   Price Per Share -- Class B (1)                        $7.88
                                                        ======
(1) CLASS B HAS A CONTINGENT DEFERRED SALES CHARGE.
THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

BALANCED FUND
-------------------------------------------------------------------------------
COMMON STOCKS--66.3%
BANKS--8.0%
   Bank of New York                     16,000         $   883
   Citigroup                            38,000           1,940
   Chase Manhattan                      30,000           1,363
   Mellon Financial                     12,000             590
                                                       -------
                                                         4,776
                                                       -------
COMPUTERS & SERVICES--6.8%
   Cisco Systems*                       38,000           1,454
   EMC-Mass*                            11,000             732
   International Business Machines      15,000           1,275
   Sun Microsystems*                    22,000             613
                                                       -------
                                                         4,074
                                                       -------
DIVERSIFIED FINANCIAL SERVICES--4.3%
   American Express                     18,000             989
   Morgan Stanley Dean Witter           20,000           1,585
                                                       -------
                                                         2,574
                                                       -------
------------------------------------------------------------------------------
DESCRIPTION                             SHARES     VALUE (000)
------------------------------------------------------------------------------
DIVERSIFIED MANUFACTURING--8.7%
   General Electric                     45,000         $ 2,157
   Tyco International Ltd.              55,000           3,053
                                                       -------
                                                         5,210
                                                       -------
ELECTRICAL PRODUCTS & SERVICES--3.5%
   Emerson Electric                     27,000           2,128
                                                       -------
GAS/NATURAL GAS--5.0%
   Enron                                17,000           1,413
   Williams                             40,000           1,598
                                                       -------
                                                         3,011
                                                       -------
INSURANCE--1.8%
   American International Group         11,250           1,109
                                                       -------
INTERNET--1.7%
   America Online*                      29,500           1,027
                                                       -------
MEDICAL PRODUCTS & SERVICES--2.3%
   Johnson & Johnson                    13,000           1,366
                                                       -------
MISCELLANEOUS BUSINESS SERVICES--1.1%
   IMS Health                           25,000             675
                                                       -------
MISCELLANEOUS ELECTRONIC COMPONENTS--2.1%
   CTS                                  20,000             729
   Sanmina*                              7,000             536
                                                       -------
                                                         1,265
                                                       -------
MULTIMEDIA--0.0%
   Time Warner                             100               5
                                                       -------
PETROLEUM & FUEL PRODUCTS--1.6%
   Halliburton                           5,000             181
   Schlumberger Ltd.                    10,000             799
                                                       -------
                                                           980
                                                       -------
PETROLEUM REFINING--2.0%
   BP Amoco ADR                         10,586             507
   Exxon Mobil                           7,920             689
                                                       -------
                                                         1,196
                                                       -------
PHARMACEUTICALS--8.7%
   Bristol-Myers Squibb                 12,000             887
   Elan ADR*                            10,000             468
   Merck                                15,000           1,404
   Pfizer                               37,000           1,702
   Schering-Plough                      12,500             709
                                                       -------
                                                         5,170
                                                       -------
RETAIL--2.2%
   BJ's Wholesale Club*                  7,000             269
   Wal-Mart Stores                      20,000           1,063
                                                       -------
                                                         1,332
                                                       -------

[Graphic of Marble block Omitted]

STATEMENT OF NET ASSETS


BALANCED FUND (CONTINUED)

-------------------------------------------------------------------------------
DESCRIPTION                   SHARES/PAR (000)     VALUE (000)
-------------------------------------------------------------------------------
SEMI-CONDUCTORS/INSTRUMENTS--4.1%
   Intel                                38,000         $ 1,142
   Texas Instruments                    28,000           1,327
                                                       -------
                                                         2,469
                                                       -------
SOFTWARE & PROGRAMMING--0.7%
   Microsoft*                            9,000             390
                                                       -------
TELEPHONES & TELECOMMUNICATIONS--1.7%
   Avaya*                                2,250              23
   Lucent Technologies                  27,000             365
   Nortel Networks                      14,000             449
   WorldCom*                            15,000             211
                                                       -------
                                                         1,048
                                                       -------
Total Common Stocks
   (Cost $28,923)                                       39,805
                                                       -------

U.S. TREASURY OBLIGATIONS--6.8%
   U.S. Treasury Notes
     6.750%, 05/15/05                   $1,500           1,597
     6.500%, 02/15/10                    1,000           1,094
     6.125%, 08/31/02                    1,000           1,013
     6.125%, 12/31/01                      400             402
                                                       -------
Total U.S. Treasury Obligations
   (Cost $3,941)                                         4,106
                                                       -------

U.S. GOVERNMENT AGENCY OBLIGATIONS--5.7%
   Federal Farm Credit Bank, MTN
     6.000%, 01/07/08                    1,000           1,005
   Federal Home Loan Bank
     8.000%, 08/19/14                      800             800
   Federal Home Loan Mortgage
     6.704%, 01/09/07                      500             522
   Federal National Mortgage Association
     7.125%, 03/15/07                    1,000           1,067
                                                       -------
Total U.S. Government Agency Obligations
   (Cost $3,303)                                         3,394
                                                       -------

CORPORATE BONDS--19.9%
AEROSPACE/DEFENSE EQUIPMENT--1.7%
   United Technologies
     6.500%, 06/01/09                    1,000           1,009
                                                       -------
BANKS--0.9%
   Bank One
     7.125%, 05/15/07                      500             511
                                                       -------
COMPUTERS & SERVICES--1.8%
   International Business Machines
     7.500%, 06/15/13                    1,000           1,074
                                                       -------

-------------------------------------------------------------------------------
Description                   Par (000)/Shares     Value (000)
-------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES--2.5%
   Bear Stearns
     6.625%, 10/01/04                   $  800         $   793
   Goldman Sachs Group
     6.650%, 05/15/09                      750             732
                                                       -------
                                                         1,525
                                                       -------
DIVERSIFIED MANUFACTURING--1.6%
   Tyco International Group
     6.125%, 01/15/09                    1,000             958
                                                       -------
FOOD, BEVERAGE & TOBACCO--1.7%
   PepsiCo, MTN (A)
     6.250%, 03/04/08                    1,000             993
                                                       -------
MULTIMEDIA--1.6%
   Walt Disney, MTN
     5.800%, 10/27/08                    1,000             966
                                                       -------
PETROLEUM & FUEL PRODUCTS--1.7%
   Amoco
     6.250%, 10/15/04                    1,000           1,015
                                                       -------
RAILROADS--1.6%
   Norfolk Southern Railway, Ser I
     5.950%, 04/01/08                    1,000             962
                                                       -------
RESTAURANTS--1.7%
   McDonald's, Ser E, MTN
     6.500%, 08/01/07                    1,000           1,015
                                                       -------
TELEPHONES & TELECOMMUNICATIONS--3.1%
   GTE California, Ser G
     5.500%, 01/15/09                    1,000             916
   Verizon Communications
     6.460%, 04/15/08                    1,000             974
                                                       -------
                                                         1,890
                                                       -------
Total Corporate Bonds
   (Cost $11,755)                                       11,918
                                                       -------

CERTIFICATES OF DEPOSIT--0.6%
   National City Bank Cleveland
     7.100%, 09/25/12                      400             390
                                                       -------
Total Certificates of Deposit
   (Cost $400)                                             390
                                                       -------

OTHER INVESTMENT COMPANIES--0.4%
   SEI Liquid Asset Trust--
     Government Fund                   223,311             223
                                                       -------
Total Other Investment Companies
   (Cost $223)                                             223
                                                       -------
Total Investments--99.7%
   (Cost $48,545)                                       59,836
                                                       -------
OTHER ASSETS AND LIABILITIES, NET--0.3%                    180
                                                       -------

                                                          [Pillar Logo Omitted]
                                                              DECEMBER 31, 2000

-------------------------------------------------------------------------------
DESCRIPTION                                SHARES   VALUE (000)
-------------------------------------------------------------------------------
NET ASSETS:
   Portfolio Shares of Class I (unlimited
authorization -- no par value) based
     on 1,570,683 outstanding shares of
     beneficial interest                               $12,527
   Portfolio Shares of Class A (unlimited
authorization -- no par value) based
     on 614,012 outstanding shares of
     beneficial interest                                 5,797
   Portfolio Shares of Class B (unlimited
authorization -- no par value) based
     on 2,337,981 outstanding shares of
     beneficial interest                                30,838
   Accumulated net realized loss on investments           (437)
   Net unrealized appreciation on investments           11,291
                                                       -------
Total Net Assets--100.0%                               $60,016
                                                       =======
Net Asset Value, Offering and Redemption
   Price Per Share -- Class I                           $13.31
                                                       =======
Net Asset Value, Offering and Redemption
   Price Per Share -- Class A                           $13.32
                                                       =======
Maximum Public Offering
   Price Per Share -- Class A ($13.32 / 94.5%)          $14.10
                                                       =======
Net Asset Value, Offering and Redemption
   Price Per Share -- Class B (1)                       $13.23
                                                       =======
*NON-INCOME PRODUCING SECURITY
(1) CLASS B HAS A CONTINGENT DEFERRED SALES CHARGE.
(A) STEP BOND -- THE RATE REFLECTED ON THE STATEMENT OF NET ASSETS IS THE EFFECTIVE YIELD ON DECEMBER 31, 2000. THE COUPON ON A STEP BOND CHANGES ON A SPECIFIC DATE.
ADR -- AMERICAN DEPOSITARY RECEIPT
LTD. -- LIMITED
MTN -- MEDIUM TERM NOTE
SER -- SERIES
THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

EQUITY INCOME FUND
-------------------------------------------------------------------------------
COMMON STOCKS--86.0%
AEROSPACE/DEFENSE EQUIPMENT--3.2%
   United Technologies                  40,000           3,145
                                                       -------
AUTOMOTIVE--1.2%
   Ford Motor                           50,000           1,172
                                                       -------
BANKS--8.4%
   Bank of America                      30,000           1,376
   Bank of New York                     70,000           3,863
   Chase Manhattan                      42,000           1,908
   Citigroup                            20,000           1,021
                                                       -------
                                                         8,168
                                                       -------

-------------------------------------------------------------------------------
DESCRIPTION                              SHARES    VALUE (000)
-------------------------------------------------------------------------------
BUILDING & CONSTRUCTION PRODUCTS--0.3%
   Masco                                13,000         $   334
                                                       -------
CHEMICALS--2.2%
   Dow Chemical                         20,000             732
   PPG Industries                       30,000           1,389
                                                       -------
                                                         2,121
                                                       -------
COMMERCIAL SERVICES--1.3%
   Vivendi Universal ADR                20,000           1,306
                                                       -------
COSMETICS & TOILETRIES--2.9%
   Kimberly-Clark                       40,000           2,828
                                                       -------
DIVERSIFIED FINANCIAL SERVICES--5.8%
   Fannie Mae                           15,000           1,301
   Household International              50,000           2,750
   JP Morgan                            10,000           1,655
                                                       -------
                                                         5,706
                                                       -------
DIVERSIFIED MANUFACTURING--6.6%
   General Electric                    100,000           4,794
   Textron                              35,000           1,627
                                                       -------
                                                         6,421
                                                       -------
GAS/NATURAL GAS--6.8%
   Enron                                50,000           4,156
   KeySpan                              15,000             636
   Williams                             45,000           1,797
                                                       -------
                                                         6,589
                                                       -------
INSURANCE--12.7%
   American General                     27,000           2,201
   American International Group         37,500           3,696
   Lincoln National                     50,000           2,366
   Marsh & McLennan                     35,000           4,095
                                                       -------
                                                        12,358
                                                       -------
MACHINERY--0.7%
   Caterpillar                          15,000             710
                                                       -------
MEDICAL PRODUCTS & SERVICES--2.7%
   Baxter International                 30,000           2,649
                                                       -------
MULTIMEDIA--3.3%
   McGraw-Hill                          55,000           3,224
                                                       -------
PETROLEUM REFINING--7.7%
   BP Amoco ADR                         50,000           2,394
   Chevron                              20,000           1,689
   Exxon Mobil                          39,000           3,391
                                                       -------
                                                         7,474
                                                       -------
PHARMACEUTICALS--12.7%
   American Home Products               30,000           1,907
   Bristol-Myers Squibb                 35,000           2,588

[Graphic of Marble block Omitted]

STATEMENT OF NET ASSETS


EQUITY INCOME FUND (CONTINUED)

-------------------------------------------------------------------------------
Description                             Shares     Value (000)
--------------------------------------------------------------------------------
   Glaxosmithkline ADR*                 30,726         $ 1,721
   Merck                                25,000           2,341
   Pfizer                               45,000           2,070
   Pharmacia                            29,750           1,815
                                                       -------
                                                        12,442
                                                       -------
RETAIL--1.3%
   Limited                              75,000           1,280
                                                       -------
TELEPHONES & TELECOMMUNICATIONS--5.4%
   BellSouth                            55,000           2,252
   Verizon Communications*              35,000           1,754
   Vodafone Group ADR                   35,000           1,253
                                                       -------
                                                         5,259
                                                       -------
TOYS--0.8%
   Mattel                               55,000             794
                                                       -------
Total Common Stocks
   (Cost $50,501)                                       83,980
                                                       -------

CONVERTIBLE PREFERRED STOCKS--3.9%
   El Paso Energy Capital Trust I       30,000           2,670
   Newell Financial Trust I             35,000           1,133
                                                       -------
Total Convertible Preferred Stocks
   (Cost $3,292)                                         3,803
                                                       -------

OTHER INVESTMENT COMPANIES--8.8%
   Estee Lauder TRACES                  17,000           1,412
   Readers Digest TRACES                45,000           1,567
   SEI Liquid Asset Trust --
     Government Fund                 1,106,396           1,106
   SEI Liquid Asset Trust --
     Prime Obligation Fund           4,485,994           4,486
                                                       -------
Total Other Investment Companies
   (Cost $8,128)                                         8,571
                                                       -------
Total Investments--98.7%
   (Cost $61,921)                                       96,354
                                                       -------
OTHER ASSETS AND LIABILITIES, NET--1.3%                  1,253
                                                       -------
--------------------------------------------------------------------------------
DESCRIPTION                             SHARES     VALUE (000)
--------------------------------------------------------------------------------
NET ASSETS:
   Portfolio Shares of Class I (unlimited
     authorization -- no par value) based
     on 4,648,124 outstanding shares of
     beneficial interest                               $37,851
   Portfolio Shares of Class A (unlimited
     authorization -- no par value) based
     on 844,825 outstanding shares of
     beneficial interest                                 9,714
   Portfolio Shares of Class B (unlimited
     authorization -- no par value) based
     on 1,076,304 outstanding shares of
     beneficial interest                                15,492
   Accumulated net realized gain on investments            117
   Net unrealized appreciation on investments           34,433
                                                       -------
Total Net Assets--100.0%                               $97,607
                                                       =======
Net Asset Value, Offering and Redemption
   Price Per Share -- Class I                           $14.86
                                                       =======
Net Asset Value, Offering and Redemption
   Price Per Share -- Class A                           $14.89
                                                       =======
Maximum Public Offering
   Price Per Share -- Class A ($14.89 / 94.5%)          $15.76
                                                       =======
Net Asset Value, Offering and Redemption
   Price Per Share -- Class B (1)                       $14.81
                                                       =======
*NON-INCOME PRODUCING SECURITY
(1) CLASS B HAS A CONTINGENT DEFERRED SALES CHARGE.
ADR -- AMERICAN DEPOSITARY RECEIPT
TRACES -- TRUST AUTOMATIC COMMON EXCHANGE SECURITIES
THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


EQUITY INDEX FUND
-------------------------------------------------------------------------------
MUTUAL FUNDS--100.3%
   SEI S&P 500 Index Fund--
     Class E                           835,855         $34,145
                                                       -------
Total Mutual Funds
   (Cost $33,916)                                       34,145
                                                       -------
Total Investments--100.3% (Cost $33,916)                34,145
                                                       -------
OTHER ASSETS AND LIABILITIES, NET--(0.3%)                 (110)
                                                       -------




48
      L

                                                          [Pillar Logo Omitted]
                                                             DECEMBER 31, 2000

-------------------------------------------------------------------------------
DESCRIPTION                             SHARES     VALUE (000)
-------------------------------------------------------------------------------
NET ASSETS:
   Portfolio Shares of Class I (unlimited
     authorization -- no par value) based
     on 703,544 outstanding shares of
     beneficial interest                               $ 9,179
   Portfolio Shares of Class A (unlimited
     authorization -- no par value) based
     on 141,751 outstanding shares of
     beneficial interest                                 1,756
   Portfolio Shares of Class B (unlimited
     authorization -- no par value) based
     on 1,854,426 outstanding shares of
     beneficial interest                                23,044
   Accumulated net investment loss                         (10)
   Accumulated net realized loss on investments           (163)
   Net unrealized appreciation on investments              229
                                                       -------
Total Net Assets--100.0%                               $34,035
                                                       =======
Net Asset Value, Offering and Redemption
   Price Per Share -- Class I                           $12.84
                                                       =======
Net Asset Value, Offering and Redemption
   Price Per Share -- Class A                           $12.68
                                                       =======
Maximum Public Offering
   Price Per Share -- Class A ($12.68 / 94.5%)          $13.42
                                                       =======
Net Asset Value, Offering and Redemption
   Price Per Share -- Class B (1)                       $12.51
                                                       =======

(1) CLASS B HAS A CONTINGENT DEFERRED SALES CHARGE.
THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


EQUITY VALUE FUND
--------------------------------------------------------------------------------
COMMON STOCKS--99.4%
AEROSPACE/DEFENSE EQUIPMENT--2.4%
   United Technologies                  90,000         $ 7,076
                                                       -------
BANKS--9.9%
   Bank of America                      70,000           3,211
   Bank of New York                    150,000           8,278
   Chase Manhattan                      90,000           4,089
   Citigroup                           165,000           8,425
   Wells Fargo*                         85,000           4,733
                                                       -------
                                                        28,736
                                                       -------
BUILDING & CONSTRUCTION PRODUCTS--1.1%
   Masco                               130,000           3,339
                                                       -------
COMPUTERS & SERVICES--4.6%
   Electronic Data Systems              70,000           4,042
   Hewlett-Packard                     160,000           5,050
   International Business Machines      50,000           4,250
                                                       -------
                                                        13,342
                                                       -------
-------------------------------------------------------------------------------
DESCRIPTION                             SHARES     VALUE (000)
-------------------------------------------------------------------------------
COSMETICS & TOILETRIES--4.5%
   Colgate-Palmolive                   110,000         $ 7,100
   Kimberly-Clark                       85,000           6,009
                                                       -------
                                                        13,109
                                                       -------
DIVERSIFIED FINANCIAL SERVICES--5.0%
   American Express                    130,000           7,142
   JP Morgan                            45,000           7,448
                                                       -------
                                                        14,590
                                                       -------
DIVERSIFIED MANUFACTURING--6.8%
   General Electric                    190,000           9,108
   Minnesota Mining & Manufacturing     60,000           7,230
   Textron                              70,000           3,255
                                                       -------
                                                        19,593
                                                       -------
ELECTRICAL PRODUCTS & SERVICES--3.6%
   Emerson Electric                     70,000           5,517
   FPL Group                            70,000           5,023
                                                       -------
                                                        10,540
                                                       -------
FOOD, BEVERAGE & TOBACCO--5.0%
   PepsiCo                             110,000           5,452
   Sara Lee                            160,000           3,930
   Unilever ADR                         80,000           5,035
                                                       -------
                                                        14,417
                                                       -------
GAS/NATURAL GAS--3.6%
   Enron                               125,000          10,391
                                                       -------
INSURANCE--3.4%
   American International Group        100,000           9,856
                                                       -------
MEDICAL PRODUCTS & SERVICES--2.0%
   Johnson & Johnson                    55,000           5,778
                                                       -------
MISCELLANEOUS ELECTRONIC COMPONENTS--0.8%
   CTS                                  65,000           2,368
                                                       -------
MULTIMEDIA--5.1%
   Gannett                              80,000           5,045
   Time Warner                         115,000           6,008
   Walt Disney                         135,000           3,907
                                                       -------
                                                        14,960
                                                       -------
PETROLEUM & FUEL PRODUCTS--1.8%
   Schlumberger Ltd.                    65,000           5,196
                                                       -------
PETROLEUM REFINING--8.2%
   BP Amoco ADR                        100,000           4,788
   Exxon Mobil                         105,000           9,128
   Royal Dutch Petroleum ADR            90,000           5,451
   USX-Marathon Group                  120,000           3,330
   Valero Energy                        30,000           1,116
                                                       -------
                                                        23,813
                                                       -------

[Graphic of Marble block Omitted]

STATEMENT OF NET ASSETS


EQUITY VALUE FUND  (CONTINUED)

-------------------------------------------------------------------------------
DESCRIPTION                             SHARES     VALUE (000)
-------------------------------------------------------------------------------
PHARMACEUTICALS--13.8%
   Bristol-Myers Squibb                100,000         $ 7,394
   Glaxosmithkline ADR*                197,420          11,056
   Merck                                95,000           8,894
   Pfizer                              180,000           8,280
   Schering-Plough                      80,000           4,540
                                                       -------
                                                        40,164
                                                       -------
RAILROADS--2.2%
   Burlington Northern Santa Fe        120,000           3,398
   Union Pacific                        60,000           3,045
                                                       -------
                                                         6,443
                                                       -------
RETAIL--1.9%
   Target                              170,000           5,483
                                                       -------
SEMI-CONDUCTORS/INSTRUMENTS--3.0%
   Intel                               190,000           5,712
   Texas Instruments                    65,000           3,079
                                                       -------
                                                         8,791
                                                       -------
SOFTWARE & PROGRAMMING--1.6%
   Microsoft*                          100,000           4,337
                                                       -------
TELEPHONES & TELECOMMUNICATIONS--6.4%
   Alltel                               75,000           4,683
   BellSouth                           140,000           5,731
   Lucent Technologies                 155,000           2,093
   SBC Communications                  130,000           6,208
                                                       -------
                                                        18,715
                                                       -------
WIRELESS EQUIPMENT--2.7%
   Motorola                            210,000           4,252
   Palm*                               130,000           3,681
                                                       -------
                                                         7,933
                                                       -------
Total Common Stocks
   (Cost $191,131)                                     288,970
                                                       -------

OTHER INVESTMENT COMPANIES--0.4%
   SEI Liquid Asset Trust --
     Government Fund                 1,188,209           1,188
   SEI Liquid Asset Trust --
     Treasury Fund                      51,156              51
                                                       -------
Total Other Investment Companies
   (Cost $1,239)                                         1,239
                                                       -------
Total Investments--99.8%
   (Cost $192,370)                                     290,209
                                                       -------
OTHER ASSETS AND LIABILITIES, NET--0.2%                    494
                                                       -------
-------------------------------------------------------------------------------
DESCRIPTION                             SHARES     VALUE (000)
-------------------------------------------------------------------------------
NET ASSETS:
   Portfolio Shares of Class I (unlimited
     authorization -- no par value) based
     on 14,700,377 outstanding shares of
     beneficial interest                              $149,591
   Portfolio Shares of Class A (unlimited
     authorization -- no par value) based
     on 1,021,292 outstanding shares of
     beneficial interest                                11,942
   Portfolio Shares of Class B (unlimited
     authorization -- no par value) based
     on 2,102,539 outstanding shares of
     beneficial interest                                32,439
   Distributions in excess of net
     investment income                                      (1)
   Accumulated net realized loss on investments         (1,107)
   Net unrealized appreciation on investments           97,839
                                                      --------
Total Net Assets--100.0%                              $290,703
                                                      ========
Net Asset Value, Offering and Redemption
   Price Per Share -- Class I                           $16.34
                                                      ========
Net Asset Value, Offering and Redemption
   Price Per Share -- Class A                           $16.32
                                                      ========
Maximum Public Offering
   Price Per Share -- Class A ($16.32 / 94.5%)          $17.27
                                                      ========
Net Asset Value, Offering and Redemption
   Price Per Share -- Class B (1)                       $16.06
                                                      ========
*NON-INCOME PRODUCING SECURITY
(1) CLASS B HAS A CONTINGENT DEFERRED SALES CHARGE.
ADR -- AMERICAN DEPOSITARY RECEIPT
LTD. -- LIMITED
THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


EQUITY GROWTH FUND
------------------------------------------------------------------------------
COMMON STOCKS--91.3%
BANKS--9.1%
   Citigroup                           166,666        $  8,510
   Mellon Financial                    159,000           7,821
   Northern Trust                      148,000          12,071
                                                      --------
                                                        28,402
                                                      --------
BROADCASTING, NEWSPAPERS & ADVERTISING--0.0%
   Omnicom Group                         1,000              83
   Univision Communications, Cl A*       1,000              41
                                                      --------
                                                           124
                                                      --------

                                                          [Pillar Logo Omitted]
                                                              DECEMBER 31, 2000

-------------------------------------------------------------------------------
DESCRIPTION                           SHARES       VALUE (000)
-------------------------------------------------------------------------------

COMMUNICATIONS EQUIPMENT--4.2%
   Network Appliance*                    1,000        $     64
   Nokia OYJ ADR                       300,000          13,050
   Qualcomm*                             1,000              82
                                                      --------
                                                        13,196
                                                      --------
COMPUTERS & SERVICES--10.1%
   Cisco Systems*                      230,000           8,797
   EMC-Mass*                           270,000          17,955
   Sun Microsystems*                   170,000           4,739
                                                      --------
                                                        31,491
                                                      --------
DIVERSIFIED FINANCIAL SERVICES--4.7%
   Freddie Mac                         102,083           7,031
   Morgan Stanley Dean Witter           97,000           7,687
                                                      --------
                                                        14,718
                                                      --------
DIVERSIFIED MANUFACTURING--7.8%
   General Electric                    261,000          12,512
   Tyco International Ltd.             210,000          11,655
                                                      --------
                                                        24,167
                                                      --------
ELECTRICAL PRODUCTS & SERVICES--2.4%
   AES*                                133,000           7,365
                                                      --------
GAS/NATURAL GAS--5.8%
   Enron                               215,000          17,872
                                                      --------
INSURANCE--5.2%
   American International Group        163,405          16,106
                                                      --------
INTERNET--0.8%
   America Online*                      60,000           2,088
   Yahoo*                               10,000             301
                                                      --------
                                                         2,389
                                                      --------
MEDICAL/BIOMEDICAL--1.2%
   Amgen                                60,000           3,836
                                                      --------
MEDICAL PRODUCTS & SERVICES--1.9%
   Johnson & Johnson                    55,000           5,778
                                                      --------
MISCELLANEOUS BUSINESS SERVICES--3.3%
   Automatic Data Processing           160,000          10,130
                                                      --------
MISCELLANEOUS ELECTRONIC COMPONENTS--2.0%
   Sanmina*                             82,000           6,283
                                                      --------
MOTORCYCLES--1.4%
   Harley-Davidson                     110,000           4,373
                                                      --------
PHARMACEUTICALS--10.8%
   Bristol-Myers Squibb                  1,000              74
   Elan ADR*                           165,000           7,724
   Merck                                80,000           7,490

-------------------------------------------------------------------------------
DESCRIPTION                  SHARES/PAR (000)      VALUE (000)
-------------------------------------------------------------------------------
   Pfizer                              172,500        $  7,935
   Pharmacia                           135,000           8,235
   Schering-Plough                      35,800           2,032
                                                      --------
                                                        33,490
                                                      --------
RETAIL--7.6%
   Bed Bath & Beyond*                  316,000           7,071
   Best Buy*                             8,000             237
   Dollar Tree Stores*                 142,500           3,491
   Gap                                   1,000              26
   Home Depot                          130,000           5,939
   Kohls*                               80,000           4,880
   Staples*                            165,000           1,949
                                                      --------
                                                        23,593
                                                      --------
SEMI-CONDUCTORS/INSTRUMENTS--7.3%
   Broadcom, Cl A*                       3,000             252
   Intel                               156,000           4,690
   JDS Uniphase*                         5,000             208
   Texas Instruments                   177,000           8,385
   Xilinx*                             200,000           9,225
                                                      --------
                                                        22,760
                                                      --------
SOFTWARE & PROGRAMMING--3.5%
   Adobe Systems                        46,000           2,677
   Check Point Software Technologies*    2,000             267
   Microsoft*                           28,000           1,214
   Oracle*                              10,000             291
   Siebel Systems*                      26,500           1,792
   Veritas Software*                    52,000           4,550
                                                      --------
                                                        10,791
                                                      --------
TELEPHONES & TELECOMMUNICATIONS--2.2%
   Comverse Technology*                 22,000           2,390
   Juniper Networks*                     1,000             126
   Lucent Technologies                   1,000              14
   Nortel Networks                      50,000           1,603
   Tellabs*                             46,000           2,599
   WorldCom*                             1,000              14
                                                      --------
                                                         6,746
                                                      --------
Total Common Stocks
   (Cost $194,956)                                     283,610
                                                      --------

U.S. TREASURY OBLIGATIONS--3.2%
   U.S. Treasury Bills (A)
     5.050%, 01/18/01                  $ 5,000           4,988
     5.120%, 01/25/01                    5,000           4,982
                                                      --------
Total U.S. Treasury Obligations
   (Cost $9,971)                                         9,970
                                                      --------

[Graphic of Marble block Omitted]

STATEMENT OF NET ASSETS

EQUITY GROWTH FUND  (CONTINUED)

-------------------------------------------------------------------------------
DESCRIPTION                           SHARES       VALUE (000)
-------------------------------------------------------------------------------
OTHER INVESTMENT COMPANIES--5.4%
   AIM Short-Term Prime
     Obligation Portfolio            8,250,431        $  8,250
   Diamonds Trust Series I              79,000           8,436
                                                      --------
Total Other Investment Companies
   (Cost $16,686)                                       16,686
                                                      --------

OPTIONS--0.0%
   Microsoft January 2001, 60 Calls        800               5
                                                      --------
Total Options
   (Cost $1,419)                                             5
                                                      --------
Total Investments--99.9%
   (Cost $223,032)                                     310,271
                                                      --------
OTHER ASSETS AND LIABILITIES, NET--0.1%                    238
                                                      --------

NET ASSETS:
   Portfolio Shares of Class I (unlimited
     authorization -- no par value) based
     on 22,952,719 outstanding shares of
     beneficial interest                               205,417
   Portfolio Shares of Class A (unlimited
     authorization -- no par value) based
     on 708,520 outstanding shares of
     beneficial interest                                 8,665
   Portfolio Shares of Class B (unlimited
     authorization -- no par value) based
     on 4,015,103 outstanding shares of
     beneficial interest                                52,099
   Accumulated net investment loss                          (8)
   Accumulated net realized loss on investments        (42,903)
   Net unrealized appreciation on investments           87,239
                                                      --------
Total Net Assets--100.0%                              $310,509
                                                      ========
Net Asset Value, Offering and Redemption
   Price Per Share -- Class I                           $11.30
                                                      ========
Net Asset Value, Offering and Redemption
   Price Per Share -- Class A                           $11.11
                                                      ========
Maximum Public Offering Price Per Share--
   Class A ($11.11 / 94.5%)                             $11.76
                                                      ========
Net Asset Value, Offering and Redemption
   Price Per Share -- Class B (1)                       $10.76
                                                      ========

* NON-INCOME PRODUCING SECURITY
(1) CLASS B HAS A CONTINGENT DEFERRED SALES CHARGE.
(A) THE RATE REFLECTED ON THE STATEMENT OF NET ASSETS REFLECTS THE SECURITY'S DISCOUNT RATE AT TIME OF PURCHASE.
ADR -- AMERICAN DEPOSITARY RECEIPT
CL -- CLASS


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


MID CAP VALUE FUND

-------------------------------------------------------------------------------
DESCRIPTION                            SHARES      VALUE (000)
-------------------------------------------------------------------------------
COMMON STOCKS--88.3%
APPAREL/TEXTILES--1.7%
   Cintas                                2,800          $  149
                                                        ------
BANKS--5.3%
   Charter One Financial                 4,200             121
   Compass Bancshares                    5,500             131
   Marshall & Ilsley                     4,000             203
                                                        ------
                                                           455
                                                        ------
BROADCASTING, NEWSPAPERS & ADVERTISING--2.5%
   Hispanic Broadcasting*                1,900              48
   Univision Communications, Cl A*       4,000             164
                                                        ------
                                                           212
                                                        ------
BUILDING & CONSTRUCTION PRODUCTS--1.2%
   American Standard*                    2,000              99
                                                        ------
COMMERCIAL SERVICES--4.7%
   Concord EFS*                          5,100             224
   Convergys*                            4,000             181
                                                        ------
                                                           405
                                                        ------
DIVERSIFIED FINANCIAL SERVICES--2.6%
   Waddell & Reed Financial, Cl A        5,900             222
                                                        ------
ELECTRICAL PRODUCTS & SERVICES--1.9%
   Calpine*                              3,600             162
                                                        ------
FOOD, BEVERAGE & TOBACCO--2.8%
   Suiza Foods*                          5,000             240
                                                        ------
GAS/NATURAL GAS--4.8%
   BJ Services*                          3,100             214
   Dynegy, Cl A                          3,600             202
                                                        ------
                                                           416
                                                        ------
INSURANCE--2.6%
   AMBAC Financial Group                 3,750             219
                                                        ------
MACHINERY--0.8%
   Weatherford International*            1,500              71
                                                        ------
MEDICAL/BIOMEDICAL--6.9%
   Chiron*                               8,000             356
   Millennium Pharmaceuticals*           3,800             235
                                                        ------
                                                           591
                                                        ------
MEDICAL PRODUCTS & SERVICES--6.0%
   Biomet                                7,980             317
   Stryker                               4,000             202
                                                        ------
                                                           519
                                                        ------
MISCELLANEOUS BUSINESS SERVICES--2.3%
   Comdisco                                500               6
   Fiserv*                               4,000             190
                                                        ------
                                                           196
                                                        ------

                                                           [Pillar Logo Omitted]
                                                              DECEMBER 31, 2000

-------------------------------------------------------------------------------
DESCRIPTION                            SHARES      VALUE (000)
-------------------------------------------------------------------------------
MISCELLANEOUS CONSUMER SERVICES--2.5%
   Robert Half International*            8,000          $  212
                                                        ------
MISCELLANEOUS ELECTRONIC COMPONENTS--5.8%
   American Power Conversion*           10,250             127
   Jabil Circuit*                        3,000              76
   Sanmina*                              3,900             299
                                                        ------
                                                           502
                                                        ------
MOTORCYCLES--2.8%
   Harley-Davidson                       6,000             239
                                                        ------
PETROLEUM & FUEL PRODUCTS--0.0%
   Ensco International                     100               3
                                                        ------
PHARMACEUTICALS--2.2%
   Forest Laboratories*                    250              33
   Medimmune*                            3,200             153
                                                        ------
                                                           186
                                                        ------
PRINTING & PUBLISHING--2.4%
   Scholastic*                           2,300             204
                                                        ------
RETAIL--8.4%
   BJ's Wholesale Club*                  5,400             207
   CDW Computer Centers*                 1,500              42
   Dollar Tree Stores*                   3,400              83
   Starbucks*                            4,500             199
   Tiffany                               6,000             190
                                                        ------
                                                           721
                                                        ------
SCHOOLS--3.2%
   Apollo Group, Cl A*                   1,000              49
   DeVry*                                6,000             227
                                                        ------
                                                           276
                                                        ------
SEMI-CONDUCTORS/INSTRUMENTS--6.4%
   Altera*                                 200               5
   Analog Devices*                       3,600             184
   Atmel*                                5,000              58
   C-Cube Microsystems*                  4,000              49
   Maxim Integrated Products*              200              10
   Vitesse Semiconductor*                2,000             111
   Xilinx*                               2,800             129
                                                        ------
                                                           546
                                                        ------
SOFTWARE & PROGRAMMING--3.9%
   Macromedia*                           1,900             115
   Rational Software*                    3,100             121
   Siebel Systems*                         575              39
   Veritas Software*                       700              61
                                                        ------
                                                           336
                                                        ------
-------------------------------------------------------------------------------
DESCRIPTION                   SHARES/PAR (000)     VALUE (000)
-------------------------------------------------------------------------------
TELEPHONES & TELECOMMUNICATIONS--4.6%
   ADC Telecommunications*              14,400          $  261
   Broadwing*                            6,000             137
                                                        ------
                                                           398
                                                        ------
Total Common Stocks
   (Cost $5,743)                                         7,579
                                                        ------

U.S. TREASURY OBLIGATION--3.5%
   U.S. Treasury Bills (A)
     5.000%, 02/08/01                 $    300             298
                                                        ------
Total U.S. Treasury Obligation
   (Cost $298)                                             298
                                                        ------

OTHER INVESTMENT COMPANIES--8.3%
   SEI Liquid Asset Trust --
     Government Fund                   146,259             146
   SEI Liquid Asset Trust --
     Treasury Fund                     285,070             285
   Standard and Poor's
     Midcap 400 Index                    3,000             283
                                                        ------
Total Other Investment Companies
   (Cost $711)                                             714
                                                        ------
Total Investments--100.1%
   (Cost $6,752)                                         8,591
                                                        ------
OTHER ASSETS AND LIABILITIES, NET--(0.1%)                   (6)
                                                        ------

NET ASSETS:
   Portfolio Shares
     (unlimited authorization -- no par value)
     based on 812,586 outstanding shares of
     beneficial interest                                 6,445
   Accumulated net realized gain on investments            301
   Net unrealized appreciation on investments            1,839
                                                        ------
Total Net Assets--100.0%                                $8,585
                                                        ======
Net Asset Value, Offering and Redemption
   Price Per Share                                      $10.57
                                                        ======
* NON-INCOME PRODUCING SECURITY
(A) THE RATE REPORTED ON THE STATEMENT OF NET ASSETS REPRESENTS THE SECURITY'S DISCOUNT RATE AT PURCHASE.
CL -- CLASS
THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

[Graphic of Marble block Omitted]

STATEMENT OF NET ASSETS


INTERNATIONAL EQUITY FUND

-------------------------------------------------------------------------------
DESCRIPTION                             SHARES     VALUE (000)
-------------------------------------------------------------------------------
FOREIGN COMMON STOCKS--95.3%
AUSTRALIA--3.8%
   Computershare Ltd.                   60,000          $  288
   Macquarie Bank Ltd.                  17,100             274
   PowerLan Ltd.*                        7,800               4
   Westfield Holdings Ltd.              62,300             466
   Woodside Petroleum Ltd.              62,600             513
                                                        ------
                                                         1,545
                                                        ------
DENMARK--2.5%
   H. Lundbeck                           2,600             255
   Novo-Nordisk, Cl B                    1,500             269
   Vestas Wind Systems                   8,900             481
                                                        ------
                                                         1,005
                                                        ------
FINLAND--3.3%
   Hartwall OY                          12,500             241
   Nokia ADR                            20,700             900
   Sonera OYJ                            9,600             174
                                                        ------
                                                         1,315
                                                        ------
FRANCE--10.2%
   Altran Technologies                   2,800             634
   AXA                                   4,300             622
   Compagnie Generale D'Industrielle
     et de Participations                7,844             372
   Dassault Systemes                     3,150             216
   Hermes International                  2,010             285
   L'OREAL                               3,500             300
   Publicis Groupe                       8,200             277
   Societe Generale, Cl A                6,000             373
   Suez Lyonnaise des Eaux               2,280             416
   TotalFinaElf                          4,269             635
                                                        ------
                                                         4,130
                                                        ------
GERMANY--5.0%
   Allianz                               1,300             489
   Bayer                                 8,000             421
   Bayerische Motoren Werke              7,900             258
   Epcos*                                4,000             349
   Muenchener Rueckversicherungs         1,450             517
                                                        ------
                                                         2,034
                                                        ------
HONG KONG--1.2%
   DAH Sing Financial                   39,200             211
   Hutchison Whampoa                    22,000             274
                                                        ------
                                                           485
                                                        ------
IRELAND--2.2%
   Allied Irish Banks                   22,972             267
   CRH                                   6,000             112
   Elan ADR*                            10,800             505
                                                        ------
                                                           884
                                                        ------

-------------------------------------------------------------------------------
DESCRIPTION                            SHARES      VALUE (000)
-------------------------------------------------------------------------------
ITALY--5.0%
   ENI-Ente Nazionale Idrocarburi*      78,500          $  501
   Parmalat Finanziaria*               157,900             256
   Pininfarina*                         11,000             170
   Pirelli                             185,000             664
   TIM*                                 54,200             433
                                                        ------
                                                         2,024
                                                        ------
JAPAN--16.5%
   Benesse                               3,300             123
   Eisai Ltd.                            9,000             315
   Fanuc                                 2,500             170
   Fuji Photo Film Ltd.                  2,000              84
   Fujitsu Support and Service           2,000             135
   Hoya                                  4,000             294
   KAO                                  13,000             378
   Murata Manufacturing Ltd.             4,000             469
   Nintendo Ltd.                         2,800             441
   Nippon Television Network               500             169
   NTT Docomo                               25             431
   Rohm Company Ltd.                     2,700             513
   Ryohin Keikaku Ltd.                   2,500              96
   Secom                                 5,500             359
   Seven - Eleven Japan                  5,000             285
   Shin-Etsu Chemical                   11,000             424
   Takeda Chemical Industries Ltd.      12,500             740
   TDK                                   2,400             234
   Terumo                                8,200             179
   Tokyo Broadcasting System            11,000             326
   Tokyo Electron Ltd.                   5,700             313
   Yasuda Fire & Marine Insurance       30,000             173
                                                        ------
                                                         6,651
                                                        ------
NETHERLANDS--7.6%
   Aegon                                20,120             834
   ASM Lithography Holding*              8,500             193
   Heineken                              8,300             502
   ING Groep                             4,350             347
   Koninklijke Philips Electronics      13,828             507
   Nutreco Holding                       4,300             228
   Unilever                              7,600             481
                                                        ------
                                                         3,092
                                                        ------
NORWAY--1.0%
   Tomra Systems                        19,800             384
                                                        ------
SINGAPORE--2.2%
   Datacraft Asia Ltd.*                 29,960             141
   DBS Group Holdings Ltd.              27,800             314
   Singapore Press Holdings             29,000             428
                                                        ------
                                                           883
                                                        ------

                                                          [Pillar Logo Omitted]
                                                              DECEMBER 31, 2000

-------------------------------------------------------------------------------
DESCRIPTION                             SHARES     VALUE (000)
-------------------------------------------------------------------------------
SPAIN--0.7%
   Telefonica*                          18,200         $   301
                                                       -------
SWEDEN--5.6%
   Assa Abloy, Cl B                     34,108             667
   Drott, Cl B                          23,700             327
   Investor, Cl B                       21,200             317
   Modern Times Group, Cl B*             8,200             217
   NetCom, Cl B*                         7,400             307
   Nordea                               58,300             442
                                                       -------
                                                         2,277
                                                       -------
SWITZERLAND--10.2%
   ABB Ltd.                              3,300             339
   Credit Suisse Group                   4,000             760
   Nestle                                  261             609
   PSP Swiss Property*                   3,000             289
   Rieter Holding                        1,200             365
   Roche Holding                           111           1,173
   Swiss Re                                240             575
                                                       -------
                                                         4,110
                                                       -------
UNITED KINGDOM--18.3%
   3I Group                             22,000             407
   Amvescap                             22,300             458
   AstraZeneca                          11,400             575
   Capita Group                         98,000             732
   CMG                                  30,900             413
   Glaxosmithkline                      16,000             452
   Granada Compass*                     56,500             615
   Hays                                 45,000             259
   HSBC Holdings                        36,700             542
   Logica                               17,200             450
   Provident Financial                  10,000             148
   Prudential                           25,000             402
   Royal Bank of Scotland Group         23,300             551
   Royal Bank of Scotland Group*         2,000              24
   Vodafone Group                      238,392             874
   WPP Group                            38,000             495
                                                       -------
                                                         7,397
                                                       -------
Total Foreign Common Stocks
   (Cost $36,643)                                       38,517
                                                       -------


FOREIGN PREFERRED STOCKS--0.6%
BRAZIL--0.6%
   CIA Vale do Rio Doce*                 2,000              --
   Prosieben SAT.1 Media                 8,400             248
                                                       -------
                                                           248
                                                       -------
Total Foreign Preferred Stocks
  (Cost $238)                                              248
                                                       -------

-------------------------------------------------------------------------------
DESCRIPTION                            SHARES      VALUE (000)
-------------------------------------------------------------------------------
FOREIGN WARRANTS--0.7%
   Credit Suisse Group*                275,000         $    73
   Roche Holding*                      175,000              89
   Siam Commercial*                        300              --
   Zurcher Kantonal-UBS*               175,000             119
                                                       -------
Total Foreign Warrants
   (Cost $419)                                             281
                                                       -------

OTHER INVESTMENT COMPANIES--1.6%
   Pharma Vision 2000*                     200             144
   UBOC Money Market
     Demand Deposit                    491,618             492
                                                       -------
Total Other Investment Companies
   (Cost $626)                                             636
                                                       -------
Total Investments--98.2%
   (Cost $37,926)                                       39,682
                                                       -------
OTHER ASSETS AND LIABILITIES, NET--1.8%                    743
                                                       -------

NET ASSETS:
   Portfolio Shares of Class I (unlimited
     authorization -- no par value) based
     on 2,798,608 outstanding shares of
     beneficial interest                                33,941
   Portfolio Shares of Class A (unlimited
     authorization -- no par value) based
     on 64,887 outstanding shares of
     beneficial interest                                   724
   Portfolio Shares of Class B (unlimited
     authorization -- no par value) based
     on 285,447 outstanding shares of
     beneficial interest                                 4,056
   Distributions in excess of net investment income       (238)
   Accumulated net realized loss on
     foreign currency transactions                        (211)
   Accumulated net realized loss on investments            (72)
   Net unrealized appreciation on investments            1,756
   Net unrealized appreciation on foreign currency
     and translation of other assets and liabilities
     denominated in foreign currency                       469
                                                       -------
Total Net Assets--100.0%                               $40,425
                                                       =======
Net Asset Value, Offering and Redemption
   Price Per Share -- Class I                           $12.88
                                                       =======
Net Asset Value, Offering and Redemption
   Price Per Share -- Class A                           $12.80
                                                       =======
Maximum Public Offering
   Price Per Share -- Class A ($12.80 / 94.5%)          $13.54
                                                       =======
Net Asset Value, Offering and Redemption
   Price Per Share -- Class B (1)                       $12.46
                                                       =======
* NON-INCOME PRODUCING SECURITY
(1) CLASS B HAS A CONTINGENT DEFERRED SALES CHARGE.
ADR -- AMERICAN DEPOSITARY RECEIPT
CL -- CLASS
LTD. -- LIMITED
FOR SECTOR DIVERSIFICATION SEE NOTE 14 IN NOTES TO FINANCIAL STATEMENTS. THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

[Graphic of marble block omitted]

STATEMENTS OF ASSETS AND LIABILITIES (000)
--------------------------------------------------------------------------------
DECEMBER 31, 2000

                                                                                ----------------------------------------------------

                                                                                       U.S. TREASURY               U.S. TREASURY
                                                                                        SECURITIES                  SECURITIES
                                                                                           MONEY                    PLUS MONEY
                                                                                          MARKET                      MARKET
                                                                                           FUND                        FUND
                                                                                ----------------------------------------------------
ASSETS:
   Investment securities, at cost                                                        $739,099                     $49,568
                                                                                ----------------------------------------------------
   Investment securities, at value                                                       $739,099                     $49,568
   Receivable for investment securities matured                                           190,000                      14,000
   Interest receivable                                                                     11,124                         825
   Receivable from advisor                                                                     --                          18
   Other assets                                                                                10                           1
                                                                                ----------------------------------------------------
   Total Assets                                                                           940,233                      64,412
                                                                                ----------------------------------------------------
LIABILITIES:
   Income distributions payable                                                             4,545                          30
   Payable to custodian                                                                     2,395                         136
   Payable for capital shares redeemed                                                      1,021                          --
   Accrued expenses                                                                           562                          38
                                                                                ----------------------------------------------------
   Total Liabilities                                                                        8,523                         204
                                                                                ----------------------------------------------------
NET ASSETS:
   Portfolio Shares of Class I (unlimited authorization -- no par value)
     based on 755,001,474 and 64,211,028 outstanding shares of
     beneficial interest, respectively                                                    755,001                      64,211
   Portfolio Shares of Class A (unlimited authorization -- no par value)
     based on 176,746,861 and 0 outstanding shares of beneficial
     interest, respectively                                                               176,747                          --
   Undistributed net investment income (loss)                                                 (28)                         15
   Accumulated net realized loss on investments                                               (10)                        (18)
                                                                                ----------------------------------------------------
   Total Net Assets                                                                      $931,710                     $64,208
                                                                                ====================================================
NET ASSET VALUE, OFFERING AND REDEMPTION
    PRICE PER SHARE -- CLASS I                                                              $1.00                       $1.00
                                                                                ====================================================
NET ASSET VALUE, OFFERING AND REDEMPTION
    PRICE PER SHARE -- CLASS A                                                              $1.00                     $    --
                                                                                ====================================================



AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.



    The accompanying notes are an integral part of the financial statements.

[Graphic of marble block omitted]

STATEMENTS OF OPERATIONS (000)                             [PILLAR LOGO OMITTED]
--------------------------------------------------------------------------------
FOR THE YEAR ENDED DECEMBER 31, 2000                           DECEMBER 31, 2000

                                      ----------------------------------------------------------------------------------------------

                                            U.S. TREASURY                            PRIME        U.S. TREASURY      INSTITUTIONAL
                                             SECURITIES         TAX-EXEMPT        OBLIGATION        SECURITIES          SELECT
                                                MONEY              MONEY             MONEY          PLUS MONEY           MONEY
                                               MARKET             MARKET            MARKET            MARKET            MARKET
                                                FUND               FUND              FUND              FUND              FUND
                                      ----------------------------------------------------------------------------------------------
INVESTMENT INCOME:
   Interest income                             $53,337            $8,736           $68,519              $3,648         $29,339
                                      ----------------------------------------------------------------------------------------------
EXPENSES:
   Investment advisory fee                       3,049               732             3,736                  90             456
   Administration fee                            1,717               412             2,101                 209             446
   Custody fee                                     218                52               267                  15             114
   Transfer agency fee                               4                40                77                  18              27
   Professional fees                                71                23               114                   6              68
   Registration fees                                38                 1                90                   8              81
   Distribution fees (1)                           374               117             1,494                  18              --
   Printing expense                                166                39               221                  12              93
   Insurance and other expenses                    132                30               107                  10              49
                                      ----------------------------------------------------------------------------------------------
   Total expenses                                5,769             1,446             8,207                 386           1,334
Less: investment advisory fee waived                --                --                --                 (57)             --
      Distribution fees waived                      --                --              (614)                 --              --
                                      ----------------------------------------------------------------------------------------------
   Net expenses                                  5,769             1,446             7,593                 329           1,334
                                      ----------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                           47,568             7,290            60,926               3,319          28,005
                                      ----------------------------------------------------------------------------------------------
   Net realized loss on investments                 (8)               (5)               (7)                 --              --
                                      ----------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING
   FROM OPERATIONS                             $47,560            $7,285           $60,919              $3,319         $28,005
                                      ==============================================================================================

(1) DISTRIBUTION FEES ARE INCURRED AT THE CLASS A, CLASS B AND CLASS S LEVELS, AND FOR THE U.S. TREASURY SECURITIES PLUS
    MONEY MARKET FUND.

AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.

    The accompanying notes are an integral part of the financial statements.

[Graphic of marble block omitted]

STATEMENTS OF OPERATIONS (000)
FOR THE YEAR ENDED DECEMBER 31, 2000

                                      ----------------------------------------------------------------------------------------------
                                            INTERMEDIATE-
                                                TERM                           PENNSYLVANIA         NEW JERSEY           HIGH
                                             GOVERNMENT           FIXED          MUNICIPAL           MUNICIPAL           YIELD
                                             SECURITIES          INCOME         SECURITIES          SECURITIES           BOND
                                                FUND              FUND             FUND                FUND              FUND
                                      ----------------------------------------------------------------------------------------------
INVESTMENT INCOME:
   Dividend income                                 --                --                --                 --          $    896
   Interest income                             $1,287           $12,708            $1,495             $5,388                --
   Less: Foreign taxes withheld                    --                --                --                 --                --
                                      ----------------------------------------------------------------------------------------------
   Total income                                 1,287            12,708             1,495              5,388               896
                                      ----------------------------------------------------------------------------------------------
EXPENSES:
   Investment advisory fee                        123             1,165               168                612                52
Administration fee                                 40               383                55                201                17
Custody fee                                         5                48                 7                 25                 2
Transfer agency fee                                36                66                33                 42                54
Professional fees                                   2                13                 3                  6                 2
Registration fees                                   8                15                 2                 13                 5
Distribution fees (1)                               2                70                 1                 24                50
Printing expense                                    4                38                 6                 20                 2
Amortization of deferred
  organizational costs                             --                --                --                 --                --
Insurance and other expenses                        4                19                 8                 39                --
                                      ----------------------------------------------------------------------------------------------
   Total expenses                                 224             1,817               283                982               184
Less: investment advisory fee waived              (57)             (194)              (58)              (143)               (8)
      Administration fee waiver                    --                --                --                 --               (17)
                                      ----------------------------------------------------------------------------------------------
   Net expenses                                   167             1,623               225                839               159
                                      ----------------------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                    1,120            11,085             1,270              4,549               737
   Net realized gain (loss)
   on investments                                (402)           (2,138)           (1,363)              (303)             (432)
   Net realized loss on foreign currency
     transactions and foreign
     currency contracts                            --                --                --                 --                --
   Net change in unrealized appreciation
     on foreign currency and translation
     of other assets and liabilities
     denominated in foreign currency               --                --                --                 --                --
   Net change in unrealized appreciation
     (depreciation) on investments              1,119            10,168             3,447              4,207            (1,101)
                                      ----------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                   $1,837           $19,115            $3,354             $8,453           $  (796)
                                      ==============================================================================================

(1) ALL DISTRIBUTION FEES ARE INCURRED AT THE CLASS A AND CLASS B LEVELS.

AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.

    The accompanying notes are an integral part of the financial statements.

                                                           [Pillar Logo Omitted]
--------------------------------------------------------------------------------
                                                               DECEMBER 31, 2000

------------------------------------------------------------------------------------------------------------------------------------

                        EQUITY                EQUITY             EQUITY             EQUITY                            INTERNATIONAL
     BALANCED           INCOME                 INDEX              VALUE             GROWTH              MID CAP          EQUITY
       FUND              FUND                  FUND               FUND               FUND                FUND             FUND
------------------------------------------------------------------------------------------------------------------------------------


      $ 421             $2,113               $  337           $  4,231        $   1,412              $   21             $  423
      1,354                360                   --                210            1,015                  23                153
         (1)               (12)                  --                (81)             (13)                 --                (30)
  ----------------------------------------------------------------------------------------------------------------------------------

      1,774              2,461                  337              4,360            2,414                  44                546
  ----------------------------------------------------------------------------------------------------------------------------------

        527                782                  260              2,315            2,605                  72                416
        139                206                   69                608              684                  19                 82
         18                 26                    9                 77               87                   2                 71
        132                120                  123                177              173                  16                 66
          5                  8                   --                 25               37                   1                  9
         10                 17                    8                 25               40                  --                  4
        378                203                  249                395              425                  --                 32
         14                 20                    7                 59               65                   2                 12

         --                 --                   --                 --               12                  --                  3
          6                  8                   --                 33               20                   1                  2
  ----------------------------------------------------------------------------------------------------------------------------------
      1,229              1,390                  725              3,714            4,148                 113                697
       (148)              (145)                (127)              (232)            (249)                (36)               (41)
         --                 --                  (69)                --               --                  --                 --
  ----------------------------------------------------------------------------------------------------------------------------------

      1,081              1,245                  529              3,482            3,899                  77                656
  ----------------------------------------------------------------------------------------------------------------------------------

        693              1,216                 (192)               878           (1,485)                (33)              (110)

         62              1,090                 (134)            12,750           23,546                 600                551



         --                 --                   --                 --               --                  --               (340)



         --                 --                   --                 --               --                  --                469

     (7,618)             1,439               (3,572)           (23,292)         (65,982)               (763)            (9,253)
  ----------------------------------------------------------------------------------------------------------------------------------


    $(6,863)            $3,745              $(3,898)          $ (9,664)        $(43,921)              $(196)           $(8,683)
  ==================================================================================================================================

[Graphic of marble block omitted]

STATEMENTS OF CHANGES IN
NET ASSETS (000)
--------------------------------------------------------------------------------
FOR THE YEARS ENDED DECEMBER 31,

MONEY MARKET FUNDS

                                                         ---------------------------------------------------------------------------
                                                                        U.S. TREASURY                          TAX-EXEMPT
                                                                          SECURITIES                          MONEY MARKET
                                                                      MONEY MARKET FUND                           FUND
                                                         ---------------------------------------------------------------------------
                                                                   2000              1999               2000              1999
                                                         ---------------------------------------------------------------------------

INVESTMENT ACTIVITIES:
   Net investment income                                    $     47,568        $     37,636        $    7,290         $    4,319
   Net realized loss on investments                                   (8)                 (2)               (5)                --
                                                         ---------------------------------------------------------------------------
   Net increase in net assets resulting
   from operations                                                47,560              37,634             7,285              4,319
                                                         ---------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS:
   Net investment income:
   Class I                                                       (39,660)            (34,078)           (5,751)            (3,755)
   Class A                                                        (7,952)             (3,844)           (1,551)              (565)
   Class B                                                            --                  --                --                 --
   Class S                                                            --                  --                --                 --
                                                         ---------------------------------------------------------------------------

          Total distributions                                    (47,612)            (37,922)           (7,302)            (4,320)
                                                         ---------------------------------------------------------------------------
SHARE TRANSACTIONS (ALL AT $1.00 PER SHARE):
   Class I:
      Shares issued                                            1,457,081           1,803,403           226,519            188,938
      Shares issued in lieu of cash distributions                    271                 207               501                399
      Shares redeemed                                         (1,540,574)         (1,767,995)         (200,115)          (197,493)
                                                         ---------------------------------------------------------------------------
         Net Class I share transactions                          (83,222)             35,615            26,905             (8,156)
                                                         ---------------------------------------------------------------------------
   Class A:
      Shares issued                                              258,225             169,750           145,133             46,912
      Shares issued in lieu of cash distributions                    176                  99                45                 44
      Shares redeemed                                           (200,253)           (119,657)         (123,179)           (37,792)
                                                         ---------------------------------------------------------------------------
         Net Class A share transactions                           58,148              50,192            21,999              9,164
                                                         ---------------------------------------------------------------------------
   Class B:
      Shares issued                                                   --                  --                --                 --
      Shares issued in lieu of cash distributions                     --                  --                --                 --
      Shares redeemed                                                 --                  --                --                 --
                                                         ---------------------------------------------------------------------------

         Net Class B share transactions                               --                  --                --                 --
                                                         ---------------------------------------------------------------------------
   Class S:
      Shares issued                                                   --                  --                --                 --
      Shares issued in lieu of cash distributions                     --                  --                --                 --
      Shares redeemed                                                 --                  --                --                 --
                                                         ---------------------------------------------------------------------------

         Net Class S share transactions                               --                  --                --                 --
                                                         ---------------------------------------------------------------------------

   Increase (decrease) in net assets from
     share transactions                                          (25,074)             85,807            48,904              1,008
                                                         ---------------------------------------------------------------------------

   Total increase (decrease) in net assets                       (25,126)             85,519            48,887              1,007
                                                         ---------------------------------------------------------------------------
NET ASSETS:
   Beginning of period                                           956,836             871,317           163,244            162,237
                                                         ---------------------------------------------------------------------------
NET ASSETS:
   End of period                                             $   931,710         $   956,836         $ 212,131          $ 163,244
                                                         ===========================================================================


AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.

    The accompanying notes are an integral part of the financial statements.

                                                           [Pillar Logo Omitted]
--------------------------------------------------------------------------------
                                                               DECEMBER 31, 2000

------------------------------------------------------------------------------------------------------------------------------------
                PRIME                                      U.S. TREASURY                                INSTITUTIONAL
              OBLIGATION                                  SECURITIES PLUS                               SELECT MONEY
           MONEY MARKET FUND                             MONEY MARKET FUND                              MARKET FUND
  ----------------------------------------------------------------------------------------------------------------------------------

      2000                 1999                     2000                 1999                     2000                1999
  ----------------------------------------------------------------------------------------------------------------------------------

  $    60,926       $      38,121                  $  3,319          $     2,686             $    28,005          $  12,342
           (7)                 (1)                       --                   --                      --                 --
  ----------------------------------------------------------------------------------------------------------------------------------

       60,919              38,120                     3,319                2,686                  28,005             12,342
  ----------------------------------------------------------------------------------------------------------------------------------



      (47,275)            (31,765)                   (3,304)              (2,686)                (28,005)           (12,343)
         (183)               (160)                       --                   --                      --                 --
          (58)                (31)                       --                   --                      --                 --
      (13,410)             (6,178)                       --                   --                      --                 --
  ----------------------------------------------------------------------------------------------------------------------------------
      (60,926)            (38,134)                   (3,304)              (2,686)                (28,005)           (12,343)
  ----------------------------------------------------------------------------------------------------------------------------------
    1,593,556           1,308,297                   324,175              368,717               1,746,133            749,927
        6,237               4,968                     3,065                2,332                      --                 --
   (1,466,969)         (1,154,843)                 (322,387)            (374,931)             (1,468,375)          (540,445)
  ----------------------------------------------------------------------------------------------------------------------------------
      132,824             158,422                     4,853               (3,882)                277,758            209,482
  ----------------------------------------------------------------------------------------------------------------------------------
        2,365               2,540                        --                   --                      --                 --
          175                 152                        --                   --                      --                 --
       (2,163)             (3,350)                       --                   --                      --                 --
  ----------------------------------------------------------------------------------------------------------------------------------
          377                (658)                       --                   --                      --                 --
  ----------------------------------------------------------------------------------------------------------------------------------
        2,361               3,017                        --                   --                      --                 --
           54                  30                        --                   --                      --                 --
       (2,843)             (1,458)                       --                   --                      --                 --
  ----------------------------------------------------------------------------------------------------------------------------------
         (428)              1,589                        --                   --                      --                 --
  ----------------------------------------------------------------------------------------------------------------------------------
      368,969             217,851                        --                   --                      --                 --
           --                  --                        --                   --                      --                 --
     (270,615)           (131,060)                       --                   --                      --                 --
  ----------------------------------------------------------------------------------------------------------------------------------
       98,354              86,791                        --                   --                      --                 --
  ----------------------------------------------------------------------------------------------------------------------------------
      231,127             246,144                     4,853               (3,882)                277,758            209,482
  ----------------------------------------------------------------------------------------------------------------------------------
      231,120             246,130                     4,868               (3,882)                227,758            209,481
  ----------------------------------------------------------------------------------------------------------------------------------
      950,264             704,134                    59,340               63,222                 339,572            130,091
  ----------------------------------------------------------------------------------------------------------------------------------
  $ 1,181,384          $  950,264                 $  64,208            $  59,340             $   617,330          $ 339,572
  ==================================================================================================================================

[Graphic of marble block omitted]

STATEMENTS OF CHANGES IN
NET ASSETS (000)
--------------------------------------------------------------------------------
FOR THE YEARS ENDED DECEMBER 31,

FIXED INCOME FUNDS

                                                                                                    --------------------------------
                                                                                                                INTERMEDIATE-
                                                                                                               TERM GOVERNMENT
                                                                                                               SECURITIES FUND
                                                                                                    --------------------------------
                                                                                                        2000              1999
                                                                                                    -----------------------------
INVESTMENT ACTIVITIES:
   Net investment income                                                                            $    1,120         $  1,426
   Net realized gain (loss) on investments                                                                (402)              96
   Net change in unrealized appreciation (depreciation) on investments                                   1,119           (1,778)
                                                                                                    -----------------------------
   Net increase (decrease) in net assets resulting from operations                                       1,837             (256)
                                                                                                    -----------------------------
DISTRIBUTIONS TO SHAREHOLDERS:
   Net investment income:
      Class I                                                                                              (1,075)          (1,377)
      Class A                                                                                              (45)             (53)
      Class B                                                                                                  --               --
   Realized capital gains:
      Class I                                                                                                  --               --
      Class A                                                                                                  --               --
      Class B                                                                                                  --               --
                                                                                                    -----------------------------
      Total distributions                                                                               (1,120)          (1,430)
                                                                                                    -----------------------------
SHARE TRANSACTIONS:
   Class I:
      Proceeds from shares issued                                                                        2,848            2,746
      Reinvestment of cash distributions                                                                   419              601
      Cost of shares redeemed                                                                           (6,606)         (11,082)
                                                                                                    -----------------------------
         Net Class I share transactions                                                                 (3,339)          (7,735)
                                                                                                    -----------------------------
   Class A:
      Proceeds from shares issued                                                                          256              154
      Reinvestment of cash distributions                                                                    43               48
      Cost of shares redeemed                                                                             (453)            (444)
                                                                                                    -----------------------------
         Net Class A share transactions                                                                   (154)            (242)
                                                                                                    -----------------------------
   Class B:
      Proceeds from shares issued                                                                           --               --
      Reinvestment of cash distributions                                                                    --               --
      Cost of shares redeemed                                                                               --               --
                                                                                                    -----------------------------
         Net Class B share transactions                                                                     --               --
                                                                                                    -----------------------------
   Increase (decrease) in net assets from share transactions                                            (3,493)          (7,977)
                                                                                                    -----------------------------
   Total increase (decrease) in net assets                                                              (2,776)          (9,663)
                                                                                                    -----------------------------
NET ASSETS:
   Beginning of period                                                                                  23,031           32,694
                                                                                                    -----------------------------
NET ASSETS:
   End of period                                                                                      $ 20,255          $23,031
                                                                                                    =============================
SHARES ISSUED AND REDEEMED:
   Class I shares:
      Issued                                                                                               291              272
      Issued in lieu of cash distributions                                                                  43               60
      Redeemed                                                                                            (676)          (1,099)
                                                                                                    -----------------------------
         Net Class I share transactions                                                                   (342)            (767)
                                                                                                    -----------------------------
   Class A shares:
      Issued                                                                                                26               16
      Issued in lieu of cash distributions                                                                   4                5
      Redeemed                                                                                             (46)             (44)
                                                                                                    -----------------------------
         Net Class A share transactions                                                                    (16)             (23)
                                                                                                    -----------------------------
   Class B shares:
      Issued                                                                                                --               --
      Issued in lieu of cash distributions                                                                  --               --
      Redeemed                                                                                              --               --
                                                                                                    -----------------------------
         Net Class B share transactions                                                                     --               --
                                                                                                    -----------------------------
         Net increase (decrease) in shares                                                                (358)            (790)
                                                                                                    =============================

AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.

    The accompanying notes are an integral part of the financial statements.

                                                           [Pillar Logo Omitted]
--------------------------------------------------------------------------------
                                                               DECEMBER 31, 2000



------------------------------------------------------------------------------------------------------------------------------------
           FIXED                           PENNSYLVANIA                        NEW JERSEY                      HIGH YIELD
          INCOME                             MUNICIPAL                          MUNICIPAL                         BOND
           FUND                           SECURITIES FUND                    SECURITIES FUND                      FUND
------------------------------------------------------------------------------------------------------------------------------------
     2000         1999                  2000          1999                 2000          1999               2000          1999
  ----------------------------------------------------------------------------------------------------------------------------------

  $  11,085    $  11,667              $  1,270      $  1,544           $   4,549      $   5,473          $    737         $   522
     (2,138)      (1,621)               (1,363)           (6)               (303)           275              (432)            (65)
     10,168      (14,001)                3,447        (4,054)              4,207         (7,694)           (1,101)           (409)
  ----------------------------------------------------------------------------------------------------------------------------------
     19,115       (3,955)                3,354        (2,516)              8,453         (1,946)             (796)             48
  ----------------------------------------------------------------------------------------------------------------------------------


    (10,619)     (11,097)               (1,256)       (1,529)             (4,143)        (4,895)             (331)           (178)
       (176)        (212)                  (14)          (15)               (406)          (579)              (14)            (15)
       (292)        (347)                   --            --                  --             --              (391)           (329)

         --           --                    --          (365)                (42)          (252)               --              (3)
         --           --                    --            (4)                 (4)           (29)               --              (1)
         --           --                    --            --                  --             --                --              (4)
  ----------------------------------------------------------------------------------------------------------------------------------
    (11,087)     (11,656)               (1,270)       (1,913)             (4,595)        (5,755)             (736)           (530)
  ----------------------------------------------------------------------------------------------------------------------------------


     25,373       33,717                 2,785         5,166               8,253         11,758             1,438           3,599
      2,925        3,317                    13           155                 578            844                15              17
    (37,674)     (45,830)              (12,353)       (6,597)            (24,769)       (26,435)           (1,008)           (460)
  ----------------------------------------------------------------------------------------------------------------------------------
     (9,376)      (8,796)               (9,555)       (1,276)            (15,938)       (13,833)              445           3,156
  ----------------------------------------------------------------------------------------------------------------------------------

      1,283        1,373                    45             1                 189            897               122             155
        153          171                    10            15                 329            488                 6              11
     (2,235)      (1,748)                  (70)          (99)             (3,571)        (5,691)             (171)            (47)
  ----------------------------------------------------------------------------------------------------------------------------------
       (799)        (204)                  (15)          (83)             (3,053)        (4,306)              (43)            119
  ----------------------------------------------------------------------------------------------------------------------------------

        889        4,655                    --            --                  --             --               941           4,476
        229          293                    --            --                  --             --               226             207
     (2,916)      (3,543)                   --            --                  --             --            (1,840)         (1,089)
  ----------------------------------------------------------------------------------------------------------------------------------
     (1,798)       1,405                    --            --                  --             --              (673)          3,594
  ----------------------------------------------------------------------------------------------------------------------------------
    (11,973)      (7,595)               (9,570)       (1,359)            (18,991)       (18,139)             (271)          6,869
  ----------------------------------------------------------------------------------------------------------------------------------
     (3,945)     (23,206)               (7,486)       (5,788)            (15,133)       (25,840)           (1,803)          6,387
  ----------------------------------------------------------------------------------------------------------------------------------

    202,377      225,583                32,303        38,091             110,682        136,522             9,268           2,881
  ----------------------------------------------------------------------------------------------------------------------------------

   $198,432     $202,377              $ 24,817       $32,303            $ 95,549       $110,682           $ 7,465         $ 9,268
  ==================================================================================================================================


      2,572        3,301                   302           524                 796          1,093               160             365
        296          328                     1            16                  56             80                 2               2
     (3,827)      (4,533)               (1,341)         (668)             (2,389)        (2,482)             (115)            (47)
  ----------------------------------------------------------------------------------------------------------------------------------
       (959)        (904)               (1,038)         (128)             (1,537)        (1,309)               47             320
  ----------------------------------------------------------------------------------------------------------------------------------

        130          136                     5            --                  18             84                14              15
         15           17                     1             2                  32             46                 1               1
       (228)        (174)                   (8)          (10)               (348)          (536)              (20)             (5)
  ----------------------------------------------------------------------------------------------------------------------------------
        (83)         (21)                   (2)           (8)               (298)          (406)               (5)             11
  ----------------------------------------------------------------------------------------------------------------------------------
         90          453                    --            --                  --             --               105             453
         23           29                    --            --                  --             --                26              21
       (297)        (349)                   --            --                  --             --              (209)           (112)
  ----------------------------------------------------------------------------------------------------------------------------------
       (184)         133                    --            --                  --             --               (78)            362
     (1,226)        (792)               (1,040)         (136)             (1,835)        (1,715)              (36)            693
  ==================================================================================================================================

[Graphic of marble block omitted]

STATEMENTS OF CHANGES IN
NET ASSETS (000)
--------------------------------------------------------------------------------
FOR THE YEARS ENDED DECEMBER 31,
EQUITY FUNDS

                                                                             -------------------------------------------------------
                                                                                        BALANCED                  EQUITY INCOME
                                                                                          FUND                        FUND
                                                                             -------------------------------------------------------

                                                                                  2000         1999           2000         1999
                                                                             -------------------------------------------------------
INVESTMENT ACTIVITIES:
Net investment income (loss)                                                 $       693   $     987        $  1,216  $    1,655
   Net realized gain (loss) on investments                                            62        (423)          1,090         (99)
   Net realized gain (loss) on foreign currency transactions
      and foreign currency contracts                                                  --          --              --          --
   Net change in unrealized appreciation (depreciation)
      on foreign currency and translation of other assets
      and liabilities denominated in foreign currency                                 --          --              --          --
   Net change in unrealized appreciation (depreciation) on investments            (7,618)      5,651           1,439       5,717
                                                                             -------------------------------------------------------
   Net increase (decrease) in net assets resulting from operations                (6,863)      6,215           3,745       7,273
                                                                             -------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
   Class I                                                                          (385)       (548)         (1,003)     (1,022)
   Class A                                                                          (120)       (167)           (152)       (161)
   Class B                                                                          (197)       (270)            (61)        (36)
Realized capital gains:
   Class I                                                                            --         (41)           (536)       (655)
   Class A                                                                            --         (14)            (97)       (131)
   Class B                                                                            --         (44)           (124)       (142)
                                                                             -------------------------------------------------------
  Total distributions                                                              (702)     (1,084)         (1,973)     (2,147)
                                                                             -------------------------------------------------------
SHARE TRANSACTIONS:
   Class I:
      Proceeds from shares issued                                                  2,758       5,745           3,796       4,834
      Reinvestment of cash distributions                                             280         454             756         880
      Cost of shares redeemed                                                     (9,989)     (7,263)        (22,290)    (18,577)
                                                                             -------------------------------------------------------
         Net Class I share transactions                                           (6,951)     (1,064)        (17,738)    (12,863)
                                                                             -------------------------------------------------------
   Class A:
      Proceeds from shares issued                                                    969       1,361             821       4,120
      Reinvestment of cash distributions                                             118         178             242         287
      Cost of shares redeemed                                                     (2,728)     (2,841)         (6,406)     (5,463)
                                                                             -------------------------------------------------------
         Net Class A share transactions                                           (1,641)     (1,302)         (5,343)     (1,056)
                                                                             -------------------------------------------------------
   Class B:
      Proceeds from shares issued                                                  6,288      16,263           2,060       3,635
      Reinvestment of cash distributions                                             193         308             183         177
      Cost of shares redeemed                                                     (8,997)     (4,305)         (5,740)     (4,287)
                                                                             -------------------------------------------------------
         Net Class B share transactions                                           (2,516)     12,266          (3,497)       (475)
                                                                             -------------------------------------------------------
   Increase (decrease) in net assets from
     share transactions                                                          (11,108)      9,900         (26,578)    (14,394)
                                                                             -------------------------------------------------------
   Total increase (decrease) in net assets                                       (18,673)     15,031         (24,806)     (9,268)
                                                                             -------------------------------------------------------
NET ASSETS:
   Beginning of period                                                            78,689      63,658         122,413     131,681
                                                                             -------------------------------------------------------
NET ASSETS:
   End of period                                                                $ 60,016     $78,689        $ 97,607    $122,413
                                                                             =======================================================
SHARES ISSUED AND REDEEMED:
   Class I shares:
      Issued                                                                         187         400             263         331
      Issued in lieu of cash distributions                                            20          32              52          61
      Redeemed                                                                      (683)       (506)         (1,557)     (1,269)
                                                                             -------------------------------------------------------
         Net Class I share transactions                                             (476)        (74)         (1,242)       (877)
                                                                             -------------------------------------------------------
   Class A shares:
      Issued                                                                          68          95              57         279
      Issued in lieu of cash distributions                                             8          12              17          20
      Redeemed                                                                      (186)       (199)           (451)       (373)
                                                                             -------------------------------------------------------
         Net Class A share transactions                                             (110)        (92)           (377)        (74)
                                                                             -------------------------------------------------------
   Class B shares:
      Issued                                                                         426       1,148             143         252
      Issued in lieu of cash distributions                                            14          22              13          12
      Redeemed                                                                      (619)       (301)           (405)       (295)
                                                                             -------------------------------------------------------
         Net Class B share transactions                                             (179)        869            (249)        (31)
                                                                             -------------------------------------------------------
         Net increase (decrease) in shares                                          (765)        703          (1,868)       (982)
                                                                             =======================================================

AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.


    The accompanying notes are an integral part of the financial statements.

                                                           [Pillar Logo Omitted]
--------------------------------------------------------------------------------
                                                               DECEMBER 31, 2000



------------------------------------------------------------------------------------------------------------------------------------
      EQUITY INDEX                 EQUITY VALUE                EQUITY GROWTH                MID CAP           INTERNATIONAL EQUITY
          FUND                         FUND                        FUND                      FUND                     FUND
  ----------------------------------------------------------------------------------------------------------------------------------

    2000         1999            2000        1999            2000       1999            2000       1999           2000     1999
  ----------------------------------------------------------------------------------------------------------------------------------

  $   (192)  $    (38)         $    878   $  1,095       $ (1,485)    $   (895)     $   (33)     $   (44)       $  (110)  $    83
      (134)       163            12,750      6,044         23,546       30,254          600          (21)           551     1,014

        --         --                --         --             --           --           --           --           (340)      129


        --         --                --         --             --           --           --           --            469        (2)
    (3,572)     3,390           (23,292)    32,840        (65,982)      75,515         (763)         344         (9,253)    8,841
  ----------------------------------------------------------------------------------------------------------------------------------
    (3,898)     3,515            (9,664)    39,979        (43,921)     104,874         (196)         279         (8,683)   10,065
  ----------------------------------------------------------------------------------------------------------------------------------


        --         --              (855)    (1,055)            --           --           --           --           (194)       --
        --         --               (23)       (39)            --           --           --           --             (3)       --
        --         --                --         --             --           --           --           --            (15)       --

       (46)       (10)          (13,566)    (2,843)       (29,553)     (45,856)         (62)        (119)          (881)       --
        (9)        (3)             (940)      (209)          (893)        (824)          --           --            (20)       --
  ----------------------------------------------------------------------------------------------------------------------------------
     (132)       (34)           (1,949)      (355)        (5,067)      (3,397)          --           --            (90)       --
  ----------------------------------------------------------------------------------------------------------------------------------
     (187)       (47)          (17,333)    (4,501)       (35,513)     (50,077)         (62)        (119)        (1,203)       --


     5,783      5,504            26,012     32,942         39,906       23,725        3,435        1,999         17,072     9,240
        45         10            13,529      3,310         28,940       44,971           60          115            845        --
    (2,380)      (378)          (51,018)   (35,286)       (33,562)     (30,380)      (4,016)      (3,939)        (5,919)   (4,754)
  ----------------------------------------------------------------------------------------------------------------------------------
     3,448      5,136           (11,477)       966         35,284       38,316         (521)      (1,825)        11,998     4,486
  ----------------------------------------------------------------------------------------------------------------------------------

     1,128      1,087             2,209      2,711          5,362        2,032           --           --            525        43
         9          3               951        245            857          774           --           --             23        --
      (643)      (271)           (4,955)    (3,712)        (1,660)      (1,972)          --           --           (218)     (151)
  ----------------------------------------------------------------------------------------------------------------------------------
       494        819            (1,795)      (756)         4,559          834           --           --            330      (108)
  ----------------------------------------------------------------------------------------------------------------------------------

     7,656     16,956             7,384     15,154         31,686       13,014           --           --          3,890       427
       131         34             1,931        352          5,039        3,374           --           --            104        --
    (4,491)    (1,919)           (6,951)    (3,378)        (4,918)      (1,712)          --           --           (644)      (37)
  ----------------------------------------------------------------------------------------------------------------------------------
     3,296     15,071             2,364     12,128         31,807       14,676           --           --          3,350       390
  ----------------------------------------------------------------------------------------------------------------------------------

     7,238     21,026           (10,908)    12,338         71,650       53,826         (521)      (1,825)        15,678     4,768
  ----------------------------------------------------------------------------------------------------------------------------------
     3,153     24,494           (37,905)    47,816         (7,784)     108,623         (779)      (1,665)         5,792    14,833
  ----------------------------------------------------------------------------------------------------------------------------------

    30,882      6,388           328,608    280,792        318,293      209,670        9,364       11,029         34,633    19,800
  ----------------------------------------------------------------------------------------------------------------------------------

  $ 34,035   $ 30,882          $290,703   $328,608       $310,509     $318,293      $ 8,585      $ 9,364        $40,425   $34,633
  ==================================================================================================================================


       417        424             1,475      1,948          2,749        1,839          283          202          1,144       713
         3          1               812        192          2,408        3,476            6           11             64        --
      (169)       (30)           (2,897)    (2,082)        (2,388)      (2,349)        (329)        (391)          (428)     (377)
  ----------------------------------------------------------------------------------------------------------------------------------
       251        395              (610)        58          2,769        2,966          (40)        (178)           780       336
  ----------------------------------------------------------------------------------------------------------------------------------

        82         87               125        162            373          158           --           --             36         3
         1         --                57         14             73           61           --           --              2        --
       (47)       (21)             (282)      (221)          (117)        (155)          --           --            (16)      (11)
  ----------------------------------------------------------------------------------------------------------------------------------
        36         66              (100)       (45)           329           64           --           --             22        (8)
  ----------------------------------------------------------------------------------------------------------------------------------

       556      1,330               426        907          2,245        1,027           --           --            267        34
         9          3               118         20            441          268           --           --              8        --
      (331)      (149)             (403)      (200)          (362)        (135)          --           --            (49)       (3)
  ----------------------------------------------------------------------------------------------------------------------------------
       234      1,184               141        727          2,324        1,160           --           --            226        31
  ----------------------------------------------------------------------------------------------------------------------------------
       521      1,645              (569)       740          5,422        4,190          (40)        (178)         1,028       359
  ==================================================================================================================================

[Graphic of marble block omitted]

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR



             NET ASSET                    DISTRIBUTIONS                                                RATIO OF
               VALUE           NET           FROM NET      NET ASSET                   NET ASSETS      EXPENSES
             BEGINNING      INVESTMENT      INVESTMENT     VALUE END        TOTAL        END OF        TO AVERAGE
             OF PERIOD        INCOME          INCOME       OF PERIOD        RETURN    PERIOD (000)     NET ASSETS
-----------------------------------------------------------------------------------------------------------------------
U.S. TREASURY SECURITIES MONEY MARKET FUND
-----------------------------------------------------------------------------------------------------------------------
   CLASS I
   2000        $1.00          $0.06          $(0.06)         $1.00           5.65%      $755,089            0.62%
   1999         1.00           0.04           (0.04)          1.00           4.33        838,350            0.64
   1998         1.00           0.05           (0.05)          1.00           4.70        802,990            0.63
   1997         1.00           0.04           (0.04)          1.00           4.55        487,196            0.65
   1996         1.00           0.04           (0.04)          1.00           4.53        504,729            0.65
   CLASS A
   2000        $1.00          $0.05          $(0.05)         $1.00           5.39%      $176,621            0.87%
   1999         1.00           0.04           (0.04)          1.00           4.07        118,486            0.89
   1998         1.00           0.04           (0.04)          1.00           4.43         68,327            0.88
   1997         1.00           0.04           (0.04)          1.00           4.28         12,492            0.90
   1996         1.00           0.04           (0.04)          1.00           4.27          3,503            0.90

-----------------------------------------------------------------------------------------------------------------------
TAX-EXEMPT MONEY MARKET FUND
-----------------------------------------------------------------------------------------------------------------------
   CLASS I
   2000        $1.00          $0.04          $(0.04)         $1.00           3.60%      $164,625            0.63%
   1999         1.00           0.03           (0.03)          1.00           2.70        137,733            0.62
   1998         1.00           0.03           (0.03)          1.00           2.98        145,891            0.65
   1997         1.00           0.03           (0.03)          1.00           3.10         75,097            0.65
   1996         1.00           0.03           (0.03)          1.00           2.94         67,082            0.65
   CLASS A
   2000        $1.00          $0.03          $(0.03)         $1.00           3.34%      $ 47,506            0.88%
   1999         1.00           0.02           (0.02)          1.00           2.45         25,511            0.86
   1998         1.00           0.03           (0.03)          1.00           2.72         16,346            0.90
   1997         1.00           0.03           (0.03)          1.00           2.84          8,509            0.90
   1996         1.00           0.03           (0.03)          1.00           2.70          3,852            0.90
-----------------------------------------------------------------------------------------------------------------------
PRIME OBLIGATION MONEY MARKET FUND
-----------------------------------------------------------------------------------------------------------------------

   CLASS I
   2000        $1.00          $0.06          $(0.06)         $1.00           5.92%      $891,071            0.63%
   1999         1.00           0.05           (0.05)          1.00           4.65        758,255            0.65
   1998         1.00           0.05           (0.05)          1.00           5.02        599,844            0.63
   1997         1.00           0.05           (0.05)          1.00           5.02        400,689            0.65
   1996         1.00           0.05           (0.05)          1.00           4.83        401,423            0.65
   CLASS A
   2000        $1.00          $0.06          $(0.06)         $1.00           5.66%       $ 3,884            0.88%
   1999         1.00           0.04           (0.04)          1.00           4.39          3,507            0.89
   1998         1.00           0.05           (0.05)          1.00           4.76          4,166            0.88
   1997         1.00           0.05           (0.05)          1.00           4.75         17,514            0.90
   1996         1.00           0.04           (0.04)          1.00           4.58         11,347            0.90
   CLASS B
   2000        $1.00          $0.05          $(0.05)         $1.00           4.87%       $ 1,310            1.63%
   1999         1.00           0.04           (0.04)          1.00           3.61          1,735            1.63
   1998         1.00           0.04           (0.04)          1.00           3.99            146            1.63
   1997(1)      1.00            --             --             1.00           5.48             10            1.65
   CLASSS
   2000        $1.00          $0.05          $(0.05)         $1.00           5.55%      $285,119            0.98%
   1999         1.00           0.04           (0.04)          1.00           4.28        186,767            1.00
   1998         1.00           0.05           (0.05)          1.00           4.66         99,978            0.98
   1997(2)      1.00           0.02           (0.02)          1.00           4.69         30,520            1.00
-----------------------------------------------------------------------------------------------------------------------


                       RATIO         RATIO OF        RATIO OF NET
                       OF NET        EXPENSES         INVESTMENT
                     INVESTMENT     TO AVERAGE         INCOME TO
                       INCOME       NET ASSETS    AVERAGE NET ASSETS
                     TO AVERAGE     (EXCLUDING        (EXCLUDING
                     NET ASSETS       WAIVERS)          WAIVERS)
------------------------------------------------------------------------------------
U.S. TREASURY SECURITIES MONEY MARKET FUND
------------------------------------------------------------------------------------
   CLASS I
   2000                5.49%           0.62%            5.49%
   1999                4.21            0.64             4.21
   1998                4.57            0.63             4.57
   1997                4.45            0.66             4.44
   1996                4.44            0.65             4.44
   CLASS A
   2000                5.30%           0.87%            5.30%
   1999                3.99            0.89             3.99
   1998                4.28            0.88             4.28
   1997                4.22            0.90             4.22
   1996                4.19            0.90             4.19

------------------------------------------------------------------------------------
TAX-EXEMPT MONEY MARKET FUND
------------------------------------------------------------------------------------
   CLASS I
   2000                3.54%           0.63%            3.54%
   1999                2.66            0.65             2.63
   1998                2.92            0.69             2.88
   1997                3.05            0.67             3.03
   1996                2.90            0.68             2.87
   CLASS A
   2000                3.32%           0.88%            3.32%
   1999                2.44            0.90             2.40
   1998                2.69            0.94             2.65
   1997                2.82            0.92             2.80
   1996                2.65            0.93             2.62
------------------------------------------------------------------------------------
PRIME OBLIGATION MONEY MARKET FUND
------------------------------------------------------------------------------------

   CLASS I
   2000                5.79%           0.63%            5.79%
   1999                4.56            0.65             4.56
   1998                4.89            0.63             4.89
   1997                4.90            0.66             4.89
   1996                4.73            0.67             4.71
   CLASS A
   2000                5.52%           0.88%            5.52%
   1999                4.29            0.89             4.29
   1998                4.70            0.88             4.70
   1997                4.67            0.91             4.66
   1996                4.48            0.92             4.46
   CLASS B
   2000                4.77%           1.63%            4.77%
   1999                3.79            1.63             3.79
   1998                3.84            1.63             3.84
   1997(1)             8.53            3.01             7.17
   CLASSS
   2000                5.46%           1.23%            5.21%
   1999                4.25            1.25             4.00
   1998                4.52            1.23             4.27
   1997(2)             4.67            1.02             4.65
------------------------------------------------------------------------------------

(1) COMMENCED OPERATIONS ON DECEMBER 30, 1997. ALL RATIOS INCLUDING TOTAL RETURN FOR THIS PERIOD HAVE BEEN ANNUALIZED.
(2) COMMENCED OPERATIONS ON AUGUST 18, 1997. ALL RATIOS INCLUDING TOTAL RETURN FOR THIS PERIOD HAVE BEEN ANNUALIZED.

AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.

    The accompanying notes are an integral part of the financial statements.

                                                           [Pillar Logo Omitted]
--------------------------------------------------------------------------------
                                                               DECEMBER 31, 2000



                                     REALIZED AND
          NET ASSET                   UNREALIZED     DISTRIBUTIONS  DISTRIBUTIONS                                NET ASSETS
            VALUE         NET          GAINS OR         FROM NET        FROM          NET ASSET                    END OF
          BEGINNING    INVESTMENT    (LOSSES) ON       INVESTMENT      CAPITAL        VALUE END     TOTAL          PERIOD
          OF PERIOD      INCOME       SECURITIES         INCOME         GAINS         OF PERIOD    RETURN(+)        (000)
-------------------------------------------------------------------------------------------------------------------------------
U.S. TREASURY SECURITIES PLUS MONEY MARKET FUND
-------------------------------------------------------------------------------------------------------------------------------
   2000    $ 1.00        $0.06              $--         $(0.06)        $ --            $ 1.00       5.66%         $ 64,208
   1999      1.00         0.04               --          (0.04)          --              1.00       4.41            59,340
   1998      1.00         0.05               --          (0.05)          --              1.00       4.78            63,222
   1997      1.00         0.05               --          (0.05)          --              1.00       4.89            68,658
   1996      1.00         0.05               --          (0.05)          --              1.00       4.82            65,173
-------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL SELECT MONEY MARKET FUND
-------------------------------------------------------------------------------------------------------------------------------
   2000    $ 1.00        $0.06              $--         $(0.06)        $ --            $ 1.00       6.28%         $617,330
   1999      1.00         0.05               --          (0.05)          --              1.00       5.02           339,572
   1998      1.00         0.05               --          (0.05)          --              1.00       5.35           130,091
   1997(1)   1.00         0.03               --          (0.03)          --              1.00       5.38            61,522
-------------------------------------------------------------------------------------------------------------------------------
INTERMEDIATE-TERM GOVERNMENT SECURITIES FUND
-------------------------------------------------------------------------------------------------------------------------------
   CLASS I
   2000    $ 9.76        $0.54           $ 0.35         $(0.54)        $ --            $10.11       9.39%         $ 19,434
   1999     10.37         0.53            (0.61)         (0.53)          --              9.76      (0.83)           22,086
   1998     10.27         0.56             0.10          (0.56)          --             10.37       6.60            31,441
   1997     10.16         0.58             0.11          (0.58)          --             10.27       6.96            31,739
   1996     10.37         0.53            (0.21)         (0.53)          --             10.16       3.26            24,679
   CLASS A
   2000    $ 9.75        $0.51           $ 0.36         $(0.51)        $ --            $10.11       9.23%         $    821
   1999     10.37         0.50            (0.62)         (0.50)          --              9.75      (1.18)              945
   1998     10.26         0.54             0.11          (0.54)          --             10.37       6.47             1,253
   1997     10.16         0.55             0.10          (0.55)          --             10.26       6.60             1,397
   1996     10.37         0.52            (0.22)         (0.51)          --             10.16       3.01             2,578
-------------------------------------------------------------------------------------------------------------------------------
FIXED INCOME FUND
-------------------------------------------------------------------------------------------------------------------------------
   CLASS I
   2000    $ 9.81        $0.57           $ 0.42         $(0.57)        $ --            $10.23      10.42%         $189,204
   1999     10.53         0.54            (0.72)         (0.54)          --              9.81      (1.71)          190,905
   1998     10.38         0.58             0.21          (0.58)       (0.06)            10.53       7.80           214,456
   1997     10.21         0.60             0.17          (0.60)          --             10.38       7.78           206,810
   1996     10.49         0.57            (0.28)         (0.57)          --             10.21       2.94           100,129
   CLASS A
   2000    $ 9.79        $0.54           $ 0.43         $(0.54)        $ --            $10.22      10.27%        $   3,118
   1999     10.51         0.52            (0.72)         (0.52)          --              9.79      (1.97)            3,794
   1998     10.36         0.55             0.21          (0.55)       (0.06)            10.51       7.54             4,292
   1997     10.20         0.57             0.16          (0.57)          --             10.36       7.41             4,526
   1996     10.48         0.55            (0.28)         (0.55)          --             10.20       2.68             4,830
   CLASS B
   2000    $ 9.84        $0.47           $ 0.42         $(0.47)        $ --            $10.26       9.32%        $   6,110
   1999     10.55         0.45            (0.72)         (0.44)          --              9.84      (2.57)            7,678
   1998     10.39         0.48             0.22          (0.48)       (0.06)            10.55       6.84             6,835
   1997(2)  10.11         0.31             0.28          (0.31)          --             10.39       9.41             1,268
-------------------------------------------------------------------------------------------------------------------------------


                                         RATIO OF       RATIO OF NET
                         RATIO OF        EXPENSES        INVESTMENT
                            NET         TO AVERAGE       INCOME TO
             RATIO OF   INVESTMENT      NET ASSETS   AVERAGE NET ASSETS
             EXPENSES      INCOME       (EXCLUDING       (EXCLUDING    PORTFOLIO
            TO AVERAGE   TO AVERAGE      WAIVERS AND     WAIVERS AND    TURNOVER
            NET ASSETS   NET ASSETS    REIMBURSEMENTS) REIMBURSEMENTS)    RATE
-------------------------------------------------------------------------------------
U.S. TREASURY SECURITIES PLUS MONEY MARKET FUND
-------------------------------------------------------------------------------------
   2000        0.55%        5.54%          0.64%           5.45%          n/a
   1999        0.55         4.32           0.67            4.20           n/a
   1998        0.55         4.69           0.70            4.54           n/a
   1997        0.55         4.78           0.65            4.68           n/a
   1996        0.55         4.72           0.65            4.62           n/a
-------------------------------------------------------------------------------------
INSTITUTIONAL SELECT MONEY MARKET FUND
-------------------------------------------------------------------------------------
   2000        0.29%        6.14%          0.29%           6.14%          n/a
   1999        0.29         4.96           0.29            4.96           n/a
   1998        0.30         5.22           0.32            5.20           n/a
   1997(1)     0.30         5.32           0.35            5.27           n/a
-------------------------------------------------------------------------------------
INTERMEDIATE-TERM GOVERNMENT SECURITIES FUND
-------------------------------------------------------------------------------------
   CLASS I
   2000        0.80%        5.47%          1.08%           5.19%         7.90%
   1999        0.80         5.20           0.97            5.03         49.64
   1998        0.80         5.43           0.97            5.26         43.42
   1997        0.80         5.69           0.94            5.55         57.82
   1996        0.80         5.26           0.87            5.19         40.60
   CLASS A
   2000        1.05%        5.22%          1.33%           4.94%         7.90%
   1999        1.05         4.95           1.14            4.86         49.64
   1998        1.05         5.19           1.22            5.02         43.42
   1997        1.05         5.40           1.19            5.26         57.82
   1996        1.05         5.01           1.12            4.94         40.60
-------------------------------------------------------------------------------------
FIXED INCOME FUND
-------------------------------------------------------------------------------------
   CLASS I
   2000        0.80%        5.75%          0.90%           5.65%        59.10%
   1999        0.80         5.35           0.91            5.24         34.42
   1998        0.80         5.54           0.91            5.43         58.30
   1997        0.80         5.90           0.91            5.79         80.34
   1996        0.80         5.60           0.92            5.48         40.56
   CLASS A
   2000        1.05%        5.49%          1.15%           5.39%        59.10%
   1999        1.05         5.10           1.06            5.09         34.42
   1998        1.05         5.31           1.16            5.20         58.30
   1997        1.05         5.60           1.16            5.49         80.34
   1996        1.05         5.35           1.17            5.23         40.56
   CLASS B
   2000        1.80%        4.74%          1.90%           4.64%        59.10%
   1999        1.80         4.35           1.81            4.34         34.42
   1998        1.80         4.44           1.91            4.33         58.30
   1997(2)     1.80         5.02           1.86            4.96         80.34
-------------------------------------------------------------------------------------

(+)TOTAL RETURN DOES NOT REFLECT SALES LOADS ON CLASS A AND CLASS B SHARES.
(1)COMMENCED OPERATIONS ON JULY 1, 1997. ALL RATIOS INCLUDING TOTAL RETURN
   FOR THIS PERIOD HAVE BEEN ANNUALIZED.
(2) COMMENCED OPERATIONS ON MAY 16, 1997. ALL RATIOS INCLUDING TOTAL RETURN FOR THIS
    PERIOD HAVE BEEN ANNUALIZED.

AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.

    The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR



                                     REALIZED AND
          NET ASSET                   UNREALIZED     DISTRIBUTIONS  DISTRIBUTIONS                                NET ASSETS
            VALUE         NET          GAINS OR         FROM NET        FROM          NET ASSET                    END OF
          BEGINNING    INVESTMENT    (LOSSES) ON       INVESTMENT      CAPITAL        VALUE END     TOTAL          PERIOD
          OF PERIOD      INCOME       SECURITIES         INCOME         GAINS         OF PERIOD    RETURN(+)        (000)
-------------------------------------------------------------------------------------------------------------------------------
PENNSYLVANIA MUNICIPAL SECURITIES FUND
-------------------------------------------------------------------------------------------------------------------------------
   CLASS I
   2000    $ 9.03        $0.42           $ 0.75         $(0.42)     $    --            $ 9.78      13.31%         $ 24,503
   1999     10.26         0.43            (1.13)         (0.43)       (0.10)             9.03      (7.05)           31,999
   1998     10.41         0.44             0.05          (0.44)       (0.20)            10.26       4.84            37,658
   1997     10.17         0.45             0.26          (0.45)       (0.02)            10.41       7.18            42,134
   1996     10.23         0.44            (0.06)         (0.44)          --             10.17       3.89             3,665
   CLASS A
   2000    $ 9.00        $0.40           $ 0.75         $(0.40)     $    --            $ 9.75      13.06%            $ 314
   1999     10.23         0.40            (1.13)         (0.40)       (0.10)             9.00      (7.32)              304
   1998     10.38         0.42             0.05          (0.42)       (0.20)            10.23       4.58               433
   1997     10.17         0.43             0.23          (0.43)       (0.02)            10.38       6.63               404
   1996     10.22         0.42            (0.05)         (0.42)          --             10.17       3.74               344
-------------------------------------------------------------------------------------------------------------------------------
NEW JERSEY MUNICIPAL SECURITIES FUND
-------------------------------------------------------------------------------------------------------------------------------
   CLASS I
   2000    $10.26        $0.46           $ 0.41         $(0.46)     $    --            $10.67       8.80%         $ 86,703
   1999     10.92         0.47            (0.63)         (0.47)       (0.03)            10.26      (1.60)           99,133
   1998     10.92         0.48             0.03          (0.48)       (0.03)            10.92       4.79           119,816
   1997     10.71         0.49             0.21          (0.49)          --             10.92       6.76           131,002
   1996     10.79         0.44            (0.08)         (0.44)          --             10.71       3.42            20,689
   CLASS A
   2000    $10.22        $0.44           $ 0.41         $(0.44)     $    --            $10.63       8.55%          $ 8,846
   1999     10.88         0.44            (0.63)         (0.44)       (0.03)            10.22      (1.87)           11,549
   1998     10.89         0.44             0.03          (0.45)       (0.03)            10.88       4.44            16,706
   1997     10.70         0.49             0.17          (0.47)          --             10.89       6.31            18,651
   1996     10.79         0.41            (0.09)         (0.41)          --             10.70       3.08            20,247
-------------------------------------------------------------------------------------------------------------------------------
HIGH YIELD BOND FUND
-------------------------------------------------------------------------------------------------------------------------------
   CLASS I
   2000    $ 9.45        $0.79          $ (1.54)        $(0.80)     $    --            $ 7.90      (8.50)%         $ 3,286
   1999      9.99         0.79            (0.54)         (0.78)       (0.01)             9.45       2.51             3,489
   1998(1)   9.99         0.15             0.05          (0.18)       (0.02)             9.99       1.99               493
   CLASS A
   2000    $ 9.44        $0.79          $ (1.57)        $(0.77)     $    --            $ 7.89      (8.75)%           $ 136
   1999      9.98         0.79            (0.56)         (0.76)       (0.01)             9.44       2.27               207
   1998(2)  10.00         0.17             0.01          (0.18)       (0.02)             9.98       1.79               103
   CLASS B
   2000    $ 9.43        $0.71           $(1.55)        $(0.71)     $    --            $ 7.88      (9.34)%         $ 4,043
   1999      9.98         0.70            (0.55)         (0.69)       (0.01)             9.43       1.44             5,572
   1998(2)  10.00         0.16               --          (0.16)       (0.02)             9.98       1.63             2,285


                                         RATIO OF       RATIO OF NET
                         RATIO OF        EXPENSES        INVESTMENT
                           NET          TO AVERAGE       INCOME TO
             RATIO OF   INVESTMENT      NET ASSETS   AVERAGE NET ASSETS
             EXPENSES     INCOME       (EXCLUDING       (EXCLUDING     PORTFOLIO
            TO AVERAGE   TO AVERAGE      WAIVERS AND     WAIVERS AND    TURNOVER
            NET ASSETS   NET ASSETS    REIMBURSEMENTS) REIMBURSEMENTS)    RATE
-------------------------------------------------------------------------------------
PENNSYLVANIA MUNICIPAL SECURITIES FUND
-------------------------------------------------------------------------------------
   CLASS I
   2000        0.80%        4.54%          1.01%           4.33%         22.57%
   1999        0.80         4.35           0.94            4.21          43.19
   1998        0.80         4.28           0.96            4.12          56.48
   1997        0.80         4.47           0.96            4.31          71.89
   1996        0.69         4.42           1.49            3.62          25.88
   CLASS A
   2000        1.05%        4.28%          1.27%           4.06%         22.57%
   1999        1.05         4.08           1.12            4.01          43.19
   1998        1.05         4.03           1.21            3.87          56.48
   1997        1.05         4.18           1.21            4.02          71.89
   1996        0.94         4.19           1.74            3.39          25.88

-------------------------------------------------------------------------------------
NEW JERSEY MUNICIPAL SECURITIES FUND
-------------------------------------------------------------------------------------
   CLASS I
   2000        0.80%        4.49%          0.94%           4.35%          4.13%
   1999        0.80         4.37           0.91            4.26           9.00
   1998        0.80         4.40           0.92            4.28          17.55
   1997        0.80         4.68           0.94            4.54          22.85
   1996        0.67         4.13           0.93            3.87          13.93
   CLASS A
   2000        1.05%        4.24%          1.19%           4.10%          4.13%
   1999        1.05         4.11           1.06            4.10           9.00
   1998        1.05         4.15           1.17            4.03          17.55
   1997        1.05         4.35           1.19            4.21          22.85
   1996        0.92         3.88           1.18            3.62          13.93

-------------------------------------------------------------------------------------
HIGH YIELD BOND FUND
-------------------------------------------------------------------------------------
   CLASS I
   2000        1.25%        9.01%          1.55%           8.71%         28.10%**
   1999        1.16         8.44           1.50            8.10          18.01
   1998(1)     1.25         7.04           4.79            3.50           1.47
   CLASS A
   2000        1.50%        8.73%          1.79%           8.44%         28.10%**
   1999        1.41         8.17           1.85            7.73          18.01
   1998(2)     1.50         7.00           5.04            3.46           1.47
   CLASS B
   2000        2.25%        7.98%          2.54%           7.69%         28.10%**
   1999        2.16         7.43           2.60            6.99          18.01
   1998(2)     2.25         6.88           5.79            3.34           1.47
-------------------------------------------------------------------------------------

 ** THE PORTFOLIO TURNOVER RATE FOR THE MASTER FUND, THE SEI INSTITUTIONAL
    MANAGED TRUST HIGH YIELD BOND PORTFOLIO, IS 43.51% FOR THE PERIOD ENDING DECEMBER 31, 2000.
(+) TOTAL RETURN DOES NOT REFLECT SALES LOADS ON CLASS A AND CLASS B SHARES.

(1) COMMENCED OPERATIONS ON SEPTEMBER 22, 1998. ALL RATIOS FOR THE PERIOD HAVE BEEN
    ANNUALIZED.

(2) COMMENCED OPERATIONS ON SEPTEMBER 10, 1998. ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.

AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.



    The accompanying notes are an integral part of the financial statements.

                                                           [Pillar Logo Omitted]
--------------------------------------------------------------------------------
                                                               DECEMBER 31, 2000




                                     REALIZED AND
          NET ASSET                   UNREALIZED     DISTRIBUTIONS  DISTRIBUTIONS                                NET ASSETS
            VALUE         NET          GAINS OR         FROM NET        FROM          NET ASSET                    END OF
          BEGINNING    INVESTMENT    (LOSSES) ON       INVESTMENT      CAPITAL        VALUE END     TOTAL          PERIOD
          OF PERIOD      INCOME       SECURITIES         INCOME         GAINS         OF PERIOD    RETURN(+)        (000)
-------------------------------------------------------------------------------------------------------------------------------
BALANCED FUND
-------------------------------------------------------------------------------------------------------------------------------
   CLASS I
   2000    $14.92       $ 0.24      $(1.62)             $(0.23)        $ --            $13.31      (9.44)%        $ 20,899
   1999     13.91         0.26        1.03               (0.26)       (0.02)            14.92       9.33            30,537
   1998     12.00         0.26        1.95               (0.25)       (0.05)            13.91      18.65            29,495
   1997     11.39         0.32        1.88               (0.32)       (1.27)            12.00      19.68            24,362
   1996     12.05         0.48        1.16               (0.47)       (1.83)            11.39      13.77            19,243
   CLASS A
   2000    $14.94       $ 0.19      $(1.62)             $(0.19)        $ --            $13.32      (9.66)%         $ 8,181
   1999     13.93         0.23        1.02               (0.22)       (0.02)            14.94       9.04            10,812
   1998     12.02         0.23        1.95               (0.22)       (0.05)            13.93      18.33            11,352
   1997     11.40         0.26        1.92               (0.29)       (1.27)            12.02      19.46             9,901
   1996     12.07         0.43        1.17               (0.44)       (1.83)            11.40      13.39             9,095
   CLASS B
   2000    $14.83       $ 0.08      $(1.60)             $(0.08)        $ --            $13.23     (10.28)%        $ 30,936
   1999     13.84         0.12        1.01               (0.12)       (0.02)            14.83       8.20            37,340
   1998     11.97         0.15        1.92               (0.15)       (0.05)            13.84      17.40            22,811
   1997(1)  11.93         0.15        1.34               (0.18)       (1.27)            11.97      19.45             4,447
-------------------------------------------------------------------------------------------------------------------------------
EQUITY INCOME FUND
-------------------------------------------------------------------------------------------------------------------------------
   CLASS I
   2000    $14.51       $ 0.20       $0.47              $(0.20)     $ (0.12)           $14.86       4.59%         $ 69,081
   1999     13.98         0.21        0.59               (0.16)       (0.11)            14.51       5.77            85,479
   1998     13.19         0.27        1.19               (0.28)       (0.39)            13.98      11.42            94,615
   1997     13.32         0.32        2.95               (0.32)       (3.08)            13.19      25.04           131,968
   1996     13.07         0.33        2.35               (0.34)       (2.09)            13.32      21.01            58,035
   CLASS A
   2000    $14.54       $ 0.17       $0.46              $(0.16)      $(0.12)           $14.89       4.38%         $ 12,584
   1999     14.01         0.18        0.59               (0.13)       (0.11)            14.54       5.50            17,772
   1998     13.22         0.24        1.19               (0.25)       (0.39)            14.01      11.12            18,159
   1997     13.35         0.29        2.94               (0.28)       (3.08)            13.22      24.68            16,686
   1996     13.08         0.31        2.34               (0.29)       (2.09)            13.35      20.70            12,444
  CLASS B
   2000    $14.46       $ 0.04       $0.48              $(0.05)      $(0.12)           $14.81       3.55%         $ 15,942
   1999     13.94         0.07        0.59               (0.03)       (0.11)            14.46       4.72            19,162
   1998     13.17         0.17        1.15               (0.16)       (0.39)            13.94      10.29            18,907
   1997(1)  14.34         0.15        1.94               (0.18)       (3.08)            13.17      22.87             7,862
-------------------------------------------------------------------------------------------------------------------------------



                                         RATIO OF       RATIO OF NET
                         RATIO OF        EXPENSES        INVESTMENT
                            NET         TO AVERAGE       INCOME TO
             RATIO OF   INVESTMENT      NET ASSETS   AVERAGE NET ASSETS
             EXPENSES      INCOME       (EXCLUDING       (EXCLUDING    PORTFOLIO
            TO AVERAGE   TO AVERAGE      WAIVERS AND     WAIVERS AND    TURNOVER
            NET ASSETS   NET ASSETS    REIMBURSEMENTS) REIMBURSEMENTS)    RATE
---------------------------------------------------------------------------------
BALANCED FUND
---------------------------------------------------------------------------------
   CLASS I
   2000         1.00%        1.52%          1.21%           1.31%         43.32%
   1999         0.95         1.81           1.12            1.64          63.54
   1998         0.80         2.06           1.18            1.68          43.77
   1997         0.80         2.67           1.14            2.33          93.85
   1996         0.80         3.68           1.11            3.37          43.80
   CLASS A
   2000         1.25%        1.27%          1.46%           1.06%         43.32%
   1999         1.20         1.56           1.37            1.39          63.54
   1998         1.05         1.81           1.43            1.43          43.77
   1997         1.05         2.44           1.39            2.10          93.85
   1996         1.05         3.43           1.36            3.12          43.80
   CLASS B
   2000         2.00%        0.52%          2.21%           0.31%         43.32%
   1999         1.95         0.80           2.13            0.62          63.54
   1998         1.80         1.02           2.18            0.64          43.77
   1997(1)      1.80         1.23           2.28            0.75          93.85
---------------------------------------------------------------------------------
EQUITY INCOME FUND
---------------------------------------------------------------------------------
   CLASS I
   2000         1.00%        1.36%          1.14%           1.22%         10.70%
   1999         0.94         1.46           1.09            1.31          19.24
   1998         0.80         2.05           1.11            1.74          40.30
   1997         0.80         2.34           1.09            2.05          76.67
   1996         0.80         2.55           1.09            2.26          85.47
   CLASS A
   2000         1.25%        1.12%          1.39%           0.98%         10.70%
   1999         1.19         1.21           1.34            1.06          19.24
   1998         1.05         1.80           1.36            1.49          40.30
   1997         1.05         2.05           1.34            1.76          76.67
   1996         1.05         2.30           1.34            2.01          85.47
  CLASS B
   2000         2.00%        0.36%          2.14%           0.22%         10.70%
   1999         1.94         0.46           2.09            0.31          19.24
   1998         1.80         1.07           2.11            0.76          40.30
   1997(1)      1.80         1.27           2.13            0.94          76.67
---------------------------------------------------------------------------------

(+)TOTAL RETURN DOES NOT REFLECT SALES LOADS ON CLASS A AND CLASS B SHARES.
(1)COMMENCED OPERATIONS ON MAY 8, 1997. ALL RATIOS INCLUDING TOTAL RETURN FOR THIS PERIOD HAVE BEEN ANNUALIZED.
AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.

    The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR



                                     REALIZED AND
          NET ASSET                   UNREALIZED     DISTRIBUTIONS  DISTRIBUTIONS                                NET ASSETS
            VALUE         NET          GAINS OR         FROM NET        FROM          NET ASSET                    END OF
          BEGINNING    INVESTMENT    (LOSSES) ON       INVESTMENT      CAPITAL        VALUE END     TOTAL          PERIOD
          OF PERIOD  INCOME (LOSS)    SECURITIES         INCOME         GAINS         OF PERIOD    RETURN(+)        (000)
------------------------------------------------------------------------------------------------------------------------------
EQUITY INDEX FUND
------------------------------------------------------------------------------------------------------------------------------
   CLASS I
   2000    $14.35       $ 0.01      $(1.45)             $   --      $ (0.07)           $12.84     (10.09)%         $ 9,034
   1999     12.01         0.05        2.32                  --        (0.03)            14.35      19.73             6,497
   1998(1)  10.00         0.03        2.01               (0.02)       (0.01)            12.01      20.44               699
   CLASS A
   2000    $14.20       $   --      $(1.45)             $  --       $ (0.07)           $12.68     (10.26)%         $ 1,797
   1999     11.93         0.04        2.26                  --        (0.03)            14.20      19.27             1,511
   1998(2)   9.92         0.02        2.02               (0.02)       (0.01)            11.93      20.59               482
   CLASS B
   2000    $14.12       $(0.09)     $(1.45)             $   --      $ (0.07)           $12.51     (10.96)%        $ 23,204
   1999     11.94        (0.02)       2.23                  --        (0.03)            14.12      18.50            22,874
   1998(3)   9.96         0.02        1.99               (0.02)       (0.01)            11.94      20.19             5,207
------------------------------------------------------------------------------------------------------------------------------
EQUITY VALUE FUND
------------------------------------------------------------------------------------------------------------------------------
   CLASS I
   2000    $17.89        $0.07      $(0.59)             $(0.06)      $(0.97)           $16.34      (2.94)%        $240,277
   1999     15.91         0.08        2.16               (0.07)       (0.19)            17.89      14.12           273,839
   1998     12.89         0.14        3.37               (0.12)       (0.37)            15.91      27.58           242,669
   1997     13.35         0.18        3.20               (0.18)       (3.66)            12.89      25.71           242,881
   1996     12.81         0.22        2.54               (0.22)       (2.00)            13.35      21.69           116,715
   CLASS A
   2000    $17.87        $0.03      $(0.59)             $(0.02)      $(0.97)           $16.32      (3.14)%         $16,669
   1999     15.91         0.04        2.15               (0.04)       (0.19)            17.87      13.77            20,025
   1998     12.90         0.11        3.36               (0.09)       (0.37)            15.91      27.18            18,546
   1997     13.35         0.15        3.20               (0.14)       (3.66)            12.90      25.51            13,923
   1996     12.83         0.19        2.51               (0.18)       (2.00)            13.35      21.15            10,000
   CLASS B
   2000    $17.71       $(0.09)     $(0.59)             $   --       $(0.97)           $16.06      (3.92)%         $33,757
   1999     15.85        (0.07)       2.12                  --        (0.19)            17.71      12.95            34,744
   1998     12.87         0.03        3.33               (0.01)       (0.37)            15.85      26.33            19,577
   1997(4)  14.81         0.04        1.73               (0.05)       (3.66)            12.87      19.17             5,072
------------------------------------------------------------------------------------------------------------------------------



                                         RATIO OF       RATIO OF NET
                         RATIO OF        EXPENSES        INVESTMENT
                            NET         TO AVERAGE    INCOME (LOSS) TO
             RATIO OF   INVESTMENT      NET ASSETS   AVERAGE NET ASSETS
             EXPENSES  INCOME (LOSS)    (EXCLUDING       (EXCLUDING     PORTFOLIO
            TO AVERAGE   TO AVERAGE      WAIVERS AND     WAIVERS AND     TURNOVER
            NET ASSETS   NET ASSETS    REIMBURSEMENTS) REIMBURSEMENTS)     RATE
-------------------------------------------------------------------------------------
EQUITY INDEX FUND
-------------------------------------------------------------------------------------
   CLASS I
   2000         0.80%        0.16%          1.17%          (0.21)%         9.48%**
   1999         0.80         0.59           1.37            0.02           2.14
   1998(1)      0.80        (0.70)          3.96           (3.86)          9.35
   CLASS A
   2000         1.05%       (0.06)%         1.42%          (0.43)%         9.48%**
   1999         1.05         0.29           1.65           (0.31)          2.14
   1998(2)      1.05        (1.63)          4.21           (4.79)          9.35
   CLASS B
   2000         1.80%       (0.83)%         2.16%          (1.19)%         9.48%**
   1999         1.80        (0.43)          2.39           (1.02)          2.14
   1998(3)      1.80        (1.51)          4.96           (4.67)          9.35

-------------------------------------------------------------------------------------
EQUITY VALUE FUND
-------------------------------------------------------------------------------------
   CLASS I
   2000         1.00%        0.41%          1.08%           0.33%         22.00%
   1999         0.94         0.46           1.06            0.34          18.58
   1998         0.80         0.83           1.07            0.56          19.69
   1997         0.80         1.26           1.06            1.00          80.24
   1996         0.80         1.67           1.08            1.39          85.30
   CLASS A
   2000         1.25%        0.16%          1.32%           0.09%         22.00%
   1999         1.19         0.22           1.31            0.10          18.58
   1998         1.05         0.58           1.32            0.31          19.69
   1997         1.05         0.98           1.31            0.72          80.24
   1996         1.05         1.42           1.33            1.14          85.30
   CLASS B
   2000         2.00%       (0.59)%         2.08%          (0.67)%        22.00%
   1999         1.95        (0.55)          2.06           (0.66)         18.58
   1998         1.80        (0.18)          2.07           (0.45)         19.69
   1997(4)      1.80         0.09           2.07           (0.18)         80.24
-------------------------------------------------------------------------------------

 ** THE PORTFOLIO TURNOVER RATE FOR THE MASTER FUND, THE SEI INDEX FUNDS S&P 500
    INDEX PORTFOLIO, IS 11.17% FOR THE PERIOD ENDING DECEMBER 31, 2000.
(+) TOTAL RETURN DOES NOT REFLECT SALES LOADS ON CLASS A AND CLASS B SHARES.
(1) COMMENCED OPERATIONS ON SEPTEMBER 3, 1998. ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.
(2) COMMENCED OPERATIONS ON SEPTEMBER 10, 1998. ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.
(3) COMMENCED OPERATIONS ON SEPTEMBER 8, 1998. ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.
(4) COMMENCED OPERATIONS ON MAY 12, 1997. ALL RATIOS INCLUDING TOTAL RETURN FOR THE PERIOD HAVE BEEN ANNUALIZED.

AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.

    The accompanying notes are an integral part of the financial statements.

                                                           [Pillar Logo Omitted]
--------------------------------------------------------------------------------
                                                               DECEMBER 31, 2000




                                  REALIZED AND
          NET ASSET                UNREALIZED  DISTRIBUTIONS   DISTRIBUTIONS                              NET ASSETS
            VALUE        NET        GAINS OR     FROM NET          FROM       NET ASSET                    END OF
          BEGINNING   INVESTMENT  (LOSSES) ON   INVESTMENT        CAPITAL     VALUE END     TOTAL          PERIOD
          OF PERIOD   INCOME (LOSS)    SECURITIES     INCOME           GAINS      OF PERIOD    RETURN(+)        (000)
----------------------------------------------------------------------------------------------------------------------
EQUITY GROWTH FUND
----------------------------------------------------------------------------------------------------------------------
   CLASS I
   2000    $14.34       $  --      $ (1.63)       $  --           $(1.41)      $11.30       (11.86)%      $259,434
   1999     11.61        (0.04)       5.37           --            (2.60)       14.34        49.62         289,471
   1998      9.24           --        2.83           --            (0.46)       11.61        31.81         199,975
   1997(1)  10.00         0.01        1.22        (0.01)           (1.98)        9.24        14.17         177,801
   CLASS A
   2000    $14.15       $   --     $ (1.63)       $  --           $(1.41)      $11.11       (12.02)%      $  7,869
   1999     11.52        (0.07)       5.30           --            (2.60)       14.15        49.12           5,376
   1998      9.25           --        2.73           --            (0.46)       11.52        30.69           3,634
   1997(1)  10.00        (0.01)       1.24           --            (1.98)        9.25        14.13             432
   CLASS B
   2000    $13.86       $(0.05)    $ (1.64)       $  --           $(1.41)      $10.76       (12.71)%      $ 43,206
   1999     11.41        (0.10)       5.15           --            (2.60)       13.86        47.97          23,446
   1998      9.18        (0.03)       2.72           --            (0.46)       11.41        30.47           6,061
   1997(2)  10.41        (0.02)       0.77           --            (1.98)        9.18        13.01             357
----------------------------------------------------------------------------------------------------------------------
MID CAP FUND
----------------------------------------------------------------------------------------------------------------------
   CLASS I
   2000    $10.98       $ 0.01     $ (0.34)       $  --           $(0.08)      $10.57        (3.02)%      $  8,585
   1999     10.70        (0.05)       0.47           --            (0.14)       10.98         4.03           9,364
   1998     14.80         0.01        0.32           --            (4.43)       10.70         7.77          11,029
   1997     13.33         0.04        2.65        (0.04)           (1.18)       14.80        20.49          46,125
   1996     12.55         0.09        1.59        (0.09)           (0.81)       13.33        13.56          45,556
----------------------------------------------------------------------------------------------------------------------
INTERNATIONAL EQUITY FUND
----------------------------------------------------------------------------------------------------------------------
   CLASS I
   2000    $16.35      $ (0.16)    $ (2.92)      $(0.07)          $(0.32)      $12.88       (18.92)%      $ 36,040
   1999     11.24         0.11        5.00           --               --        16.35        45.46          33,008
   1998     10.34        (0.01)       0.93        (0.01)           (0.01)       11.24         8.98          18,912
   1997     11.23         0.08       (0.04)       (0.08)           (0.85)       10.34         0.25          14,143
   1996     10.74         0.08        1.11        (0.08)           (0.62)       11.23        11.17          14,822
   CLASS A
   2000    $16.25      $ (0.19)    $ (2.90)      $(0.04)        $  (0.32)      $12.80       (19.06)%      $    830
   1999     11.20         0.08        4.97           --               --        16.25        45.09             691
   1998     10.33         0.01        0.88        (0.01)           (0.01)       11.20         8.69             576
   1997     11.22         0.05       (0.04)       (0.05)           (0.85)       10.33         0.00             665
   1996     10.73         0.09        1.06        (0.04)           (0.62)       11.22        10.88             788
   CLASS B
   2000    $15.97      $ (0.16)    $ (2.98)      $(0.05)        $  (0.32)      $12.46       (19.79)%      $  3,555
   1999     11.08         0.07        4.82           --               --        15.97        44.13             934
   1998     10.30        (0.06)       0.86        (0.01)           (0.01)       11.08         7.84             312
   1997(3)  11.45        (0.03)      (0.23)       (0.04)           (0.85)       10.30        (2.39)            118
----------------------------------------------------------------------------------------------------------------------



                                      RATIO OF       RATIO OF NET
                       RATIO OF       EXPENSES        INVESTMENT
                          NET        TO AVERAGE    INCOME (LOSS) TO
           RATIO OF   INVESTMENT     NET ASSETS   AVERAGE NET ASSETS
           EXPENSES  INCOME (LOSS)   (EXCLUDING      (EXCLUDING     PORTFOLIO
          TO AVERAGE  TO AVERAGE     WAIVERS AND     WAIVERS AND     TURNOVER
          NET ASSETS  NET ASSETS   REIMBURSEMENTS) REIMBURSEMENTS)    RATE
-------------------------------------------------------------------------------------
EQUITY GROWTH FUND
-------------------------------------------------------------------------------------
   CLASS I
   2000     1.00%       (0.31)%        1.07%           (0.38)%        79.70%
   1999     0.94        (0.31)         1.06            (0.43)         65.40
   1998     0.80        (0.15)         1.06            (0.41)         88.28
   1997(1)  0.80         0.07          1.07            (0.20)        114.51
   CLASS A
   2000     1.25%       (0.55)%        1.33%           (0.63)%        79.70%
   1999     1.19        (0.56)         1.31            (0.68)         65.40
   1998     1.05        (0.41)         1.32            (0.68)         88.28
   1997(1)  1.05        (0.28)         1.32            (0.55)        114.51
   CLASS B
   2000     2.00%       (1.30)%        2.08%           (1.38)%        79.70%
   1999     1.97        (1.32)         2.07            (1.42)         65.40
   1998     1.80        (1.16)         2.08            (1.44)         88.28
   1997(2)  1.80        (1.08)         2.09            (1.37)        114.51
-------------------------------------------------------------------------------------
MID CAP FUND
-------------------------------------------------------------------------------------
   CLASS I
   2000     0.80%       (0.34)%        1.18%           (0.72)%        32.63%
   1999     0.80        (0.48)         1.24            (0.92)        120.07
   1998     0.80        (0.48)         1.21            (0.89)         32.88
   1997     0.80         0.30          1.09             0.01          59.80
   1996     0.80         0.66          1.10             0.36          41.41
-------------------------------------------------------------------------------------
INTERNATIONAL EQUITY FUND
-------------------------------------------------------------------------------------
   CLASS I
   2000     1.50%       (1.00)%        1.60%           (1.10)%        58.73%
   1999     1.50         0.38          1.75             0.13          37.62
   1998     1.50         0.41          1.72             0.19         115.79
   1997     1.50         0.95          1.69             0.76          71.22
   1996     1.50         0.85          1.73             0.62          67.03
   CLASS A
   2000     1.75%       (1.27)%        1.85%           (1.37)%        58.73%
   1999     1.75         0.07          2.00            (0.18)         37.62
   1998     1.75         0.29          1.97             0.07         115.79
   1997     1.75         0.70          1.95             0.50          71.22
   1996     1.75         0.70          1.98             0.47          67.03
   CLASS B
   2000     2.50%       (2.09)%        2.59%           (2.18)%        58.73%
   1999     2.50        (0.55)         2.77            (0.82)         37.62
   1998     2.50        (0.62)         2.70            (0.82)        115.79
   1997(3)  2.50        (0.60)         2.70            (0.80)         71.22
----------------------------------------------------------------------------------------

(+) TOTAL RETURN DOES NOT REFLECT SALES LOADS ON CLASS A AND CLASS B SHARES.
(1) COMMENCED OPERATIONS ON FEBRUARY 3, 1997. ALL RATIOS INCLUDING TOTAL RETURN FOR THIS PERIOD HAVE BEEN ANNUALIZED.
(2) COMMENCED OPERATIONS ON MAY 21, 1997. ALL RATIOS INCLUDING TOTAL RETURN FOR THIS PERIOD HAVE BEEN ANNUALIZED.
(3) COMMENCED OPERATIONS ON MAY 7, 1997. ALL RATIOS FOR THIS PERIOD HAVE BEEN ANNUALIZED.

AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.

    The accompanying notes are an integral part of the financial statements.

[Graphic of Marble block Omitted]

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

The Pillar Funds (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company with seventeen funds (the "Funds"): the U.S. Treasury Securities Money Market Fund, the Tax-Exempt Money Market Fund, the Prime Obligation Money Market Fund, the U.S. Treasury Securities Plus Money Market Fund, the Institutional Select Money Market Fund (the "Money Market Funds"); the Intermediate-Term Government Securities Fund, the Fixed Income Fund, the Pennsylvania Municipal Securities Fund, the New Jersey Municipal Securities Fund, the High Yield Bond Fund (the "Fixed Income Funds"); the Balanced Fund, the Equity Income Fund, the Equity Index Fund, the Equity Value Fund, the Equity Growth Fund, the Mid Cap Fund, and the International Equity Fund (the "Equity and Balanced Funds"). Each of the Funds is "diversified" for purposes of the 1940 Act except for the New Jersey Municipal Securities Fund and the Pennsylvania Municipal Securities Fund, each of which is a non-diversified Fund. Shares of the U.S. Treasury Securities Plus Money Market Fund are offered exclusively to customers of the Money Desk of Summit Bank. The minimum investment for this Fund is $100,000. The High Yield Bond Fund and the Equity Index Fund are currently "feeder" funds in separate Master-Feeder structures. That is, the High Yield Bond Fund and the Equity Index Fund each currently invest in another open-end management investment company with the same investment objectives and hold as their only investment securities, shares of a single "master" fund, in this case, the SEI Institutional Managed Trust's High Yield Bond Portfolio and the SEI Index Funds' S&P 500 Index Portfolio, respectively. However, in certain instances the Funds are permitted to invest in securities other than a single open-end management investment company. The financial statements included herein present information relating to all of the Funds. The assets of each Fund are segregated and a shareholder's interest is limited to the Fund in which shares are held. Each Fund's prospectus provides a description of its investment objective, policies and strategies.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies followed by the Trust.
     SECURITY VALUATION--Investment securities held by the Money Market Funds are stated at amortized cost, which approximates market value. Under this valuation method, purchase discounts and premiums are accreted and amortized ratably to maturity and are included in interest income.
     Investments in equity securities that are traded on a national securities exchange (or reported on the NASDAQ national market system) are stated at the last quoted sales price if readily available for such equity securities on each business day; other equity securities traded in the over-the-counter market and listed equity securities for which no sale was reported on that date are stated at the last quoted bid price. Debt obligations exceeding sixty days to maturity for which market quotations are readily available are valued at the most recently quoted bid price. Debt obligations with sixty days or less remaining until maturity may be valued at their amortized cost. Restricted securities for which quotations are not readily available are valued at fair value using methods determined in good faith under general trustee supervision.
     The investments of the High Yield Bond and Equity Index Funds (the "Feeder Funds") in the SEI Institutional Managed Trust's High Yield Bond Portfolio and the SEI Index Funds' S&P 500 Index Portfolio (the "Master Funds"), respectively, are valued at the net asset value per share of each Master Fund determined as of the close of business on the New York Stock Exchange (generally 4:00pm EST).
     FEDERAL INCOME TAXES--It is each Fund's intention to qualify as a regulated investment company for Federal income tax purposes and to distribute all of its taxable income and net capital gains. Accordingly, no provisions for Federal income taxes are required.
     The International Equity Fund may be subject to taxes imposed by countries in which it invests with respect to its investments in issuers existing or operating in such countries. Such taxes are generally based on either income earned or repatriated. The International Equity Fund accrues such taxes when the related income is earned.

                                                          [Pillar Logo Omitted]
                                                            DECEMBER 31, 2000

     FOREIGN CURRENCY TRANSLATION--The books and records of the International Equity Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:
[BULLET] market value of investment securities, other assets and liabilities at the current rate of exchange; and
[BULLET] purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.
     The International Equity Fund does not isolate that portion of gains and losses on equity investment securities that is due to changes in foreign exchange rates from that which is due to changes in market prices of such securities.
     The International Equity Fund reports gains and losses on foreign currency related transactions as realized and unrealized gains and losses for financial reporting purposes, whereas such gains and losses are treated as ordinary income or loss for Federal income tax purposes.
     REPURCHASE AGREEMENTS--Securities pledged as collateral for Repurchase Agreements are held by the custodian bank until the respective agreements mature. Provisions of the Repurchase Agreements and procedures adopted by Summit Bank Investment Management Division, a division of Summit Bank, (the "Advisor") ensure that the market value of the collateral, including accrued interest thereon, is sufficient in the event of default by the counterparty. If the counterparty defaults and the value of the collateral declines or if the counterparty enters into an insolvency proceeding, realization of the collateral by the Fund may be delayed or limited.
     SECURITY TRANSACTIONS AND INVESTMENT INCOME--Security transactions are accounted for on the date the security is purchased or sold (trade date). Costs used in determining realized gains and losses on the sale of investment securities are those of the specific securities sold, adjusted for the accretion and amortization of purchase discounts and premiums during the respective holding periods. Interest income is recorded on the accrual basis; dividend income is recorded on the ex-dividend date. Purchase discounts and premiums on securities held by the Fixed Income Funds and the Balanced Fund are accreted and amortized to maturity using the scientific interest method, which approximates the effective interest method.
     DISTRIBUTIONS TO SHAREHOLDERS--Distributions from net investment income for the Money Market Funds and Fixed Income, Intermediate-Term Government Securities, New Jersey Municipal Securities, and Pennsylvania Municipal Securities Funds are declared daily and paid monthly. Distributions from net investment income for the High Yield Bond Fund are declared and paid monthly. The Equity Funds and the Balanced Fund declare and pay distributions from net investment income quarterly, except for the International Equity Fund which declares and pays distributions annually. Any net realized capital gains will be distributed at least annually for all Funds.
     EXPENSES--Expenses that are directly related to one of the Funds are charged directly to that Fund. Other operating expenses of the Trust are prorated to the Funds on the basis of relative net asset value. Class specific expenses, such as the 12b-1 fees, are borne by that class. Income, other expenses and realized and unrealized gains and losses of a Fund are allocated to the respective classes on the basis of the relative net assets each day.
     USE OF ESTIMATES--The preparation of the financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and reported amounts of revenues and expenses during the reporting period. Actual amounts could differ from these estimates.
     RECLASSIFICATION ON COMPONENTS OF NET ASSETS--The amounts of distributions from net investment income and net realized capital gains are determined in accordance with Federal income tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the United States. To the extent these differences are permanent, adjustments are made to the appropriate equity accounts in the period that the differences arise.

[Graphic of Marble block Omitted]

NOTES TO FINANCIAL STATEMENTS

(CONTINUED)

Accordingly, the following permanent differences, primarily attributable to net operating losses and the classification of short-term capital gains and ordinary income for tax purposes, have been reclassified to/from the following accounts for the fiscal year ended December 31, 2000.
                       UNDISTRIBUTED     ACCUMULATED    PAID-IN
                      NET INVESTMENT    REALIZED GAIN    CAPITAL
                    INCOME (LOSS)(000)  (LOSS) (000)      (000)
                   ------------------- --------------- ------------
Equity Index Fund       $  200            $  (3)        $(197)
Equity Value Fund           (1)               1            --
Equity Growth Fund       1,491           (1,304)         (187)
Mid Cap Fund                33               --           (33)

The permanent book-tax differences, noted above, are not included for the purpose of calculating net investment income (loss) per share in the financial highlights.

3. ORGANIZATION COSTS AND TRANSACTIONS WITH AFFILIATES
Organizational costs have been capitalized by the Funds and are being amortized over sixty months commencing with operations. In the event any of the initial shares of the Funds are redeemed by any holder thereof during the period that the Funds are amortizing their organizational costs, the redemption proceeds payable to the holder thereof will be reduced by the unamortized organizational costs in the same ratio as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of redemption. These costs included legal fees of approximately $60,521 for organizational work performed by a law firm of which one officer of the Trust is a partner.
     Certain officers and/or Trustees of the Trust are also officers and/or directors of SEI Investments Mutual Funds Services (the "Administrator"). Such officers are paid no fees by the Trust for serving as officers of the Trust. The Trust pays each unaffiliated Trustee an annual fee for attendance at quarterly, interim and committee meetings.
     The Funds have entered into an agreement with SEI Investments Distribution Co. (the "Distributor") to act as an agent in placing repurchase agreements for the Funds. For its services, the Distributor retains a portion of the interest earned as a commission. Aggregate commissions paid by the Trust for repurchase agreements were $351,337 for the year ended December 31, 2000.

4. ADMINISTRATION AND DISTRIBUTION AGREEMENTS
The Trust and the Administrator are parties to an administration agreement (the "Agreement"), under which the Administrator provides the Trust with administrative services. For all Funds except the Institutional Select Money Market and U.S. Treasury Plus Money Funds, the Trust pays the Administrator a fee, calculated daily and paid monthly, at the following annual rate based on the aggregate average daily net assets of such Funds: 0.20% on the first $3.5 billion of aggregate net assets; 0.16% on the next $1.5 billion of aggregate net assets; 0.14% on the next $1.5 billion of aggregate net assets; and 0.12% on the aggregate net assets in excess of $6.5 billion. The Institutional Select Money Market Fund pays the Administrator a fee at an annual rate based upon the average net assets of the Fund as follows: 0.10%, on the first $3.5 billion of aggregate net assets; and 0.08% on the next $1.5 billion of aggregate net assets; 0.07% on the next $1.5 billion of aggregate net assets; and 0.06% on the aggregate net assets in excess of $6.5 billion. The U.S. Treasury Plus Money Market Fund pays the Administrator a fee at an annual rate of 0.35% of the average daily net assets of the Fund. The Administrator has voluntarily agreed to waive its fees in the High Yield Bond and Equity Index Funds.
     The Trust has adopted a distribution plan for Class A shares (the "Class A Plan") pursuant to Rule 12b-1 under the 1940 Act. Under the Class A Plan, the Distributor is entitled to receive from the Trust an annual distribution fee of 0.25% of the Fund's Class A average daily net assets.
     The Trust has also adopted a distribution plan for Class B shares (the "Class B Plan") pursuant to Rule 12b-1 under the 1940 Act. Under the Class B Plan, the Distributor is entitled to receive from the Trust an annual distribution fee of 0.75% of the Fund's Class B average daily net assets. Additionally, the Class B Plan provides that Class B shares are subject to a service fee at an annual rate of 0.25% of the Fund's Class B average daily net assets.
     The Trust has also adopted a distribution plan for Class S shares (the "Class S Plan") pursuant to Rule 12b-1 under the 1940 Act. Under the Class S Plan, the Distributor is entitled to receive from the Trust an annual distribution fee of 0.60% of the Fund's Class S average

                                                           [Pillar Logo Omitted]
                                                               DECEMBER 31, 2000

daily net assets. The Distributor has agreed to voluntarily waive a portion of its distribution fees from Class S shares in order to limit the operating expenses of the Funds.
     The Distributor receives no fees for its distribution services for Class I shares of any fund. The U.S. Treasury Securities Plus Money Market Fund pays a distribution fee of 0.03% of average daily net assets.

5. INVESTMENT ADVISORY AND CUSTODIAN AGREEMENTS
The Trust and the Advisor are parties to an advisory agreement. Under the terms of the agreement, the Advisor will receive a fee, that is calculated daily and paid monthly, at an annual rate of 0.35% of the average daily net assets of the U.S. Treasury Securities Money Market, Prime Obligation Money Market and Tax-Exempt Money Market Funds, 0.15% of the average daily net assets of the U.S. Treasury Securities Plus Money Market Fund, 0.10% of the average daily net assets of the Institutional Select MoneyMarket Fund, 0.60% of the average daily net assets of the Fixed Income Funds and 0.75% of the average daily net assets of the Equity Funds (except the International Equity Fund) and the Balanced Fund. The Trust and the Advisor are also parties to a second advisory agreement relating only to the International Equity Fund. Under the terms of the agreement, the Advisor receives a fee, which is calculated daily and paid monthly, at an annual rate of 1.00% of the average daily net assets of the International Equity Fund. The Advisor has voluntarily agreed to waive and reimburse all or a portion of its fee in order to limit the operating expenses of the Funds.
     Pursuant to an agreement and plan of merger, dated as of October 1, 2000, between Summit Bancorp. and FleetBoston Financial Corporation, Summit Bank is expected to be merged into Fleet National Bank on or about March 1, 2001.
     As of September 1, 1998, Vontobel USA Inc. began serving as the investment sub-advisor to the International Equity Fund. Prior to that date, Wellington Management Company LLP served as the investment sub-advisor to the Fund. The sub-advisory fees are paid by the Advisor.
     Summit Bank also acts as Custodian of securities for the Trust. The Custodian plays no role in determining the investment policies of the Trust or which securities are to be purchased or sold in the Funds. For its services, the Custodian receives a fee, which is calculated daily and paid monthly, at an annual rate of 0.025% of the average daily net assets of each domestic Fund and an annual rate of 0.17% of the average daily net assets of the International Equity Fund. At December 31, 2000, payable to custodian in the Statements of Assets and Liabilities primarily consists of advances made by the custodian to the Money Market Funds for purchases of securities.
     In addition to the fees paid at the feeder level for the High Yield Bond and Equity Index Funds, each Feeder Fund's shareholders will bear indirectly their prorata portion of the administrative, distribution, advisory and other expenses of the respective Master Fund in which they invest.

6. INVESTMENT TRANSACTIONS
The cost of security purchases and the proceeds from the sale of securities, other than short term investments, for the year ended December 31, 2000 were as follows (000):
                               PURCHASES            SALES
                           -----------------  -----------------
FUND                      U.S. GOV'T.  OTHER U.S. GOV'T. OTHER
-----                    ------------  ----- ----------- -----
Intermediate-Term
  Government Securities   $   500   $   997   $ 6,696  $    --
Fixed Income               54,922    41,748    79,701   28,864
Pennsylvania Municipal
  Securities                   --     6,026        --   15,317
New Jersey Municipal
  Securities                   --     3,877        --   22,034
High Yield Bond                --     2,431        --    2,701
Balanced                    9,523    19,712     6,462   33,638
Equity Income                  --    10,923        --   39,016
Equity Index                   --    10,440        --    3,264
Equity Value                   --    67,265        --   92,609
Equity Growth                  --   286,587        --  260,806
Mid Cap                        --     3,015        --    4,055
International Equity           --    37,955        --   22,679

At December 31, 2000, the total cost of securities for Federal income tax purposes for the Funds was as follows:

                                 TAX COST (000)
                                ---------------
Fixed Income                        $193,162
High Yield Bond                        9,313
Balanced                              48,578
Equity Income                         61,971
Equity Index                          34,060
Equity Value                         192,569
Equity Growth                        225,369
Mid Cap                                6,755
International Equity                  37,927

[Graphic of Marble block Omitted]

NOTES TO FINANCIAL STATEMENTS

(CONTINUED)

The total cost of securities and the net realized gains or losses on securities sold for Federal income tax purposes at December 31, 2000, for the remaining Funds was not materially different from amounts reported for financial reporting purposes. The aggregate gross unrealized gain or loss on securities at December 31, 2000, for each Fund which had such a gain (loss) are as follows (000):

                                     BOOK NET      LESS:
                                   UNREALIZED      TAX        TAX NET
                 APPREC.  DEPREC     APPREC.       BASIS      APPREC.
              SECURITIES SECURITIES (DEPREC.)    ADJUSTMENTS  (DEPREC.)
              ---------- ---------- ---------    ----------- ----------
Intermediate-Term
   Gov't.
   Securities     $  136   $  (36)$    100       $   --        $ 100
Fixed Income       3,826   (1,103)   2,723          165        2,558
PA Municipal
   Securities        481     (240)     241           --          241
NJ Municipal
   Securities      2,363     (388)   1,975           --        1,975
High Yield Bond       --   (1,514)  (1,514)         377       (1,891)
Balanced          14,172   (2,881)  11,291           33       11,258
Equity Income     36,426   (1,993)  34,433           50       34,383
Equity Index         229       --      229          144           85
                     ---               ---          ---           --
Equity Value     104,003   (6,164)  97,839          199       97,640
Equity Growth    103,487  (16,248)  87,239        2,338       84,901
Mid Cap            2,204     (365)   1,839            3        1,836
International
   Equity          4,893   (3,137)   1,756            8        1,748

Subsequent to October 31, 2000, the following Funds had recognized net capital losses that have been deferred to 2001 for tax purposes and can be used to offset future capital gains at December 31, 2001. The Funds also had capital loss carry-forwards at December 31, 2000, that can be used to offset future capital gains.
                                          POST      CAPITAL LOSS
                                        10/31/00     CARRYOVERS
                                         CAPITAL      EXPIRING
FUND                                  LOSS DEFERRAL   2002-2008
-----                                 -------------  -----------
U.S. Treasury Securities Money Market     $  --    $   10,328
Tax-Exempt Money Market                   3,866         3,308
Prime Obligation Money Market                --        38,700
U.S. Treasury Securities Plus
   Money Market                              --        18,306
Institutional Select Money Market           233         4,079
Intermediate-Term Government Securities   3,891     1,744,298
Fixed Income                            119,186     3,674,653
Pennsylvania Municipal Securities        93,751     1,535,824
New Jersey Municipal Securities              --       302,827
High Yield Bond                         113,078         8,897
Balanced                                 39,153       365,044
Equity Index                             18,300            --
Equity Value                            908,227            --
Equity Growth                        10,725,001            --
International Equity                     65,964            --


7. CONCENTRATION OF CREDIT RISK
The Money Market Funds invest primarily in a portfolio of money market instruments maturing in one year or less whose rating are within one of the two highest rating categories assigned by a nationally recognized statistical rating organization ("NRSRO") or, if not rated, are believed by the Advisor to be of comparable quality. The ability of the issuers of the securities held by a Fund to meet their obligations may be affected by economic developments in a specific industry, state or region. The Fixed Income Funds invest in debt instruments and the Balanced Fund invests in a combination of equity, fixed income and money market securities.
     The New Jersey Municipal Securities and the Pennsylvania Municipal Securities Funds pursue their investment goals by investing substantially all of their assets in municipal securities that generate income exempt from Federal and New Jersey and Pennsylvania state income taxes, respectively. These securities include securities of municipal issuers located in New Jersey, Pennsylvania, the District of Columbia, Puerto Rico and other U.S. territories and possessions. The Funds intend to invest as much of their assets as possible in securities that are not subject to federal taxes, but each may invest up to 20% of its total assets in taxable securities including those subject to alternative minimum tax. The Funds' Advisor will purchase municipal securities rated in one of the top three highest rating categories by a nationally recognized rating organization and attempt to maintain an average weighted portfolio maturity of less than 15 years. In selecting securities for the Funds, the Advisor will consider each security's creditworthiness, yield relative to comparable issuers and maturities, appreciation potential and liquidity. The Advisor continually monitors the securities held by the Funds and may sell a security to adjust the maturity of the Funds or if better investment opportunities become available. Although the Funds maintain a portfolio containing the securities of various issuers, the issuers' ability to meet their obligations may be affected by economic developments in a specific state or region. The

                                                         [Pillar Logo Omitted]
                                                             DECEMBER 31, 2000

following tables present a summary of Standard & Poor's or Moody's ratings for the holdings in each of these portfolios:
                                                  U.S.
                      U.S.                     TREASURY
                    TREASURY    TAX-    PRIME  SECURITIES INSTITUTIONAL
                   SECURITIES  EXEMPT OBLIGATION PLUS       SELECT
                      MONEY     MONEY    MONEY   MONEY       MONEY
                     MARKET    MARKET   MARKET  MARKET      MARKET
                   ---------- --------------------------- -------------
U.S. Gov't. Securities 33.9%      --     9.4%   48.3%        8.5%
Repurchase Agreements  66.1       --     4.1    51.7         7.3
Municipal Securities     --     86.2%     --      --          --
Commercial Paper         --       --    84.4      --        82.3
Tax-Exempt Commercial
  Paper                  --     11.3      --      --          --
Other Short Term
  Securities             --      2.5     2.1      --         1.9

                    INT.-TERM            PA     NEW JERSEY
                      GOV'T.    FIXED    MUNI.     MUNI.
                    SECURITIES INCOME SECURITIES SECURITIES  BALANCED
                    ---------- ------- --------- ----------- --------
U.S. Gov't. Securities  99.2%    46.6%     --       --       12.6%
AAA                       --     11.2    52.3%    68.7%       1.7
AA                        --     13.0    32.5     22.0        3.2
A                         --     27.6     9.4      5.1       15.0
BBB                       --      1.4      --      1.0         --
NR                       0.8      0.2     5.8      3.2        1.0
Common Stock              --       --      --       --       66.5

8. OPTION TRANSACTIONS
The Equity Growth Fund transacted in call options during the year ended December 31, 2000. These transactions, which were undertaken principally to hedge against market risk, entail certain risks. These risks include: (1) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates;
(2) there may be an imperfect correlation between the movement in prices of options and the securities underlying them; and (3) there may not be a liquid secondary market for options. The following is a summary of those transactions:

                                     # OF             PREMIUM
                                   CONTRACTS           (000)
                                 -------------     --------------
      Balance at beginning
        of period                      --            $    --
      Written                      (3,680)            (1,106)
      Expired                          --                 --
      Exercised                       279                516
      Closing buys                  3,401                590
                                  -------            -------
      Balanced at end of period        --            $    --
                                  =======            =======


As of December 31, 2000 there were no equity options outstanding.


9. EQUITY SWAP TRANSACTION
The Equity Growth Fund entered into an equity swap transaction in November of 1998. This equity swap transaction involved exchanging the returns from the Equity Growth's basket of securities, inclusive of dividends, for the return of the Standard and Poor's 500 Index ("S&P 500"); also inclusive of dividends. This transaction was undertaken principally to allow the Equity Growth Fund to lock in the superior performance relative to the S&P 500 for 1998. At the time the Equity Growth Fund entered into the swap transaction, its total return was approximately four percentage points above that of the S&P 500, the benchmark index for the Fund. The Equity Growth Fund realized losses of $10,191,337 during the year ended December 31, 1998 and had an unrealized loss of $17,248,556 as of December 31, 1998 related to the equity swap transaction. On January 7, 1999 the equity swap was terminated and the unrealized loss became a realized loss in the amount of $17,717,000. For income tax purposes, the timing of the deduction for these losses is deferred to the extent it exceeds the aggregate remaining unrealized appreciation of securities held by the Fund at the time the equity swap transaction was executed.

10. FORWARD FOREIGNCURRENCY CONTRACTS
The International Equity Fund enters into forward foreign currency exchange contracts as hedges against portfolio positions and in connection with portfolio purchases and sales of securities denominated in a foreign currency. Such contracts, which protect the value of the Fund's investment securities against a decline in the value of the hedged currency, do not eliminate fluctuations in the underlying prices of the securities. They simply establish an exchange rate at a future date. Although such contracts tend to minimize the risk of loss due to a decline in the value of a hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of such foreign currency increase. The International Equity Fund realized losses of $438,216 from forward foreign currency exchange contract activity for the year ended December 31, 2000.

[Graphic of Marble block Omitted]

NOTES TO FINANCIAL STATEMENTS


     The following forward foreign currency contracts were outstanding on December 31, 2000:
                                              IN      UNREALIZED/
                              CONTRACTS TO EXCHANGE  APPRECIATION
                            DELIVER/RECEIVE  FOR    (DEPRECIATION)
MATURITY DATES                  (000)       (000)        (000)
------------------------    -------------- -------  ---------------
FOREIGN CURRENCY SALES:
02/12/01               CH          3,000  $ 1,773   $   (86)
02/12/01               EU          7,000    6,350      (232)
05/02/01               JP        170,000    1,605        86
                                          -------    ------
                                          $ 9,728    $ (232)
                                          -------    ------
FOREIGN CURRENCY PURCHASES:
02/12/01               CH          3,000   $1,691     $ 168
02/12/01               EU          7,000    6,050       533
                                           ------    ------
                                           $7,741    $  701
                                           ------    ------
                                                       $469
                                                     ======
CURRENCY LEGEND
----------------
  CH -- Swiss Francs   EU -- Euro  JP -- Japanese Yen
11. LINE OF CREDIT
Certain portfolios of The Pillar Funds entered into an agreement which enables them to participate in a $435 million unsecured line of credit with Chase Manhattan Bank and participating lenders which was terminated on December 12, 2000. Borrowings could be made solely to temporarily finance the repurchase of capital shares. In addition, a commitment fee of 0.10% per annum, payable at the end of each calendar quarter, was accrued by each participating portfolio based on its average daily unused portion of the line of credit. During the period ended December 12, 2000, The Pillar Funds had no borrowings under the agreement.

12. CALIFORNIA UTILITIES On January 4, 2001, Standard &Poor's and Moody's credit rating agencies lowered their commercial paper ratings from A-1/P-1 to A-3/P-3 for Southern California Edison. Subsequent to December 31, 2000, the Prime Obligation Money Market and Institutional Select Money Market Funds sold their holdings in this security and generated losses totalling $3,863,956 and $802,970, respectively. This transaction did not affect the $1.00 net asset value for either Fund.

13. ACCOUNTING STANDARDS ISSUED BUT NOT YET ADOPTED On November 21, 2000, the American Institute of Certified Public Accountants ("AICPA") issued the AICPA Audit and Accounting Guide "Audits of Investment Companies" (the "Guide"), effective for annual financial statements issued for fiscal years beginning after December 15, 2000. Management does not expect any material impact on results of operations or financial condition of the Fund upon adoption of the provisions of the Guide.

14. SECTOR DIVERSIFICATION
At December 31, 2000, sector diversification for the International Equity Fund was as follows:
                                     % OF           VALUE
SECTOR DIVERSIFICATION           NET ASSETS         (000)
----------------------          ----------         ------
Apparel & Textiles                    0.7%          $285
Automotive                            1.1            429
Banks                                 9.3          3,757
Building & Construction               0.3            112
Chemicals                             2.1            845
Computers & Services                  6.7          2,727
Cosmetics & Toiletries                1.7            678
Diversified Operations                1.3            534
Electronics                           4.9          1,977
Financial Services                    2.3            922
Food, Beverage & Tobacco              6.8          2,733
Insurance                             9.8          3,960
Machinery                             0.9            365
Medical Products & Services           1.2            474
Metals                                2.6          1,039
Multimedia                            0.8            326
Petroleum & Fuel Products             4.1          1,649
Pharmaceuticals                      10.6          4,282
Photographic Equipment                0.2             84
Publishing                            1.1            428
Real Estate                           1.1            466
Recycling                             0.9            384
Retail                                0.9            380
Rubber-Tires                          1.6            664
Semiconductors                        2.5          1,020
Services                              6.4          2,581
Telephones & Telecommunications       8.8          3,566
Television                            2.5          1,002
Toys                                  1.1            441
Venture Capital                       1.0            407
----------------------              -----      ---------
TOTAL FOREIGN COMMON STOCKS          95.3         38,517
FOREIGN PREFERRED STOCKS              0.6            248
FOREIGN WARRANTS                      0.7            281
OTHER INVESTMENT COMPANIES            1.6            636
----------------------              -----      ---------
TOTAL INVESTMENTS                    98.2         39,682
OTHER ASSETS & LIABILITIES, NET       1.8            743
----------------------              -----      ---------
TOTAL NET ASSETS                    100.0         40,425
======================              =====      =========

15. STATEMENTS OF ASSETS AND LIABILITIES
    AND SCHEDULES OF INVESTMENTS FOR SEI INSTITUTIONAL
    MANAGED TRUST HIGH YIELD BOND PORTFOLIO AND THE SEI
    INDEX FUNDS S&P 500 INDEX PORTFOLIO (UNAUDITED)
The following unaudited statements of assets and liabilities and schedules of investments as of December 31, 2000 are for the underlying master portfolios for the High Yield Bond and Equity Index Funds. These statements are included since the High Yield Bond and Equity Index Funds invest substantially all of their assets in these portfolios.

                                                          [Pillar Logo Omitted]
                                                             DECEMBER 31, 2000

SCHEDULE OF INVESTMENTS (UNAUDITED)

SEI INSTITUTIONAL MANAGED TRUST HIGH YIELD BOND FUND

-------------------------------------------------------------------------------
                                     FACE AMOUNT       MARKET
DESCRIPTION                             (000)        VALUE (000)
-------------------------------------------------------------------------------
CORPORATE OBLIGATIONS--90.7%
AIR TRANSPORTATION--0.3%
   Airtran Airlines, Ser B
     10.500%, 04/15/01                  $  700          $  689
   Atlas Air
      9.375%, 11/15/06                   1,250           1,225
   Kitty Hawk (C)
      9.950%, 11/15/04                     250             120
   Pegasus Shipping Hellas, Ser A (C)
     11.875%, 11/15/04                     600             210
   Trans World Airlines (C)
     11.375%, 03/01/06                     900             171
                                                        ------
                                                         2,415
                                                        ------
APPAREL/TEXTILES--0.9%
   Collins & Aikman Floorcove, Ser B (B)
     10.000%, 01/15/07                   1,200           1,296
   Galey & Lord
      9.125%, 03/01/08                   1,500             810
   HCI Direct
     13.750%, 08/01/02                     900             810
   Levi Strauss
      7.000%, 11/01/06                   1,500           1,178
   Phillips Van-Heusen
      9.500%, 05/01/08                   1,000             930
   Pillowtex (C)
     10.000%, 11/15/06                     500              20
   Tropical Sportswear International,
     Ser A
     11.000%, 06/15/08                     900             765
   William Carter, Ser A
     10.375%, 12/01/06                     750             727
                                                        ------
                                                         6,536
                                                        ------
AUTOMOTIVE--1.7%
   Advance Stores, Ser B
     10.250%, 04/15/08                   2,350           1,762
   Aetna Industries
     11.875%, 10/01/06                   1,000             501
   American Axle & Manufacturing
      9.750%, 03/01/09                     500             422
   Collins & Aikman
     11.500%, 04/15/06                   1,700           1,326
   Delco Remy International
     10.625%, 08/01/06                   1,500           1,260
   Dura Operating, Ser B
      9.000%, 05/01/09                     750             622
   Hayes Lemmerz International
     11.000%, 07/15/06                     500             375
   Hayes Lemmerz International, Ser B
      9.125%, 07/15/07                     600             396
      8.250%, 12/15/08                     600             387
   JL French Auto Casting, Ser B
     11.500%, 06/01/09                   1,000             540

-------------------------------------------------------------------------------
                                     FACE AMOUNT       MARKET
DESCRIPTION                             (000)        VALUE (000)
-------------------------------------------------------------------------------
   LDM Technologies, Ser B
     10.750%, 01/15/07                  $  500        $    200
   Lear, Ser B
      8.110%, 05/15/09                   2,000           1,818
   Motor Coach Industries International
     11.250%, 05/01/09                   1,000             270
   Oshkosh Trucking
      8.750%, 03/01/08                   1,250           1,200
   Stanadyne Automotive, Ser B
     10.250%, 12/15/07                   1,000             742
   Titan Wheel International
      8.750%, 04/01/07                     500             285
                                                      --------
                                                        12,106
                                                      --------
BROADCASTING, NEWSPAPERS & ADVERTISING--0.2%
   Telewest Communications
      9.875%, 02/01/10                     500             435
   XM Satellite Radio
     14.000%, 03/15/10                   1,200             660
                                                      --------
                                                         1,095
                                                      --------
BROADCASTING, TELEVISION & RADIO--10.8%
   Ackerley Group, Ser B
      9.000%, 01/15/09                   1,600           1,400
   ACME Television, Ser B (B)
     24.130%, 09/30/04                     500             432
   Adelphia Communications
     10.875%, 10/01/10                   3,500           3,377
      8.875%, 01/15/07                     800             697
      7.875%, 05/01/09                     500             407
   Adelphia Communications, Ser B
     10.500%, 07/15/04                     500             494
      8.375%, 02/01/08                   2,050           1,763
   Adelphia Communications, Ser B (E)
      8.553%, 01/15/08                   1,850             712
   Allbritton Communications, Ser B
      9.750%, 11/30/07                     800             780
   Australis Media (B)
      9.722%, 05/15/03                     400               4
   Big City Radio (B)
     30.910%, 03/15/05                   1,700             595
   Cable Satisfaction International
     12.750%, 03/01/10                   2,000           1,060
   Calahan Nordrhein-Westfalen (A)
     14.000%, 07/15/10                   2,950           2,640
   Charter Communications Holdings
     10.250%, 01/15/10                   1,750           1,706
   Charter Communications Holdings
     LLC
      8.625%, 04/01/09                   1,500           1,361
   Charter Communications Holdings
     LLC (B)
     12.270%, 04/01/11                   1,600             928

[Graphic of Marble block Omitted]

SCHEDULE OF INVESTMENTS (UNAUDITED)

SEI INSTITUTIONAL MANAGED TRUST HIGH YIELD BOND FUND (CONTINUED)

-------------------------------------------------------------------------------
                                     FACE AMOUNT       MARKET
DESCRIPTION                             (000)        VALUE (000)
-------------------------------------------------------------------------------
   Citadel Broadcasting
      9.250%, 11/15/08                 $ 1,850        $  1,794
   Classic Cable
     10.500%, 03/01/10                   1,400             630
   Clear Channel Communications
      8.000%, 11/01/08                     500             503
   Coaxial Communication LLC
     10.000%, 08/15/06                   2,150           2,045
   Coaxial Communication LLC (B)
     12.510%, 08/15/08                   1,600           1,154
   Comcast
     10.500%, 06/15/06                     700             809
      9.625%, 03/15/02                     350             360
      8.875%, 04/01/07                     350             369
      8.250%, 02/15/08                     650             674
   CSC Holdings
      9.875%, 02/15/13                     650             666
      9.250%, 11/01/05                     250             255
   CSC Holdings, Ser B
      8.125%, 07/15/09                   1,400           1,426
      8.125%, 08/15/09                     750             764
   Cumulus Media
     10.375%, 07/01/08                   1,450           1,164
   Diamond Cable Communications
     PLC (B)
     13.940%, 02/15/07                   1,450             971
     13.250%, 09/30/04                     300             279
     11.750%, 12/15/05                   1,050             945
   Diamond Holdings PLC
      9.125%, 02/01/08                   1,000             815
   Echostar DBS
      9.375%, 02/01/09                   2,500           2,425
   Ekable Hessen (A)
     14.500%, 09/01/10                   2,350           1,986
   Emmis Communications, Ser B
      8.125%, 03/15/09                   1,200           1,110
   Frontiervision Holdings (B)
     12.350%, 09/15/07                     600             516
   Frontiervision Holdings, Ser B (B)
     12.330%, 09/15/07                     700             602
   Golden Sky Systems, Ser B
     12.375%, 08/01/06                     400             406
   Granite Broadcasting
      9.375%, 12/01/05                   1,000             610
      8.875%, 05/15/08                     500             305
   Gray Communications System
     10.625%, 10/01/06                     700             677
   James Cable Partnership LP, Ser B
     10.750%, 08/15/04                   1,500             945
   Lamar Media
      9.625%, 12/01/06                     450             463
   Lin Holdings (B)
     11.140%, 03/01/08                     500             366


-------------------------------------------------------------------------------
                                     FACE AMOUNT       MARKET
DESCRIPTION                             (000)        VALUE (000)
-------------------------------------------------------------------------------
   Mediacom Capital LLC
      7.875%, 02/15/11                 $ 5,500        $  4,634
   Muzak Holdings LLC (B)
     14.860%, 03/15/10                     500             280
   Northland Cable Television
     10.250%, 11/15/07                   1,200             804
   NTL, Ser B
     10.000%, 02/15/07                     400             345
   Olympus LP, Ser B
     10.625%, 11/15/06                   2,000           1,840
   Pegasus Communications, Ser B
     12.500%, 08/01/07                     500             502
      9.750%, 12/01/06                     500             465
      9.625%, 10/15/05                     550             511
   Price Communications Wireless, Ser B
      9.125%, 12/15/06                   1,600           1,620
   Production Resources Group
     11.500%, 01/15/08                     500             250
   Renaissance Media Group (B)
     11.630%, 04/15/08                   1,000             684
   Rogers Cablesystems
     10.000%, 12/01/07                     450             472
   Rogers Communications
      9.125%, 01/15/06                     400             404
      8.875%, 07/15/07                     650             643
   Salem Communications, Ser B
      9.500%, 10/01/07                   2,030           1,921
   Sinclair Broadcast Group
     10.000%, 09/30/05                     800             776
   STC Broadcasting
     11.000%, 03/15/07                   2,000           1,800
   Sun Media
      9.500%, 05/15/07                     325             316
   Susquehanna Media
      8.500%, 05/15/09                   1,350           1,330
   Telewest Communication (B)
     13.420%, 04/15/09                   1,650             775
   Telewest Communications PLC
     11.250%, 11/01/08                     500             446
      9.625%, 10/01/06                     750             645
   Telewest Communications PLC (B)
     11.000%, 10/01/07                   2,000           1,780
   Time Warner
      9.750%, 07/15/08                   1,350           1,242
   Tri-State Outdoor Media
     11.000%, 05/15/08                   1,450           1,102
   United Globalcom, Ser B (B)
     13.040%, 02/15/08                   2,000             820
   United Pan-Europe Communication,
     Ser B (B)
     16.260%, 08/01/09                     350             107

                                                           [Pillar Logo Omitted]
                                                               DECEMBER 31, 2000

--------------------------------------------------------------------------------
                                     FACE AMOUNT       MARKET
DESCRIPTION                             (000)        VALUE (000)
--------------------------------------------------------------------------------
   United Pan-Europe Communications,
     Ser B
     11.500%, 02/01/10                 $ 1,000        $    652
     11.250%, 02/01/10                   3,000           1,935
     10.875%, 08/01/09                   1,000             640
   Viacom
      9.000%, 02/01/06                     500             515
   Young Broadcasting, Ser B
      9.000%, 01/15/06                     150             139
      8.750%, 06/15/07                   1,400           1,269
                                                      --------
                                                        76,054
                                                      --------
BUILDING & CONSTRUCTION--2.8%
   AAF-McQuay
      8.875%, 02/15/03                     835             718
   Brand Scaffold Services
     10.250%, 02/15/08                   1,650           1,483
   California Steel Industry, Ser B
      8.500%, 04/01/09                     500             420
   Dayton Superior
     13.000%, 06/15/09                   1,500           1,350
   DR Horton
      9.750%, 09/15/10                   4,100           3,854
      8.000%, 02/01/09                     900             810
   Formica, Ser B
     10.875%, 03/01/09                   1,000             375
   International Utility Structures
     10.750%, 02/01/08                   1,300             884
   Lennar, Ser B
      9.950%, 05/01/10                     950             969
   MMI Products, Ser B
     11.250%, 04/15/07                   1,000             975
   Morris Materials Handling (C)
      9.500%, 04/01/08                     400              12
   Nortek
      9.875%, 03/01/04                   1,500           1,399
   Nortek, Ser B
      9.125%, 09/01/07                   3,000           2,707
   Oglebay Norton
     10.000%, 02/01/09                   1,000             850
   Republic Group
      9.500%, 07/15/08                     700             707
   Ryland Group
      9.750%, 09/01/10                   1,000             957
   Standard Pacific
      9.500%, 09/15/10                   1,250           1,183
                                                      --------
                                                        19,653
                                                      --------
CASINO HOTELS & SERVICES--6.8%
   Anchor Gaming (A)
      9.875%, 10/15/08                   3,850           3,956

--------------------------------------------------------------------------------
                                     FACE AMOUNT       MARKET
DESCRIPTION                             (000)        VALUE (000)
--------------------------------------------------------------------------------

   Autotote (A)
     12.500%, 08/15/10                 $ 1,550        $  1,457
   Aztar
      8.875%, 05/15/07                   1,900           1,833
   Boyd Gaming
      9.500%, 07/15/07                   1,250           1,106
   Coast Hotels & Casinos
      9.500%, 04/01/09                   1,900           1,841
   Eldorado Resorts
     10.500%, 08/15/06                   1,000             990
   Fitzgeralds Gaming, Ser B (C)
     12.250%, 12/15/04                   1,400             840
   Harrahs Operating
      7.875%, 12/15/05                   1,000             995
   Harvey Casinos Resorts
     10.625%, 06/01/06                   2,650           2,769
   Hollywood Casino
     11.250%, 05/01/07                   3,750           3,872
   Hollywood Casino Shreveport
     13.000%, 08/01/06                   1,800           1,917
   Majestic Star Casino, Ser B
     10.875%, 07/01/06                   1,300           1,118
   Mandalay Resort Group
      9.500%, 08/01/08                   1,000             990
      9.250%, 12/01/05                   1,600           1,560
   Mandalay Resort Group, Ser B
     10.250%, 08/01/07                   5,500           5,431
   MGM Mirage
      9.750%, 06/01/07                   2,000           2,090
   Muzak LLC
      9.875%, 03/15/09                   1,000             875
   Park Place Entertainment
      9.375%, 02/15/07                     850             875
      8.875%, 09/15/08                   5,000           5,050
      7.875%, 12/15/05                   1,000             980
   Peninsula Gaming, Ser B
     12.250%, 07/01/06                   1,000             982
   Riviera Black Hawk
     13.000%, 05/01/05                     700             706
   Station Casinos
     10.125%, 03/15/06                   3,450           3,571
      9.875%, 07/01/10                     850             872
      9.750%, 04/15/07                   1,150           1,164
                                                      --------
                                                        47,840
                                                      --------
CHEMICALS--3.5%
   Avecia Group PLC
     11.000%, 07/01/09                   5,250           5,184
   Borden Chemicals & Plastics
      9.500%, 05/01/05                   1,100             410

[Graphic of Marble block Omitted]

SCHEDULE OF INVESTMENTS (UNAUDITED)

SEI INSTITUTIONAL MANAGED TRUST HIGH YIELD BOND FUND (CONTINUED)

--------------------------------------------------------------------------------
                                     FACE AMOUNT       MARKET
DESCRIPTION                             (000)        VALUE (000)
--------------------------------------------------------------------------------

   Georgia Gulf
     10.375%, 11/01/07                  $  800        $    748
   Huntsman (A)
      9.500%, 07/01/07                     500             300
      9.500%, 07/01/07                   1,150             690
   Huntsman ICI Chemicals
     10.125%, 07/01/09                   6,200           6,029
   Huntsman ICI Chemicals (E)
     13.069%, 12/31/09                   2,100             577
   Huntsman Polymers
     11.750%, 12/01/04                     250             192
   ISP Holdings, Ser B
      9.000%, 10/15/03                     500             380
   Laroche Industries, Ser B (C)
      9.500%, 09/15/07                   2,000             100
   LLS
     11.625%, 08/01/09                   1,000             815
   Lyondell Chemical
     10.875%, 05/01/09                   3,650           3,431
   Lyondell Chemical, Ser B
      9.875%, 05/01/07                   2,400           2,328
   NL Industries
     11.750%, 10/15/03                     450             454
   Octel Developments
     10.000%, 05/01/06                     950             893
   Philipp Brothers Chemical
      9.875%, 06/01/08                   1,200             864
   Sterling Chemical, Ser B
     12.375%, 07/15/06                     500             460
   Sterling Chemicals
     11.750%, 08/15/06                   1,000             480
   Sterling Chemicals Holdings (B)
     30.800%, 08/15/08                   1,000             105
   Texas Petrochemical, Ser B
     11.125%, 07/01/06                     450             340
                                                      --------
                                                        24,780
                                                      --------
COMMERCIAL SERVICES--1.4%
   Coinstar (B)
     13.000%, 10/01/06                   1,000             992
   Iron Mountain
      8.250%, 07/01/11                     750             709
   Iron Mountain (A)
      9.125%, 07/15/07                     450             445
   IT Group, Ser B
     11.250%, 04/01/09                   1,000             780
   La Petite Acadamy, Ser B
     10.000%, 05/15/08                   1,490             790
   Mail-Well, Ser B
      8.750%, 12/15/08                     500             350
   Protection One Alarm Monitor (A)
      8.125%, 01/15/09                     350             168


--------------------------------------------------------------------------------
                                     FACE AMOUNT       MARKET
DESCRIPTION                             (000)        VALUE (000)
--------------------------------------------------------------------------------

   Travelcenters of America
     12.750%, 05/01/09                 $ 2,500        $  2,413
   Trico Marine Service, Ser G
      8.500%, 08/01/05                   2,055           1,955
   URS, Ser B
     12.250%, 05/01/09                     900             903
   Worldwide Flight Service, Ser B
     12.250%, 08/15/07                     800             576
                                                      --------
                                                        10,081
                                                      --------
COMMUNICATIONS--1.9%
   Allegiance Telecom, Ser B (B)
     13.940%, 02/15/08                   1,350             844
   Covad Communications Group
     12.500%, 02/15/09                     800             192
   Covad Communications Group, Ser B
     12.000%, 02/15/10                   4,950           1,139
   Exodus Communications
     11.250%, 07/01/08                   1,200           1,068
     10.750%, 12/15/09                   2,150           1,849
   Global Crossing Holdings
      9.125%, 11/15/06                     200             191
   International Wire Group
     11.750%, 06/01/05                     600             585
   International Wire Group, Ser B
     11.750%, 06/01/05                   1,775           1,731
   McleodUSA
     11.500%, 05/01/09                   1,000             997
   Nextel International (A)
     12.750%, 08/01/10                   1,800           1,440
   Northpoint Communications Group
     12.875%, 02/15/10                     800              56
   PTC International Finance II
     11.250%, 12/01/09                   1,000             950
   Voicestream Wire (B)
      9.580%, 11/15/09                   1,750           1,277
   Williams Communications
     11.700%, 08/01/08                   1,000             800
                                                      --------
                                                        13,119
                                                      --------
COMPUTERS & SERVICES--1.1%
   Diva Systems, Ser B (B)
     21.260%, 03/01/08                   3,757           1,540
   Earthwatch (B)
     18.370%, 07/15/07                   2,250           1,575
   Equinix
     13.000%, 12/01/07                     800             560
   Exodus Communications (A)
     11.625%, 07/15/10                   1,600           1,424
   Psinet
     11.500%, 11/01/08                     350              94
     11.000%, 08/01/09                   3,600             936

                                                           [Pillar Logo Omitted]
                                                               DECEMBER 31, 2000

--------------------------------------------------------------------------------
                                     FACE AMOUNT       MARKET
DESCRIPTION                             (000)        VALUE (000)
--------------------------------------------------------------------------------

   Psinet, Ser B
     10.000%, 02/15/05                  $  950        $    247
   Rhythms Netconnections
     12.750%, 04/15/09                   1,600             400
   Rhythms Netconnections, Ser B (B)
     13.914%, 05/15/08                   1,700             204
   Unisys
     11.750%, 10/15/04                     500             527
      7.875%, 04/01/08                     650             603
                                                      --------
                                                         8,110
                                                      --------
CONTAINERS & PACKAGING--0.8%
   Amtrol
     10.625%, 12/31/06                     400             318
   Applied Extrusion Technologies, Ser B
     11.500%, 04/01/02                     800             468
   Ball
      8.250%, 08/01/08                     700             674
   BWAY, Ser B
     10.250%, 04/15/07                     800             732
   Consolidated Container Capital
     10.125%, 07/15/09                   1,000             885
   Consumers Packaging
      9.750%, 02/01/07                     750              19
   Crown Packaging (B)
     37.200%, 08/01/06                     775               8
   Graham Packaging, Ser B
      8.750%, 01/15/08                     400             236
   Owens-Illinois
      8.100%, 05/15/07                   1,050             567
   Packaged Ice, Ser B
      9.750%, 02/01/05                   1,100             869
   Pliant
     13.000%, 06/01/10                   1,300             721
   SF Holdings Group, Ser B (B)
     18.640%, 03/15/08                   1,000             400
                                                      --------
                                                         5,897
                                                      --------
COSMETICS & TOILETRIES--0.4%
   American Tissue, Ser B
     12.500%, 07/15/06                   1,500           1,200
   Drypers, Ser B (C)
     10.250%, 06/15/07                   1,450             120
   Playtex Family Products
      9.000%, 12/15/03                   1,350           1,303
   Playtex Products, Ser B
      8.875%, 07/15/04                     400             380
                                                      --------
                                                         3,003
                                                      --------
DIVERSIFIED OPERATIONS--1.7%
   Amscan Holdings
      9.875%, 12/15/07                     650             523

--------------------------------------------------------------------------------
                                     FACE AMOUNT       MARKET
DESCRIPTION                             (000)        VALUE (000)
--------------------------------------------------------------------------------

   Boyds Collection, Ser B
      9.000%, 05/15/08                  $  478        $    452
   Elgar Holdings
      9.875%, 02/01/08                   1,000             645
   Flag
      8.250%, 01/30/08                     750             638
   Jordan Industries, Ser B
     10.375%, 08/01/07                   1,200           1,008
   Jordan Industries, Ser D
     10.375%, 08/01/07                   1,025             861
   Kansas City Southern (A)
      9.500%, 10/01/08                     750             769
   Knology Holdings (B)
     19.390%, 10/15/07                   6,100           1,159
   Lodestar Holdings (C)
     11.500%, 05/15/05                     750              66
   Maxxam Group Holdings, Ser B
     12.000%, 08/01/03                     600             474
   SCG Holding
     12.000%, 08/01/09                   4,623           3,906
   Werner Holdings, Ser A
     10.000%, 11/15/07                   1,750           1,610
   Western Federal Notes (C)
     15.500%, 09/30/99                     500             150
                                                      --------
                                                        12,261
                                                      --------
ELECTRICAL SERVICES--3.2%
   Aavid Thermal Technology
     12.750%, 02/01/07                     500             425
   AES
      9.375%, 09/15/10                   2,400           2,454
      8.500%, 11/01/07                     800             773
      8.000%, 12/31/08                     500             456
   Ampex, Ser B
     12.000%, 03/15/03                   1,000             500
   Calpine
      7.750%, 04/15/09                   2,500           2,328
   CMS Energy
      7.500%, 01/15/09                   1,800           1,651
   CMS Energy, Ser B
      6.750%, 01/15/04                     800             756
   Cogentrix Energy, Ser B
      8.750%, 10/15/08                   1,250           1,275
   Communications Instrument, Ser B
     10.000%, 09/15/04                     500             427
   Condor Systems, Ser B
     11.875%, 05/01/09                   1,250             822
   Details, Ser B
     10.000%, 11/15/05                     500             460
   Flextronics International (A)
      9.875%, 07/01/10                   1,750           1,706
   Integrated Electrical Services, Ser B
      9.375%, 02/01/09                   2,500           2,225

[Graphic of Marble block Omitted]

SCHEDULE OF INVESTMENTS (UNAUDITED)

SEI INSTITUTIONAL MANAGED TRUST HIGH YIELD BOND FUND (CONTINUED)

--------------------------------------------------------------------------------
                                     FACE AMOUNT       MARKET
DESCRIPTION                             (000)        VALUE (000)
--------------------------------------------------------------------------------

   Motors & Gears, Ser D
     10.750%, 11/15/06                 $ 1,840        $  1,638
   Niagra Mohawk Power, Ser G
      7.750%, 10/01/08                     800             835
   TNP Enterprises, Ser B
     10.250%, 04/01/10                   1,250           1,306
   Viasystems
      9.750%, 06/01/07                   1,000             792
   Viasystems, Ser B
      9.750%, 06/01/07                     600             476
   Wesco Distribution, Ser B
      9.125%, 06/01/08                   1,750           1,540
                                                      --------
                                                        22,845
                                                      --------
ENTERTAINMENT--5.1%
   Alliance Atlantis Communications
     13.000%, 12/15/09                   1,750           1,735
   AMC Entertainment
      9.500%, 03/15/09                   1,000             590
      9.500%, 02/01/11                   1,000             577
   AMF Bowling Worldwide, Ser B (C)
     12.250%, 03/15/06                     306              43
     10.875%, 03/15/06                     700             105
   Argosy Gaming
     10.750%, 06/01/09                   5,855           6,104
   Bally Total Fitness Holding, Ser D
      9.875%, 10/15/07                     400             371
   Booth Creek Ski Holdings, Ser B
     12.500%, 03/15/07                   1,150             839
   Cinemark USA, Ser B
      9.625%, 08/01/08                     100              66
      8.500%, 08/01/08                     500             295
   Cinemark USA, Ser D
      9.625%, 08/01/08                     500             325
   Hard Rock Hotel, Ser B
      9.250%, 04/01/05                   2,250           2,002
   Horseshoe Gaming Holdings, Ser B
      8.625%, 05/15/09                   1,000             979
   Horseshoe Gaming LLC, Ser B
      9.375%, 06/15/07                   1,100           1,103
   Imax
      7.875%, 12/01/05                   1,750             954
   Isle of Capri Casinos
      8.750%, 04/15/09                   1,600           1,416
   KSL Recreation Group, Ser B
     10.250%, 05/01/07                   1,000             980
   Loews Cineplex Entertainment
      8.875%, 08/01/08                   1,000             150
   Louisiana Casino Cruises, Ser B
     11.000%, 12/01/05                   1,000           1,040
   Mohegan Tribal Gaming
      8.750%, 01/01/09                   2,000           1,997

--------------------------------------------------------------------------------
                                     FACE AMOUNT       MARKET
DESCRIPTION                             (000)        VALUE (000)
--------------------------------------------------------------------------------

   Pinnacle Entertainment, Ser B
      9.500%, 08/01/07                 $ 3,725        $  3,762
      9.250%, 02/15/07                   1,000           1,010
   Regal Cinemas
      9.500%, 06/01/08                     900              56
      8.875%, 12/15/10                     450              28
   Silver Cinemas (C)
     10.500%, 04/15/05                     800              60
   Six Flags
      9.750%, 01/15/07                     500             499
      9.750%, 06/15/07                     500             485
      9.250%, 04/01/06                     500             480
   Town Sports International, Ser B
      9.750%, 10/15/04                   4,000           3,685
   Vail Resorts
      8.750%, 05/15/09                   1,100           1,034
   Waterford Gaming LLC (A)
      9.500%, 03/15/10                   1,053           1,042
   Windsor Woodmount Black Hawk (A)
     13.000%, 03/15/05                   1,000             980
   Yanknets LLC (A)
     12.750%, 03/01/07                   1,000             965
                                                      --------
                                                        35,757
                                                      --------
ENVIRONMENTAL SERVICES--0.9%
   Allied Waste North America, Ser B
     10.000%, 08/01/09                   5,000           4,712
      7.875%, 01/01/09                   1,450           1,345
   Waste Systems International (A)
      7.000%, 05/13/05                     800              80
   Waste Systems International, Ser B
     11.500%, 01/15/06                     550             198
                                                      --------
                                                         6,335
                                                      --------
FINANCIAL SERVICES--0.5%
   Homeside, Ser B
     11.250%, 05/15/03                     325             348
   Labrache
     12.000%, 03/02/07                   1,000           1,050
   Lodgian Financing
     12.250%, 07/15/09                     900             810
   Madison River Financial
     13.250%, 03/01/10                     600             390
   Sovereign Bancorp
     10.500%, 11/15/06                   1,000             985
                                                      --------
                                                         3,583
                                                      --------
FOOD, BEVERAGE & TOBACCO--1.9%
   Agrilink Foods
     11.875%, 11/01/08                   2,000           1,305
   Archibald Candy
     10.250%, 07/01/04                   1,300             637

                                                           [Pillar Logo Omitted]
                                                               DECEMBER 31, 2000

--------------------------------------------------------------------------------
                                     FACE AMOUNT       MARKET
DESCRIPTION                             (000)        VALUE (000)
--------------------------------------------------------------------------------

   Aurora Foods, Ser B
      9.875%, 02/15/07                 $ 1,050        $    748
      8.750%, 07/01/08                     850             589
   B&G Foods
      9.625%, 08/01/07                   1,500             964
   Carrols
      9.500%, 12/01/08                   1,000             647
   Eagle Family Foods, Ser B
      8.750%, 01/15/08                   1,500             750
   Fleming, Ser B
     10.500%, 12/01/04                     670             519
   Keebler
     10.750%, 07/01/06                   1,000           1,065
   Luigino's
     10.000%, 02/01/06                   1,200             948
   Mrs Fields Original, Ser B
     10.125%, 12/01/04                   1,010             864
   Mrs. Fields Holdings (B)
     25.590%, 12/01/05                     800             360
   National Wine & Spirits
     10.125%, 01/15/09                   1,550           1,333
   New World Pasta
      9.250%, 02/15/09                   1,000             430
   Premier International Food
     12.000%, 09/01/09                   1,800           1,476
   Pueblo Xtra International
      9.500%, 08/01/03                     473             208
   Vlasic Foods International, Ser B
     10.250%, 07/01/09                   1,250             275
                                                      --------
                                                        13,118
                                                      --------
FORESTRY--0.1%
   Tembec Industries
      8.625%, 06/30/09                     920             911
                                                      --------
GARDEN PRODUCTS--0.3%
   Color Spot Nurseries
     10.500%, 12/15/07                   1,300             494
   Scotts (A)
      8.625%, 01/15/09                   2,000           1,940
                                                      --------
                                                         2,434
                                                      --------
GAS/NATURAL GAS--0.3%
   Western Gas Resources
     10.000%, 06/15/09                   2,000           2,090
                                                      --------
HOTELS & LODGING--1.0%
   American Skiing, Ser B
     12.000%, 07/15/06                     450             360
   Boca Resorts
      9.875%, 04/15/09                     900             828
   HMH Properties, Ser A
      7.875%, 08/01/05                     550             529

--------------------------------------------------------------------------------
                                     FACE AMOUNT       MARKET
DESCRIPTION                             (000)        VALUE (000)
--------------------------------------------------------------------------------

   HMH Properties, Ser B
      7.875%, 08/01/08                 $ 1,250        $  1,200
   HMH Properties, Ser C
      8.450%, 12/01/08                     500             485
   John Q. Hammons Hotels
      8.875%, 02/15/04                     500             452
   Prime Hospitality
      9.250%, 01/15/06                     600             609
   Prime Hospitality, Ser B
      9.750%, 04/01/07                     450             452
   Sun International Hotels
      9.000%, 03/15/07                   1,950           1,804
                                                      --------
                                                         6,719
                                                      --------
HOUSEHOLD PRODUCTS, FURNITURE & FIXTURES--0.8%
   Congoleum
      8.625%, 08/01/08                   1,000             502
   Holmes Products, Ser D
      9.875%, 11/15/07                     500             220
   Home Products International
      9.625%, 05/15/08                     800             448
   International Knife & Saw
     11.375%, 11/15/06                     500             246
   Jostens
     12.750%, 05/01/10                   1,500           1,350
   Safelite Glass, Ser B (D)
      9.875%, 12/15/06                     800               6
   Sealy Mattress, Ser B
      9.875%, 12/15/07                   1,000             965
   Sealy Mattress, Ser B (B)
     11.910%, 12/15/07                     500             375
   Simmons, Ser B
     10.250%, 03/15/09                     750             694
   Sleepmaster, Ser B
     11.000%, 05/15/09                     700             532
                                                      --------
                                                         5,338
                                                      --------
INSURANCE--0.2%
   Willis Corroon
      9.000%, 02/01/09                   1,500           1,335
                                                      --------
LEASING & RENTING--0.3%
   Anthony Crane Rental LP, Ser B
     10.375%, 08/01/08                     875             334
   Neff
     10.250%, 06/01/08                     500             220
   United Rentals, Ser B
      9.250%, 01/15/09                     800             608
   Universal Compression (B)
     10.250%, 02/15/08                   1,400           1,148
                                                      --------
                                                         2,310
                                                      --------

[Graphic of Marble block Omitted]

SCHEDULE OF INVESTMENTS (UNAUDITED)

SEI INSTITUTIONAL MANAGED TRUST HIGH YIELD BOND FUND (CONTINUED)

--------------------------------------------------------------------------------
                                     FACE AMOUNT       MARKET
DESCRIPTION                             (000)        VALUE (000)
--------------------------------------------------------------------------------

MACHINERY--0.5%
   Eagle Geophysical (C)
      1.152%, 07/15/08                 $ 1,000        $    105
   Grove Worldwide
      9.250%, 05/01/08                   1,000              90
   GSI Group
     10.250%, 11/01/07                   1,000             760
   Numatics, Ser B
      9.625%, 04/01/08                     800             496
   Sequa
      9.000%, 08/01/09                   1,800           1,786
   Simonds Industries
     10.250%, 07/01/08                     600             421
   Thermadyne Holdings (B)
     24.680%, 06/01/08                     550               5
                                                      --------
                                                         3,663
                                                      --------
MARINE TRANSPORTATION--0.3%
   First Wave Marine
     11.000%, 02/01/08                   1,000             217
   Golden Ocean Group
     10.000%, 08/31/01                   1,032             175
   Sea Containers
     10.750%, 10/15/06                     700             506
   Ultapetrol
     10.500%, 04/01/08                     800             600
   Vectura Group, Ser B
     10.250%, 06/30/08                   1,100             836
                                                      --------
                                                         2,334
                                                      --------
MEDICAL PRODUCTS & SERVICES--2.9%
   Alaris Medical (B)
     28.090%, 08/01/08                   1,000              81
   Beverly Enterprises
      9.000%, 02/15/06                     700             644
   Fountain View, Ser B
     11.250%, 04/15/08                   1,000             400
   HCA - Healthcare
      8.750%, 09/01/10                   4,250           4,488
   HealthSouth (A)
     10.750%, 10/01/08                   2,500           2,625
   Iasis Healthcare
     13.000%, 10/15/09                   2,000           1,820
   Leiner Health Products
      9.625%, 07/10/07                     500             100
   Lifepoint Hospitals Holdings, Ser B
     10.750%, 05/15/09                   3,300           3,580
   Paracelsus Healthcare (C)
     10.000%, 08/15/06                     500             197
   Quest Diagnostic
     10.750%, 12/15/06                     450             474


--------------------------------------------------------------------------------
                                     FACE AMOUNT       MARKET
DESCRIPTION                             (000)        VALUE (000)
--------------------------------------------------------------------------------
   Tenet Healthcare
      9.250%, 09/01/10                 $ 4,700        $  5,105
      8.625%, 01/15/07                     500             512
   Universal Health Services
      8.750%, 08/15/05                     250             252
                                                      --------
                                                        20,278
                                                      --------
METALS & METAL FABRICATE/HARDWARE--0.7%
   AEI Resources (A)
     11.500%, 12/15/06                     500               5
   Commonwealth Industries
     10.750%, 10/01/06                     500             455
   Golden Northwest Aluminum
     12.000%, 12/15/06                     700             630
   GS Technologies
     12.000%, 09/01/04                   1,100              33
   Haynes International
     11.625%, 09/01/04                     850             595
   Kaiser Aluminum & Chemical
      9.875%, 02/15/02                     700             616
   Kaiser Aluminum & Chemical, Ser B
     10.875%, 10/15/06                     700             546
   Metallurg, Ser B
     11.000%, 12/01/07                     900             720
   Neenah, Ser B
     11.125%, 05/01/07                     500             362
   Oxford Automotive, Ser D
     10.125%, 06/15/07                   1,800           1,224
   Renco Metals
     11.500%, 07/01/03                     500              50
   Wheeling-Pittsburgh (C)
      9.250%, 11/15/07                     900              29
                                                      --------
                                                         5,265
                                                      --------
MISCELLANEOUS BUSINESS SERVICES--0.2%
   Compagnie Genera (A)
     10.625%, 11/15/07                   1,250           1,281
   Knoll
     10.875%, 03/15/06                     260             260
                                                      --------
                                                         1,541
                                                      --------
MISCELLANEOUS MANUFACTURING--1.8%
   ADV Accessory, Ser B
      9.750%, 10/01/07                     550             374
   Advanced Glassfiber
      9.875%, 01/15/09                   1,000             800
   BGF Industries, Ser B
     10.250%, 01/15/09                   1,000             870
   Burke Industries
     10.000%, 08/15/07                     600             150
   Cambridge Industries, Ser B (C)
     10.250%, 07/15/07                     500             125

                                                           [Pillar Logo Omitted]

                                                               DECEMBER 31, 2000

--------------------------------------------------------------------------------
                                     FACE AMOUNT       MARKET
DESCRIPTION                             (000)        VALUE (000)
--------------------------------------------------------------------------------
   Day International Group
     11.125%, 06/01/05                 $ 1,800        $  1,728
   Diamond Brands Operating
     10.125%, 04/15/08                     650             130
   Doskocil Manufacturing
     10.125%, 09/15/07                     500             125
   GST USA (C)
     13.250%, 05/01/07                     500             270
   Jackson Products, Ser B
      9.500%, 04/15/05                   1,800           1,548
   JPS Automotive Products
     11.125%, 06/15/01                     100             101
   Omega Cabinets
     10.500%, 06/15/07                   1,000             910
   Polymer Group, Ser B
      9.000%, 07/01/07                     600             396
   Resolution Performance (A)
     13.500%, 11/15/10                   2,650           2,716
   Safety Components International, Ser B
     10.125%, 07/15/07                     500             105
   Tekni-Plex, Ser B
     12.750%, 06/15/10                     850             680
   Wabtec
      9.375%, 06/15/05                   1,200           1,068
   Wabtec, Ser B2
      9.375%, 06/15/05                     300             267
                                                      --------
                                                        12,363
                                                      --------
PAPER & PAPER PRODUCTS--1.9%
   Berry Plastics, Ser B
     11.000%, 07/15/07                   1,300             936
   Buckeye Technologies
      9.250%, 09/15/08                     500             480
   Container of America
      9.750%, 04/01/03                     550             550
   Container of America, Ser A
     11.250%, 05/01/04                     650             650
   Doman Industries
     12.000%, 07/01/04                   1,250           1,212
      8.750%, 03/15/04                     750             315
   Fibermark
      9.375%, 10/15/06                     500             468
   Fonda Group, Ser B
      9.500%, 03/01/07                     900             702
   Four M, Ser B
     12.000%, 06/01/06                   1,200           1,152
   Gaylord Container, Ser B
      9.750%, 06/15/07                     600             378
      9.375%, 06/15/07                     850             527
   Norampac
      9.500%, 02/01/08                   1,875           1,875
   Portola Packaging
     10.750%, 10/01/05                     200             154

--------------------------------------------------------------------------------
                                     FACE AMOUNT       MARKET
DESCRIPTION                             (000)        VALUE (000)
--------------------------------------------------------------------------------

   Repap Enterprises (A)
      6.000%, 06/30/05                  $  400        $    356
   Repap New Brunswick
     10.625%, 04/15/05                   1,800           1,856
   Riverwood International
     10.875%, 04/01/08                   1,200           1,080
   Stone Container (A)
     11.500%, 08/15/06                     400             414
                                                      --------
                                                        13,105
                                                      --------
PETROLEUM & FUEL PRODUCTS--7.1%
   Abraxas Petroleum, Ser A
     11.500%, 11/01/04                   1,575           1,402
   Bellwether Exploration
     10.875%, 04/01/07                   1,800           1,710
   Canadian Forest Oil
      8.750%, 09/15/07                   2,000           1,965
   Chesapeake Energy, Ser B
      9.625%, 05/01/05                   1,740           1,790
   Clark R&M
      8.875%, 11/15/07                     500             275
   Comstock Resources
     11.250%, 05/01/07                   1,400           1,453
   Continental Resources
     10.250%, 08/01/08                     500             434
   Contour Energy
     14.000%, 04/15/03                   2,006           2,086
   Crown Central Petroleum
     10.875%, 02/01/05                   1,200             984
   Denbury Management
      9.000%, 03/01/08                   3,800           3,297
   Energy of America, Ser A
      9.500%, 05/15/07                     500             396
   Fronteir Oil
     11.750%, 11/15/09                     800             793
   Frontier Oil, Ser A
      9.125%, 02/15/06                     800             709
   Gothic Production, Ser B
     11.125%, 05/01/05                   1,700           1,819
   Grant Prideco (A)
      9.625%, 12/01/07                     750             774
   Gulf Canada Resources
      9.625%, 07/01/05                     500             516
      9.250%, 01/15/04                     700             705
      8.375%, 11/15/05                     500             505
   HS Resources
      9.250%, 11/15/06                     600             603
   HS Resources, Ser B
      9.250%, 11/15/06                     600             603
   Key Energy Services, Ser B
     14.000%, 01/15/09                   1,150           1,305
   Magnum Hunter Re
     10.000%, 06/01/07                   2,000           1,960

[Graphic of Marble block Omitted]

SCHEDULE OF INVESTMENTS (UNAUDITED)

SEI INSTITUTIONAL MANAGED TRUST HIGH YIELD BOND FUND (CONTINUED)

--------------------------------------------------------------------------------
                                     FACE AMOUNT       MARKET
DESCRIPTION                             (000)        VALUE (000)
--------------------------------------------------------------------------------

   Nuevo Energy (A)
      9.375%, 10/01/10                  $  750        $    752
   Nuevo Energy, Ser B
      9.500%, 06/01/08                   1,650           1,667
   Ocean Energy, Ser B
      8.875%, 07/15/07                   1,200           1,236
   Parker Drilling, Ser D
      9.750%, 11/15/06                   4,950           4,975
   Pioneer Natural Resource
      9.625%, 04/01/10                   1,000           1,068
   Plains Resources (A)
     10.250%, 03/15/06                     625             625
   Plains Resources, Ser B
     10.250%, 03/15/06                     975             975
   Pogo Producing, Ser B
      8.750%, 05/15/07                   1,200           1,182
   Pride International
     10.000%, 06/01/09                     500             525
      9.375%, 05/01/07                   1,000           1,030
   R&B Falcom, Ser B
     10.250%, 05/15/03                   1,000           1,014
   R&B Falcon, Ser B
      6.950%, 04/15/08                   1,100           1,040
   Southwest Royalties, Ser B
     10.500%, 10/15/04                   2,000           1,700
   Swift Energy
     10.250%, 08/01/09                   4,250           4,367
   Triton Energy Ltd.
      8.875%, 10/01/07                   1,200           1,214
   Wiser Oil
      9.500%, 05/15/07                     600             480
                                                      --------
                                                        49,934
                                                      --------
PHARMACEUTICALS--0.6%
   ICN Pharmaceuticals (A)
      8.750%, 11/15/08                   1,270           1,270
   ICN Pharmaceuticals, Ser B
      9.250%, 08/15/05                   1,150           1,167
   NBTY, Ser B
      8.625%, 09/15/07                   1,800           1,494
   Twin Laboratories
     10.250%, 05/15/06                     900             585
                                                      --------
                                                         4,516
                                                      --------
PRINTING & PUBLISHING--1.7%
   American Lawyer Media
     Holdings, Ser B (B)
     14.480%, 12/15/08                   1,000             610
   American Lawyer Media, Ser B
      9.750%, 12/15/07                   1,150           1,006
   American Media Operation
     10.250%, 05/01/09                     900             875

--------------------------------------------------------------------------------
                                     FACE AMOUNT       MARKET
DESCRIPTION                             (000)        VALUE (000)
--------------------------------------------------------------------------------

   Garden State Newspapers
      8.625%, 07/01/11                 $ 1,000        $    900
   Hollinger International Publishing
      9.250%, 03/15/07                   1,000           1,000
   Liberty Group Operating
      9.375%, 02/01/08                     650             488
   Liberty Group Publishings (B)
     25.420%, 02/01/09                     500             313
   MDC Communications
     10.500%, 12/01/06                   1,000             910
   Official Information, Ser B
     10.375%, 11/01/07                     700             581
   Perry-Judd
     10.625%, 12/15/07                     500             415
   Phoenix Color
     10.375%, 02/01/09                     750             533
   Printpack, Ser B
     10.625%, 08/15/06                     800             752
   Quebecor World
      7.750%, 02/15/09                   1,500           1,466
   Regional Independent Media Group
     10.500%, 07/01/08                   1,000           1,020
   Ziff Davis Media (A)
     12.000%, 07/15/10                   1,200             942
                                                      --------
                                                        11,811
                                                      --------
REAL ESTATE INVESTMENT TRUSTS--0.8%
   Host Marriott (A)
      9.250%, 10/01/07                   3,250           3,234
   Host Marriott, Ser E
      8.375%, 02/15/06                     500             485
   Intrawest REOC
      9.750%, 08/15/08                   1,250           1,256
   Meristar Hospitality
      8.750%, 08/15/07                   1,000             922
                                                      --------
                                                         5,897
                                                      --------
RETAIL--3.7%
   AFC Enterprises
     10.250%, 05/15/07                   1,930           1,814
   American Restaurant Group, Ser B
     11.500%, 02/15/03                     629             566
   Ameriking
     10.750%, 12/01/06                     600             240
   APCOA
      9.250%, 03/15/08                     700             231
   Avado Brands
      9.750%, 06/01/06                     525             158
   Buhrmann US
     12.250%, 11/01/09                   4,000           4,020

                                                           [Pillar Logo Omitted]

                                                               DECEMBER 31, 2000

--------------------------------------------------------------------------------
                                     FACE AMOUNT       MARKET
DESCRIPTION                             (000)        VALUE (000)
--------------------------------------------------------------------------------

   CKE Restaurants
      9.125%, 05/01/09                  $  500        $    283
   Diamond Triumph Auto
      9.250%, 04/01/08                   1,000             730
   Duane Reade
      9.250%, 02/15/08                   2,500           2,150
   Finlay Enterprises
      9.000%, 05/01/08                     200             174
   Flooring America, Ser B (C)
      9.250%, 10/15/07                     296               6
   Friendly Ice Cream
     10.500%, 12/01/07                     700             406
   HMV Media Group, Ser B
     10.250%, 05/15/08                   1,000             415
   Home Interior & Gifts
     10.125%, 06/01/08                     443             155
   Jo-Ann Stores
     10.375%, 05/01/07                     600             360
   K-Mart
      7.750%, 10/01/12                     850             609
   K-Mart, Ser 95K3
      8.540%, 01/02/15                     733             652
   Leslie's Poolmart
     10.375%, 07/15/04                   1,350           1,013
   Marsh Supermarket, Ser B
      8.875%, 08/01/07                     500             453
   Ne Restaurant
     10.750%, 07/15/08                     850             587
   Nebraska Book
      8.750%, 02/15/08                   1,000             820
   Pantry
     10.250%, 10/15/07                   1,400           1,316
   Pep Boys MTN, Ser A
      6.710%, 11/03/04                   1,800           1,154
   Perkins Family Restaurant, Ser B
     10.125%, 12/15/07                   1,000             800
   Port Royal Holdings
     10.250%, 10/01/07                   1,000             780
   RH Donnelly
      9.125%, 06/01/08                     800             778
   Romacorp
     12.000%, 07/01/06                     950             467
   Sbarro
     11.000%, 09/15/09                   1,600           1,602
   Sonic Automotive, Ser B
     11.000%, 08/01/08                   2,000           1,700
   Stater Brother Holdings
     10.750%, 08/15/06                   2,000           1,640
                                                      --------
                                                        26,079
                                                      --------

--------------------------------------------------------------------------------
                                     FACE AMOUNT       MARKET
DESCRIPTION                             (000)        VALUE (000)
--------------------------------------------------------------------------------

SEMI-CONDUCTORS/INSTRUMENTS--1.5%
   Amkor Technologies
     10.500%, 05/01/09                 $ 4,000        $  3,750
   Amphenol
      9.875%, 05/15/07                     450             454
   Fairchild Semiconductor
     10.375%, 10/01/07                   5,050           4,747
   Fisher Scientific International
      9.000%, 02/01/08                   1,000             927
   Moog, Ser B
     10.000%, 05/01/06                     500             492
                                                      --------
                                                        10,370
                                                      --------
SPECIAL PURPOSE ACQUISITION--0.4%
   Advance Holding, Ser B (B)
     23.020%, 04/15/09                   1,500             510
   AP Holdings (B)
     49.530%, 03/15/08                   1,700             117
   DTI Holdings, Ser B (B)
     21.990%, 03/01/08                   1,500             401
   P&L Coal Holdings, Ser B
      9.625%, 05/15/08                   1,250           1,245
      8.875%, 05/15/08                     250             252
                                                      --------
                                                         2,525
                                                      --------
SPECIAL PURPOSE ENTITY--0.3%
   Airplanes Pass Through Trust, Ser D
     10.875%, 03/15/19                     988             730
   Caithness Coso Fund, Ser B
      9.050%, 12/15/09                   1,000             980
   Russell-Stanley Holdings
     10.875%, 02/15/09                     750             188
                                                      --------
                                                         1,898
                                                      --------
STEEL & STEEL WORKS--0.4%
   AK Steel
      9.125%, 12/15/06                   1,000             953
   Algoma Steel
     12.375%, 07/15/05                   1,000             353
   LTV (C)
     11.750%, 11/15/09                     500              10
   National Steel, Ser D
      9.875%, 03/01/09                     500             200
   Northwestern Steel & Wire (C)
      9.500%, 06/15/01                   1,000              50
   Republic Technology
     13.750%, 07/15/09                     550              55
   Sheffield Steel, Ser B
     11.500%, 12/01/05                     500             225
   WCI Steel, Ser B
     10.000%, 12/01/04                   1,000             710

[Graphic of Marble block Omitted]

SCHEDULE OF INVESTMENTS (UNAUDITED)

SEI INSTITUTIONAL MANAGED TRUST HIGH YIELD BOND FUND (CONTINUED)

--------------------------------------------------------------------------------
                                     FACE AMOUNT       MARKET
DESCRIPTION                             (000)        VALUE (000)
--------------------------------------------------------------------------------

   Weirton Steel
     11.375%, 07/01/04                  $  250        $    103
   WHX
     10.500%, 04/15/05                     750             458
                                                      --------
                                                         3,117
                                                      --------
TELEPHONES & TELECOMMUNICATIONS--16.7%
   360Networks
     12.500%, 12/15/05                     750             611
     12.000%, 08/01/09                     500             373
   Adelphia Business Socutions, Ser B
     12.250%, 09/01/04                     500             390
   Adelphia Business Socutions, Ser B (B)
     19.380%, 04/15/03                   2,000           1,400
   Airgate PCS (B)
     13.330%, 10/01/09                   4,650           2,651
   Alamosa PCS Holdings (B)
     13.670%, 02/15/10                   7,100           3,302
   Asia Global Crossing (A)
     13.375%, 10/15/10                   6,850           5,908
   AT&T Canada
     12.000%, 08/15/07                     500             551
   AT&T Canada (B)
     10.738%, 06/15/08                   1,400           1,134
   Call-Net Enterprises
      9.375%, 05/15/09                   1,050             452
   Call-Net Enterprises (B)
     23.080%, 08/15/07                   1,000             273
     22.970%, 08/15/08                     600             114
     22.890%, 05/15/09                     500             100
   Carrier One International, Ser B
     13.250%, 02/15/09                   1,000             690
   Centennial Cellular
     10.750%, 12/15/08                   1,000             940
   Colo.com (A)
     13.875%, 03/15/10                     750             473
   Colt Telecommunications Group (B)
      2.560%, 12/15/06                     600           1,053
   Completel Europe, Ser B (B)
     17.600%, 02/15/09                   1,800             792
   Crown Castle International
     10.750%, 08/01/11                   1,500           1,560
   Dobson Communications
     10.875%, 07/01/10                     850             837
   Dobson/Sygnet Communications
     12.250%, 12/15/08                   1,000             985
   Dolphin Telecommunications (B)
     30.560%, 05/15/09                   2,250             248
   E.spire Communications
     13.750%, 07/15/07                     500             205
   E.spire Communications (B)
     34.090%, 04/01/06                     500             120
     25.550%, 07/01/08                     500             155
     13.000%, 11/01/05                   1,800             468

--------------------------------------------------------------------------------
                                     FACE AMOUNT       MARKET
DESCRIPTION                             (000)        VALUE (000)
--------------------------------------------------------------------------------

   Echostar Broadband (A)
     10.375%, 10/01/07                 $ 5,000        $  4,913
   Energis
      9.750%, 06/15/09                     650             592
   Fairpoint Communications
     12.500%, 05/01/10                   1,100             985
   Focal Communications, Ser B (B)
     18.070%, 02/15/08                   1,550             651
   Galaxy Telecommunications (C)
     12.375%, 10/01/05                   1,400             553
   GCI
      9.750%, 08/01/07                   1,400           1,306
   Global Crossing Holdings
      9.625%, 05/15/08                   1,710           1,607
   Global Telesystems Group
      9.875%, 02/15/05                   1,250             313
   Globalstar LP/Capital
     11.500%, 06/01/05                     250              31
     11.375%, 02/15/04                     400              42
     11.250%, 06/15/04                     900             113
   Golden Sky, Ser B (B)
      3.500%, 03/01/07                   1,000             645
   GST USA (C)
     13.875%, 12/15/05                   1,760             651
   GT Group Telecomunications (B)
     17.070%, 02/01/10                   1,250             413
   Hermes Europe Railtel BV
     11.500%, 08/15/07                     750             308
     10.375%, 01/15/09                   1,000             410
   Horizon PCS (B)
      6.850%, 10/01/10                   5,400           2,214
   ICG Holdings (C)
     13.500%, 09/15/05                   1,200             132
     12.500%, 05/01/06                     400              44
     11.625%, 03/15/07                     900              78
   ICG Services (C)
     10.000%, 02/15/08                   1,250             100
   Insight Midwest
      9.750%, 10/01/09                   2,250           2,233
   Intermedia Communications (B)
     11.920%, 05/15/06                     900             630
   Intermedia Communications, Ser B (B)
     11.070%, 07/15/07                     750             450
   IPCS (B)
     13.370%, 07/15/10                   2,750           1,100
   ITC Deltacom
     11.000%, 06/01/07                     422             329
      9.750%, 11/15/08                     250             188
      8.875%, 03/01/08                     455             328
   KPNQwest BV
      8.125%, 06/01/09                   1,450           1,276
   L-3 Communications, Ser B
      8.000%, 08/01/08                     750             690

                                                           [Pillar Logo Omitted]

                                                               DECEMBER 31, 2000

--------------------------------------------------------------------------------
                                     FACE AMOUNT       MARKET
DESCRIPTION                             (000)        VALUE (000)
--------------------------------------------------------------------------------

   Leap Wireless International
     12.500%, 04/15/10                 $ 5,750        $  3,335
   Level 3 Communications
     11.000%, 03/15/08                   6,750           5,940
      9.125%, 05/01/08                   1,600           1,292
   Level 3 Communications (B)
     13.390%, 12/01/08                     500             270
   Loral Space & Communications
     11.250%, 01/15/07                     800             328
   Mannesmann AG
      9.000%, 06/01/09                   1,350           1,387
   Mastec, Ser B
      7.750%, 02/01/08                     700             644
   McLeod USA
      9.250%, 07/15/07                   1,100           1,007
      8.375%, 03/15/08                     500             445
      8.125%, 02/15/09                     500             430
   McLeod USA (B)
     11.530%, 03/01/07                   2,150           1,785
   Metricom Finance
     13.000%, 02/15/10                   1,000             500
   Metromedia Fiber Network
     10.000%, 12/15/09                     600             498
   Metromedia Fiber Network, Ser B
     10.000%, 11/15/08                   1,200             996
   Metromedia International Group,
     Ser B
     10.500%, 09/30/07                   1,322             615
   Microcell Telecommunications,
     Ser B (B)
      9.730%, 06/01/06                   1,600           1,528
   Motient, Ser B
     12.250%, 04/01/08                     900             333
   MPower Communications
     13.000%, 04/01/10                   3,500           1,558
   Nextel Communications (B)
     10.670%, 02/15/08                   1,600           1,168
     10.510%, 09/15/07                   1,700           1,343
   Nextel Partners (A)
     11.000%, 03/15/10                   1,000             958
   Nextel Partners (B)
     12.420%, 02/01/09                   1,301             872
   NTL (B)
     11.200%, 11/15/07                     750             638
   Ntl Communications (A)
     11.875%, 10/01/10                     500             445
   NTL Communications, Ser B
     11.500%, 10/01/08                   1,350           1,191
   NTL, Ser A (B)
     12.750%, 04/15/05                     400             376
   NTL, Ser B (B)
     12.070%, 02/01/06                   1,200           1,044

--------------------------------------------------------------------------------
                                     FACE AMOUNT       MARKET
DESCRIPTION                             (000)        VALUE (000)
--------------------------------------------------------------------------------

   Orange PLC
      8.000%, 08/01/08                  $  650        $    650
   Orbital Imaging, Ser B
     11.625%, 03/01/05                     950             143
   Pac-West Telecommunications
     13.500%, 02/01/09                   1,900           1,577
   Pagemart Nationwide (B)
     15.000%, 02/01/05                     750             525
   Powertel
     11.125%, 06/01/07                     500             523
   Powertel (B)
     11.125%, 02/01/06                     500             485
   Price Communication Wireless
     11.750%, 07/15/07                     250             265
   Primus Telecommunications Group
     11.750%, 08/01/04                     450             122
     11.250%, 01/15/09                   1,500             405
   PTC International Finance (B)
     13.900%, 07/01/07                   1,000             730
   Qwest Communications (B)
      8.500%, 10/15/07                   1,150           1,054
   Qwest Communications, Ser B
     10.875%, 04/01/07                     325             352
   RCN
     10.125%, 01/15/10                   3,750           1,913
     10.000%, 10/15/07                   1,720             946
   RCN (B)
     18.280%, 10/15/07                     750             263
   RCN, Ser B (B)
     18.160%, 02/15/08                   1,300             416
   Rogers Cantel
      9.375%, 06/01/08                     900             927
   RSL Communications
     12.000%, 11/01/08                     750              49
      9.875%, 11/15/09                   1,000              65
      9.125%, 03/01/08                     500              20
   Rural Cellular, Ser B
      9.625%, 05/15/08                     850             782
   Sprint Spectrum
     11.000%, 08/15/06                   1,040           1,116
   Startec Global Communications
     12.000%, 05/15/08                     500             299
   Telecorp PCS
     10.625%, 07/15/10                   4,000           4,060
   Telecorp PCS (B)
     11.520%, 04/15/09                   3,750           2,564
   Teligent
     11.500%, 12/01/07                   1,000             130
   Tritel PCS (B)
     11.860%, 05/15/09                   4,150           2,843
   Triton PCS (B)
     11.010%, 05/01/08                   1,000             790

[Graphic of Marble block Omitted]

SCHEDULE OF INVESTMENTS (UNAUDITED)

SEI INSTITUTIONAL MANAGED TRUST HIGH YIELD BOND FUND (CONTINUED)

--------------------------------------------------------------------------------
                                     FACE AMOUNT       MARKET
DESCRIPTION                             (000)        VALUE (000)
--------------------------------------------------------------------------------

   US Unwired, Ser B (B)
     14.560%, 11/01/09                 $ 1,800        $    819
   Versatel Telecommunications
     11.875%, 07/15/09                   1,000             600
   Viatel
     11.500%, 03/15/09                     686             209
   Viatel (B)
     31.510%, 04/15/08                   1,400             210
   Voicestream Wire
     10.375%, 11/15/09                   1,650           1,768
   Weblink Wireless (B)
     23.600%, 02/01/08                   1,500             338
   Western Wireless
     10.500%, 06/01/06                     400             413
     10.500%, 02/01/07                     300             309
   Williams Communications
     10.875%, 10/01/09                   1,350           1,006
   WinStar Communications
     12.750%, 04/15/10                   1,700           1,122
   World Access
     13.250%, 01/15/08                     800             545
   XO Communications
     12.750%, 12/15/07                     550             468
     12.500%, 04/15/06                     800             720
     10.750%, 11/15/08                   4,900           4,043
     10.750%, 06/01/09                     500             410
     10.500%, 12/01/09                     650             520
   XO Communications (B)
     14.300%, 04/15/08                     800             416
                                                      --------
                                                       117,966
                                                      --------
TRANSPORTATION SERVICES--0.2%
   Allied Holdings, Ser B
      8.625%, 10/01/07                     850             621
   Atlantic Express
     10.750%, 02/01/04                     400             292
   Offshore Logistics, Ser B
      7.875%, 01/15/08                     600             555
                                                      --------
                                                         1,468
                                                      --------
WHOLESALE--0.1%
   Owens & Minor
     10.875%, 06/01/06                     500             520
   Pentacon, Ser B
     12.250%, 04/01/09                   1,000             540
                                                      --------
                                                         1,060
                                                      --------
Total Corporate Obligations
   (Cost $784,062)                                     640,915
                                                      --------

--------------------------------------------------------------------------------
                                     FACE AMOUNT       MARKET
DESCRIPTION                         (000)/SHARES     VALUE (000)
--------------------------------------------------------------------------------

ASSET-BACKED OBLIGATION--0.1%
   Constellation Finance LLC,
     Ser 1997-1
      9.800%, 12/14/02                  $  500        $    465
                                                      --------
Total Asset-Backed Obligation
   (Cost $500)                                             465
                                                      --------

CONVERTIBLE BOND--0.1%
   Key Energy Group,
     Convertible to 25.9740 Shares
      5.000%, 09/15/04                   1,091             908
                                                      --------
Total Convertible Bond
   (Cost $888)                                             908
                                                      --------

U.S. GOVERNMENT AGENCY OBLIGATION--4.6%
   FHLMC (F)
     4.750%, 01/02/01                   32,647          32,643
                                                      --------
Total U.S. Government Agency
   Obligation
   (Cost $32,643)                                       32,643
                                                      --------

COMMERCIAL PAPER--2.3%
   General Electric
     5.900%, 01/02/01                   15,968          15,965
                                                      --------
Total Commercial Paper
   (Cost $15,965)                                       15,965
                                                      --------

PREFERRED/CONVERTIBLE STOCKS--1.2%
   Adelphia Business Solution, Ser B PIK     9               2
   Adelphia Communications, Ser B,
     Exchange 13.000%                    2,500             223
   Ainsworth Lumber PIK              1,500,000           1,230
   Ameriking PIK                     3,228,800              32
   Benedek Communications PIK          500,000             244
   BPC Holding, Ser B PIK              568,443             307
   Classic Communications (A)            3,000              15
   Climachem PIK, Ser B              1,000,000             303
   Crown Paper PIK*                  1,500,000             109
   Diva Systems, Ser C*                 41,615             333
   E.Spire Communications PIK (A)          598              42
   Earthwatch                          110,463              28
   Granite                                 100               2
   Great Lakes Carbon, Ser B PIK       500,000             259
   Interact Electriconic Marketing,
     Convertible $14.00                    700              70
   Interact Operating PIK              400,715              40
   Intermedia Communication,
     Convertible $30.235 (A)            20,000             193

                                                           [Pillar Logo Omitted]

                                                               DECEMBER 31, 2000

--------------------------------------------------------------------------------
                                                       MARKET
DESCRIPTION                            SHARES        VALUE (000)
--------------------------------------------------------------------------------

   Intermedia Communication,
     Ser B PIK                             396        $    198
   International Utility PIK (A)           181              10
   International Utility Structure PIK 500,000             275
   Jazz Casino PIK                      10,862             119
   Mentus Media, Ser B PIK           1,128,000             451
   Metretek Technologies*                  300             249
   Nextel Communications, Ser D PIK        748             722
   Nextel Communications, Ser E PIK      4,080             347
   Pegasus Communications PIK            2,500             267
   Pegasus Communications, Ser A PIK     1,210             120
   Peninsula Gaming*                     7,042              42
   Primedia, Ser D, Exchange 10.000%     4,000             328
   SD Warren PIK                     1,327,000           1,440
   XO Communications PIK                 8,371             251
                                                      --------
Total Preferred/Convertible Stocks
   (Cost $13,961)                                        8,251
                                                      --------

COMMON STOCKS--0.8%
   AT&T Canada*                          1,714              50
   Aurora Foods*                        33,650              82
   Coinstar*                             4,545              69
   Completel Europe N.V.*               90,000             321
   Globalstar Telecommunications*        3,303               3
   Globix*                              19,712              54
   Grant Prideco*                       23,691             520
   Intermedia Communications*            3,697              27
   Jordan Telecommunications* (A)          500              13
   Loral Space & Communication*            454               1
   Metretek Technologies*               60,000              60
   Microcell Telecommunications*         5,152              98
   OpTel (A)*                              300
   Pathmark Store Inc*                  74,685           1,232
   Phase Metrics Cl A*                  36,136             361
   Price Communications*                89,949           1,512
   Primus Telecommunications Group*      1,047               2
   SF Holdings Group, Cl C* (A)            200              --
   Viatel*                               2,863              11
   Weatherford International*           23,167           1,095
   World Access*                         2,514               6
   XO Communications, Cl A               8,974             160
                                                      --------
Total Common Stocks
   (Cost $4,922)                                         5,677
                                                      --------

WARRANTS--0.2%
   Aavid Thermal Technologies,
     Expires 02/01/07*                     500               5
   Airgate PCS, Expires 10/01/09*        1,400             110
   Ampex, Expires 03/15/03* (A)         34,000              --

--------------------------------------------------------------------------------
                                                       MARKET
DESCRIPTION                            SHARES        VALUE (000)
--------------------------------------------------------------------------------

   AustralisMedia,
     Expires 10/30/01* (A)                 500        $     --
   Cable Satisfacton, Expires 03/01/05*  2,000              20
   Carrier1, Expires 02/19/09* (A)       1,000              80
   Clearnet Communications,
     Expires 09/15/05*                   1,320              44
   Crown Packaging*                    100,848               1
   Dairy Mart Stores, Expires 01/01/01*  1,334              --
   Dayton Suprior, Expires 06/15/09*     1,500              30
   Diva System, Expires 01/01/10*        1,125             518
   Diva Systems, Expires 03/01/08*      11,271              90
   DTI Holdings, Expires 03/01/08* (A)   6,250              --
   E.Spire Communications,
     Expires 11/01/05*                     500              17
   Equinix Warrant, Expires 12/01/07*      800              88
   Golden Ocean Group,
     Expires 08/31/01*                     688              --
   GT Group Telecom,
     Expires 02/01/10*                   1,250              54
   HF Holdings, Expires 07/15/02*        3,156               3
   Inter Act Electronics,
     Expires 12/15/09* (A)                 700              --
   Inter Act Systems, Expires 08/01/03*    700              --
   Jostens, Cl E, Expires 05/01/10*      1,500              30
   Key Energy Services,
     Expires 01/15/09*                   1,150              85
   KMC Telecommunications Holdings,
     Expires 04/15/08* (A)               1,250              25
   Leap Wireless, Expires 04/15/10,
     Expires 04/15/10*                   5,750              23
   Metretek Technologies,
     Expires 09/10/03*                  30,000               6
   Metricom, Expires 02/15/10*           1,000               1
   Motient, Expires 04/01/08* (A)          900              13
   Mrs. Fields Holdings,
     Expires 12/01/05*                     800               8
   Next Generation Media,
     Expires 02/01/08*                   2,365              --
   Nextel International,
     Expires 04/15/07*                   1,400              34
   Nextlink Communications,
     Expires 02/01/09* (A)               5,000              --
   Orbital Imaging, Expires 03/01/05* (A)  950               9
   PLD Telekom, Expires 06/01/06*          830              --
   Pliant, Expires 06/01/10*             1,300              --
   Republic Technolgy, Expires 07/15/09*   750              --
   Startec Global, Expires 05/15/08* (A)   500              --
   USN Communication,
     Expires 08/15/04*                  11,540              --
   Waste Systems International,
     Expires 01/15/06*                   8,250              --

[Graphic of Marble block Omitted]

SCHEDULES OF INVESTMENTS (UNAUDITED)
SEI INSTITUTIONAL MANAGED TRUST HIGH YIELD BOND FUND (CONCLUDED)
--------------------------------------------------------------------------------
                                                       MARKET
DESCRIPTION                            SHARES        VALUE (000)
--------------------------------------------------------------------------------

   Windsor Woodmont Black Hawk,
     Expires 03/15/10*                   1,000        $      1
   Worldwide Flight, Expires 08/15/07*     800              --
   Wright Medical, Expires 06/30/03*        20              --
   XM Satellite Radio Holdings,
     Expires 03/15/10*                   1,200              42
                                                      --------
Total Warrants
   (Cost $897)                                           1,337
                                                      --------

RIGHTS--0.0%
   Abraxas Petroleum*                   74,523              11
                                                      --------
Total Rights
   (Cost $0)                                                11
                                                      --------
Total Investments--100.0%
   (Cost $853,838)                                     706,172
                                                      --------
*NON-INCOME PRODUCING SECURITY.
(A) SECURITY SOLD WITHIN THE TERMS OF A PRIVATE PLACEMENT MEMORANDUM, EXEMPT FROM REGISTRATION UNDER SECTION 144A OF THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY BE SOLD ONLY TO DEALERS IN THAT PROGRAM OR OTHER "ACCREDITED INVESTORS." THESE SECURITIES HAVE BEEN DETERMINED TO BE LIQUID UNDER GUIDELINES ESTABLISHED BY THE BOARD OF DIRECTORS.
(B) STEP BOND -- THE RATE REFLECTED ON THE STATEMENT OF NET ASSETS IS THE EFFECTIVE YIELD ON DECEMBER 31, 2000. THE COUPON ON A STEP BOND CHANGES ON A SPECIFIC DATE.
(C)  IN DEFAULT ON INTEREST PAYMENTS.
(D)  RESTRICTED SECURITY, NOT READILY MARKETABLE.
(E) ZERO COUPON -- THE RATE SHOWN REPRESENTS THE SECURITY'S EFFECTIVE RATE AT TIME OF PURCHASE
(F)  DISCOUNT NOTE -- THE RATE SHOWN REPRESENTS THE SECURITY'S
     DISCOUNT RATE AT TIME OF PURCHASE
CV -- CONVERTIBLE SECURITY
FHLMC -- FEDERAL HOME LOAN MORTGAGE CORPORATION
LLC -- LIMITED LIABILITY COMPANY
LTD. -- LIMITED
PIK -- PAYMENT-IN-KIND
PLC -- PUBLIC LIMITED COMPANY
ROEC -- REAL ESTATE OPERATING COMPANY
SER -- SERIES

SEI INDEX FUNDS S&P 500 INDEX FUND
--------------------------------------------------------------------------------
                                                       MARKET
DESCRIPTION                            SHARES        VALUE (000)
--------------------------------------------------------------------------------

COMMON STOCKS--97.4%
AEROSPACE & DEFENSE--1.2%
   BF Goodrich                          25,050      $      911
   Boeing                              219,171          14,465
   General Dynamics                     49,160           3,834
   Lockheed Martin                     106,232           3,607
   Northrop Grumman                     17,665           1,466
   Raytheon, Cl B                       83,640           2,598
   United Technologies                 115,544           9,085
                                                    ----------
                                                        35,966
                                                    ----------
AIR TRANSPORTATION--0.4%
   AMR*                                 36,970           1,449
   Delta Air Lines                      30,170           1,514
   FedEx*                               70,104           2,801
   Southwest Airlines                  123,800           4,151
   US Airways Group*                    16,565             672
                                                    ----------
                                                        10,587
                                                    ----------
APPAREL/TEXTILES--0.1%
   Liz Claiborne                        12,750             531
   VF                                   27,960           1,013
                                                    ----------
                                                         1,544
                                                    ----------
APPLIANCES--0.0%
   Maytag                               18,830             608
   Whirlpool                            16,305             778
                                                    ----------
                                                         1,386
                                                    ----------
AUTOMOTIVE--0.9%
   Cooper Tire & Rubber                 17,900             190
   Dana                                 36,257             555
   Delphi Automotive Systems           138,117           1,554
   Ford Motor                          462,416          10,838
   General Motors                      139,330           7,097
   Genuine Parts                        42,592           1,115
   Goodyear Tire & Rubber               38,770             891
   ITT Industries                       21,665             840
   Navistar International*              14,626             383
   Paccar                               18,808             926
   Rockwell International               45,130           2,149
   TRW                                  30,520           1,183
   Visteon                              32,195             370
                                                    ----------
                                                        28,091
                                                    ----------
BANKS--8.0%
   Amsouth Bancorporation               92,600           1,412
   Bank of America                     401,512          18,419
   Bank of New York                    182,700          10,083
   Bank One                            285,401          10,453
   BB&T                                 97,800           3,649
   Charter One Financial                51,120           1,476
   Citigroup                         1,240,154          63,325

                                                           [Pillar Logo Omitted]

                                                               DECEMBER 31, 2000

--------------------------------------------------------------------------------
                                                       MARKET
DESCRIPTION                            SHARES        VALUE (000)
--------------------------------------------------------------------------------

   Comerica                             38,550      $    2,289
   Fifth Third Bancorp                 113,975           6,810
   First Union                         241,714           6,723
   Firstar                             234,394           5,450
   FleetBoston Financial               223,244           8,386
   Golden West Financial                38,915           2,627
   Huntington Bancshares                61,653             998
   Chase Manhattan                     323,265          14,688
   Keycorp                             105,042           2,941
   Mellon Financial                    120,420           5,923
   National City                       150,100           4,315
   Northern Trust                       54,500           4,445
   Old Kent Financial                   34,205           1,496
   PNC Financial Services Group         71,060           5,192
   Regions Financial                    54,500           1,489
   SouthTrust                           41,400           1,684
   State Street                         39,700           4,931
   Summit Bancorp                       42,800           1,634
   Suntrust Banks                       72,830           4,588
   Synovus Financial                    69,900           1,883
   US Bancorp                          185,831           5,424
   Union Planters                       33,100           1,183
   Wachovia                             50,078           2,911
   Washington Mutual                   133,047           7,060
   Wells Fargo                         421,652          23,481
                                                    ----------
                                                       237,368
                                                    ----------
BROADCASTING, NEWSPAPERS & ADVERTISING--0.8%
   Clear Channel Communications*       144,235           6,986
   Comcast, Cl A*                      222,754           9,300
   Interpublic Group                    75,700           3,222
   Omnicom Group                        43,700           3,622
                                                    ----------
                                                        23,130
                                                    ----------
BUILDING & CONSTRUCTION--0.2%
   Centex                               14,580             548
   Kaufman & Broad Home                 10,537             355
   Masco                               110,080           2,828
   Pulte                                 9,890             417
   Vulcan Materials                     24,900           1,192
                                                    ----------
                                                         5,340
                                                    ----------
CHEMICALS--1.1%
   Air Products & Chemicals             56,440           2,314
   Ashland                              17,225             618
   Dow Chemical                        167,350           6,129
   Eastman Chemical                     18,891             921
   EI du Pont de Nemours               257,286          12,430
   Engelhard                            31,417             640
   Great Lakes Chemical                 12,400             461
   Hercules                             26,495             505
   PPG Industries                       41,690           1,931
   Praxair                              38,965           1,729

--------------------------------------------------------------------------------
                                                       MARKET
DESCRIPTION                            SHARES        VALUE (000)
--------------------------------------------------------------------------------

   Rohm & Haas                          54,023      $    1,962
   Sigma-Aldrich                        18,900             743
   Union Carbide                        33,165           1,785
                                                    ----------
                                                        32,168
                                                    ----------
COMMERCIAL SERVICES--0.4%
   Cendant*                            179,810           1,731
   Convergys*                           37,900           1,717
   Deluxe                               17,855             451
   Fluor*                               18,630             616
   H&R Block                            22,470             930
   Moody's                              39,932           1,026
   Paychex                              91,825           4,465
   Quintiles Transnational*             28,300             593
                                                    ----------
                                                        11,529
                                                    ----------
COMPUTERS & SERVICES--7.2%
   Apple Computer*                      79,940           1,189
   Autodesk                             14,200             383
   Cabletron Systems*                   45,300             682
   Ceridian*                            35,830             714
   Cisco Systems*                    1,775,500          67,913
   Compaq Computer                     419,356           6,311
   Computer Sciences*                   41,420           2,490
   Dell Computer*                      638,200          11,129
   Electronic Data Systems             115,400           6,664
   EMC-Mass*                           539,800          35,897
   Gateway*                             79,800           1,436
   Hewlett-Packard                     487,820          15,397
   International Business Machines     432,820          36,790
   Lexmark International*               31,200           1,383
   NCR*                                 23,700           1,164
   Sapient*                             30,000             358
   Sun Microsystems*                   794,400          22,144
   Symbol Technologies                  36,000           1,296
   Unisys*                              76,985           1,126
                                                    ----------
                                                       214,466
                                                    ----------
CONSUMER PRODUCTS--0.1%
   American Greetings, Cl A             15,600             147
   Clorox                               57,918           2,056
   Tupperware                           14,250             291
                                                    ----------
                                                         2,494
                                                    ----------
CONTAINERS & PACKAGING--0.1%
   Ball                                  6,995             322
   Bemis                                13,190             443
   Newell Rubbermaid                    65,536           1,491
   Pactiv*                              39,012             483
   Sealed Air*                          20,586             628
                                                    ----------
                                                         3,367
                                                    ----------

[Graphic of Marble block Omitted]

SCHEDULE OF INVESTMENTS (UNAUDITED)

SEI INDEX FUNDS S&P 500 INDEX FUND (CONTINUED)

--------------------------------------------------------------------------------
                                                       MARKET
DESCRIPTION                            SHARES        VALUE (000)
--------------------------------------------------------------------------------

COSMETICS & TOILETRIES--1.9%
   Alberto-Culver, Cl B                 13,780       $     590
   Avon Products                        58,740           2,812
   Colgate-Palmolive                   141,176           9,113
   Gillette                            259,876           9,388
   International Flavors & Fragrances   23,995             487
   Kimberly-Clark                      131,674           9,308
   Procter & Gamble                    321,608          25,226
                                                    ----------
                                                        56,924
                                                    ----------
CRUISE LINES--0.2%
   Carnival                            144,200           4,443
                                                    ----------
DATA PROCESSING--0.6%
   Automatic Data Processing           155,740           9,860
   First Data                           97,504           5,137
   IMS Health                           72,264           1,951
                                                    ----------
                                                        16,948
                                                    ----------
DIVERSIFIED FINANCIAL SERVICES--4.8%
   American Express                    328,141          18,027
   Bear Stearns                         26,207           1,328
   Capital One Financial                48,600           3,198
   Charles Schwab                      341,332           9,685
   CIT Group, Cl A                      64,400           1,296
   Countrywide Credit Industries        28,100           1,412
   Equifax                              34,800             998
   Fannie Mae                          248,560          21,563
   Franklin Resources                   59,900           2,282
   Freddie Mac                         171,500          11,812
   Household International             116,191           6,391
   JP Morgan                            39,330           6,509
   Lehman Brothers Holdings             58,700           3,970
   MBNA                                210,112           7,761
   Merrill Lynch                       199,900          13,631
   Morgan Stanley Dean Witter          276,522          21,914
   Providian Financial                  70,590           4,059
   Stilwell Financial                   54,700           2,157
   T. Rowe Price Group                  30,000           1,268
   USA Education                        40,500           2,754
                                                    ----------
                                                       142,015
                                                    ----------
DIVERSIFIED MANUFACTURING--6.0%
   Cooper Industries                    22,895           1,052
   Crane                                14,819             421
   Danaher                              34,800           2,379
   Eaton                                17,230           1,295
   FMC*                                  7,465             535
   General Electric                  2,444,480         117,182
   Honeywell International             196,702           9,306
   Illinois Tool Works                  74,334           4,428
   Minnesota Mining &
     Manufacturing                      97,330          11,728

--------------------------------------------------------------------------------
                                                       MARKET
DESCRIPTION                            SHARES        VALUE (000)
--------------------------------------------------------------------------------

   National Service Industries          10,085      $      259
   Textron                              34,910           1,623
   Tyco International Ltd.             431,440          23,945
   Vivendi Universal ADR                84,080           5,491
                                                    ----------
                                                       179,644
                                                    ----------
ELECTRICAL SERVICES--2.5%
   AES*                                113,100           6,263
   Allegheny Energy                     27,200           1,311
   Ameren                               33,900           1,570
   American Electric Power              79,465           3,695
   Calpine*                             69,300           3,123
   Cinergy                              39,092           1,373
   CMS Energy                           29,600             938
   Consolidated Edison                  52,290           2,013
   Constellation Energy Group           37,195           1,676
   Dominion Resources                   58,808           3,940
   DTE Energy                           35,135           1,368
   Duke Energy                          91,006           7,758
   Edison International                 80,140           1,252
   Entergy                              54,820           2,320
   Exelon                               78,358           5,502
   FirstEnergy                          55,405           1,749
   FPL Group                            43,528           3,123
   GPU                                  29,900           1,101
   Niagara Mohawk Holdings*             39,565             660
   NiSource                             50,317           1,547
   PG&E                                 95,245           1,905
   Pinnacle West Capital                20,900             995
   PPL                                  35,700           1,613
   Progress Energy                      15,501             762
   Public Service Enterprise Group      52,883           2,571
   Reliant Energy                       72,751           3,151
   Southern                            166,726           5,544
   TXU                                  63,735           2,824
   XCEL Energy                          84,020           2,442
                                                    ----------
                                                        74,089
                                                    ----------
ELECTRONIC & OTHER ELECTRICAL EQUIPMENT--0.8%
   Adaptec*                             24,300             249
   American Power Conversion*           47,900             593
   Emerson Electric                    105,430           8,309
   Johnson Controls                     21,130           1,099
   Millipore                            11,390             718
   Molex                                48,300           1,715
   Power-One*                           19,300             759
   Sanmina*                             37,400           2,866
   Solectron*                          157,000           5,322
   Tektronix                            23,310             785
   Thomas & Betts                       14,340             232
                                                    ----------
                                                        22,647
                                                    ----------
96

                                                           [Pillar Logo Omitted]

                                                               DECEMBER 31, 2000

--------------------------------------------------------------------------------
                                                       MARKET
DESCRIPTION                            SHARES        VALUE (000)
--------------------------------------------------------------------------------

ENVIRONMENTAL SERVICES--0.2%
   Allied Waste Industries*             48,600      $      708
   Ecolab                               31,400           1,356
   Waste Management                    153,314           4,254
                                                    ----------
                                                         6,318
                                                    ----------
FOOD, BEVERAGE & TOBACCO--4.8%
   Adolph Coors, Cl B                    9,165             736
   Anheuser-Busch                      222,500          10,124
   Archer-Daniels-Midland              156,228           2,343
   Brown-Forman, Cl B                   16,860           1,121
   Campbell Soup                       103,860           3,596
   Coca-Cola                           611,760          37,279
   Coca-Cola Enterprises               103,100           1,959
   Conagra Foods                       131,584           3,421
   Fortune Brands                       37,940           1,138
   General Mills                        69,520           3,098
   Hershey Foods                        33,500           2,157
   HJ Heinz                             85,320           4,047
   Kellogg                             100,080           2,627
   PepsiCo                             356,180          17,653
   Philip Morris                       548,530          24,135
   Quaker Oats                          32,760           3,190
   Ralston Purina Group                 75,780           1,980
   Sara Lee                            205,660           5,052
   Supervalu                            32,560             452
   Sysco                               164,940           4,948
   Unilever                            141,050           8,877
   UST                                  40,240           1,129
   WM Wrigley Jr.                       27,705           2,654
                                                    ----------
                                                       143,716
                                                    ----------
FOOTWEAR--0.1%
   Nike, Cl B                           66,420           3,707
   Reebok International Ltd.*           14,120             386
                                                    ----------
                                                         4,093
                                                    ----------
GAS/NATURAL GAS--1.1%
   Dynegy, Cl A                         79,500           4,457
   EL Paso Energy                       57,130           4,092
   Enron                               184,168          15,309
   KeySpan                              33,000           1,398
   Kinder Morgan                        28,200           1,472
   Nicor                                11,300             488
   Oneok                                 7,200             347
   Peoples Energy                        8,740             391
   Sempra Energy                        50,227           1,168
   Williams                            108,590           4,337
                                                    ----------
                                                        33,459
                                                    ----------
--------------------------------------------------------------------------------
                                                       MARKET
DESCRIPTION                            SHARES        VALUE (000)
--------------------------------------------------------------------------------

HOME FURNISHINGS--0.0%
   Leggett & Platt                      48,400      $      917
                                                    ----------
HOTEL & MOTEL--0.2%
   Harrah's Entertainment*              28,585             754
   Hilton Hotels                        90,905             955
   Marriott International, Cl A         59,040           2,494
   Starwood Hotels & Resorts
     Worldwide                          47,700           1,681
                                                    ----------
                                                         5,884
                                                    ----------
INSURANCE--4.6%
   Aetna*                               34,687           1,424
   Aflac                                65,200           4,707
   Allstate                            180,404           7,859
   AMBAC Financial Group                25,800           1,504
   American General                     61,839           5,040
   American International Group        574,220          56,597
   AON                                  62,975           2,157
   Chubb                                43,018           3,721
   Cigna                                37,690           4,986
   Cincinnati Financial                 39,600           1,567
   Conseco                              80,253           1,058
   Hartford Financial Services          55,430           3,915
   Humana*                              41,500             633
   Jefferson-Pilot                      25,405           1,899
   Lincoln National                     47,160           2,231
   Loews                                24,300           2,517
   Marsh & McLennan                     67,915           7,946
   MBIA                                 24,200           1,794
   Metlife                             188,600           6,601
   MGIC Investment                      26,200           1,767
   Progressive                          18,100           1,876
   Safeco                               31,420           1,033
   St. Paul                             53,576           2,910
   Torchmark                            30,974           1,191
   UnitedHealth Group                   78,700           4,830
   UnumProvident                        59,273           1,593
   Wellpoint Health Networks*           15,500           1,786
                                                    ----------
                                                       135,142
                                                    ----------
INTERNET--0.8%
   America Online*                     576,300          20,055
   BroadVision*                         66,200             782
   Yahoo*                              137,800           4,143
                                                    ----------
                                                        24,980
                                                    ----------
LEISURE PRODUCTS--0.0%
   Brunswick                            21,430             352
                                                    ----------

[Graphic of Marble block Omitted]

SCHEDULE OF INVESTMENTS (UNAUDITED)

SEI INDEX FUNDS S&P 500 INDEX FUND (CONTINUED)

--------------------------------------------------------------------------------
                                                       MARKET
DESCRIPTION                            SHARES        VALUE (000)
--------------------------------------------------------------------------------

MACHINERY & MANUFACTURING OPERATIONS--0.5%
   Black & Decker                       19,935      $      782
   Briggs & Stratton                     5,440             241
   Caterpillar                          84,800           4,012
   Cummins Engine                       10,240             388
   Deere                                57,690           2,643
   Dover                                50,140           2,034
   Ingersoll-Rand                       39,405           1,650
   McDermott International              14,865             160
   Pall                                 30,193             644
   Parker Hannifin                      28,578           1,261
   Snap-On                              14,297             399
   Stanley Works                        21,030             656
   Timken                               14,740             223
   WW Grainger                          23,080             842
                                                    ----------
                                                        15,935
                                                    ----------
MEASURING DEVICES--0.5%
   Agilent Technologies*               111,737           6,118
   Applera-Applied Biosystems Group     51,760           4,869
   PerkinElmer                          12,240           1,285
   Thermo Electron*                     44,300           1,318
                                                    ----------
                                                        13,590
                                                    ----------
MEDICAL/BIOMEDICAL--0.7%
   Amgen*                              255,800          16,355
   Biogen*                              36,300           2,180
   Chiron*                              47,300           2,105
                                                    ----------
                                                        20,640
                                                    ----------
MEDICAL PRODUCTS & SERVICES--2.9%
   CR Bard                              12,535             584
   Bausch & Lomb                        13,180             533
   Baxter International                 72,373           6,391
   Becton Dickinson                     62,320           2,158
   Biomet                               44,000           1,746
   Boston Scientific*                  100,000           1,369
   Guidant*                             75,700           4,083
   HCA-Healthcare                      136,259           5,997
   Healthsouth*                         95,312           1,555
   Johnson & Johnson                   342,940          36,030
   Manor Care*                          25,247             521
   Medtronic                           296,380          17,894
   ST Jude Medical*                     20,950           1,287
   Stryker                              48,100           2,433
   Tenet Healthcare*                    78,260           3,478
                                                    ----------
                                                        86,059
                                                    ----------
--------------------------------------------------------------------------------
                                                       MARKET
DESCRIPTION                            SHARES        VALUE (000)
--------------------------------------------------------------------------------

METAL & METAL INDUSTRIES--0.5%
   Alcan Aluminium Ltd.                 79,752      $    2,727
   Alcoa                               213,354           7,147
   Barrick Gold                         97,700           1,600
   Freeport-McMoran Copper & Gold,
     Cl B*                              36,700             314
   Homestake Mining                     64,700             271
   Inco Ltd.*                           44,700             749
   Newmont Mining                       41,522             708
   Phelps Dodge                         19,380           1,082
   Placer Dome                          80,829             778
   Worthington Industries               21,122             170
                                                    ----------
                                                        15,546
                                                    ----------
MISCELLANEOUS CONSUMER SERVICES--0.0%
   Robert Half International*           43,700           1,158
                                                    ----------
MOTORCYCLES--0.1%
   Harley-Davidson                      74,800           2,973
                                                    ----------
MULTIMEDIA--1.9%
   Gannett                              64,870           4,091
   McGraw-Hill                          48,240           2,828
   Meredith                             12,380             398
   Time Warner                         327,528          17,110
   Viacom, Cl B*                       373,279          17,451
   Walt Disney                         514,301          14,883
                                                    ----------
                                                        56,761
                                                    ----------
OFFICE SUPPLIES & EQUIPMENT--0.1%
   Avery Dennison                       27,130           1,489
   Pitney Bowes                         62,020           2,054
   Xerox                               164,650             762
                                                    ----------
                                                         4,305
                                                    ----------
OIL & GAS DRILLING--0.6%
   Nabors Industries*                   36,300           2,147
   Rowan*                               23,305             629
   Schlumberger Ltd.                   141,234          11,290
   Transocean Sedco Forex               51,816           2,384
                                                    ----------
                                                        16,450
                                                    ----------
PAINT & RELATED PRODUCTS--0.0%
   Sherwin-Williams                     39,660           1,044
                                                    ----------
PAPER & PAPER PRODUCTS--0.5%
   Boise Cascade                        14,131             475
   Georgia-Pacific Group                55,292           1,721
   International Paper                 118,790           4,848
   Louisiana-Pacific                    25,712             260
   Mead                                 24,720             776
   Potlatch                              7,070             237
   Temple-Inland                        12,090             648

                                                           [Pillar Logo Omitted]

                                                               DECEMBER 31, 2000

--------------------------------------------------------------------------------
                                                       MARKET
DESCRIPTION                            SHARES        VALUE (000)
--------------------------------------------------------------------------------

   Westvaco                             24,790      $      724
   Weyerhaeuser                         53,870           2,734
   Willamette Industries                26,900           1,263
                                                    ----------
                                                        13,686
                                                    ----------
PETROLEUM & FUEL PRODUCTS--0.8%
   Anadarko Petroleum                   61,141           4,346
   Apache                               30,300           2,123
   Baker Hughes                         81,948           3,406
   Burlington Resources                 52,963           2,675
   Devon Energy                         31,596           1,926
   EOG Resources                        28,900           1,580
   Halliburton                         109,110           3,955
   Kerr-McGee                           23,252           1,556
   Occidental Petroleum                 91,130           2,210
                                                    ----------
                                                        23,777
                                                    ----------
PETROLEUM REFINING--5.0%
   Amerada Hess                         21,730           1,588
   Chevron                             158,320          13,368
   Coastal                              53,104           4,690
   Conoco, Cl B                        153,766           4,450
   Exxon Mobil                         857,607          74,558
   Phillips Petroleum                   62,735           3,568
   Royal Dutch Petroleum ADR           529,040          32,040
   Sunoco                               20,870             703
   Texaco                              135,720           8,432
   Tosco                                35,600           1,208
   Unocal                               59,790           2,313
   USX-Marathon Group                   76,635           2,127
                                                    ----------
                                                       149,045
                                                    ----------
PHARMACEUTICALS--9.7%
   Abbott Laboratories                 381,620          18,485
   Allergan                             32,300           3,127
   Alza*                                58,240           2,475
   American Home Products              323,280          20,544
   Bristol-Myers Squibb                482,380          35,666
   Cardinal Health                      68,658           6,840
   Eli Lilly                           278,120          25,883
   Forest Laboratories*                 21,500           2,857
   King Pharmaceuticals*                41,700           2,155
   McKesson HBOC                        70,091           2,516
   Medimmune*                           52,000           2,480
   Merck                               568,950          53,268
   Pfizer                            1,556,435          71,596
   Pharmacia                           318,155          19,407
   Schering-Plough                     360,720          20,471
   Watson Pharmaceutical*               25,200           1,290
                                                    ----------
                                                       289,060
                                                    ----------

--------------------------------------------------------------------------------
                                                       MARKET
DESCRIPTION                            SHARES        VALUE (000)
--------------------------------------------------------------------------------

PHOTOGRAPHIC EQUIPMENT & SUPPLIES--0.1%
   Eastman Kodak                        73,865      $    2,908
                                                    ----------
PRINTING & PUBLISHING--0.3%
   Dow Jones                            21,500           1,217
   Harcourt General                     18,066           1,033
   Knight Ridder                        17,970           1,022
   New York Times, Cl A                 40,160           1,609
   RR Donnelley & Sons                  30,060             812
   Tribune                              74,620           3,153
                                                    ----------
                                                         8,846
                                                    ----------
RAILROADS--0.3%
   Burlington Northern Santa Fe         97,400           2,758
   CSX                                  53,518           1,388
   Norfolk Southern                     94,600           1,259
   Union Pacific                        60,940           3,093
                                                    ----------
                                                         8,498
                                                    ----------
RESTAURANTS--0.5%
   Darden Restaurants                   29,260             669
   McDonald's                          323,500          10,999
   Tricon Global Restaurants*           35,998           1,188
   Wendy's International                27,975             734
                                                    ----------
                                                        13,590
                                                    ----------
RETAIL--5.8%
   Albertson's                         103,923           2,754
   Autozone*                            31,500             898
   Bed Bath & Beyond*                   69,600           1,557
   Best Buy*                            51,100           1,511
   Circuit City Stores                  50,500             581
   Consolidated Stores*                 27,424             291
   Costco Wholesale*                   110,316           4,406
   CVS                                  96,613           5,791
   Dillards, Cl A                       22,520             266
   Dollar General                       81,285           1,534
   Federated Department Stores*         49,700           1,740
   Gap                                 209,630           5,346
   Home Depot                          571,283          26,101
   JC Penney                            64,630             703
   K Mart*                             119,280             634
   Kohls*                               81,600           4,978
   Kroger*                             203,020           5,494
   Limited                             104,996           1,792
   Longs Drug Stores                     9,190             222
   Lowe's                               94,488           4,205
   May Department Stores                73,243           2,399
   Nordstrom                            31,760             578
   Office Depot*                        75,500             538
   RadioShack                           45,688           1,956
   Safeway*                            123,600           7,725

[Graphic of Marble block Omitted]

SCHEDULE OF INVESTMENTS (UNAUDITED)

SEI INDEX FUNDS S&P 500 INDEX FUND (CONCLUDED)

--------------------------------------------------------------------------------
                                                       MARKET
DESCRIPTION                            SHARES        VALUE (000)
--------------------------------------------------------------------------------

   Sears, Roebuck                       82,225      $    2,857
   Staples*                            112,050           1,324
   Starbucks*                           46,000           2,036
   Target                              220,960           7,126
   Tiffany                              35,800           1,132
   TJX                                  69,440           1,927
   Toys 'R' Us*                         50,365             840
   Wal-Mart Stores                   1,101,940          58,541
   Walgreen                            249,960          10,451
   Winn-Dixie Stores                    34,360             666
                                                    ----------
                                                       170,900
                                                    ----------
SEMI-CONDUCTORS/INSTRUMENTS--4.3%
   Advanced Micro Devices*              77,360           1,069
   Altera*                              97,800           2,573
   Analog Devices*                      88,200           4,515
   Applied Materials*                  200,100           7,641
   Broadcom, Cl A*                      57,800           4,855
   Conexant Systems*                    56,000             861
   Intel                             1,660,260          49,912
   JDS Uniphase*                       237,200           9,888
   Kla-Tencor*                          45,700           1,540
   Linear Technology                    77,900           3,603
   LSI Logic*                           78,800           1,347
   Maxim Integrated Products*           69,900           3,342
   Micron Technology*                  140,000           4,970
   National Semiconductor*              43,912             884
   Novellus Systems*                    32,300           1,161
   Qlogic*                              22,400           1,725
   Teradyne*                            42,900           1,598
   Texas Instruments                   426,780          20,219
   Vitesse Semiconductor*               44,200           2,445
   Xilinx*                              81,100           3,741
                                                    ----------
                                                       127,889
                                                    ----------
SOFTWARE & PROGRAMMING--4.4%
   Adobe Systems                        59,300           3,451
   BMC Software*                        60,382             845
   Citrix Systems*                      45,600           1,026
   Computer Associates International   143,252           2,793
   Compuware*                           90,100             563
   Intuit*                              50,900           2,007
   Mercury Interactive*                 19,900           1,796
   Microsoft*                        1,315,500          57,060
   Novell*                              81,000             423
   Oracle*                           1,380,856          40,131
   Parametric Technology*               67,000             900
   Peoplesoft*                          70,462           2,620
   Siebel Systems*                     106,000           7,168
   Veritas Software*                    96,200           8,418
                                                    ----------
                                                       129,201
                                                    ----------

--------------------------------------------------------------------------------
                                                       MARKET
DESCRIPTION                            SHARES        VALUE (000)
--------------------------------------------------------------------------------

STEEL & STEEL WORKS--0.1%
   Allegheny Technologies               19,674      $      312
   Nucor                                19,080             757
   USX-U.S. Steel Group                 21,867             394
                                                    ----------
                                                         1,463
                                                    ----------
TELEPHONE & TELECOMMUNICATION--8.1%
   ADC Telecommunications*             190,400           3,451
   Alltel                               77,182           4,819
   Andrew*                              20,015             435
   AT&T                                925,984          16,031
   Avaya*                               68,694             708
   BellSouth                           460,812          18,865
   CenturyTel                           34,600           1,237
   Comverse Technology*                 40,400           4,388
   Corning                             226,838          11,980
   Global Crossing Ltd.*               218,460           3,127
   Lucent Technologies                 823,832          11,122
   Network Appliance*                   78,000           5,007
   Nextel Communications, Cl A*        187,900           4,651
   Nortel Networks                     764,100          24,499
   Qualcomm*                           184,400          15,155
   Qwest Communications
     International*                    408,528          16,750
   SBC Communications                  835,085          39,875
   Scientific-Atlanta                   39,668           1,292
   Sprint (FON Group)                  218,200           4,432
   Sprint (PCS Group)*                 230,000           4,701
   Tellabs*                            101,300           5,723
   Verizon Communications*             665,831          33,375
   WorldCom*                           711,010           9,999
                                                    ----------
                                                       241,622
                                                    ----------
TOYS--0.1%
   Hasbro                               42,367             450
   Mattel                              105,265           1,520
                                                    ----------
                                                         1,970
                                                    ----------
TRAVEL SERVICES--0.0%
   Sabre Holdings*                      31,732           1,368
                                                    ----------
TRUCKING & LEASING--0.0%
   Ryder System                         14,730             245
                                                    ----------
WIRELESS EQUIPMENT--0.5%
   Motorola                            538,851          10,912
   Palm*                               139,701           3,955
                                                    ----------
                                                        14,867
                                                    ----------
Total Common Stocks
   (Cost $1,798,345)                                 2,892,403
                                                    ----------

                                                           [Pillar Logo Omitted]

                                                               DECEMBER 31, 2000

--------------------------------------------------------------------------------
                                    FACE AMOUNT        MARKET
DESCRIPTION                         (000)/SHARES     VALUE (000)
--------------------------------------------------------------------------------

U.S. TREASURY OBLIGATION--0.2%
   U.S. Treasury Bills (A)
      5.180%, 05/31/01                 $ 5,500      $    5,374
                                                    ----------
Total U.S. Treasury Obligation
   (Cost $5,366)                                         5,374
                                                    ----------

REPURCHASE AGREEMENT--2.4%
   JP Morgan (B)
     6.450%, dated 12/29/00,
     matures 01/02/01, repurchase
     price $73,016,193 (collateralized
     by various GNMA obligations,
     total market value $74,423,181)    72,964          72,964
                                                    ----------
Total Repurchase Agreement
   (Cost $72,964)                                       72,964
                                                    ----------
Total Investments--100.0%
   (Cost $1,876,675)                                 2,970,741
                                                    ----------
* NON-INCOME PRODUCING SECURITY.
(A) SECURITY, OR PORTION THEREOF, IS PLEDGED AS COLLATERAL ON OPEN FUTURES CONTRACTS.
(B) TRI-PARTY REPURCHASE AGREEMENT
ADR -- AMERICAN DEPOSITARY RECEIPT
CL -- CLASS
GNMA -- GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
LTD. -- LIMITED
MBIA -- MUNICIPAL BOND INSURANCE ASSOCIATION

[Graphic of Marble block Omitted]

NOTES TO FINANCIAL STATEMENTS (CONCLUDED)

STATEMENTS OF ASSETS AND LIABILITIES (000) (UNAUDITED)
AS OF DECEMBER 31, 2000

                                                                       -------------------------------------------------------------
                                                                               SEI INSTITUTIONAL                 SEI INDEX FUNDS
                                                                            MANAGED TRUST HIGH YIELD              S&P 500 INDEX
                                                                                    BOND FUND                           FUND
                                                                       -------------------------------------------------------------

ASSETS:
   Investments at value (cost $853,838 and
       $1,876,675 respectively)                                                     $706,172                        $2,970,741
   Dividends &interest receivable                                                     19,986                             2,866
   Cash                                                                                  280                                --
   Other receivables                                                                     167                                --
   Capital shares sold receivable                                                         --                               119
                                                                       -------------------------------------------------------------
         Total assets                                                                726,605                         2,973,726
                                                                       -------------------------------------------------------------
LIABILITIES:
   Income payable                                                                      7,073                                --
   Accrued expenses                                                                      685                               987
   Payable for investment securities purchased                                           163                             8,185
   Payable for capital shares redeemed                                                    --                                25
   Payable to custodian                                                                   --                            14,708
   Other payables                                                                          1                                18
                                                                       -------------------------------------------------------------
         Total liabilities                                                             7,922                            23,923
                                                                       -------------------------------------------------------------
Total net assets                                                                    $718,683                        $2,949,803
                                                                       -------------------------------------------------------------
NET ASSETS:
   Fund Shares of Class A (unlimited authorization --
     no par value) based on 85,507,635 and 27,331,292
     outstanding shares of beneficial interest, respectively                         887,387                           945,081
   Fund Shares of Class E (unlimited authorization --
     no par value) based on 0 and 44,942,854 outstanding
     shares of beneficial interest, respectively                                          --                           858,794
   Distributions in excess of net investment income                                      (32)                             (251)
   Accumulated net realized gain (loss) on investments                               (21,006)                           54,239
   Net unrealized appreciation (depreciation) on investments                        (147,666)                        1,094,066
   Net unrealized depreciation on futures contracts                                       --                            (2,126)
                                                                       -------------------------------------------------------------
             Total Net Assets--100.0%                                               $718,683                        $2,949,803
                                                                       =============================================================
Net Asset Value, Offering and Redemption Price
   Per Share -- Class A                                                                $8.40                            $40.75
                                                                       =============================================================
Net Asset Value, Offering and Redemption Price
   Per Share -- Class E                                                                $  --                            $40.85
                                                                       =============================================================

AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.

[Graphic of Marble block Omitted]
REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

                                                           [Pillar Logo Omitted]

                                                               DECEMBER 31, 2000

To the Shareholders and Trustees of The Pillar Funds:

We have audited the accompanying statements of net assets of the Tax-Exempt Money Market, Prime Obligation Money Market, Institutional Select Money Market, Intermediate-Term Government Securities, Fixed Income, Pennsylvania Municipal Securities, New Jersey Municipal Securities, High Yield Bond, Balanced, Equity Income, Equity Index, Equity Value, Equity Growth, Mid Cap, and International Equity Funds and the statements of assets and liabilities, including the schedule of investments, of the U.S. Treasury Securities Money Market and U.S. Treasury Securities Plus Money Market Funds of The Pillar Funds (the "Trust") as of December 31, 2000, and the related statements of operations, changes in net assets, and financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the U.S. Treasury Securities Money Market, Tax-Exempt Money Market, Prime Obligation Money Market, U.S. Treasury Securities Plus Money Market, Institutional Select Money Market, Intermediate-Term Government Securities, Fixed Income, Pennsylvania Municipal Securities, New Jersey Municipal Securities, High Yield Bond, Balanced, Equity Income, Equity Index, Equity Value, Equity Growth, Mid Cap, and International Equity Funds of The Pillar Funds as of December 31, 2000, the results of their operations, changes in their net assets, and financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States.




ARTHUR ANDERSEN LLP



Philadelphia, PA
February 15, 2001

[Graphic of Marble block Omitted]

SHAREHOLDER VOTING RESULTS

(UNAUDITED)

At a Shareholder meeting held on July 18, 2000, the Shareholders of the Balanced Fund, Equity Growth Fund, Equity Income Fund, Equity Value Fund, International Equity Fund and Mid Cap Fund voted to approve a proposal to revise a fundamental investment policy to permit the Trust to make short sales of securities and maintain a short position. The results of the voting were as follows:

Balanced Fund
-------------
FOR                    2,382,462.00              94.45% of shares voted         48.71% of total shares
AGAINST                   74,545.00               2.95% of shares voted          1.52% of total shares
ABSTAIN                   65,376.00               2.59% of shares voted          1.33% of total shares

Equity Growth Fund
------------------

FOR                   20,783,318.00              99.24% of shares voted         87.29% of total shares
AGAINST                  121,624.00               0.58% of shares voted          0.51% of total shares
ABSTAIN                   35,497.00               0.16% of shares voted          0.14% of total shares

Equity Income Fund
------------------
FOR                    5,454,198.00              98.82% of shares voted         74.83% of total shares
AGAINST                   46,892.00               0.84% of shares voted          0.64% of total shares
ABSTAIN                   18,095.00               0.32% of shares voted          0.24% of total shares

Equity Value Fund
-----------------
FOR                   15,134,062.00              99.23% of shares voted         85.11% of total shares
AGAINST                   72,307.00               0.47% of shares voted          0.40% of total shares
ABSTAIN                   44,302.00               0.29% of shares voted          0.24% of total shares

International Equity Fund
-------------------------
FOR                    2,692,927.00              99.67% of shares voted         90.47% of total shares
AGAINST                    4,769.00               0.17% of shares voted          0.16% of total shares
ABSTAIN                    3,930.00               0.14% of shares voted          0.13% of total shares

Mid Cap Fund
------------
FOR                      784,752.00              98.11% of shares voted         94.10% of total shares
AGAINST                      775.00               0.09% of shares voted          0.09% of total shares
ABSTAIN                   14,279.00               1.78% of shares voted          1.71% of total shares

[Graphic of Marble block Omitted]
NOTICE TO SHAREHOLDERS OF THE PILLAR FUNDS
(UNAUDITED)


                                                           [Pillar Logo Omitted]
                                                               DECEMBER 31, 2000




Dear Pillar Shareholders:

For the fiscal year ended December 31, 2000, each Fund is designating the following items with regard to distributions paid during the year.


                                        LONG TERM
                                       (20% RATE)         ORDINARY
                                      CAPITAL GAINS        INCOME         TAX EXEMPT                      QUALIFYING
                                      DISTRIBUTIONS     DISTRIBUTIONS       INCOME                        DIVIDENDS        FOREIGN
PORTFOLIO                              (TAX BASIS)       (TAX BASIS)     DISTRIBUTION         TOTAL          (1)          TAX CREDIT
---------                             -------------     -------------    ------------        -------      ----------      ----------
U.S. Treasury Securities
     Money Market Fund                     0%               100%                0%             100%            0%             0%
Prime Obligation Money Market Fund         0                100                 0              100             0              0
Tax-Exempt Money Market Fund               0                  9                91              100             0              0
U.S. Treasury Securities
     Plus Money Market Fund                0                100                 0              100             0              0
Institutional Select Money
     Market Fund                           0                100                 0              100             0              0
Fixed Income Fund                          0                100                 0              100             0              0
High Yield Bond Fund                       0                100                 0              100             0              0
New Jersey Municipal
     Securities Fund                       1                  0                99              100             0              0
Intermediate-Term Government
     Securities Fund                       0                100                 0              100             0              0
Pennsylvania Municipal
     Securities Fund                       0                  2                98              100             0              0
Equity Growth Fund                        87                 13                 0              100            10              0
Equity Value Fund                         96                  4                 0              100           100              0
Equity Income Fund                        45                 55                 0              100           100              0
Equity Index Fund                        100                  0                 0              100             0              0
Mid Cap Fund                             100                  0                 0              100             0              0
Balanced Fund                              0                100                 0              100            61              0
International Equity Fund                 82                 18                 0              100             0              0

(1) Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.

None of the Funds qualify in California, Connecticut or New York to pass through exempt interest dividends from U.S. government obligations.

NOTES

NOTES

NOTES

                              [Pillar Logo Omitted]
                                 THE PILLAR FUNDS
                             YOUR INVESTMENT FOUNDATION

                               INVESTMENT ADVISOR
                                Summit Bank (NJ)

                                  ADMINISTRATOR
                      SEI Investments Mutual Fund Services
                                 Oaks, PA 19456

                                   DISTRIBUTOR
                        SEI Investments Distribution Co.
                                 Oaks, PA 19456


                              ---------------------
                               WWW.PILLARFUNDS.COM
                              ----------------------



SUMMIT BANK (NJ) SERVES AS INVESTMENT ADVISOR AND CUSTODIAN FOR THE PILLAR FUNDS
    AND RECEIVES FEES FOR SUCH SERVICES AS DISCLOSED IN THE PROSPECTUS.
      SEI INVESTMENT DISTRIBUTION CO. IS NOT AFFILIATED WITH SUMMIT BANK.

 THE PILLAR FUNDS, PILLAR, THE STYLIZED "P" LOGO AND YOUR INVESTMENT FOUNDATION ARE REGISTERED SERVICE MARKS OF SUMMIT BANK. PILLARFUNDS.COM IS A SERVICE MARK OF SUMMIT BANK. SUMMIT, SUMMIT BANK, SUMMIT BANCORP, SUMMITBANK.COM AND REACH
             HIGHER ARE REGISTERED SERVICE MARKS OF SUMMIT BANCORP.

 THIS INFORMATION MUST BE PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.
  FOR MORE INFORMATION CALL, 1-800-932-7782. READ IT CAREFULLY BEFORE YOU
                         INVEST OR SEND MONEY.


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       NOT FDIC INSURED [BULLET] NO BANK GUARANTEE [BULLET] MAY LOSE VALUE
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PIL-F-015-11